WEALTH BUILDING OPPORTUNITY
OHIO NATIONAL
FUND, INC.



                                                Annual Report
                                                --------------------------------
                                                DECEMBER 31, 2001


                                                Ohio National Variable Account A

                                                Ohio National Fund, Inc.






[LOGO] Ohio National
       Financial Services(R)

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

In last June's report, we discussed how the market seemed to be stabilizing after a rocky eighteen months. The impact of monetary policy and promised tax cuts were creating a positive environment for corporate earnings, and falling energy prices were helping to create more discretionary dollars available for consumer spending.

Most of that positive momentum was temporarily suspended with the events of September 11. As New York City, Wall Street and the affected support companies for the markets recovered and reorganized, the stock market closed for a week. Upon reopening, the markets dropped significantly, as analysts anticipated, with the Nasdaq(R) Composite ending the week down 16.05 percent and the S&P 500(R) down 11.56 percent. Consumer confidence continued to erode during this time and unemployment continued to rise. Some business news reports even compared this economic period to the recession of 1981-82.

Signs of Recovery

About 10 days later, an interesting turnaround began, which continued through year-end. From September 21 through December 31, the Nasdaq(R) Composite and the S&P 500(R) rose 37.17 percent and 19.34 percent, respectively. While corporate profit disappointments continued through the fourth quarter, the markets, reacting to the Fed's monetary policy and some positive economic data, took the bit in their teeth and turned in a fine fourth quarter.

Looking Ahead

Many economists were feeling more upbeat about the U.S. economy heading into the year 2002. Several key economic indicators indicated that recovery could be coming soon. In fact, the monetary and fiscal stimulus that the economy has received in the last twelve months would lead some to believe that the economy only needs to overcome some inertia before it begins to move.

The unemployment rate in the United States has increased significantly in the last six months as corporations look for ways to create profits by cutting expenses. However, this indicator also shows how mild the current recession is. Economic forecasters are looking at a peak unemployment of somewhere between 6.5 percent and 7 percent sometime during 2002 - much lower than the peak unemployment percentages seen in 1990-91 (7.8 percent), 1981-82 (10.8 percent) and 1973-75 (9 percent).

Further, consumer confidence has climbed back to its pre-September 11 levels. This has been an important indicator during the recession, as it has been consumer spending that has kept the economy going. Corporate spending was slashed during 2000 and 2001, which had a deleterious effect on the technology and business services markets. With inventory levels stabilizing and growing consumer confidence, it is foreseeable that more spendable dollars will enter the marketplace, driving the economy forward.

A Word of Caution

While there are many positive signs pointing to the beginning of an economic recovery, there are no absolutes and another down market is possible. Corporate profits and earnings remain a problem in some people's minds. However, many forecasters believe that the stock market will rise this year, not necessarily at the double-digit rate of the late '90s but at a rather more sedate pace. Common predictions range from a 4-10 percent increase in the S&P 500(R) Index with a comparable rise in the Nasdaq(R) Composite.

In Closing

Information on your Ohio National Fund investments is contained in the following pages. Please note in reviewing performance results that rates of return under variable contracts differ from those of the underlying portfolios because of applicable sales charges for mortality and interest guarantees. Please contact your registered representative for additional information on financial protection and tax-deferred accumulation options offered by your variable annuity or variable universal life insurance contract. As your needs change over time, he or she stands ready to serve you.

Thank you for the confidence you have placed in Ohio National Fund as you pursue your wealth building endeavors. Be assured that we will continue to make every effort to merit your confidence and continued business.

Sincerely,

/s/ JOHN J. PALMER
John J. Palmer, FSA, MAAA

President and Director, Ohio National Fund, Inc.

--------------------------------------------------------------------------------

Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Maureen K. Kiefer, Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 2/02

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -8.43%
Three year                                   0.81%
Five year                                    5.06%
Ten year                                     9.01%
Since inception (1/14/71)                    9.86%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

During the year ended December 31, 2001, the Ohio National Equity Portfolio declined (8.43)% versus the S&P 500 Index decline of (11.88)% for the same period. Five of the major sectors within the S&P 500 outperformed the overall market and six underperformed. Fortunately, the Ohio National Equity Portfolio is overweighted in three sectors, financials, consumer staples, and consumer cyclicals, which represent over 40% combined of the market value of the S&P 500. We are underweighted in both technology and health care, two areas which performed poorly during the year relative to the market.

We believe the long-term oriented, valuation driven strategy that is employed by the Fund coupled with current market conditions has and should continue to result in the opportunity for above average risk adjusted rates of return: 1) Financials. This sector, the largest in the market, looks under priced to us. It represents about 18% of the market's capitalization, but almost 30% of the market. A strongly upward sloping yield curve, low inflation, a Fed whom we believe is months, if not years away from tightening, solid reserves and an approaching peak in non-performing assets all support our view. In the last recession, in 1990, non-performers peaked at about 4% of assets; this year they should peak at less than 1% of assets. Return on equity at the bottom of this cycle for banks should be about 13%, the first time the industry has earned above the cost of capital at the bottom of the cycle in at least a generation.
2) Under-priced growth stocks. In a world of low nominal growth, true growth companies should command very high multiples. Inflation this year should be under 2% and may average as low as 0.5% to 1%. Companies such as United Healthcare, Waste Management, and Fannie Mae, which we believe can grow consistently at over 10% per year should be worth significant premiums to the market, yet all trade at discounts. Fannie Mae is one of only three companies in the S&P 500 to have grown at double-digit rates every year for 15 years (Home Depot and ADP are the others). 3) Undervalued Industries. The supermarket industry has consolidated to three major independents, all of whom are well managed, show solid results, and earn above the cost capital. They are worth more than today's price of 60% of the market's multiple. 4) Cyclicals. Some cyclicals trade below where we believe they should on normalized earnings either because the economy is depressed or because their business model is misunderstood. In this category are companies such as Lucent Technologies (which should be much improved under new CEO Pat Russo), Amazon.com, Nextel, and Eastman Kodak.

As always, we appreciate your support and welcome your comments.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
'91                                                                    $    10000                         $    10000
                                                                             9866                               9936
'92                                                                       10754.9                            10766.6
                                                                            11369                            11285.6
'93                                                                       12271.7                              11842
                                                                          11880.3                              11437
'94                                                                         12302                            11997.4
                                                                          14340.5                            14414.9
'95                                                                       15648.3                            16487.7
                                                                          17159.9                            18169.5
'96                                                                       18520.7                            20293.5
                                                                            20784                            24453.7
'97                                                                       21885.5                            27040.9
                                                                            23818                            31829.8
'98                                                                       23136.8                            34767.7
                                                                          25281.6                            39071.9
'99                                                                       27733.9                            42084.4
                                                                          26857.5                            41903.4
'00                                                                       25890.6                            38249.4
                                                                            27035                            35686.7
'01                                                                         23707                            33706.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Waste Management, Inc.                 6.8
 2.  United Health Group, Inc.              6.5
 3.  Albertson's, Inc.                      4.6
 4.  MGIC Investment                        4.5
 5.  Washington Mutual, Inc.                4.4
 6.  AOL Time Warner Inc.                   4.4
 7.  Banc One Corp.                         4.3
 8.  Citigroup, Inc.                        3.9
 9.  Nextel Communications, Inc.            3.7
10.  Int'l Business Machines                3.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Banking                                17.9
 2.  Medical & Related                      11.4
 3.  Telecommunications & Cellular           9.9
 4.  Computer & Related                      7.3
 5.  Food & Related                          7.2

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.4%)
   104,850   General Motors Corp. .............  $  5,095,710
                                                 ------------
             BANKING (17.9%)
   378,600   Banc One Corp. ...................    14,784,330
   262,033   Citigroup Inc. ...................    13,227,426
   251,600   Fleet Boston Financial Corp. .....     9,183,400
   247,899   J P Morgan Chase & Co. ...........     9,011,129
   465,700   Washington Mutual Inc. ...........    15,228,390
                                                 ------------
                                                   61,434,675
                                                 ------------
             COMPUTER & RELATED (7.3%)
   349,900   *Dell Computer Corp. .............     9,510,282
   492,300   *Gateway Inc. ....................     3,958,092
    95,200   International Business Machines...    11,515,392
                                                 ------------
                                                   24,983,766
                                                 ------------
             CONSUMER PRODUCTS (3.0%)
   350,200   Eastman Kodak Co. ................    10,306,386
                                                 ------------
             DIVERSIFIED (0.7%)
   258,800   Corning Corp. ....................     2,308,496
                                                 ------------
             ENTERTAINMENT & LEISURE (0.7%)
   116,232   *Metro-Goldwyn-Mayer Inc. ........     2,545,481
                                                 ------------
             FINANCIAL SERVICES (6.3%)
    95,200   Bear Stearns Co. Inc. ............     5,582,528
   131,200   Fannie Mae........................    10,430,400
   157,000   MBNA Corp. .......................     5,526,400
                                                 ------------
                                                   21,539,328
                                                 ------------
             FOOD & RELATED (7.2%)
   495,500   Albertson's Inc. .................    15,603,295
   437,300   *Kroger Co. ......................     9,126,451
                                                 ------------
                                                   24,729,746
                                                 ------------
             HOTEL/LODGING (3.6%)
   189,247   *MGM Grand Inc. ..................     5,463,561
   231,600   Starwood Hotels & Resorts WW......     6,913,260
                                                 ------------
                                                   12,376,821
                                                 ------------
             INSURANCE SERVICES (4.7%)
        10   *Berkshire Hathaway Inc. CL A.....       756,000
   248,800   MGIC Investment Corp. ............    15,355,936
                                                 ------------
                                                   16,111,936
                                                 ------------
             MEDICAL & RELATED (11.4%)
   281,500   *Health Net Inc. .................     6,131,070
   291,600   McKesson HBOC Inc. ...............    10,905,840
   314,660   UnitedHealth Group Inc. ..........    22,268,488
                                                 ------------
                                                   39,305,398
                                                 ------------
             MULTIMEDIA (4.4%)
   465,900   *AOL Time Warner Inc. ............    14,955,390
                                                 ------------
             RETAIL (4.5%)
   910,500   *Amazon.com Inc. .................     9,851,610

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (CONTINUED)
   275,000   *Toys 'R' Us Inc. ................  $  5,703,500
                                                 ------------
                                                   15,555,110
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (9.9%)
   230,800   Comverse Technology...............  $  5,162,996
   381,300   *Lucent Technologies..............     2,398,377
 1,164,340   *Nextel Communications Inc. ......    12,761,166
   610,800   Qwest Communications Intl.........     8,630,604
   346,800   *Tellabs Inc. ....................     5,188,128
                                                 ------------
                                                   34,141,271
                                                 ------------
             UTILITIES (2.9%)
   610,900   *AES Corp. .......................     9,988,215
                                                 ------------
             WASTE SERVICES (6.8%)
   728,875   Waste Management Inc. ............    23,258,401
                                                 ------------
             TOTAL U.S. COMMON STOCKS (92.7%)
              (COST $334,309,054)..............  $318,636,130
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (6.5%)
             ADVERTISING (3.3%)
 1,012,689   *WPP Group PLC....................  $ 11,201,334
             BANKING (3.2%)
 1,025,363   *Lloyds TSB Group PLC.............    11,132,598
                                                 ------------
             TOTAL UNITED KINGDOM..............    22,333,932
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (6.5%)
              (COST $20,963,531)...............  $ 22,333,932
                                                 ------------
             TOTAL COMMON STOCKS (99.2%) (COST
              $355,272,585)....................  $340,970,062
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (1.1%)
$3,679,356   Goldman Sachs 1.760% 01/02/02
              Repurchase price $3,679,716
              Collateralized by FNMA
              Certificates pool #535333 Market
              Value: $3,771,931 Face Value:
              $4,575,000 Due: 05/01/30
              Interest: 6.500%.................  $  3,679,356
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (1.1%)
              (COST $3,679,356)................  $  3,679,356
                                                 ------------
             TOTAL HOLDINGS (100.3%) (COST
              $358,951,941) (a)................  $344,649,418
                                                 ------------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.3%)..............    (1,097,751)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $343,551,667
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $2,536,012. See note 1.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $358,951,941)...........  $344,649,418
  Receivable for securities sold...........       793,073
  Receivable for fund shares sold..........       909,557
  Dividends & accrued interest
    receivable.............................       245,650
  Other....................................         1,554
                                             ------------
    Total assets...........................   346,599,252
                                             ------------
Liabilities:
  Payable for securities purchased.........     2,609,981
  Payable for fund shares redeemed.........       195,317
  Payable for investment management
    services (note 3)......................       229,067
  Other accrued expenses...................        13,220
                                             ------------
    Total liabilities......................     3,047,585
                                             ------------
Net assets at market value.................  $343,551,667
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 16,168,092
  Paid-in capital in excess of par value...   361,664,049
  Accumulated net realized loss on
    investments............................   (19,977,951)
  Net unrealized depreciation on
    investments............................   (14,302,523)
                                             ------------
Net assets at market value.................  $343,551,667
                                             ============
Shares outstanding (note 4)................    16,168,092
Net asset value per share..................  $      21.25
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    117,685
  Dividends (net of withholding tax of
    $56,837)................................     4,099,100
  Loss on foreign currency settlements......        (8,594)
  Other income..............................        13,513
                                              ------------
    Total investment income.................     4,221,704
                                              ------------
Expenses:
  Management fees (note 3)..................     2,764,653
  Custodian fees (note 3)...................        66,298
  Directors' fees (note 3)..................         9,099
  Professional fees.........................        10,026
  Accounting and transfer agent fees (note
    3)......................................       253,243
  Printing fees.............................        43,548
  Filing fees...............................        16,002
  Conversion expense (note 3)...............        60,602
  Other.....................................         1,779
                                              ------------
    Total expenses..........................     3,225,250
                                              ------------
    Net investment income...................       996,454
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (19,376,845)
  Change in unrealized appreciation
    (depreciation) on investments...........   (13,015,561)
                                              ------------
    Net loss on investments.................   (32,392,406)
                                              ------------
    Net decrease in net assets from
      operations............................  $(31,395,952)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $    996,454     $  1,016,811
  Realized gain (loss) on investments.......................   (19,376,845)      15,163,634
  Unrealized appreciation (depreciation) on investments.....   (13,015,561)     (39,043,988)
                                                              ------------     ------------
      Net decrease in assets from operations................   (31,395,952)     (22,863,543)
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............      (982,942)      (1,013,923)
    Capital gains distributions.............................             0      (16,271,442)
    Distributions in excess of capital gains................             0         (614,618)
    Return of capital.......................................       (13,095)      (2,227,428)
                                                              ------------     ------------
      Total dividends and distributions.....................      (996,037)     (20,127,411)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    60,552,524       66,077,053
  Received from dividends reinvested........................       996,037       20,127,411
  Paid for shares redeemed .................................   (26,737,057)     (31,695,625)
                                                              ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................    34,811,504       54,508,839
                                                              ------------     ------------
         Increase in net assets.............................     2,419,515       11,517,885
Net Assets:
  Beginning of period.......................................   341,132,152      329,614,267
                                                              ------------     ------------
  End of period (a) ........................................  $343,551,667     $341,132,152
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $23.28     $26.48     $36.31     $35.44     $32.30
Income (loss) from investment operations:
  Net investment income.....................................    0.06       0.08       0.12       0.45       0.51
  Net realized & unrealized gain (loss) on investments......   (2.03)     (1.82)      6.85       1.56       5.24
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (1.97)     (1.74)      6.97       2.01       5.75
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.06)     (0.08)     (0.11)     (0.45)     (0.63)
    Distributions from net realized capital gains...........    0.00      (1.18)    (16.68)     (0.69)     (1.98)
    Distributions in excess of capital gains................    0.00      (0.04)      0.00       0.00       0.00
    Return of capital.......................................    0.00      (0.16)     (0.01)      0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.06)     (1.46)    (16.80)     (1.14)     (2.61)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $21.25     $23.28     $26.48     $36.31     $35.44
                                                              ======     ======     ======     ======     ======
Total return................................................   (8.43)%    (6.64)%    19.87%      5.72%     18.17%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.93%      0.91%      0.76%      0.64%      0.67%
  Ratio of net investment income to average net assets......    0.29%      0.30%      0.31%      1.25%      1.43%
Portfolio turnover rate.....................................      20%        36%       124%        25%        19%
Net assets at end of period (millions)......................  $343.6     $341.1     $329.6     $296.9     $288.1

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                            AMORTIZED
  AMOUNT              MEDIUM-TERM NOTES              COST
-------------------------------------------------------------
             FINANCE (6.6%)
$3,000,000   Alaska Housing Financial Corp
              2.120% 12/01/32 (b)...............  $ 3,000,000
 2,000,000   Associates Corp NA 7.500%
              04/15/02..........................    2,028,890
 1,000,000   *Goldman Sachs Group LP Float
              2.556% 01/17/02...................    1,000,236
 1,000,000   *Goldman Sachs Group LP Float
              2.970% 01/14/02...................    1,000,335
 3,000,000   Merrill Lynch & CO. MTN Ser B
              7.520% 05/03/02...................    3,053,355
 1,175,000   Merrill Lynch & CO. MTN 2.100%
              03/25/02..........................    1,175,923
                                                  -----------
             TOTAL MEDIUM-TERM NOTES (6.6%)
              (COST $11,258,739)................  $11,258,739
                                                  -----------

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             AEROSPACE (2.9%)
$5,000,000   General Dynamics 4(2) (144A)
              2.000% 01/14/02..................  $  4,996,389
                                                 ------------
             AUTOMOTIVE & RELATED (4.7%)
 5,000,000   American Honda Finance 1.800%
              01/10/02.........................     4,997,750
 1,000,000   Daimler Chrysler Holdings 2.550%
              01/08/02.........................       999,504
 1,000,000   Ford Motor Credit 2.840%
              01/04/02.........................       999,772
 1,000,000   General Motors Acceptance Corp.
              2.850% 01/07/02..................       999,525
                                                 ------------
                                                    7,996,551
                                                 ------------
             BUSINESS SERVICES (2.9%)
 5,000,000   Cintas Corp. No.2 4(2) (144A)
              2.020% 01/25/02..................     4,993,267
                                                 ------------
             CONSUMER PRODUCTS (2.9%)
 5,000,000   American Home Products 4(2) (144A)
              2.030% 01/23/02..................     4,993,797
                                                 ------------
             FINANCE (6.7%)
 7,000,000   American General Finance 1.840%
              01/22/02.........................     6,992,487
 3,437,000   General Electric Capital Corp.
              1.920% 01/10/02..................     3,435,496
 1,081,000   Household Finance 1.830%
              01/28/02.........................     1,079,516
                                                 ------------
                                                   11,507,499
                                                 ------------
             FOOD & RELATED (19.3%)
 6,000,000   Campbell Soup Company 1.930%
              01/04/02.........................     5,999,035
 6,000,000   Coca Cola 1.800% 01/07/02.........     5,998,200
 1,000,000   General Mills 4(2) (144A) 2.700%
              01/03/02.........................       999,850
 7,109,000   Kraft Foods 1.720% 01/16/02.......     7,103,905
 6,000,000   Nestle Capital 4(2) (144A) 1.740%
              01/09/02.........................     5,997,680
 7,000,000   Philip Morris 1.760% 01/11/02.....     6,996,578
                                                 ------------
                                                   33,095,248
                                                 ------------

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             INSURANCE (11.9%)
$7,109,000   Allstate Corp. 4(2) (144A) 1.750%
              01/17/02.........................  $  7,103,471
 6,000,000   New York Life 4(2) (144A) 1.750%
              03/01/02.........................     5,982,792
 6,328,000   Prudential Funding 1.930%
              01/03/02.........................     6,327,322
 1,000,000   Safeco Credit 4(2) (144A) 2.300%
              01/02/02.........................       999,936
                                                 ------------
                                                   20,413,521
                                                 ------------
             MEDIA & PUBLISHING (12.0%)
 6,525,000   Gannett Co. 4(2) (144A) 1.850%
              01/08/02.........................     6,522,653
 7,000,000   Tribune Company 4(2) (144A) 1.750%
              02/15/02.........................     6,984,688
 7,000,000   Washington Post 4(2) (144A) 1.770%
              01/24/02.........................     6,992,084
                                                 ------------
                                                   20,499,425
                                                 ------------
             MEDICAL & RELATED (6.4%)
 5,000,000   Abbott Labs 1.950% 01/02/02.......     4,999,729
 6,000,000   Amgen 4(2) (144A) 1.780%
              01/15/02.........................     5,995,847
                                                 ------------
                                                   10,995,576
                                                 ------------
             RETAIL (4.7%)
 1,000,000   Sears Roebuck Acceptance Corp
              2.600% 01/22/02..................       998,483
 7,000,000   Walgreen Company 1.750%
              01/15/02.........................     6,995,018
                                                 ------------
                                                    7,993,501
                                                 ------------
             TELECOMMUNICATIONS &CELLULAR (5.9%)
 5,000,000   Bell South Corp. 4(2) (144A)
              1.750% 01/18/02..................     4,995,868
 5,000,000   SBC Communications 4(2) (144A)
              2.000% 02/07/02..................     4,989,723
                                                 ------------
                                                    9,985,591
                                                 ------------
             UTILITIES (1.2%)
 2,000,000   Muncipal Elec. Authority of
              Georgia 1.870% 01/14/02..........     2,000,000
                                                 ------------
             TOTAL SHORT-TERM NOTES (81.5%)
              (COST $139,470,365)..............  $139,470,365
                                                 ------------
             TOTAL HOLDINGS (88.1%) (COST
              $150,729,104) (a)................  $150,729,104
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (11.9%)..............    20,408,505
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $171,137,609
                                                 ============

---------------

       (a) Represents cost for federal income tax and financial reporting purposes.
       (b) Bond is a 7 day "rolling" asset that is money market eligible under Rule 2a-7. Interest resets every 7 days and the bond is eligible to be repurchased by the broker any time, at par, with a 7 day settlement.
         * The rate reflected is the rate in effect at December 31, 2001. The maturity date reflected is the final maturity date.
4(2)(144A)  Security exempt from registration under Section 4(2) of the
            Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers, under Rule 144A. At the period end, the value of these securities amounted to $72,548,045 or 42.4% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at amortized
    cost
    (note 1)...............................  $150,729,104
  Cash.....................................           529
  Receivable for fund shares sold..........    20,367,194
  Accrued interest receivable..............        88,436
  Other....................................           432
                                             ------------
    Total assets...........................   171,185,695
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........         9,318
  Payable for investment management
    services (note 3)......................        32,860
  Other accrued expenses...................         5,908
                                             ------------
    Total liabilities......................        48,086
                                             ------------
Net assets.................................  $171,137,609
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 17,114,097
  Paid-in capital in excess of par value...   154,026,864
  Accumulated net realized loss on
    investments............................        (3,352)
                                             ------------
Net assets.................................  $171,137,609
                                             ============
Shares outstanding (note 4)................    17,114,097
Net asset value per share..................  $      10.00
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $4,228,743
                                               ----------
    Total investment income..................   4,228,743
                                               ----------
Expenses:
  Management fees (note 3)...................     324,553
  Custodian fees (note 3)....................      18,867
  Directors' fees (note 3)...................       2,000
  Professional fees..........................       9,203
  Accounting and transfer agent fees (note
    3).......................................      80,101
  Printing fees..............................      12,936
  Filing fees................................       2,982
  Conversion expense (note 3)................      14,139
  Other......................................         920
                                               ----------
    Total expenses...........................     465,701
                                               ----------
      Less fees waived by advisor (note 3)...     (47,168)
                                               ----------
    Net expenses.............................     418,533
                                               ----------
    Net investment income....................   3,810,210
                                               ----------
Realized loss on investments:
    Net realized loss on investments.........        (126)
                                               ----------
    Net increase in net assets from
      operations.............................  $3,810,084
                                               ----------

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED DECEMBER 31,
                                                              -------------------------------
                                                                  2001              2000
                                                              -------------     -------------
From operations:
  Net investment income.....................................  $   3,810,210     $   4,113,385
  Realized loss on investments..............................           (126)           (3,006)
                                                              -------------     -------------
      Net increase in assets from operations................      3,810,084         4,110,379
                                                              -------------     -------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............     (3,810,210)       (4,113,385)
                                                              -------------     -------------
From capital share transactions (note 4):
  Received from shares sold.................................    882,572,110       501,906,601
  Received from dividends reinvested........................      3,810,210         4,113,385
  Paid for shares redeemed..................................   (791,172,365)     (497,247,281)
                                                              -------------     -------------
      Increase in net assets derived from capital share
       transactions.........................................     95,209,955         8,772,705
                                                              -------------     -------------
         Increase in net assets.............................     95,209,829         8,769,699
Net Assets:
  Beginning of period.......................................     75,927,780        67,158,081
                                                              -------------     -------------
  End of period.............................................  $ 171,137,609     $  75,927,780
                                                              =============     =============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $10.00     $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................    0.36       0.62       0.49       0.52       0.52
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.36)     (0.62)     (0.49)     (0.52)     (0.52)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $10.00     $10.00     $10.00     $10.00     $10.00
                                                              ======     ======     ======     ======     ======
Total return................................................    3.78%      6.34%      5.02%      5.39%      5.37%
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................    0.38%      0.38%      0.36%      0.36%      0.38%
  Ratio of net investment income to average net assets......    3.43%      6.16%      4.90%      5.26%      5.11%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................    0.42%      0.43%      0.41%      0.41%      0.43%
Net assets at end of period (millions)......................  $171.1     $ 75.9     $ 67.2     $ 44.4     $ 29.1

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     8.41%
Three year                                   4.90%
Five year                                    5.83%
Ten year                                     6.48%
Since inception (11/2/82)                    7.91%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National Bond Portfolio gained 8.41% versus 8.28% returned by Lehman Brothers Government-Corporate Bond Index-Intermediate. Our portfolio contains a higher percentage of "BBB" rated securities than the index; however, both benefited from the outperformance of assets in this area over all other classes of investment-grade securities in 2001. We had particularly good performances from France Telecom and Tyson Foods, Inc. during the year. Deep cyclical credits negatively impacted Mississippi Chemical Corp., IMC Global Inc., and US Industries Inc. during the period but we believe this should turn around in 2002.

We expect that 2002 will be a year in which our category of bonds will perform well. A gradually improving economy, improved corporate profits, and better consumer psychology will likely be favorable to the portfolio.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               Bond Portfolio (Commenced operations November 2, 1982)
'91                                                                                                       $    10000
                                                                                                               10343
'92                                                                                                          10753.6
                                                                                                               11586
'93                                                                                                          11903.4
                                                                                                             11370.1
'94                                                                                                          11446.3
                                                                                                             12810.7
'95                                                                                                          13610.1
                                                                                                             13415.5
'96                                                                                                          14114.4
                                                                                                             14597.1
'97                                                                                                          15424.8
                                                                                                             15858.2
'98                                                                                                          16229.3
                                                                                                             16177.4
'99                                                                                                            16323
                                                                                                             16763.7
'00                                                                                                            17280
                                                                                                               18049
'01                                                                                                            18733

                                                              Lehman Bros. Govt./Corp. Index - Intermediate
'91                                                                                              $    10000
                                                                                                      10301
'92                                                                                                   10404
                                                                                                    11050.1
'93                                                                                                 11318.6
                                                                                                    11022.1
'94                                                                                                 11099.2
                                                                                                    12164.8
'95                                                                                                   12801
                                                                                                    12774.1
'96                                                                                                 13319.5
                                                                                                    13696.5
'97                                                                                                 14367.6
                                                                                                    14860.4
'98                                                                                                 15572.2
                                                                                                    15481.9
'99                                                                                                 15632.1
                                                                                                    16133.9
'00                                                                                                 17211.6
                                                                                                    17800.3
'01                                                                                                 18636.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Lehman Brothers Govt/Corp Bond Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.
 TOP 10 LONG TERM BOND HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  U.S. Treasury Note 5.00%
     2/15/11                                2.7
 2.  Mirant America's General
     8.59% 10/01/21                         2.3
 3.  Poltach Corporation 9.425%
     12/01/09                               2.0
 4.  Franchise Financial Corp. of
     America 8.25% 10/30/03                 2.0
 5.  ERAC USA Finance 6.95%
     03/01/04                               2.0
 6.  France Telecom 7.75% 3/1/11            2.0
 7.  Tyson Foods, Inc. 8.25%
     10/01/11                               1.9
 8.  Anixter, Inc. 8.0% 9/15/03             1.9
 9.  Radian Group 7.75% 6/1/11              1.9
10.  Domtar Inc. 7.875% 10/15/11            1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Electrical Equipment                   10.4
 2.  Oil, Energy & Natural Gas               8.6
 3.  Financial Services                      8.6
 4.  Forestry & Paper Products               6.6
 5.  Telecommunications & Cellular           6.4

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (2.7%)
$1,500,000   US Treasury Note 5.000% 02/15/11...  $ 1,495,899
                                                  -----------
             AIR COURIER (0.6%)
   415,004   Federal Express Corp. 7.020%
              01/15/16..........................      347,775
                                                  -----------
             AUTOMOTIVE & RELATED (1.7%)
 1,000,000   Goodyear Tire & Rubber 7.857%
              08/15/11..........................      930,764
                                                  -----------
             BROADCAST RADIO & TV (0.4%)
   200,000   Comcast Cable Communications 8.375%
              05/01/07..........................      220,758
                                                  -----------
             BUILDING & CONSTRUCTION (3.3%)
 1,000,000   Pulte Homes Inc. (144A) 7.875%
              08/01/11..........................      992,736
 1,000,000   US Industries Inc. (144A) 7.125%
              10/15/03..........................      805,000
                                                  -----------
                                                    1,797,736
                                                  -----------
             BUSINESS SERVICES (2.4%)
   900,000   Cendant Corp. 7.750% 12/01/03......      915,521
   500,000   Comdicso Inc. 9.500% 08/15/03......      402,500
                                                  -----------
                                                    1,318,021
                                                  -----------
             CHEMICALS (2.2%)
   500,000   IMC Global Inc. 6.875% 07/15/07....      436,476
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17..........................      255,500
   500,000   Nova Chemicals 7.000% 08/15/26.....      499,759
                                                  -----------
                                                    1,191,735
                                                  -----------
             COMPUTER & RELATED (1.4%)
   750,000   Computer Sciences Corp. 7.375%
              06/15/11..........................      782,400
                                                  -----------
             ELECTRICAL EQUIPMENT (6.4%)
 1,000,000   Anixter Inc. 8.000% 09/15/03.......    1,047,372
   500,000   Apogent Technology 8.000%
              04/01/11..........................      526,485
   500,000   Arrow Electronics Inc. 8.700%
              10/01/05..........................      513,000
   500,000   Avista Corp. 9.750% 06/01/08.......      522,160
   500,000   Pioneer 8.500% 08/01/06............      501,040
   371,000   Tektronix Inc. 7.500% 08/01/03.....      388,488
                                                  -----------
                                                    3,498,545
                                                  -----------
             FINANCIAL SERVICES (8.6%)
 1,055,000   ERAC USA Finance (144A) 6.950%
              03/01/04..........................    1,082,937
 1,000,000   Franchise Finance Corp. of America
              8.250% 10/30/03...................    1,084,791
 1,000,000   GMAC Note 7.250% 03/02/11..........    1,005,765
 1,000,000   Radian Group 7.750% 06/01/11.......    1,046,268
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      529,634
                                                  -----------
                                                    4,749,395
                                                  -----------
             FOOD & RELATED (2.8%)
   500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07..........................      471,250
 1,000,000   Tyson Foods Inc. (144A) 8.250%
              10/01/11..........................    1,060,805
                                                  -----------
                                                    1,532,055
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FOREIGN GOVERNMENT (0.9%)
$  200,000   British Columbia (United Kingdom)
              7.000% 01/15/03...................  $   206,251
   250,000   Province of Quebec (Canada) 8.625%
              01/19/05..........................      277,143
                                                  -----------
                                                      483,394
                                                  -----------
             FORESTRY & PAPER PRODUCTS (6.6%)
 1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................      910,478
   300,000   Boise Cascade Co. 9.850%
              06/15/02..........................      307,627
 1,000,000   Domtar Inc. 7.875% 10/15/11........    1,041,842
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      259,309
 1,000,000   Potlatch Corp. 9.425% 12/02/09.....    1,107,642
                                                  -----------
                                                    3,626,898
                                                  -----------
             HOTEL & LODGING (2.4%)
   700,000   ITT Corp. 6.750% 11/15/05..........      679,900
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      664,015
                                                  -----------
                                                    1,343,915
                                                  -----------
             INSURANCE (1.2%)
   250,000   Continental Corp. 7.250%
              03/01/03..........................      252,889
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      426,691
                                                  -----------
                                                      679,580
                                                  -----------
             MACHINERY (2.0%)
   550,000   Briggs & Stratton 8.875%
              03/15/11..........................      577,500
   500,000   Tenaska Georgia Partners LP 9.500%
              02/01/30..........................      503,655
                                                  -----------
                                                    1,081,155
                                                  -----------
             MEDICAL & RELATED (5.9%)
   250,000   Bergen Brunswig 7.375% 01/15/03....      253,750
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      316,314
 1,000,000   Healthsouth (144A) 8.375%
              10/01/11..........................    1,035,000
 1,000,000   Thermolase Corp. (144A) 4.375%
              08/05/04..........................      942,500
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      673,738
                                                  -----------
                                                    3,221,302
                                                  -----------
             METALS & MINING (2.8%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      479,746
 1,000,000   Santa Fe PFC Gold 8.375%
              07/01/05..........................    1,036,872
                                                  -----------
                                                    1,516,618
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.6%)
   200,000   Atlantic Richfield 8.550%
              03/01/12..........................      231,019
   500,000   Husky Oil Ltd. 8.900% 08/15/28.....      522,639
   125,000   Marathon Oil 7.000% 06/01/02.......      127,216
 1,000,000   Ocean Energy Inc. 7.250%
              10/01/11..........................    1,035,000
   400,000   PDV America Inc. 7.875% 08/01/03...      409,426
 1,000,000   Pennzoil -- Quaker State 8.650%
              12/01/02..........................    1,016,016
   400,000   R&B Falcon Corp. Series B 6.750%
              04/15/05..........................      412,368
 1,000,000   WCG Note Trust (144A) 8.250%
              03/15/04..........................      970,067
                                                  -----------
                                                    4,723,751
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             REAL ESTATE & LEASING (4.0%)
$1,000,000   Bay Apartment Communities 6.625%
              01/15/08..........................  $   992,939
   900,000   Colonial Properties 8.050%
              07/15/06..........................      951,197
   250,000   Sun Communities 7.625% 05/01/03....      260,242
                                                  -----------
                                                    2,204,378
                                                  -----------
             RESTAURANTS (0.9%)
   500,000   Wendy's International 6.350%
              12/15/05..........................      507,624
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (6.4%)
 1,000,000   Citizens Communications (144A)
              7.625% 08/15/08...................    1,023,947
 1,000,000   France Telecom (144A) 7.750%
              03/01/11..........................    1,073,194
 1,000,000   Sing Communications (144A) 6.375%
              12/01/11..........................    1,000,870
   200,000   Sprint Corp. 8.125% 07/15/02.......      205,361
   250,000   Tele-Communications, Inc. 8.250%
              01/15/03..........................      260,487
                                                  -----------
                                                    3,563,859
                                                  -----------
             TRANSPORTATION (4.4%)
   700,000   Delta Air Lines 7.700% 12/15/05....      639,078
 1,000,000   General American Trans. 10.125%
              03/15/02..........................    1,002,266
   350,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      367,074
   463,755   Northwest Airlines 8.070%
              01/02/15..........................      399,119
                                                  -----------
                                                    2,407,537
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             UTILITIES (9.1%)
$  200,000   Cleveland Electric Illumination
              7.625% 08/01/02...................  $   204,869
   500,000   Great Lakes Power 8.300%
              03/01/05..........................      516,456
 1,000,000   Ipalco Enterprises (144A) 7.625%
              11/04/11..........................      950,384
   250,000   Kansas City Gas & Electric 8.290%
              03/29/16..........................      210,289
 1,500,000   Mirant Americas General (144A)
              8.500% 10/01/21...................    1,253,463
   700,000   Niagara Mohawk Power 8.750%
              04/01/22..........................      732,995
   200,000   Old Dominion Electric 8.760%
              12/01/22..........................      215,460
   700,000   Texas Utilities 7.480% 01/01/17....      718,860
   200,000   Toledo Edison Co. 7.875%
              08/01/04..........................      212,748
                                                  -----------
                                                    5,015,524
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (87.7%) (COST $48,561,318)........  $48,240,618
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (6.3%)
$1,058,000   American Express 1.990% 01/03/02...  $ 1,057,887
 2,415,000   General Electric Capital Corp.
              1.580% 01/04/02...................    2,414,682
                                                  -----------
                                                    3,472,569
                                                  -----------
             RETAIL (4.0%)
 2,219,000   Sears Roebuck Acceptance Corp.
              1.750% 01/02/02...................    2,218,889
                                                  -----------
             TOTAL SHORT-TERM NOTES (10.3%)
              (COST $5,691,458).................  $ 5,691,458
                                                  -----------
             TOTAL HOLDINGS (98.0%) (COST
              $54,252,776) (a)..................  $53,932,076
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (2.0%)................    1,084,467
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $55,016,543
                                                  ===========

---------------

   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $132,733.
        See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $12,190,903 or 22.2% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $54,252,776).............  $53,932,076
  Cash......................................        2,577
  Receivable for fund shares sold...........      207,086
  Accrued interest receivable...............    1,008,148
  Other.....................................           73
                                              -----------
    Total assets............................   55,149,960
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       85,164
  Payable for investment management services
    (note 3)................................       27,412
  Accrued Professional Fees.................        8,337
  Other accrued expenses....................       12,504
                                              -----------
    Total liabilities.......................      133,417
                                              -----------
Net assets at market value..................  $55,016,543
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 5,492,970
  Paid-in capital in excess of par value....   50,658,612
  Accumulated net realized loss on
    investments.............................     (947,072)
  Net unrealized depreciation on
    investments.............................     (320,700)
  Undistributed net investment income.......      132,733
                                              -----------
Net assets at market value..................  $55,016,543
                                              ===========
Shares outstanding (note 4).................    5,492,970
Net asset value per share...................  $     10.02
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $3,003,075
                                               ----------
    Total investment income..................   3,003,075
                                               ----------
Expenses:
  Management fees (note 3)...................     252,168
  Custodian fees (note 3)....................       7,256
  Directors' fees (note 3)...................         799
  Professional fees..........................       8,302
  Accounting and transfer agent fees (note
    3).......................................      35,062
  Printing fees..............................       5,076
  Filing fees................................       1,302
  Conversion expense (note 3)................       5,056
  Other......................................         417
                                               ----------
    Total expenses...........................     315,438
                                               ----------
    Net investment income....................   2,687,637
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........    (147,912)
  Change in unrealized appreciation
    (depreciation) on investments............     532,378
                                               ----------
    Net gain on investments..................     384,466
                                               ----------
    Net increase in net assets from
      operations.............................  $3,072,103
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2001            2000
                                                              -----------     -----------
From operations:
  Net investment income.....................................  $ 2,687,637     $ 1,740,303
  Realized loss on investments..............................     (147,912)       (493,362)
  Unrealized appreciation (depreciation) on investments.....      532,378         220,652
                                                              -----------     -----------
      Net increase in assets from operations................    3,072,103       1,467,593
                                                              -----------     -----------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............   (2,680,901)     (1,737,583)
    Return of capital.......................................      105,843               0
                                                              -----------     -----------
      Total dividends and distributions.....................   (2,786,744)     (1,737,583)
From capital share transactions (note 4):
  Received from shares sold.................................   31,661,621       5,973,273
  Received from dividends reinvested........................    2,786,744       1,737,583
  Paid for shares redeemed..................................   (7,588,369)     (5,553,346)
                                                              -----------     -----------
    Increase in net assets derived from capital share
     transactions...........................................   26,859,996       2,157,510
                                                              -----------     -----------
         Increase in net assets.............................   27,145,355       1,887,520
Net Assets:
  Beginning of period.......................................   27,871,188      25,983,668
                                                              -----------     -----------
  End of period (a).........................................  $55,016,543     $27,871,188
                                                              ===========     ===========
(a) Includes undistributed net investment income of.........  $   132,733     $    21,146
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001      2000       1999       1998       1997
                                                              ------     -----     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 9.84     $9.94     $10.56     $10.68     $10.62
Income (loss) from investment operations:
  Net investment income.....................................    0.64(a)   0.67       0.68       0.67       0.71
  Net realized & unrealized gain (loss) on investments......    0.17(a)  (0.10)     (0.62)     (0.12)      0.23
                                                              ------     -----     ------     ------     ------
    Total income from investment operations.................    0.81      0.57       0.06       0.55       0.94
                                                              ------     -----     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.63)    (0.67)     (0.68)     (0.67)     (0.88)
                                                              ------     -----     ------     ------     ------
Net asset value, end of period..............................  $10.02     $9.84     $ 9.94     $10.56     $10.68
                                                              ======     =====     ======     ======     ======
Total return................................................    8.41%     5.86%      0.58%      5.22%      9.28%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.75%     0.77%      0.77%      0.72%      0.78%
  Ratio of net investment income to average net assets......    6.38%(a)  6.80%      6.57%      6.21%      6.67%
Portfolio turnover rate.....................................      12%        7%         8%        12%        10%
Net assets at end of period (millions)......................  $ 55.0     $27.9     $ 26.0     $ 28.4     $ 21.8
(a) Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the
    Financial Statements, these amounts would have been:
      Net investment income.................................  $ 0.64
      Net realized and unrealized gain (loss)...............  $ 0.17
      Net investment income ratio...........................    6.35%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -13.07%
Three year                                   -6.24%
Five year                                     0.36%
Ten year                                      5.82%
Since inception (9/10/84)                     8.20%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

2001 was another roller-coaster ride for equity and fixed income investors. U.S. corporate bonds significantly out performed the S&P 500 Index for the year and traded periods of gains and losses with the stock market. U.S. investment grade corporate bonds have now had double-digit gains over the last two years. During the third quarter of calendar year 2001, the unimaginable terrorist attacks on September 11th overwhelmed a very frail stock market that sold off dramatically before rebounding. Any company that thought they were getting closer to the end of an earning drought suddenly had no idea of what the future held. These events had a massive impact on the stock prices of all publicly traded companies. During the year ended December 31, 2001 the Ohio National Omni Portfolio declined (13.07)% versus the Russell 3000 Lehman Brothers Government/Corporate Intermediate Index (Combined) gain of 8.28% for the same period. Large growth companies that the portfolio primarily invests in were down an average 20.90% for this period for the reasons mentioned earlier. These returns actually mask the amount of volatility that the market experienced due to the unparalleled events that transpired during the period.

The portfolio had increased its cash and bond weightings before and during the turmoil of the markets to reduce volatility and protect capital. The incredibly strong snap back in the equity markets surprised management somewhat by its duration and magnitude. Most cash holdings were put back to work in companies that had been sold off. In addition, defensive names and fixed income positions were reduced to allow for participation in the upswing in the market. However, because of poor earnings visibility and the general malaise in the market, management was reluctant to fully commit to the notion that the economy was on track again.

On December 18, 2001, Ohio National announced the acquisition of Suffolk Capital Management (Suffolk). Suffolk was a subsidiary of Old Mutual Holdings, Inc. and had $2.8 billion in assets under management (as of September, 2001). Suffolk is an equity money manager that has outperformed the S&P 500 Index over the last ten years. It is management's intention to have Suffolk manage the equity portion of the portfolio after the transaction closes in early 2002. As a result, the portfolio was in the process of being realigned at the end of 2001 to resemble Suffolk's holdings. Suffolk has an extremely strong track record of superior performance and we are confident that this will be in the best interests of shareholders. We look forward to reporting more about this in the future and thank you for your support.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                                 60% RUSSELL 3000/
                                                OMNI PORTFOLIO (COMMENCED       40% LEHMAN BROTHERS
                                                OPERATIONS SEPTEMBER 10,      INTERMEDIATE GOVERNMENT/
                                                          1984)               CORPORATE BOND INDEX
                                                -------------------------   ------------------------
'91                                                  $  10000.00                 $  10000.00
                                                        10145.00                    10039.20
'92                                                     10860.20                    10807.90
                                                        11598.70                    11388.30
'93                                                     12256.40                    11916.90
                                                        11871.50                    11460.40
'94                                                     12190.90                    11863.90
                                                        13833.00                    13806.80
'95                                                     14965.90                    15444.10
                                                        16037.50                    16500.30
'96                                                     17291.60                    17968.30
                                                        19166.00                    20354.70
'97                                                     20429.00                    22339.50
                                                        22026.60                    24916.60
'98                                                     21354.80                    26617.70
                                                        22638.20                    28688.00
'99                                                     23779.10                    32966.50
                                                        24492.50                    33503.20
'00                                                     20248.00                    32211.60
                                                        18419.60                    31162.20
'01                                                     17601.70                    30360.40

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as determined by total market capitalization.

The Lehman Brothers Government/Corporate Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Citigroup, Inc.                        2.4
 2.  Williams Cos.                          2.3
 3.  Tyco International Ltd.                2.2
 4.  Microsoft Corp.                        2.1
 5.  General Electric                       2.1
 6.  Cendant Corporation                    2.1
 7.  El Paso Corporation                    2.1
 8.  JP Morgan Chase & Company              2.1
 9.  Amerisourcebergen Corp.                2.0
10.  Target Corp.                           2.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Financial Services                      8.4
 2.  Oil, Energy & Natural Gas               6.4
 3.  Computer & Related                      6.0
 4.  Drug/Biotechnology                      5.8
 5.  Banking                                 5.6

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (1.3%)
    12,400   Northrup Grumman Corp. ............  $ 1,250,044
                                                  -----------
             AUTOMOTIVE & RELATED (0.8%)
    50,000   Ford Motor Co. ....................      786,000
                                                  -----------
             BANKING (5.6%)
    31,000   Banc One Corp. ....................    1,210,550
    44,597   Citigroup Inc. ....................    2,251,257
    50,000   Fleet Boston Financial Corp. ......    1,825,000
                                                  -----------
                                                    5,286,807
                                                  -----------
             BROADCAST RADIO & TV (1.3%)
    25,000   *Cablevision Systems CL A..........    1,186,250
                                                  -----------
             BUILDING & CONSTRUCTION (0.7%)
    25,000   Masco Co. .........................      612,500
                                                  -----------
             BUSINESS SERVICES (2.1%)
   100,000   *Cendant Corp. ....................    1,961,000
                                                  -----------
             COMPUTER & RELATED (6.0%)
    18,000   Hewlett Packard Co. ...............      369,720
    30,000   *Microsoft Corp. ..................    1,987,500
    43,000   *NCR Corp. ........................    1,584,980
    65,000   *Oracle Systems....................      897,650
    50,000   Symbol Technologies................      794,000
                                                  -----------
                                                    5,633,850
                                                  -----------
             CONSUMER PRODUCTS (1.8%)
    10,000   Black & Decker.....................      377,300
    10,000   Johnson & Johnson Co. .............      591,000
     9,700   Procter & Gamble...................      767,561
                                                  -----------
                                                    1,735,861
                                                  -----------
             DRUGS/BIOTECHNOLOGY (5.8%)
    30,000   Amerisource Bergen Corp. ..........    1,906,500
    30,000   Ivax Corp. ........................      604,200
    20,000   Merck & Co. .......................    1,176,000
    45,000   Pfizer Inc. .......................    1,793,250
                                                  -----------
                                                    5,479,950
                                                  -----------
             ELECTRICAL EQUIPMENT (2.1%)
    49,000   General Electric Co. ..............    1,963,920
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (2.6%)
    42,500   *American Power Conversion.........      614,550
    40,000   *Fisher Scientific Intl............    1,168,000
    10,000   Intel Corp. .......................      314,500
    10,000   *International Rectifier Corp. ....      348,800
                                                  -----------
                                                    2,445,850
                                                  -----------
             FINANCIAL SERVICES (8.4%)
    20,000   American Express Co. ..............      713,800
    15,000   Franklin Resources Inc. ...........      529,050
    10,000   Goldman Sachs Group Inc. ..........      927,500
    53,500   JP Morgan Chase & Co. .............    1,944,725
    35,000   Mellon Financial Corp. ............    1,316,700
    60,000   Metris Companies Inc. .............    1,542,600
    35,000   Stilwell Financial Inc. ...........      952,700
                                                  -----------
                                                    7,927,075
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             FOOD & RELATED (3.4%)
    91,400   Archer Daniels Midland Co. ........  $ 1,311,590
    35,000   Kraft Foods Inc. ..................    1,191,050
    15,000   Philip Morris Co. Inc. ............      687,750
                                                  -----------
                                                    3,190,390
                                                  -----------
             INSURANCE SERVICES (1.2%)
    14,000   American International Group.......    1,111,600
                                                  -----------
             MACHINERY (0.6%)
    10,000   *Mettler Toledo Intl...............      518,500
                                                  -----------
             MANUFACTURING (2.0%)
    10,000   *SPX Corp. ........................    1,369,000
    12,000   Textron Inc. ......................      497,520
                                                  -----------
                                                    1,866,520
                                                  -----------
             MEDICAL & RELATED (5.4%)
    25,000   Becton Dickinson Co. ..............      828,750
    85,000   *Health Mgmt. Assoc. CL A..........    1,564,000
   120,000   *Humana Inc. ......................    1,414,800
    25,000   Medtronic Inc. ....................    1,280,250
                                                  -----------
                                                    5,087,800
                                                  -----------
             METALS & MINING (0.7%)
    20,000   Alcoa Inc. ........................      711,000
                                                  -----------
             MULTIMEDIA (3.9%)
    40,000   *AOL Time Warner...................    1,284,000
    30,000   *Gemstar TV Guide Intl. Inc. ......      831,000
    35,000   *Viacom Inc. CL B..................    1,545,250
                                                  -----------
                                                    3,660,250
                                                  -----------
             OIL, ENERGY & NATURAL GAS (6.4%)
    22,000   Apache Corp. ......................    1,097,360
    10,000   Chevron Texaco Corp. ..............      896,100
    18,000   EOG Resources Inc. ................      703,980
    10,600   Praxair............................      585,650
    20,000   USX Marathon.......................      600,000
    85,000   Williams Cos. Inc. ................    2,169,200
                                                  -----------
                                                    6,052,290
                                                  -----------
             RETAIL (4.3%)
    25,000   *Federated Dept. Stores............    1,022,500
    45,000   Target Corp. ......................    1,847,250
    20,000   Wal-Mart Stores Inc. ..............    1,151,000
                                                  -----------
                                                    4,020,750
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (4.7%)
    60,000   *AT&T Wireless Services............      862,200
    15,000   *Qualcom Inc. .....................      757,500
    97,000   Qwest Communications Intl..........    1,370,610
    30,000   Verizon Communications.............    1,423,800
                                                  -----------
                                                    4,414,110
                                                  -----------
             UTILITIES (2.6%)
    28,000   *Calpine Corp. ....................      470,120
    43,739   El Paso Corp. .....................    1,951,197
                                                  -----------
                                                    2,421,317
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             WASTE SERVICES (0.9%)
    27,000   Waste Management Inc. .............  $   861,570
                                                  -----------
             TOTAL U.S. COMMON STOCKS (74.6%)
              (COST $64,639,600)................  $70,185,204
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (2.2%)
             DIVERSIFIED MANUFACTURING (2.2%)
    35,000   Tyco Intl. Ltd. ...................  $ 2,061,500
                                                  -----------
             SINGAPORE (0.5%)
             ELECTRONICS/SEMICONDUCTORS (0.5%)
    20,000   Flextronics........................      479,800
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (2.7%)
              (COST $1,821,466).................  $ 2,541,300
                                                  -----------
             TOTAL COMMON STOCKS (77.3%) (COST
              $66,461,066)......................  $72,726,504
                                                  -----------

                                                     MARKET
  SHARES              DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
    13,000   S&P 500 Depository Receipt..........  $1,484,990
                                                   ----------
             TOTAL DEPOSITORY SHARES (1.6%) (COST
              $1,811,065)........................  $1,484,990
                                                   ----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AEROSPACE (0.5%)
$  500,000   AAR Corp. 7.250% 10/15/03..........  $   509,352
                                                  -----------
             BUSINESS SERVICES (2.2%)
 2,000,000   Cendant Corp. 7.750% 12/01/03......    2,034,490
                                                  -----------
             CHEMICALS (1.0%)
 1,000,000   Geon Company 7.500% 12/15/15.......      962,645
                                                  -----------
             FINANCIAL SERVICES (1.1%)
 1,000,000   Equifax Inc. 6.500% 06/15/03.......    1,040,067
                                                  -----------
             FOOD & RELATED (2.2%)
 2,000,000   ARAMARK Services 8.150% 05/01/05...    2,069,320
                                                  -----------
             FORESTRY & PAPER PRODUCTS (1.0%)
   700,000   Boise Cascade Co. 9.850%
              06/15/02..........................      717,795
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      259,309
                                                  -----------
                                                      977,104
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (0.5%)
$  500,000   Continental Corp. 7.250%
              03/01/03..........................  $   505,777
                                                  -----------
             MEDICAL & RELATED (0.5%)
   500,000   Bergen Brunswig 7.375% 01/15/03....      507,500
                                                  -----------
             METALS & MINING (1.8%)
 2,000,000   Teck Corp. 3.750% 07/15/06.........  $ 1,660,000
                                                  -----------
             OIL, ENERGY & NATURAL GAS (1.5%)
   375,000   Marathon Oil 7.000% 06/01/02.......      381,648
 1,000,000   Nabors Industries 8.625%
              04/01/08..........................    1,070,187
                                                  -----------
                                                    1,451,835
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (2.5%)
 2,000,000   Cincinnati Bell Telephone 6.240%
              12/30/03..........................    1,990,968
   300,000   Sprint Corp. 8.125% 07/15/02.......      308,041
                                                  -----------
                                                    2,299,009
                                                  -----------
             UTILITIES (1.6%)
   400,000   Cleveland Electric Illumination
              7.625% 08/01/02...................      409,738
 1,000,000   Great Lakes Power 9.000%
              08/01/04..........................    1,054,389
                                                  -----------
                                                    1,464,127
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (16.4%) (COST $15,258,047)........  $15,481,226
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (6.3%)
$3,300,000   American Express Credit Corp.
              1.590% 01/02/02...................  $ 3,299,854
 2,649,000   General Electric Capital Corp.
              1.870% 01/03/02...................    2,648,766
                                                  -----------
                                                    5,948,620
                                                  -----------
             TOTAL SHORT-TERM NOTES (6.3%) (COST
              $5,948,620).......................  $ 5,948,620
                                                  -----------
             TOTAL HOLDINGS (101.6%) (COST
              $89,478,798) (a)..................  $95,641,340
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-1.6%)...............   (1,551,189)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $94,090,151
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $49,370.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1)(Cost $89,478,798)..............  $95,641,340
  Cash......................................        1,342
  Receivable for securities sold............    5,455,268
  Receivable for fund shares sold...........        1,450
  Dividends & accrued interest receivable...      283,709
  Other.....................................          517
                                              -----------
    Total assets............................  101,383,626
                                              -----------
Liabilities:
  Payable for securities purchased..........    6,999,393
  Payable for fund shares redeemed..........      185,795
  Payable for investment management services
    (note 3)................................       47,966
  Other accrued expenses....................       60,321
                                              -----------
    Total liabilities.......................    7,293,475
                                              -----------
Net assets at market value..................  $94,090,151
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 7,147,661
  Paid-in capital in excess of par value....   93,261,714
  Accumulated net realized loss on
    investments.............................  (12,476,342)
  Net unrealized appreciation on
    investments.............................    6,162,542
  Distributions in excess of net investment
    income..................................       (5,424)
                                              -----------
Net assets at market value..................  $94,090,151
                                              ===========
Shares outstanding (note 4).................    7,147,661
Net asset value per share...................  $     13.16
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $  2,138,538
  Dividends (net of withholding tax of
    $2,604).................................       734,505
  Other income..............................        10,836
                                              ------------
    Total investment income.................     2,883,879
                                              ------------
Expenses:
  Management fees (note 3)..................       643,249
  Custodian fees (note 3)...................        25,987
  Directors' fees (note 3)..................         3,509
  Professional fees.........................         9,705
  Accounting and transfer agent fees (note
    3)......................................        96,791
  Printing fees.............................        17,251
  Filing fees...............................         5,965
  Conversion expense (note 3)...............        24,391
  Other.....................................         2,525
                                              ------------
    Total expenses..........................       829,373
                                              ------------
    Net investment income...................     2,054,506
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (12,487,179)
  Change in unrealized appreciation
    (depreciation) on investments...........    (6,119,079)
                                              ------------
      Net loss on investments...............   (18,606,258)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(16,551,752)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $  2,054,506     $  1,882,191
  Realized gain (loss) on investments.......................   (12,487,179)      24,705,187
  Unrealized appreciation (depreciation) on investments.....    (6,119,079)     (49,791,252)
                                                              ------------     ------------
      Net decrease in assets from operations................   (16,551,752)     (23,203,874)
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............    (1,987,523)      (1,934,142)
    Capital gains distributions.............................             0      (24,954,792)
                                                              ------------     ------------
      Total dividends and distributions.....................    (1,987,523)     (26,888,934)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................     4,225,216        5,176,680
  Received from dividends reinvested........................     1,987,523       26,888,934
  Paid for shares redeemed..................................   (26,454,976)     (39,150,193)
                                                              ------------     ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (20,242,237)      (7,084,579)
                                                              ------------     ------------
         Decrease in net assets.............................   (38,781,512)     (57,177,387)
Net Assets:
  Beginning of period.......................................   132,871,663      190,049,050
                                                              ------------     ------------
  End of period (a).........................................  $ 94,090,151     $132,871,663
                                                              ============     ============
(a) Includes undistributed (distributions in excess of) net
  investment income of......................................  $     (5,424)    $     38,160
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $15.44     $22.55     $21.44     $21.06     $19.40
Income (loss) from investment operations:
  Net investment income.....................................    0.26(a)    0.25       0.48       0.58       0.56
  Net realized & unrealized gain (loss) on investments......   (2.28)(a)  (3.55)      1.91       0.38       2.87
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (2.02)     (3.30)      2.39       0.96       3.43
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.26)     (0.25)     (0.48)     (0.58)     (0.69)
    Distributions from net realized capital gains...........    0.00      (3.56)     (0.80)      0.00      (1.08)
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.26)     (3.81)     (1.28)     (0.58)     (1.77)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $13.16     $15.44     $22.55     $21.44     $21.06
                                                              ======     ======     ======     ======     ======
Total return................................................  (13.07)%   (14.85)%    11.36%      4.53%     18.15%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.76%      0.67%      0.67%      0.65%      0.71%
  Ratio of net investment income to average net assets......    1.89%(a)   1.13%      2.18%      2.71%      2.69%
Portfolio turnover rate.....................................     118%        87%        41%        18%        18%
Net assets at end of period (millions)......................  $ 94.1     $132.9     $190.0     $214.4     $193.7
(a) Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the
    Financial Statements, these amounts would have been:
      Net investment income.................................  $ 0.25
      Net realized and unrealized gain (loss)...............  $(2.27)
      Net investment income ratio...........................    1.85%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -29.57%
Three year                                   -2.83%
Five year                                    -0.54%
Since inception (5/3/93)                      6.22%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year of 2001, the Morgan Stanley Capital International (MSCI) World Index net total return measured (16.82)%. Value stocks outperformed growth stocks with the MSCI World Index Value returning (14.93)% versus the MSCI World Index Growth returning (19.38)%. Underlying the World Index, twenty out of twenty-two MSCI developed national indices reported negative returns. Europe slightly outperformed its Asian counterparts with the MSCI Europe Index gross total return measuring (19.64)% versus the MSCI All Country Asia Pacific Free Index gross total return of (20.73)%. Emerging Markets outperformed the World Market with the performance of the MSCI Emerging Market Free Index gross total return of (2.37)%. Asia's under-performance can be attributed to its export dependence on an ailing U.S. consumer. The worst performing industry for the year ended December 31, 2001 was the technology, hardware & equipment industry, whose performance as measured by the MSCI Technology Hardware & Equipment Index was (36.22)%. The best performing industry was the retailing industry, whose performance as measured by the MSCI World Retailing Index was 6.54%, as investors felt this industry bottomed out in 2000. The performance of other noteworthy MSCI World sectors are: Energy (7.24)%; Materials (5.04)%; Consumer Staples (8.38)%; Financials (16.87)% and Information Technology (29.56)%. Undeniably, global investors continued to feel the repercussions of a global recession.

For the year ended December 31, 2001, the Ohio National International Portfolio declined (29.57)%, versus MSCI Europe, Australia & Far East (EAFE) Index decline of (21.44)% for the same period. The portfolio was hurt by its exposure to financial companies such as Nikko Cordial Corp. and Axa S.A., along with its exposure to telecommunications, media & technology companies such as Energis PLC. and Cap Gemini S.A. The portfolio benefited by its stock selection in consumer discretionary companies such as Sega Corp., media companies such as Sogecable S.A., and Asian real estate companies such as Mitsubishi Estate and Hutchison Whampoa.

Some of our top holdings as of December 31, 2001 include: Vodafone Group PLC (4.1% of net assets), the world's largest wireless phone service provider, based in the UK; Allianz AG (2.6%), the world's second largest insurance company, based in Germany; and TotalFinaElf S.A. (2.2%), one of the world's largest integrated oil companies, based in France.

We expect the U.S. economy to stabilize in the second half of 2002. This should be driven by the effects of loose fiscal and monetary policy and improved consumer sentiment. We believe that the first stage to the market recovery will be liquidity driven followed by improvements in corporate profits during the fourth quarter.

Given our belief that we are close to an economic trough, we have positioned the portfolio towards early cyclical companies, selective technology companies and consumer discretionary stocks. Specifically, we have found good opportunities in airlines such as the German airline, Lufthansa and Singapore Airlines, software companies such as Amdocs and media companies like Publicis, based in France. In addition, we have made investments in Asia by owning property companies in Hong Kong and Singapore as well as selective technology companies in Taiwan such as United Microelectronics.

We will likely remain underweighted in Japan for the foreseeable future. The portfolio's holdings there include Sega and Japan Telecom. Overall, while we believe that the equity markets will remain volatile for at least the first half of 2002, we believe that investing now for the economic and business turn should provide value to our shareholders over time.

Looking forward, we continue to remain bullish on the international equity markets, though stock selection remains critical due to the increased market volatility. We continue to manage the Ohio National International Portfolio according to a bottom-up, fundamental and stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, is the key to long-term capital appreciation.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                            INTERNATIONAL PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 3, 1993)                       EAFE
                                                            ----------------------------------                 ----
5/93                                                                  $     10000                         $    10000
                                                                             9936                              10052
'93                                                                       12496.5                              10826
                                                                          13253.8                            11791.7
'94                                                                       13504.3                            11698.5
                                                                          14287.5                            12021.4
'95                                                                       15139.1                            13049.2
                                                                            16812                            13658.6
'96                                                                       17331.4                            13879.9
                                                                          19366.2                            15456.7
'97                                                                       17696.8                            14040.8
                                                                          19367.4                            16298.6
'98                                                                       18383.5                            16741.9
                                                                          18188.6                            17406.6
'99                                                                       30773.4                            21256.9
                                                                          29305.5                            20393.9
'00                                                                       23942.6                            18246.4
                                                                          19853.2                            15533.2
'01                                                                       16863.3                              13862

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Vodafone Airtouch                      4.1
 2.  Allianz AG-Reg                         2.6
 3.  Aventis SA                             2.6
 4.  Total Fina Elf                         2.2
 5.  Bouygues                               2.1
 6.  Sega Enterprises                       2.1
 7.  Vivendi Universal                      1.9
 8.  Union Fenosa                           1.9
 9.  Deutsche Lufthansa-Reg                 1.9
10.  Unilever N.V                           1.8

 TOP 5 COUNTRY WEIGHTINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  United Kingdom                         17.6
 2.  Japan                                  16.0
 3.  France                                 14.8
 4.  Germany                                 9.3
 5.  Spain                                   6.7

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States.

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
              UNITED KINGDOM (17.6%)
     94,856   Amvescap PLC (14).................  $ 1,376,960
    101,239   Arriva PLC (31)...................      490,855
    213,581   *British Aerospace PLC (1)........      961,687
     56,195   Diageo PLC (15)...................      641,877
     82,124   *Edios PLC (9)....................      217,622
     46,584   GlaxoSmithKline (23)..............    1,167,969
     73,200   *Hanson PLC (5)...................      501,189
    130,472   Kingfisher PLC (27)...............      761,769
     73,500   *Marks & Spencer (27).............      390,608
    107,182   Misys PLC (9).....................      503,284
     33,158   *Pearson PLC (22).................      380,190
    204,978   *Rank Group PLC (13)..............      684,937
    249,458   *Rentokil Initial PLC (28)........      995,198
    104,200   *Royal Bank of Scotland Group
               (4)..............................      119,476
     28,628   *Royal Bank of Scotland Addl.
               Shares (4).......................      696,929
    151,949   Sainsbury PLC (15)................      811,942
          1   *Securicor PLC (28)...............            2
    549,729   Stagecoach Holdings PLC (31)......      584,296
  1,287,542   *Vodafone Airtouch (29)...........    3,365,017
                                                  -----------
                                                   14,651,807
                                                  -----------
              JAPAN (16.0%)
     66,000   AJINMOTO (15).....................      641,726
     30,300   Bandai Co. Ltd. (10)..............      909,150
     49,000   Bridgestone Corp (3)..............      516,260
     32,400   Capcom Co. Ltd. (9)...............      854,024
     18,000   Fuji Photo Film (10)..............      639,903
        308   Japan Telecom Co. Ltd. (29).......      919,473
     42,000   Marui (27)........................      494,512
      4,075   Nintendo Co. Ltd. (13)............      710,405
    296,200   *Nikko Securities Co. Ltd. (14)...    1,316,245
     51,700   Nomura Holdings (14)..............      659,774
     86,100   *Sega Enterprises (13)............    1,710,293
     30,000   Seven-Eleven Japan (27)...........    1,089,293
     12,200   Takefuji Corp. (14)...............      878,544
     22,800   TDK Corp. (9).....................    1,070,333
      6,200   Tokyo Electron (32)...............      302,829
     24,500   Toyota Motor Corp. (3)............      617,874
                                                  -----------
                                                   13,330,638
                                                  -----------
              FRANCE (14.8%)
     30,167   Aventis SA (23)...................    2,144,426
     52,536   Bouygues (29).....................    1,723,269
      9,722   Compagnie De Saint -- Gobain
               (6)..............................    1,468,837
    111,321   *Orange SA (29)...................    1,010,120
     20,600   Publicis Groupe (22)..............      546,264
      8,674   Societe Generale (6)..............      485,929
     12,622   Total Fina Elf (12)...............    1,804,599
     92,650   USINOR (24).......................    1,160,299
     11,250   Valeo (3).........................      449,241
     28,433   Vivendi Universal (22)............    1,558,641
                                                  -----------
                                                   12,351,625
                                                  -----------

                                                     MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             GERMANY (9.3%)
     9,227   Allianz AG (19).....................  $2,183,601
     6,500   Depfa Deutsche Pfandbriefbank (4)...     368,774
   115,200   Deutsche Lufthansa (1)..............   1,550,521
    25,000   Deutsche Telekom (29)...............     432,305
    18,380   E.ON AG (32)........................     956,767
    13,561   Henkel Kgaa-Vorzug Pfd. (7).........     761,519
    28,600   *SGL Carbon AG (7)..................     577,408
    16,817   Schering AG (23)....................     900,889
                                                   ----------
                                                    7,731,784
                                                   ----------
             NETHERLANDS (6.1%)
    44,944   *ING Groep (14).....................   1,147,342
   110,000   *Koninklijke (11)...................     559,857
    28,853   Philips Electronis (11).............     858,471
    25,923   Unilever N.V. (15)..................   1,521,560
    14,500   Van Der Moolen Holdings (14)........     416,818
    24,300   Wolters Kluwer (22).................     554,491
                                                   ----------
                                                    5,058,539
                                                   ----------
             SPAIN (6.7%)
    38,800   Fomento De Construcione (5).........     804,087
    44,540   Repsol (12).........................     650,298
    53,846   *Sogecable (22).....................   1,247,886
    98,303   *Telefonica SA (29).................   1,316,964
    95,900   Union Fenosa (32)...................   1,554,035
                                                   ----------
                                                    5,573,270
                                                   ----------
             SWITZERLAND (4.3%)
    40,942   Novartis AG 923)....................   1,481,170
    13,300   STMicroelectronics (11).............     421,211
     6,403   Swiss Re (19).......................     644,740
    20,484   UBS AG-Reg. (4).....................   1,035,007
                                                   ----------
                                                    3,582,128
                                                   ----------
             CANADA (3.7%)
    24,100   Alcan Inc. (24).....................     865,256
    14,300   Barrick Gold (24)...................     228,631
    27,800   *Inco Ltd. (24).....................     472,415
    21,392   Manulife Financial Corp. (19).......     559,057
    25,687   Talisman Energy Inc. (12)...........     976,294
                                                   ----------
                                                    3,101,653
                                                   ----------
             AUSTRALIA (3.7%)
   224,541   Broken Hill Property Co. Ltd.
              (33)...............................   1,203,950
    31,250   News Corp. Ltd. (22)................     994,063
   104,861   News Corp. Ltd. ADR (22)............     836,515
                                                   ----------
                                                    3,034,528
                                                   ----------
             HONG KONG (3.2%)
    89,000   Hutchison Whampoa (33)..............     858,831
   304,000   MTR Corp. (31)......................     397,635
    70,000   Sun Hung Kai Properties (26)........     565,522
    53,000   Television Broadcasts (22)..........     229,723
   248,000   The Wharf Ltd. (26).................     605,840
                                                   ----------
                                                    2,657,551
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                     MARKET
  SHARES             FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             DENMARK (2.0%)
    14,303   Carlsberg A/S CL B (15)..............  $ 597,993
    15,440   Novozymes A/S CL B (7)...............    311,667
    18,960   Novo Nordisk A/S CL B (23)...........    775,662
                                                    ---------
                                                    1,685,322
                                                    ---------
             ITALY (1.9%)
   106,900   Autostrade (31)......................    743,225
    94,150   Telecom Italia (29)..................    805,638
                                                    ---------
                                                    1,548,863
                                                    ---------
             FINLAND (1.6%)
    27,550   Nokia Oyj (29).......................    711,162
   247,585   UPM-Kymmene Oyj (16).................    610,931
                                                    ---------
                                                    1,322,093
                                                    ---------
             SINGAPORE & MALAYSIAN (1.7%)
   169,000   City Developments (26)...............    553,723
   148,000   Singapore Airlines (31)..............    881,668
                                                    ---------
                                                    1,435,391
                                                    ---------
             RUSSIA (1.5%)
     9,600   Lukoil ADR (12)......................    465,600
    49,900   Unified Energy System (32)...........    784,927
                                                    ---------
                                                    1,250,527
                                                    ---------
             SWEDEN (1.1%)
   162,680   Ericsson LM-B (29)...................    887,413
                                                    ---------
             ISRAEL (0.7%)
    16,000   *Amdocs (29).........................    543,520
                                                    ---------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BRAZIL (0.6%)
    20,600   Petroleo Brasileiro (12)...........  $   479,980
                                                  -----------
             SOUTH KOREA (0.5%)
    26,700   Korea Electric Power Corp. (32)....      441,110
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (97.0%)
              (COST $84,951,083)................  $80,667,742
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (4.6%)
$3,819,000   State Street Bank 0.650% due
              01/02/02 Repurchase price
              $3,819,131 Collateralized by U.S.
              Treasury Bond Market Value:
              $3,900,375 Face Value: $3,475,000
              Due: 05/15/03 Interest: 10.750%...  $ 3,819,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (4.6%)
              (COST $3,819,000).................  $ 3,819,000
                                                  -----------
             TOTAL HOLDINGS (101.6%) (COST
              $88,770,083) (a)..................  $84,486,742
                                                  -----------
             LIABILITIES, NET OF CASH
              RECEIVABLES (-1.6%)...............   (1,347,304)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $83,139,438
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $159,865.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Company)
PLC  Public Limited Company
 SA  Sociedad Anonima (Spanish Corp.)

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $88,770,083).............  $84,486,742
  Cash......................................          448
  Receivable for securities sold............    1,052,697
  Receivable for fund shares sold...........       34,260
  Dividends & accrued interest receivable...      186,981
                                              -----------
    Total assets............................   85,761,128
                                              -----------
Liabilities:
  Payable for securities purchased..........      759,205
  Payable for fund shares redeemed..........    1,660,919
  Payable for investment management services
    (note 3)................................       63,143
  Accrued accounting and custody fees.......      100,683
  Other accrued expenses....................       37,740
                                              -----------
    Total liabilities.......................    2,621,690
                                              -----------
Net assets at market value..................  $83,139,438
                                              ===========
Net assets consist of:
  Par value, $1 per share...................    9,969,394
  Paid-in capital in excess of par value....  112,999,432
  Accumulated net realized loss on
    investments.............................  (34,851,242)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................   (4,283,341)
    Foreign currency related transactions...      (10,901)
  Distributions in excess of net investment
    income..................................     (683,904)
                                              -----------
Net assets at market value..................  $83,139,438
                                              ===========
Shares outstanding (note 4).................    9,969,394
Net asset value per share...................  $      8.34
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    154,235
  Dividends (net of withholding tax of
    $127,495)...............................     1,200,182
                                              ------------
    Total investment income.................     1,354,417
                                              ------------
Expenses:
  Management fees (note 3)..................       877,614
  Accounting, custody & transfer agent fees
    (note 3)................................       287,167
  Directors' fees (note 3)..................         3,000
  Professional fees.........................         9,502
  Printing and proxy fees...................        14,884
  Filing fees...............................         5,211
  Conversion expense (note 3)...............        19,328
  Other.....................................           705
                                              ------------
    Total expenses..........................     1,217,411
                                              ------------
      Less fees waived by advisor (note
         3).................................       (48,756)
                                              ------------
    Net expenses............................     1,168,655
                                              ------------
    Net investment income...................       185,762
                                              ------------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments.............................   (29,398,223)
    Foreign currency related transactions...    (1,156,769)
  Change in unrealized appreciation
    (depreciation) on:
    Investments.............................    (3,455,352)
    Foreign currency related transactions...       116,806
                                              ------------
      Net loss on investments...............   (33,893,538)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(33,707,776)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                  2001              2000
                                                              -------------     ------------
From operations:
  Net investment income (loss)..............................  $     185,762     $   (181,101)
  Realized gain (loss) on investments and foreign currency
    transactions............................................    (30,554,992)      31,233,371
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................     (3,338,546)     (65,728,086)
                                                              -------------     ------------
      Net decrease in assets from operations................    (33,707,776)     (34,675,816)
                                                              -------------     ------------
  Dividends and distributions to shareholders:
    Capital gains distributions.............................              0      (31,464,751)
    Distributions in excess of capital gains................              0       (5,494,477)
    Return of capital.......................................              0         (199,286)
                                                              -------------     ------------
      Total dividends and distributions.....................              0      (37,158,514)
                                                              -------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    225,398,569       85,947,744
  Received from dividends reinvested........................              0       37,158,514
  Paid for shares redeemed..................................   (233,098,626)     (99,765,185)
                                                              -------------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (7,700,057)      23,341,073
                                                              -------------     ------------
         Decrease in net assets.............................    (41,407,833)     (48,493,257)
Net Assets:
  Beginning of period.......................................    124,547,271      173,040,528
                                                              -------------     ------------
  End of period (a).........................................  $  83,139,438     $124,547,271
                                                              =============     ============
(a) Distributions in excess of net investment income of.....  $    (683,904)    $          0
                                                              =============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $11.84     $21.51     $12.86     $13.39     $15.49
Income (loss) from investment operations:
  Net investment income (loss)..............................    0.02      (0.02)     (0.02)      0.32       0.28
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................   (3.52)     (4.74)      8.67       0.23       0.08
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (3.50)     (4.76)      8.65       0.55       0.36
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................    0.00       0.00       0.00      (0.32)     (0.37)
    Distributions from net realized capital gains & foreign
      currency related transactions.........................    0.00      (4.16)      0.00      (0.75)     (2.09)
    Distributions in excess of capital gains & foreign
      currency related transactions.........................    0.00      (0.73)      0.00      (0.01)      0.00
    Return of capital.......................................    0.00      (0.02)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................    0.00      (4.91)      0.00      (1.08)     (2.46)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 8.34     $11.84     $21.51     $12.86     $13.39
                                                              ======     ======     ======     ======     ======
Total return................................................  (29.57)%   (22.20)%    67.40%      3.88%      2.11%
Ratios and supplemental data:
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................    1.20%      1.14%      1.21%      1.17%      1.22%
  Ratio of net investment income (loss) to average net
    assets..................................................    0.19%     (0.11)%    (0.15)%     2.31%      1.82%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................    1.25%      1.20%      1.26%      1.17%      1.22%
Portfolio turnover rate.....................................     201%       243%       338%        22%        24%
Net assets at end of period (millions)......................  $ 83.1     $124.5     $173.0     $140.3     $156.0

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                      9.69%
Three year                                   15.37%
Five year                                    13.38%
Since inception (4/30/94)                    14.27%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

This has been a very difficult market this year, the worst Jennison has experienced in more than a quarter century. Most equity asset classes suffered through the second year of declining equity markets. As things seemed to be stabilizing, the traumatic events of September 11th took place. The economy, essentially flat for over a year, was officially declared in recession as of March 2001. In making the announcement, the NBER (National Bureau of Economic Research) stated that this economic slowdown might not have been as severe a recession had the downturn following September 11th not occurred. Most significantly for equity investors, although this has been a very mild recession so far, it has been a very bad year for corporate profits. The decline in S&P 500 operating profits for 2001 on a percentage basis was the most severe since the depression in the 1930's.

We believe the terrorist attacks did not really change the economic trajectory; however, it made the economy a little weaker. We will probably experience a recovery that is modest by historical standards. Although profits should recover with the economy, we anticipate continued challenges to profitability on a company-by-company basis. Fortunately, as the year came to a close, the economy began showing some signs of stabilization and the equity market experienced a meaningful recovery since the decline after September 11th. This provides an encouraging start to the year 2002.

Looking beyond the current picture, we see an attractive market environment taking shape. We expect the U.S. economy to be in recovery in 2002, moving toward annual growth rates of 3% later on in 2002 and 2003, with inflation likely to remain modest. In all likelihood, Europe and Asia will also begin to recover aided by the U.S. recovery.

For the year ended December 31, 2001, the Ohio National Capital Appreciation Portfolio gained 9.69%, versus the S&P 500 Index decline of (11.88)% for the same period. The period began with value continuing to significantly outperform growth. However, as the period progressed we felt that equilibrium was being reached between value and growth. For the first time in many years, value investors were finding very attractive opportunities in stocks that had been limited to growth investors. This has become particularly true in the technology and telecom sectors, both of which have suffered historic declines over the past year. We began a program of increasing exposure within these sectors earlier in the period, and we have gradually built up the position throughout the year. As of December 31, 2001, we have approximately 17% of the portfolio in technology and 4.5% in telecom, which represents a significant shift for the portfolio.

The major theme year-to-date is the deterioration in the economy and corporate profits. This concern was particularly apparent in the third quarter, even before the tragic events of September 11th. The quarter ended September 30, 2001 was one of the worst in recent history for the overall market as well as the portfolio. Although the portfolio declined no worse than the market or value benchmarks, it was still a painful period. Basically, this was a quarter when it became obvious the economy was not going to show much, if any recovery in the last half of the year.

What was already a negative psychology was, of course, made significantly worse by the tragic events of September 11th. We went into this period fully aware of the continued deterioration in corporate profits. Our strategy has been to gradually build greater exposure to stocks that have become increasingly attractive during this sell off while simultaneously maintaining an exposure to defensive names that provide balance to the portfolio.

There is now growing confidence that we have seen the worst in terms of both negative psychology as well as the economy itself. Many stocks in the more cyclical sectors of the market have experienced a strong rebound off the September lows. Our recently increased exposure to technology stocks has had a favorable impact on performance during this market rebound period.

For the year, our best contributor to performance was Whole Foods Markets, which operates a chain of natural food supermarkets. Federated Department Stores was our second strongest contributor, benefiting from a rebound from very depressed levels from which we were able to establish a position. Finally, Triton Energy was the third strongest con-

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

tributor as the company was bought by Amerada Hess at a substantial premium earlier in the year.

On the negative side for the year, two energy-related stocks, Halliburton and Diamond Offshore Drilling, were among the Fund's poorest performers. Embraer, a Brazilian manufacturer of commuter jets, was the second poorest performer.

For the past two years, value stocks have substantially outperformed growth stocks. There is now, from our perspective, a more level playing field between growth and value than has been the case since the mid 1990's. Accordingly, the challenge for both growth and value investors alike will be stock picking.

With the strong recovery rally, numerous stocks have rebounded from September lows; therefore, many stocks are no longer on the bargain table. Stock prices now discount the start of an economic recovery. In fact, the "easy" money off the depressed market lows of September may have already been made.

Nevertheless, if in fact we are at the start of what will develop into a global economic recovery, there is likely plenty of opportunity ahead. We will closely follow our risk/reward discipline that has served us well during the past few years. We welcome the return to a "stock pickers" market, and for 2002, we are cautiously optimistic.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                              CAPITAL APPRECIATION (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)               S&P 500 INDEX
                                                              -------------------------------             -------------
4/94                                                                   $    10000                         $    10000
                                                                             9975                               9658
'94                                                                       10452.8                            10131.2
                                                                            11865                            12172.7
'95                                                                       12816.6                            13923.1
                                                                          13688.1                            15343.3
'96                                                                       14835.1                            17136.9
                                                                          16014.5                              20650
'97                                                                       17089.1                            22834.7
                                                                          18032.4                            26878.8
'98                                                                       18099.1                            29359.7
                                                                          19621.3                            32994.4
'99                                                                       19268.1                            35538.3
                                                                          19888.5                            35385.5
'00                                                                         25336                            32299.8
                                                                          27894.9                            30135.8
'01                                                                       27791.7                            28463.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Hartford Financial Services            2.6
 2.  Allstate Corp.                         2.3
 3.  XL Capital LTD.                        2.2
 4.  Unocal Corp.                           2.2
 5.  ICN Pharmacueticals, Inc.              2.1
 6.  AT&T Corp.-Liberty Media A             2.0
 7.  Boise Cascade                          1.9
 8.  Fisher Scientific Int'l                1.8
 9.  Everest Re Group Ltd.                  1.8
10.  Diebold                                1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer & Related                     10.7
 2.  Insurance Services                      9.4
 3.  Oil, Energy & Natural Gas               9.2
 4.  Electronic Instruments                  6.6
 5.  Drugs/Biotechnology                     5.6

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (2.4%)
    19,000   Northrop Grumman Corp. ............  $ 1,915,390
    32,800   Rockwell Collins...................      639,600
                                                  -----------
                                                    2,554,990
                                                  -----------
             BANKING (0.7%)
    20,600   Fleet Boston Financial Corp. ......      751,900
                                                  -----------
             BROADCAST RADIO & TV (4.6%)
   149,700   *AT&T Corp-Liberty Media-A.........    2,095,800
    36,800   *Cablevision Systems CL A..........    1,746,160
    13,300   *Cablevision Sys. Corp. Rainbow....      328,510
    20,600   *Mediacom Communications Corp. ....      376,156
    44,900   *Sinclair Broadcast Group-A........      424,754
                                                  -----------
                                                    4,971,380
                                                  -----------
             BUSINESS SERVICES (1.4%)
    77,700   *Ceridian Corp. ...................    1,456,875
     3,800   *KPMG Consulting...................       62,966
                                                  -----------
                                                    1,519,841
                                                  -----------
             CHEMICALS (4.6%)
    30,000   *FMC Corp. ........................    1,785,000
    52,800   IMC Global Inc. ...................      686,400
    31,500   Monsanto Co. ......................    1,064,700
   101,100   Solutia Inc. ......................    1,417,422
                                                  -----------
                                                    4,953,522
                                                  -----------
             COMPUTER & RELATED (10.7%)
   154,300   *3 Com Corp. ......................      984,434
    24,400   Adobe..............................      757,620
   110,500   *BMC Software Inc. ................    1,808,885
   102,800   Compaq Computers Corp. ............    1,003,328
    46,300   Hewlett Packard Co. ...............      951,002
   106,600   *Ingram Micro Inc. CL A............    1,846,312
    78,800   *Maxtor Corp. .....................      499,592
   102,800   *Parametric Technology Co. ........      802,868
    71,600   *Sybase Inc. ......................    1,128,416
    29,000   *Synopsys Inc. ....................    1,713,030
                                                  -----------
                                                   11,495,487
                                                  -----------
             CONSUMER PRODUCTS (2.6%)
    61,000   *Polo Ralph Lauren Corp. ..........    1,632,360
    60,700   Tupperware Corp. ..................    1,168,475
                                                  -----------
                                                    2,800,835
                                                  -----------
             DRUGS/BIOTECHNOLOGY (5.6%)
    37,700   Bristol Meyer/Squibb...............    1,922,700
    42,100   Cambrex Corp. .....................    1,835,560
    68,700   ICN Pharmaceuticals Inc. ..........    2,301,450
                                                  -----------
                                                    6,059,710
                                                  -----------
             ELECTRONIC INSTRUMENTS (6.6%)
    28,600   *Apogent Technologies Inc. ........      737,880
    68,100   *Fischer Scientific Intl...........    1,988,520
    70,400   Pall Corp. ........................    1,693,824

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ELECTRONIC INSTRUMENTS (CONTINUED)
    76,400   Solectron Corp. ...................  $   861,792
    91,500   *Vishay Intertechnology Inc. ......    1,784,250
                                                  -----------
                                                    7,066,266
                                                  -----------
             FINANCIAL SERVICES (1.7%)
    41,700   Edwards AG.........................    1,841,889
                                                  -----------
             FOOD & RELATED (0.5%)
    12,400   *Whole Foods Market Inc. ..........      540,144
                                                  -----------
             FORESTRY & PAPER PRODUCTS (3.6%)
    59,900   Boise Cascade Corp. ...............    2,037,199
    31,500   Temple-Inland Inc. ................    1,786,995
                                                  -----------
                                                    3,824,194
                                                  -----------
             INSURANCE SERVICES (9.4%)
    74,200   Allstate Corp. ....................    2,500,540
    47,800   Aon Corp. .........................    1,697,856
    17,000   Cigna Corp. .......................    1,575,050
    54,800   *CNA Financial Corp. ..............    1,598,516
    43,700   Hartford Financial Services Grp....    2,745,671
                                                  -----------
                                                   10,117,633
                                                  -----------
             MANUFACTURING (0.7%)
    14,900   ITT Industries Inc. ...............      752,450
                                                  -----------
             MEDIA & PUBLISHING (2.7%)
    26,200   Knight Ridder Inc. ................    1,701,166
    28,900   New York Times Co. CL A............    1,249,925
                                                  -----------
                                                    2,951,091
                                                  -----------
             METALS & MINING (3.4%)
    45,100   Engelhard Corp. ...................    1,248,368
    85,200   Newmont Mining Corp. ..............    1,628,172
    40,500   *Stillwater Mining Co. ............      749,250
                                                  -----------
                                                    3,625,790
                                                  -----------
             OFFICE EQUIPMENT (1.8%)
    48,500   Diebold............................    1,961,340
                                                  -----------
             OIL, ENERGY & NATURAL GAS (9.2%)
    31,720   Apache Corp. ......................    1,582,194
    65,400   Conoco Inc. CL A...................    1,850,820
    48,400   Diamond Offshore Drilling..........    1,471,360
    45,600   *FMC Technologies Inc. ............      750,120
    56,800   Halliburton Co. ...................      744,080
    30,200   *Newfield Exploration Co. .........    1,072,402
    66,200   Unocal Corp. ......................    2,387,834
                                                  -----------
                                                    9,858,810
                                                  -----------
             RETAIL (2.2%)
    38,500   *Federated Department Stores
              Inc. .............................    1,574,650
    86,500   *Saks Inc. ........................      807,910
                                                  -----------
                                                    2,382,560
                                                  -----------
             STEEL (0.3%)
    20,000   USX US Steel.......................      362,200
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (3.7%)
    88,500   *AT&T Wireless.....................  $ 1,271,745
    56,900   *General Motors Corp. CL H.........      879,105
    41,300   *Sprint PCS Group..................    1,008,133
    30,600   *Western Wireless Corp. CL A.......      864,450
                                                  -----------
                                                    4,023,433
                                                  -----------
             TRANSPORTATION (0.9%)
    32,200   Delta Airlines.....................      942,172
                                                  -----------
             UTILITIES (1.7%)
    51,900   PPL Corp. .........................    1,808,715
                                                  -----------
             TOTAL U.S. COMMON STOCKS (80.4%)
              (COST $81,208,837)................  $87,166,352
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (4.1%)
             INSURANCE SERVICES (4.1%)
    28,000   Everest RE Group Ltd. .............  $ 1,979,600
    26,400   XL Capital Ltd. CL A...............    2,411,904
                                                  -----------
                                                    4,391,504
             LUXEMBOURG (0.4%)
             TELECOMMUNICATIONS & CELLULAR (0.4%)
    35,300   *Millicom Intl. Cellular S.A. .....      428,895
                                                  -----------
             SWITZERLAND (1.0%)
             DRUGS (1.0%)
    29,700   Novartis AG ADR....................    1,084,050
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (2.6%)
             BROADCAST RADIO & TV (1.0%)
    90,700   Pearsons PLC Spons ADR.............  $ 1,113,796
             TELECOMMUNICATIONS & CELLULAR (1.6%)
   117,100   Cable and Wireless PLC ADR.........    1,734,251
                                                  -----------
                                                    2,848,047
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (8.1%)
              (COST $8,315,173).................  $ 8,752,496
                                                  -----------
             TOTAL COMMON STOCKS (89.1%) (COST
              $89,524,010)......................  $95,918,848
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCE (11.6%)
$5,000,000   American Express Credit Corp.
              1.590% 01/02/02..................  $  5,000,000
 2,491,000   Citicorp 1.600% 01/02/02..........     2,491,000
 5,000,000   GE Capital Corp. 1.580%
              01/02/02.........................     5,000,000
                                                 ------------
             TOTAL SHORT-TERM NOTES (11.6%)
              (COST $12,491,000)...............  $ 12,491,000
                                                 ------------
             TOTAL HOLDINGS (100.7%) (COST
              $102,015,010) (a)................  $108,409,848
                                                 ------------
             LIABILITIES, NET OF CASH &
              LIABILITIES (-0.7%)..............      (756,969)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $107,652,879
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $529,970.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $102,015,010)...........  $108,409,848
  Cash.....................................           661
  Receivable for securities sold...........     1,020,107
  Receivable for fund shares sold..........       207,889
  Dividends & accrued interest
    receivable.............................        91,672
  Other....................................           174
                                             ------------
    Total assets...........................   109,730,351
                                             ------------
Liabilities:
  Payable for securities purchased.........     1,714,864
  Payable for fund shares redeemed.........       273,666
  Payable for investment management
    services (note 3)......................        69,480
  Other accrued expenses...................        19,462
                                             ------------
    Total liabilities......................     2,077,472
                                             ------------
Net assets at market value.................  $107,652,879
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,658,854
  Paid-in capital in excess of par value...    93,284,966
  Accumulated net realized gain on
    investments............................       314,221
  Net unrealized appreciation on
    investments............................     6,394,838
                                             ------------
Net assets at market value.................  $107,652,879
                                             ============
Shares outstanding (note 4)................     7,658,854
Net asset value per share..................  $      14.06
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $   248,207
  Dividends (net of withholding tax of
    $2,020)..................................    1,046,504
                                               -----------
    Total investment income..................    1,294,711
                                               -----------
Expenses:
  Management fees (note 3)...................      723,968
  Custodian fees (note 3)....................       17,050
  Directors' fees (note 3)...................        1,800
  Professional fees..........................        9,201
  Accounting and transfer agent fees (note
    3).......................................       67,600
  Printing fees..............................       12,500
  Filing fees................................        1,092
  Conversion expense (note 3)................       13,215
  Other......................................          447
                                               -----------
    Total expenses...........................      846,873
                                               -----------
    Net investment income....................      447,838
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments.........    9,095,764
  Change in unrealized appreciation
    (depreciation) on investments............   (1,556,220)
                                               -----------
      Net gain on investments................    7,539,544
                                               -----------
      Net increase in net assets from
         operations..........................  $ 7,987,382
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $    447,838     $    470,036
  Realized gain on investments..............................     9,095,764        8,462,848
  Unrealized appreciation (depreciation) on investments.....    (1,556,220)       8,312,538
                                                              ------------     ------------
      Net increase in assets from operations................     7,987,382       17,245,422
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............      (454,158)        (472,021)
    Capital gains distributions.............................    (8,950,225)      (8,285,206)
                                                              ------------     ------------
      Total dividends and distributions.....................    (9,404,383)      (8,757,227)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    34,514,003        6,815,814
  Received from dividends reinvested........................     9,404,383        8,757,227
  Paid for shares redeemed..................................    (8,832,782)     (14,695,642)
                                                              ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................    35,085,604          877,399
                                                              ------------     ------------
         Increase in net assets.............................    33,668,603        9,365,594
Net Assets:
  Beginning of period.......................................    73,984,276       64,618,682
                                                              ------------     ------------
  End of period (a).........................................  $107,652,879     $ 73,984,276
                                                              ============     ============
(a) Includes undistributed net investment income of.........  $          0     $      5,682
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $14.05     $12.11     $12.92     $13.53     $12.93
Income (loss) from investment operations:
  Net investment income.....................................    0.07       0.10       0.39       0.34       0.39
  Net realized & unrealized gain on investments.............    1.29       3.69       0.42       0.46       1.48
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    1.36       3.79       0.81       0.80       1.87
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.07)     (0.10)     (0.39)     (0.34)     (0.46)
    Distributions from net realized capital gains...........   (1.28)     (1.75)     (1.23)     (1.06)     (0.81)
    Distributions in excess of capital gains................    0.00       0.00       0.00      (0.01)      0.00
                                                              ------     ------     ------     ------     ------
         Total distributions................................   (1.35)     (1.85)     (1.62)     (1.41)     (1.27)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $14.06     $14.05     $12.11     $12.92     $13.53
                                                              ======     ======     ======     ======     ======
Total return................................................    9.69%     31.50%      6.46%      5.91%     15.19%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.93%      0.96%      0.95%      0.93%      0.95%
  Ratio of net investment income to average net assets......    0.49%      0.76%      2.94%      2.52%      2.88%
Portfolio turnover rate.....................................     126%       230%        34%        45%        41%
Net assets at end of period (millions)......................  $107.7     $ 74.0     $ 64.6     $ 76.5     $ 59.8

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -18.36%
Three year                                  14.38%
Five year                                   12.41%
Since inception (4/30/94)                   17.35%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Small Cap Portfolio operated in an environment of rapid sector rotation among small companies in 2001. In other words, areas that performed well one quarter suffered the next. The reciprocal also held true; numerous laggards snapped back sharply the following quarter. This was especially true in the fourth quarter of 2001, which offered a more favorable environment for growth-oriented funds.

For the year ended December 31, 2001, the Ohio National Small Cap Portfolio declined (18.36)% versus the Russell 2000 Index gain of 2.44% for the same period.

Disappointing performance came from capital goods-related holdings, including companies like Quanta Services, Inc. (1.03% of the portfolio as of December 31, 2001), a specialty contractor to telecom and electric utility customers. Poor stock selection in the technology sector also hurt returns, as the portfolio's holdings in the software, semiconductor, and communications equipment industries failed to perform as anticipated.

Two elements that contributed to the portfolio's performance in 2001 included strong stock selection in consumer staples-related companies and a decision to underweight the volatile technology sector, relative to the Index. Within consumer staples, solid performers included restaurant stocks like CEC Entertainment Inc. (1.14% of the portfolio as of December 31, 2001). The portfolio's overall tech weighting was, on average, about six percentage points lower than the Russell 2000 Index's, a decision that allowed us to bypass some of the severe declines in technology in the year 2001.

For the year 2002, we believe the U.S. economy may be heading toward recovery. However, we are less certain about the shape recovery might take. We think that many corporations' dramatic cost-cutting efforts in 2001 will drive significant earnings leverage if they can book even modest sales gains in 2002, and are seeking out companies with this profile.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               SMALL CAP PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)             RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
4/94                                                                     $  10000                           $  10000
                                                                            10144                               9554
'94                                                                       12126.1                              10026
                                                                          14236.1                            11471.7
'95                                                                       16129.5                            12878.1
                                                                          18455.4                            14212.3
'96                                                                       18986.9                            15002.5
                                                                          18979.3                            16532.8
'97                                                                       20594.4                            18343.1
                                                                          21372.9                            19309.8
"98                                                                       22770.7                              17933
                                                                          30341.9                            19597.2
'99                                                                       47011.8                              21745
                                                                          56813.7                            22403.9
'00                                                                         41741                            21104.5
                                                                          37942.6                            22541.7
'01                                                                       34076.2                            21619.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Cytyc Corporation                      2.6
 2.  Insight Enterprises, Inc.              2.6
 3.  Documentum, Inc.                       1.9
 4.  Accredo Health, Inc.                   1.7
 5.  Ruby Tuesday Inc.                      1.7
 6.  Sonicwall, Inc.                        1.7
 7.  Corinthian Colleges, Inc.              1.6
 8.  DMC Stratex Network, Inc.              1.6
 9.  Community Health Systems               1.6
10.  C.H. Robinson Worldwide,
     Inc.                                   1.6

 TOP 5 EQUITY INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Medical & Related                      11.4
 2.  Computer Software                      10.3
 3.  Telecommunications & Cellular           9.9
 4.  Drugs/Biotechnology                     8.9
 5.  Electronics/Semiconductors              6.6

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (0.9%)
     5,875   *Alliant Techsystems Inc. ........  $    453,550
    29,550   *United Defense Inds. Inc. .......       622,028
                                                 ------------
                                                    1,075,578
                                                 ------------
             BANKING (0.8%)
    30,400   *Southwest Bancorp of Texas.......       920,208
                                                 ------------
             BROADCAST RADIO & TV (2.0%)
    65,075   *Mediacom Communications Corp. ...     1,188,270
    66,825   *Radio One Inc. CL D..............     1,203,518
                                                 ------------
                                                    2,391,788
                                                 ------------
             BUILDING & CONSTRUCTION (1.1%)
     8,100   *Jacobs Engineering Group Inc. ...       534,600
    34,955   *Shaw Group Inc. .................       821,443
                                                 ------------
                                                    1,356,043
                                                 ------------
             BUSINESS SERVICES (2.7%)
     8,125   *Corp Executive Board Co. ........       298,187
    44,325   *Macrovision Corp. ...............     1,561,127
    58,700   *Management Network Group Inc. ...       405,030
    24,200   *Maximus Inc. ....................     1,017,852
                                                 ------------
                                                    3,282,196
                                                 ------------
             COMPUTER & RELATED (4.2%)
    23,275   *Arrow Electronics, Inc. .........       695,922
    71,855   *Braun Consulting Inc. ...........       255,085
    13,625   *CDW Computer Centers Inc. .......       731,798
    39,700   *Enterasys Networks, Inc. ........       351,345
    29,325   *Keane Inc. ......................       528,730
     1,975   *Netscreen Technologies Inc. .....        43,707
    16,875   *Plexus Corp. ....................       448,200
    21,950   *Tech Data Corp. .................       949,996
     8,950   *The Titan Corp. .................       223,303
    37,625   *Webex Communications Inc. .......       934,981
                                                 ------------
                                                    5,163,067
                                                 ------------
             COMPUTER SOFTWARE (10.2%)
    27,900   *Advent Software Inc. ............     1,393,605
    15,575   *Barra Inc. ......................       733,426
   108,875   *Documentum Inc. .................     2,364,765
    49,525   *Informatica Corp. ...............       718,608
   126,605   *Insight Enterprises Inc. ........     3,114,483
    36,050   *Lawson Software..................       567,788
    31,250   *MSC Software Corp. ..............       487,500
    81,125   *Secure Computing Corp. ..........     1,667,119
    44,900   *Stellent Inc. ...................     1,327,244
                                                 ------------
                                                   12,374,538
                                                 ------------
             CONSUMER PRODUCTS & SERVICES (3.0%)
    50,125   *American Eagle Outfitters........     1,311,771
    28,350   *Direct Focus Inc. ...............       884,520
    32,750   *Hotel Reservations Inc. CL A.....     1,506,500
                                                 ------------
                                                    3,702,791
                                                 ------------
             DIVERSIFIED MFG. (2.0%)
    22,725   *Armor Holdings Inc. .............       613,347

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             DIVERSIFIED MFG. (CONTINUED)
    34,175   *Columbia Sportswear..............  $  1,138,027
    13,000   *Roper Industries Inc. ...........       643,500
                                                 ------------
                                                    2,394,874
                                                 ------------
             DRUGS/BIOTECHNOLOGY (8.9%)
    17,325   *Albany Molecular Research........       458,939
    31,500   *American Pharmaceutical Part.....       655,200
     9,825   *Celgene Corp. ...................       313,614
     4,575   *Cephalon Inc. ...................       345,801
    23,550   *Charles River Laboratories.......       788,454
    20,225   *Cima Labs Inc. ..................       731,133
    54,150   *Endo Pharmaceuticals Corp. ......       631,931
    30,525   *Integra Lifesciences Holding.....       804,029
    21,100   *Medicis Pharmaceutical...........     1,362,849
    52,650   *Pharmaceutical Res Inc. .........     1,779,570
    92,475   *Sicor Inc. ......................     1,450,008
    38,300   *Taro Pharmaceutical Ind. Ltd. ...     1,530,085
                                                 ------------
                                                   10,851,613
                                                 ------------
             ELECTRICAL SERVICES (0.2%)
    17,918   *Dycom Industries.................       299,410
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (6.6%)
    18,500   *Astropower Inc. .................       747,955
    54,625   *AXT Inc. ........................       788,238
    15,825   *Brooks Automation Inc. ..........       643,602
    28,075   *Cree Research Inc. ..............       827,089
    33,560   *Emcore Corp. ....................       451,382
    45,275   *Entegris Inc. ...................       496,214
    12,875   *FEI Co. .........................       405,691
    67,250   *IXIA.............................       864,163
    47,275   *Microtune Inc. ..................     1,109,072
    11,775   *MKS Instruments Inc. ............       318,278
    23,950   *PRI Automation Inc. .............       489,778
    29,025   *Therma-Wave Inc. ................       433,053
    32,325   *Vitesse Semiconductor............       401,800
                                                 ------------
                                                    7,976,315
                                                 ------------
             FINANCIAL & RELATED (1.3%)
    24,575   *Americredit Corp. ...............       775,341
    21,525   *Investment Technology Group......       840,982
                                                 ------------
                                                    1,616,323
                                                 ------------
             FOOD & RELATED (2.0%)
    48,150   *Performance Food Group Co. ......     1,693,436
    16,800   *Whole Foods Market Inc. .........       731,808
                                                 ------------
                                                    2,425,244
                                                 ------------
             INSURANCE (1.3%)
    41,625   *First Health Group Corp. ........     1,029,803
    16,075   Gallagher Arthur J & Co. .........       554,427
                                                 ------------
                                                    1,584,230
                                                 ------------
             MACHINERY (0.4%)
    32,950   *Global Power Equipment Group.....       495,898
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (11.4%)
    52,230   *Accredo Health Inc. .............  $  2,073,531
    27,300   *AMN Health Care..................       748,020
    38,050   *Ameripath Inc. ..................     1,227,493
    75,000   *Community Health Systems.........     1,912,500
    41,500   *Covance Inc. ....................       942,050
    38,775   *Cross Country Inc. ..............     1,027,537
   120,475   *CYTYC Corp. .....................     3,144,398
    28,500   *Lifepoint Hospitals Inc. ........       970,140
    14,300   *Patterson Dental Co. ............       585,299
     8,675   *Priority Healthcare Corp. .......       305,273
    16,275   *Province Healthcare Co. .........       502,247
     5,600   *Varian Medical Systems Inc. .....       399,056
                                                 ------------
                                                   13,837,544
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.7%)
    15,875   *Hanover Compressor Co. ..........       401,003
    23,325   *National Oilwell Inc. ...........       480,728
                                                 ------------
                                                      881,731
                                                 ------------
             RENTAL EQUIPMENT (1.5%)
    55,250   *Rent-A-Center Inc. ..............     1,854,743
                                                 ------------
             RESTAURANTS (2.8%)
    32,100   *CEC Entertainment Inc. ..........     1,392,819
    98,975   *Ruby Tuesday Inc. ...............     2,041,854
                                                 ------------
                                                    3,434,673
                                                 ------------
             RETAIL (4.6%)
    42,725   *Cost Plus Inc. ..................     1,132,212
    25,475   *Duane Reade Inc. ................       773,166
    10,225   Fastenal Co. .....................       679,247
    28,825   *Talbots Inc. ....................     1,044,906
    31,050   *Tweeter Home Entertainment
              Group............................       900,450
    37,275   *Ultimate Electronics Inc. .......     1,118,250
                                                 ------------
                                                    5,648,231
                                                 ------------
             SCHOOLS (5.6%)
    23,625   *Career Education Corp. ..........       809,865
    48,500   *Corinthain Colleges Inc. ........     1,983,165
    33,750   *Education Management Corp. ......     1,223,438
    50,725   *ITT Educational Services Inc. ...     1,870,231
    18,875   *Strayer Education Inc. ..........       919,590
                                                 ------------
                                                    6,806,289
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (9.9%)
    65,975   *Aeroflex Inc. ...................     1,248,906
    68,775   *Centillium Communications........       540,571
   249,854   *DMC Stratex Networks Inc. .......     1,943,864
    34,100   Harris Corp. .....................     1,040,391
    70,825   *Powerwave Technologies Inc. .....     1,223,856
    81,575   *Quanta Services Inc. ............     1,258,702
   153,443   *Remec Inc. ......................     1,532,896

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (CONTINUED)
    41,225   *Riverstone Networks Inc. ........  $    684,335
   104,950   *Sonicwall Inc. ..................     2,040,228
    61,475   *Terayon Communication Sys........       508,460
                                                 ------------
                                                   12,022,209
                                                 ------------
             TRANSPORTATION SERVICE & EQUIPMENT (2.5%)
    65,425   *C.H. Robinson Worldwide Inc. ....     1,891,763
    46,025   *Werner Enterprises Inc. .........     1,118,408
                                                 ------------
                                                    3,010,171
                                                 ------------
             WASTE MANAGEMENT (2.6%)
    30,175   *Stericycle Inc. .................     1,837,054
    42,025   *Waste Connections................     1,302,355
                                                 ------------
                                                    3,139,409
                                                 ------------
             TOTAL U.S. COMMON STOCKS (89.2%)
              (COST $108,166,760)..............  $108,545,116
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (1.0%)
             COMPUTER SOFTWARE
    32,525   *Optimal Robotics.................  $  1,153,011
             ISRAEL (0.8%)
             MEDICAL & RELATED
    48,700   *Lumenis Ltd. ....................       959,390
             NETHERLANDS (0.4%)
             MEDICAL & RELATED
    28,000   *Qiagen...........................       519,680
             TOTAL FOREIGN COMMON STOCKS (2.2%)
              (COST $2,457,358)................     2,632,081
                                                 ------------
             TOTAL COMMON STOCKS (91.4%) (COST
              $110,624,118)....................  $111,177,197
                                                 ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
--------------------------------------------------------------
              FINANCIAL (8.4%)
$10,259,000   Firstar 1.250% 01/02/02 Repurchase
               price $10,259,703 Collateralized
               by FHLMC Market Value:
               $10,464,208 Face Value:
               $11,408,809 Due: 05/01/2016
               Interest: 6.000%.................  $ 10,259,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS (8.4%)
               (COST $10,259,000)...............  $ 10,259,000
                                                  ------------
              TOTAL HOLDINGS (99.8%) (COST
               $120,883,118) (a)................  $121,436,197
                                                  ------------
              CASH & RECEIVABLES, NET OF
               LIABILITIES (0.2%)...............       197,061
                                                  ------------
              TOTAL NET ASSETS (100.0%).........  $121,633,258
                                                  ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $679,569.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $120,883,118)...........  $121,436,197
  Cash.....................................         1,127
  Receivable for securities sold...........       378,775
  Receivable for fund shares sold..........       131,656
  Dividends & accrued interest
    receivable.............................         8,437
  Other....................................            65
                                             ------------
    Total assets...........................   121,956,257
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       205,568
  Payable for investment management
    services (note 3)......................        80,837
  Other accrued expenses...................        36,594
                                             ------------
    Total liabilities......................       322,999
                                             ------------
Net assets at market value.................  $121,633,258
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  6,728,151
  Paid-in capital in excess of par value...   139,573,455
  Accumulated net realized loss on
    investments............................   (25,221,427)
  Net unrealized appreciation on
    investments............................       553,079
                                             ------------
Net assets at market value.................  $121,633,258
                                             ============
Shares outstanding (note 4)................     6,728,151
Net asset value per share..................  $      18.08
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    456,315
  Dividends.................................        82,055
                                              ------------
    Total investment income.................       538,370
                                              ------------
Expenses:
  Management fees (note 3)..................     1,008,138
  Custodian fees (note 3)...................        28,592
  Directors' fees (note 3)..................         4,103
  Professional fees.........................         9,866
  Accounting and transfer agent fees (note
    3)......................................        94,439
  Printing fees.............................        26,400
  Filing fees...............................         2,039
  Conversion expense (note 3)...............        36,261
  Other.....................................         2,276
                                              ------------
    Total expenses..........................     1,212,114
                                              ------------
    Net investment loss.....................      (673,744)
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (25,187,261)
  Change in unrealized appreciation
    (depreciation) on investments...........    (3,142,889)
                                              ------------
      Net loss on investments...............   (28,330,150)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(29,003,894)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment loss.......................................  $   (673,744)    $ (1,196,065)
  Realized gain (loss) on investments.......................   (25,187,261)      33,702,064
  Unrealized appreciation (depreciation) on investments.....    (3,142,889)     (53,403,767)
                                                              ------------     ------------
      Net decrease in assets from operations................   (29,003,894)     (20,897,768)
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Capital gains distributions.............................             0      (34,574,485)
    Return of capital.......................................             0         (440,600)
                                                              ------------     ------------
      Total dividends and distributions.....................             0      (35,015,085)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    13,436,302       30,620,205
  Received from dividends reinvested........................             0       35,015,085
  Paid for shares redeemed..................................   (20,844,386)     (19,595,075)
                                                              ------------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (7,408,084)      46,040,215
                                                              ------------     ------------
         Decrease in net assets.............................   (36,411,978)      (9,872,638)
Net Assets:
  Beginning of period.......................................   158,045,236      167,917,874
                                                              ------------     ------------
  End of period.............................................  $121,633,258     $158,045,236
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $22.14     $31.62     $20.70     $18.72     $18.03
Income (loss) from investment operations:
  Net investment loss.......................................   (0.10)     (0.22)     (0.16)     (0.06)     (0.02)
  Net realized & unrealized gain (loss) on investments......   (3.96)     (3.09)     21.96       2.04       1.54
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (4.06)     (3.31)     21.80       1.98       1.52
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Distributions from net realized capital gains...........    0.00      (6.09)    (10.88)      0.00      (0.83)
    Return of capital.......................................    0.00      (0.08)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................    0.00      (6.17)    (10.88)      0.00      (0.83)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $18.08     $22.14     $31.62     $20.70     $18.72
                                                              ======     ======     ======     ======     ======
Total return................................................  (18.36)%   (11.22)%   106.46%     10.57%      8.47%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.96%      0.92%      0.89%      0.91%      0.94%
  Ratio of net investment loss to average net assets........   (0.54)%    (0.64)%    (0.61)%    (0.30)%    (0.11)%
Portfolio turnover rate.....................................     112%       138%       166%        99%        80%
Net assets at end of period (millions)......................  $121.6     $158.0     $167.9     $ 75.6     $ 58.3

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -29.28%
Three year                                   0.93%
Five year                                    3.52%
Since inception (3/31/95)                    5.67%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The repercussions of the March 2000 "reversal of fortune" in technology, media and telecommunications stocks continued to be felt across all sectors of the market and regions nearly two years later. Throughout the Fund's reporting year, trading volatility was the norm in an emotion-driven market, with rampant sell-offs and stock price drops, even of deserving companies with solid earnings and clear growth trends.

The economic slowdown first evident in the United States is now recognized as a global recession. Widespread corporate profit warnings, layoffs and spending pullbacks have not only deepened investor skepticism and risk aversion but also deflated consumer confidence. Against this backdrop, there have been very few bright spots for stocks, although "value" equities were favored over "growth" equities in this environment.

One unequivocal positive during this difficult period has been the willingness of the world's central banks, led by the Federal Reserve Board's aggressive rate-cutting example, to ease key interest rates in the hope of jumpstarting stalled economies. In the fourth quarter, equity markets across the globe rallied on liquidity strength, optimism of an early economic recovery and progress of the anti-terrorism campaign.

As can be expected, funds with a growth orientation were at a disadvantage during this period of intensified market uncertainty and prolonged economic weakness. The Ohio National International Small Company Portfolio contains no shortage of solid, profitable companies, but negative sentiment across world markets took down stocks in all countries and sectors. For the year ended December 31, 2001, the portfolio declined (29.28)%, versus the MSCI EAFE Index decline of (21.44)% for the same period.

At the beginning of the year, an emphasis on information technology hurt performance, while exposures to financial services and Japanese stocks helped fund returns. Early in 2001, Spanish and Australian stocks performed well, and the more defensive Energy and Utilities sectors contributed positively, as the Portfolio was positioned to gain from increases in oil and gas prices. Midway through the year, stock selection in Asian countries, especially China and South Korea, had a positive impact. Toward the end of 2001, slower consumer spending dragged down Consumer Discretionary stocks, but Consumer Staples and certain pharmaceutical names performed well. Dampened confidence in Japanese Prime Minister Koiziumi's ability to follow through on or achieve promised banking and corporate reforms hurt the country's stock prices. Overall, financial stocks suffered in light of concerns about the claims that would be made to insurers for losses related to the terrorist attacks in the U.S.

There are indications the economy may already have hit or is soon reaching the bottom of the recession. The benefits of this year's aggressive rate-cutting by the world's central banks should begin to materialize more fully. Since small companies supply basic materials, components and services to the larger corporations, they are ideally positioned to take early and optimal advantage of this increased liquidity and lower borrowing costs when demand is restored and orders pick up.

We continue to locate small-caps with good investment potential, targeting companies with stable or expanding market shares, strong ties to their local and regional market and reasonable valuations, despite the difficult market conditions. We are focusing selectively on the consumer-sensitive and basic material stocks in anticipation of an economic recovery. The Automotive sector, for example, may be poised for a rebound, as it benefits from the increase in sales volume generated from the zero-interest rate finance deals offered in the U.S.

The corporate and banking reforms so clearly needed in Japan may once again have been "all talk and no action" as Japan enters its third recession in a decade. However, we believe there are gems to be discovered among small Japanese companies with ties to the video game software market, auto parts manufacturers, and other companies truly demonstrating corporate restructuring.

As the U.S. economy is expected to recover in the second half of 2002, we expect Asia to resume its production and export activities. Europe is also expected to join this global economic recovery though possibly with a lagged effect.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

Many of the negative global variables seem to have reversed offering smaller companies greater opportunities for growth with low interest rates, lower energy prices, an increase in outsourcing activities and increases in infrastructure spending by many governments.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                INTERNATIONAL SMALL COMPANY
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                            MSCI EAFE
                                                              -------------------------------               ---------
3/95                                                                   $    10000                         $    10000
                                                                            10421                              10073
'95                                                                         10890                            10934.2
                                                                          11945.2                            11444.9
'96                                                                       12206.8                            11630.3
                                                                          13407.9                            12951.5
'97                                                                       13630.5                            11765.1
                                                                            14466                              13657
'98                                                                       14110.2                            14028.4
                                                                          17531.9                            14585.4
'99                                                                         29422                            17811.6
                                                                          25235.3                            17088.5
'00                                                                       20516.3                            15289.1
                                                                          17274.7                            13015.6
'01                                                                         14509                              11632

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE is a capitalization weighted index that monitors the performance of stocks from Europe, Australia, and the Far East.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Research in Motion                     1.1
 2.  Industrial Alliance Life Ins.
     Co.                                    1.1
 3.  Datacraft Asia                         1.0
 4.  QLT Phototherapeutis, Inc.             1.0
 5.  CAE Inc.                               0.9
 6.  Pacific Corporation                    0.9
 7.  Stada Arzneimittel                     0.9
 8.  Tandberg Asa                           0.8
 9.  Krones Ag-Pfd                          0.8
10.  Sega Enterprises                       0.8

 TOP 5 COUNTRY WEIGHTINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Canada                                 14.0
 2.  Japan                                  11.8
 3.  United Kingdom                         11.2
 4.  South Korea                             8.8
 5.  Australia                               8.3

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.
---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (14.0%)
     6,800   AGF Management (4).................  $   105,516
     1,700   *Angiotech Pharmaceutical (23).....       95,050
    10,300   *ATI Technologies (11).............      130,060
    37,500   *Baytex Energy Ltd. CL A (12)......      102,950
    24,140   CAE Inc. (1).......................      175,462
    13,500   *CGI Group (9).....................      103,892
    14,800   CI Fund Management (14)............      110,549
     4,400   Clarica Life Insurance Co. (19)....      145,257
     9,900   Domtar (16)........................       99,572
     6,250   *Inco Ltd. (24)....................      106,208
     6,800   Investors Group (14)...............      108,933
     6,806   Industrial Alliance Life Ins. Co.
              (19)..............................      199,460
    39,000   *Ketch Energy (12).................       98,002
     1,700   Magna International Inc. CL A
              (3)...............................      107,972
    50,000   *Microcell Telecom (29)............      120,932
     7,855   Molson Cos Ltd. (15)...............      138,171
     7,300   *QLT Phototherapeutics (23)........      185,733
     9,000   *Research in Motion (9)............      213,664
     6,000   SNC-Lavalin Group Inc. (5).........      108,933
    30,000   *Stressgen Biotechnolgies (23).....       86,694
     2,897   Talisman Energy (12)...............      110,107
                                                  -----------
                                                    2,653,117
                                                  -----------
             JAPAN (11.8%)
    12,000   Aichi Steel Corp (24)..............       59,159
    18,000   Air Water Inc. (7).................       82,039
     3,300   *Bandai Co. Ltd. (10)..............       99,016
       230   Bellsystem 24 Inc. (28)............       85,609
     3,500   *Capcom Co. Ltd. (9)...............       92,256
    14,000   Central Glass Co. Ltd. (5).........       74,443
     9,000   Fujirebio (23).....................       72,809
    22,000   Gunze Ltd. (10)....................       79,213
    29,000   *Hino Motors Ltd.(3)...............       96,046
     6,000   Hisamitsu Pharmaceutical Co. Inc.
              (23)..............................       82,039
    32,000   Hitachi Koki Co. Ltd. (20).........       85,077
     1,700   Hokuto Corp. (15)..................       58,627
     9,000   Keihin Corp. (31)..................       78,757
     2,300   Meitec Corp. (9)...................       55,908
     2,000   Nissin Kogyo Co. Ltd. (3)..........       49,375
     5,000   Nitto Denko Corp. (7)..............      115,082
     8,000   Olympus Optical Co. (23)...........      114,551
     9,000   Onward Kashiyama Co. Ltd. (10).....       86,004
    19,000   Sanyo Shokai (30)..................       79,236
     7,600   *Sega Enterprises (10).............      150,967
    10,000   Takuma Co. Ltd. (20)...............       68,138
    15,000   Teikoku Oil Co. Ltd. (12)..........       54,579
     3,900   Toyo Corp. (31)....................       59,842
        13   *UMC Japan (11)....................      118,501
     1,400   Yamada Denki (27)..................       97,839
     8,000   Yamaha Corp. (13)..................       58,946
    34,000   Yokohama Rubber Co. (3)............       75,157
                                                  -----------
                                                    2,229,215
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (11.2%)
    22,472   Amec PLC (5).......................  $   128,750
    12,570   Amey PLC (28)......................       68,266
    14,015   Atkins (WS) PLC (28)...............      134,168
     4,377   *Cambridge Antibody Tech Grp PLC
              (23)..............................      115,350
    89,360   *Corus Group (24)..................       93,027
     8,650   Ed & F Man (14)....................      148,614
    43,630   *Eidos PLC (9).....................      115,616
    10,600   Enterprise Inns (27)...............       96,306
    15,940   *Fitness First (13)................      109,777
    22,600   Hit Entertainment PLC (22).........      118,954
    25,760   Innovation Group (9)...............      135,024
    24,500   iSoft Group PLC (9)................       91,855
     5,879   Johnson Matthey (7)................       79,863
    11,570   Logica PLC (9).....................      107,393
    19,450   Misys PLC (9)......................       91,329
    11,975   Nestor Healthcare Group PLC (23)...       95,460
    33,900   Rank Group PLC (13)................      113,278
     5,668   *Shire Pharmaceuticals Group PLC
              (23)..............................       71,137
     9,280   Torex PLC (9)......................       98,297
    14,400   United Business Media (22).........      100,639
                                                  -----------
                                                    2,113,103
                                                  -----------
             SOUTH KOREA (8.8%)
    15,000   Cheil Industries Inc. (10).........      109,288
     3,000   Cheil Jedang Corp. (15)............      113,057
    25,500   *Coreana Cosmetics Co. Ltd. (10)...       88,139
    13,132   Daeduck Electronics (11)...........      127,976
    12,060   Daelim Industrial (5)..............      126,247
     5,923   Dong-A Pharmaceutical (23).........      105,738
    45,000   Hankook Tire Manufacturing Co.
              (3)...............................       84,621
    21,000   Hotel Shilla Co. (18)..............      135,896
     4,700   Hyundai Mobis (3)..................       96,254
     5,800   LG Cable & Machinery (11)..........       63,586
     1,700   Pacific Corp. (10).................      170,841
    17,500   *Panteck Corp. (29)................       99,657
    15,000   Samsung SDI Co. Ltd. (11)..........       83,137
    33,500   Sewon Telecom (29).................       94,876
    14,015   *SOK Co. (28)......................       72,769
     2,015   Yuhan Corp. (23)...................       95,893
                                                  -----------
                                                    1,667,975
                                                  -----------
             AUSTRALIA (8.3%)
    32,000   Amcor Limited (25).................      116,837
    29,485   Billabong International (10).......      126,174
    67,172   Boral Limited (12).................      112,852
    27,000   Coca-cola Amatil (15)..............       82,463
    11,250   Foodland Associates (27)...........       70,374
    39,000   Foster's Brewing Group (15)........       96,789
    30,000   James Hardie Industries (5)........       91,810
    10,300   Lang Corp. (31)....................       58,909
    25,549   Leighton Holdings (5)..............      135,032
   177,000   *M.I.M. Holdings (24)..............      103,039
    56,000   Pacifica Group (33)................       94,082
    45,000   Ramsay Health Care (23)............      105,245
    16,100   *Resmed Inc. (23)..................       85,913

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             AUSTRALIA (CONTINUED)
    18,800   Sonic Healthcare (23)..............  $    76,802
    13,460   Suncorp-Metway Ltd. (14)...........       96,433
     8,250   Toll Holdings Ltd. (28)............      117,290
                                                  -----------
                                                    1,570,044
                                                  -----------
             GERMANY (7.4%)
     4,300   Aixtron (11).......................       97,162
     5,070   Celanese AG (7)....................       95,806
     2,700   GEHE (23)..........................      104,689
     2,820   GFK AG (28)........................       48,638
     5,370   *IM Holdings (13)..................      107,697
     4,310   Jenoptik AG (11)...................       80,676
     3,200   Krones AG Pfd. (20)................      157,163
     4,780   *SGL Carbon AG (7).................       96,504
       670   Shohkoh Fund & Co. (14)............       52,930
     2,670   *Singulus Technologies (20)........       74,967
     2,670   Software AG (9)....................      101,146
     4,700   Stada Arzneimittel AG (23).........      164,432
     3,025   *Wedeco AG Water Technology (32)...       93,024
     5,180   ZAPF Creation (10).................      121,201
                                                  -----------
                                                    1,396,035
                                                  -----------
             HONG KONG (5.4%)
   188,000   Cafe De Coral Holdings (27)........      108,488
   285,600   Denway Motors Ltd. (3).............       88,814
    76,000   Esprit Holdings Ltd. (27)..........       85,764
   285,000   Global Bio-Chem (23)...............       99,592
   800,000   *Guangzhou Investment Co. Ltd.
              (26)..............................       63,605
   638,000   Jiangsu Express Co. (31)...........      139,903
    35,000   MTR Corp. Ltd. (31)................       45,780
   155,000   *Nanjing Panda (11)................       57,642
    49,000   *Smartone Telecommunications
              (29)..............................       58,437
   274,000   TPV Technology (9).................       86,085
    93,000   Varitronix International (11)......       62,016
    37,000   Wing Hang Bank (4).................      118,619
                                                  -----------
                                                    1,014,745
                                                  -----------
             SPAIN (5.2%)
     2,600   Acciona SA (5).....................       95,018
     4,100   ACS Activididades Con Y (5)........      100,134
    11,000   Autopistas Concesionaria (31)......      109,716
    18,330   Corporacion Mapfre (19)............      106,363
     9,470   Ebro Puleva SA (15)................       92,008
     4,820   Fomento de Construcciones Y (5)....       99,889
     6,800   Grupo Dragados (5).................       91,100
     5,600   Grupo Ferrovial SA (5).............       98,284
     4,051   *Sogecable (22)....................       93,882
    11,990   *Zeltia SA (23)....................       93,407
                                                  -----------
                                                      979,801
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             SWITZERLAND (5.1%)
       190   *Berna Biotech (23)................  $    98,294
        90   Distronic Holdings AG (23).........       74,833
       140   Galenica Holdings AG (23)..........      126,620
       345   Givaudan (7).......................      105,258
       561   Kaba Holding AG-B (11).............      138,686
     2,663   Kuehne & Nagel Intl. AG (31).......      134,876
     2,930   *Logitech International SA (9).....      107,324
       160   Lonza AG (7).......................      104,673
     1,050   Tecan Group (23)...................       69,641
                                                  -----------
                                                      960,205
                                                  -----------
             FRANCE (4.0%)
     8,947   *Cerep (23)........................      138,763
    13,000   Elior (28).........................       93,396
    10,940   Havas Advertising (22).............       79,279
    11,004   *JC Decaux (22)....................      123,096
     2,040   *Neopost SA (11)...................       59,497
     2,360   Transiciel SA (9)..................       72,973
     1,910   *UBI Soft Entertainment SA (9).....       63,842
     2,528   Vallourec (Usines) (24)............      119,990
                                                  -----------
                                                      750,836
                                                  -----------
             SINGAPORE & MALAYSIAN (3.9%)
    90,000   Datacraft Asia (29)................      196,200
    50,000   Elec & Eltek Int Co. Ltd. (11).....      145,500
   100,000   Sembcorp Logistics Ltd. (31).......       97,482
   149,000   Singapore Exchange (14)............      100,060
    77,000   Singapore Technologies (1).........       97,996
    15,000   Venture Mfg. (11)..................      108,042
                                                  -----------
                                                      745,280
                                                  -----------
             SWEDEN (3.3%)
    15,600   *Capio AB (23).....................      106,745
    13,270   *Elekta AB CL B (23)...............      107,946
     9,800   Eniro AB (22)......................       70,340
     7,466   Getinge Industrier AB CL B (23)....      122,895
     4,920   *Modern Times Group (13)...........      108,767
    20,000   Swedish Match AB (15)..............      106,228
                                                  -----------
                                                      622,921
                                                  -----------
             ITALY (2.7%)
    18,488   Arnoldo Mondadori (22).............      117,003
     5,600   Benetton Group (30)................       63,493
    33,000   Ferretti SPA (10)..................      107,657
     5,000   Recordati (23).....................       99,741
    25,124   Saipem (12)........................      123,169
                                                  -----------
                                                      511,063
                                                  -----------
             NETHERLANDS (2.6%)
     6,000   *Hagermeyer NV (28)................      112,310
     3,043   IHC Caland (31)....................      142,400
    11,200   Koninklijke (31)...................      127,584
     5,700   *Qiagen (23).......................      107,457
                                                  -----------
                                                      489,751
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             FINLAND (1.7%)
     6,261   Hartwall Oyj (15)..................  $   127,799
     2,290   Huhtamaki Oky (16).................       72,462
    22,820   Sonera Oyj (29)....................      115,740
                                                  -----------
                                                      316,001
                                                  -----------
             NORWAY (1.4%)
     6,300   Orkla Asa (33).....................      106,911
     7,100   *Tandberg Asa (29).................      158,535
                                                  -----------
                                                      265,446
                                                  -----------
             PORTUGAL (1.2%)
    15,360   *Telecel-comunicacoes (29).........      123,220
   133,800   Sonae SGPS (27)....................       96,603
                                                  -----------
                                                      219,823
                                                  -----------
             TURKEY (0.8%)
     5,650   Migros Turk Tas (27)...............       48,707
    15,000   Netas Telekomunik (29).............       52,759
   137,000   Trakya Cam Sanayii (21)............       48,186
                                                  -----------
                                                      149,652
                                                  -----------
             ISRAEL (0.7%)
     3,292   *Taro Pharmaceutical Industries
              Ltd. (23).........................      131,515
                                                  -----------
             THAILAND (0.7%)
    92,600   *Total Access Comm. (29)...........      131,492
                                                  -----------
             BELGIUM (0.6%)
     2,480   Omega Pharma (23)..................      112,406
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             DENMARK (0.5%)
     5,000   Novozymes A/S CL B (23)............  $   100,928
                                                  -----------
             LUXEMBOURG (0.5%)
     5,140   *Thiel Logistik AG (9).............      100,336
                                                  -----------
             IRELAND (0.4%)
     4,530   *Riverdeep Asia (9)................       76,149
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (102.2%) (COST $19,102,839).......  $19,307,839
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (11.8%)
$2,230,000   State Street Bank 0.650% due
              01/02/02 Repurchase price
              $2,230,000 Collateralized by U.S.
              Treasury Note Market Value:
              $2,279,585 Face Value: $2,155,000
              Due: 08/15/03 Interest: 5.250%....  $ 2,230,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (11.8%)
              (COST $2,230,000).................  $ 2,230,000
                                                  -----------
             TOTAL HOLDINGS (114.0%) (COST
              $21,332,839) (a)..................  $21,537,839
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-14.0%)..............   (2,640,890)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $18,896,949
                                                  ===========

---------------

  *  Represents non-income producing securities
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $47,467.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Company)
PLC  Public Limited Company
 SA  Sociedad Anonima (Spanish Corp.)

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $19,102,839).............  $19,307,839
  Investments in repurchase agreements, at
    cost....................................    2,230,000
  Cash......................................       11,716
  Receivable for securities sold............      303,323
  Receivable for fund shares sold...........       12,487
  Dividends & accrued interest receivable...       34,103
  Other.....................................          789
                                              -----------
    Total assets............................   21,900,257
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,901,392
  Payable for fund shares redeemed..........      998,964
  Payable for investment management services
    (note 3)................................       16,727
  Accrued accounting and custody fees.......       63,715
  Accrued printing and proxy expenses.......        5,789
  Other professional fees...................       10,531
  Other accrued expenses....................        6,190
                                              -----------
    Total liabilities.......................    3,003,308
                                              -----------
Net assets at market value..................  $18,896,949
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,010,153
  Paid-in capital in excess of par value....   22,379,222
  Accumulated net realized loss on
    investments.............................   (5,524,124)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................      205,000
    Foreign currency related transactions...       (7,464)
  Distributions in excess of net investment
    income of...............................     (165,838)
                                              -----------
Net assets at market value..................  $18,896,949
                                              ===========
Shares outstanding (note 4).................    2,010,153
Net asset value per share...................  $      9.40
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $    24,290
  Dividends (net of withholding tax of
    $29,673).................................      306,542
                                               -----------
    Total investment income..................      330,832
                                               -----------
Expenses:
  Management fees (note 3)...................      231,072
  Accounting, custody & transfer agent fees
    (note 3).................................      161,189
  Directors' fees (note 3)...................          913
  Professional fees..........................        7,189
  Printing fees..............................        4,400
  Filing fees................................        1,607
  Conversion expense (note 3)................        5,402
  Other......................................          420
                                               -----------
    Total expenses...........................      412,192
                                               -----------
    Net investment loss......................      (81,360)
                                               -----------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments..............................   (5,476,139)
    Foreign currency related transactions....     (173,360)
  Change in unrealized appreciation
    (depreciation) on:
    Investments..............................   (2,336,515)
    Foreign currency related transactions....       (9,406)
                                               -----------
      Net loss on investments................   (7,995,420)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(8,076,780)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment loss.......................................  $    (81,360)   $   (374,499)
  Realized gain (loss) on investments and foreign currency
    transactions............................................    (5,649,499)      1,255,170
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................    (2,345,921)    (14,241,849)
                                                              ------------    ------------
      Net decrease in assets from operations................    (8,076,780)    (13,361,178)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Capital gains and foreign currency related transaction
    distributions...........................................             0      (1,750,675)
  Distributions in excess of capital gains..................             0        (146,711)
                                                              ------------    ------------
      Total dividends and distributions.....................             0      (1,897,386)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................    53,086,594      41,525,267
  Received from dividends reinvested........................             0       1,897,386
  Paid for shares redeemed..................................   (56,700,999)    (35,722,582)
                                                              ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (3,614,405)      7,700,071
                                                              ------------    ------------
         Decrease in net assets.............................   (11,691,185)     (7,558,493)
Net Assets:
  Beginning of period.......................................    30,588,134      38,146,627
                                                              ------------    ------------
  End of period (a).........................................  $ 18,896,949    $ 30,588,134
                                                              ============    ============
(a) Includes distributions in excess of net investment
  income of.................................................  $   (165,838)   $          0
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001       2000       1999       1998      1997
                                                              -------    -------    -------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 13.29    $ 20.25    $ 10.76    $11.73    $11.66
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.04)     (0.18)     (0.20)     0.29      0.29
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................    (3.85)     (5.89)     11.81      0.13      1.03
                                                              -------    -------    -------    ------    ------
    Total income (loss) from investment operations..........    (3.89)     (6.07)     11.61      0.42      1.32
                                                              -------    -------    -------    ------    ------
Less distributions:
  Dividends from net investment income......................     0.00       0.00       0.00     (0.29)    (0.38)
  Distributions from net realized capital gains & foreign
    currency related transactions...........................     0.00      (0.82)     (2.12)    (1.10)    (0.87)
  Distributions in excess of capital gains..................     0.00      (0.07)      0.00      0.00      0.00
                                                              -------    -------    -------    ------    ------
    Total distributions.....................................     0.00      (0.89)     (2.12)    (1.39)    (1.25)
                                                              -------    -------    -------    ------    ------
Net asset value, end of period..............................  $  9.40    $ 13.29    $ 20.25    $10.76    $11.73
                                                              =======    =======    =======    ======    ======
Total return................................................   (29.28)%   (30.27)%   108.51%     3.53%    11.67%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.79%      1.63%      2.06%     1.30%     1.32%
  Ratio of net investment income (loss) to average net
    assets..................................................    (0.35)%    (0.98)%    (1.44)%    2.48%     2.33%
Portfolio turnover rate.....................................      221%       251%       314%       55%       29%
Net assets at end of period (millions)......................  $  18.9    $  30.6    $  38.1    $ 19.8    $ 18.0

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.
 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -31.82%
Three year                                  -19.38%
Five year                                    -8.66%
Since inception (3/31/95)                    -3.02%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Despite aggressive Federal Reserve Bank interest rate cuts, the year was marked by an ever-weakening economy with a malaise in corporate capital expenditures and an aggressive devaluation of stock prices. Additionally, the events of September 11th shook consumer spending, the remaining pillar of strength in the economy. For the year ended December 31, 2001, the Ohio National Aggressive Growth Portfolio declined (31.82)% versus the S&P 500 Index decline of (11.88)% for the same period.

As the economy slowed, corporations' excess capacity of information technology
(IT) equipment became apparent. The spending freeze that began toward the end of 2000 continued as companies re-evaluated their IT needs and conserved capital. As a result, leading communications and corporate networking-equipment maker Cisco Systems suffered from sluggish demand for new products. Fearing a lengthy period of sub-par growth from the company, we substantially cut our weighting in Cisco. Meanwhile, even companies that experienced healthier demand were negatively impacted by the stagnant economy. Storage networking and management software manufacturer Veritas Software, for example, had to decrease its future growth expectations because of limited earnings visibility. Nevertheless, we are maintaining a position in Veritas on the premise that storage-area network deployments will grow as corporations seek to better utilize their existing data storage equipment and focus on implementing disaster recovery plans.

Although not readily apparent in the Portfolio's aggregate return, we did identify investments that outperformed the market, predominantly in businesses that were less impacted by the cooling economy. Demand for health care services grew as the aging baby boom generation boosted its spending on health-related items. Our position in Tenet Health care, the second largest hospital group, benefited from increasing utilization and strong pricing of its specialized medical services, such as cardiology and orthopedics. And even in the rocky technology landscape, NVIDIA Corporation, the leading graphics and multimedia chip supplier, saw strong demand for its products as it increased its penetration of desktop and mobile computers and entered the workstation and Apple markets. NVIDIA also began shipping a key component to the Microsoft Xbox for its fall launch.

Looking ahead, we are closely monitoring the economy as the slowdown runs its course. Accordingly, we remain committed to finding world-class investments with solid future prospects that will benefit from the eventual economic recovery while they continue to navigate their businesses through the current difficult times.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                 AGRESSIVE GROWTH PORTFOLIO
                                                                (COMMENCED OPERATIONS MARCH
                                                                          31,1995)                        S&P 500 INDEX
                                                                ---------------------------               -------------
3/95                                                                    $   10000                          $   10000
                                                                            11027                              10953
'95                                                                       12695.4                              12528
                                                                          12474.5                            13805.9
'96                                                                       12792.6                            15419.8
                                                                          13448.8                            18580.9
'97                                                                       14395.6                            20546.7
                                                                          15547.3                            24185.5
'98                                                                         15524                            26417.9
                                                                            14740                            29688.4
'99                                                                       16417.4                            31977.4
                                                                          15066.3                            31839.9
'00                                                                         11928                            29063.5
                                                                          9079.57                            27116.2
'01                                                                       8132.57                            25611.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Nvidia Corp.                           4.6
 2.  Veritas Software Corporation           3.7
 3.  Citigroup, Inc.                        3.7
 4.  Maxim Integrated Products              3.6
 5.  Goldman Sachs Group, Inc.              3.5
 6.  Walgreen Co.                           3.0
 7.  Pfizer, Inc.                           2.5
 8.  Tiffany & Co.                          2.4
 9.  MGM Grand, Inc.                        2.3
10.  Safeway, Inc.                          2.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer & Related                     10.1
 2.  Financial Services                      8.7
 3.  Retail                                  8.2
 4.  Electronics/Semiconductors              7.6
 5.  Broadcast & Cable TV                    6.5

The prices of small company stocks are generally more volatile than the prices of large company stocks.
---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (1.0%)
     2,140   General Dynamics Corp. ............  $   170,430
                                                  -----------
             AUTOMOTIVE & RELATED (1.5%)
     4,740   Harley-Davidson Inc. ..............      257,430
                                                  -----------
             BANKING (5.7%)
     1,070   Bank Of New York...................      287,844
     7,055   Capital One Financial..............       57,727
    12,385   Citigroup Inc. ....................      625,195
                                                  -----------
                                                      970,766
                                                  -----------
             BROADCAST & CABLE TV (6.5%)
     7,385   *Clear Channel Communications......      375,970
     9,465   *Comcast Corp. CL A................      340,740
     5,140   *Cox Communications Inc. CL A......      215,416
     2,920   *USA Networks Inc. ................       79,745
     2,130   *Viacom Inc. Cl B..................       94,040
                                                  -----------
                                                    1,105,911
                                                  -----------
             BUSINESS SERVICES (1.2%)
     5,990   Manpower Inc. .....................      201,923
                                                  -----------
             COMPUTER & RELATED (10.1%)
     9,420   *AOL Time Warner Inc. .............      302,382
    10,755   *Cisco Systems Inc. ...............      194,773
     5,622   *Fiserv Inc. ......................      237,923
    11,840   *Nvidia Corp. .....................      792,095
     5,495   *Verisign Inc. ....................      209,030
                                                  -----------
                                                    1,736,203
                                                  -----------
             COMPUTER SOFTWARE (6.3%)
     4,505   *Microsoft Corp. ..................      298,456
     2,570   *Electronics Arts..................      154,072
    14,130   *Veritas Software Corp. ...........      633,448
                                                  -----------
                                                    1,085,976
                                                  -----------
             CONSUMER PRODUCTS (2.3%)
     3,250   Colgate-Palmolive Co. .............      187,688
     2,155   Mc Kesson HBOC Inc. ...............       80,597
     1,610   Procter & Gamble...................      127,399
                                                  -----------
                                                      395,684
                                                  -----------
             DRUGS/BIOTECHNOLOGY (5.3%)
     1,785   *Forest Laboratories Cl A..........      146,281
     4,045   Genetech Inc. .....................      219,441
     1,445   Lilly ELI & Co. ...................      113,490
    10,795   Pfizer Inc. .......................      430,181
                                                  -----------
                                                      909,393
                                                  -----------
             ELECTRICAL EQUIPMENT (1.3%)
     5,715   General Electric...................      229,057
                                                  -----------
             ELECTRONICS/SEMICONDUCTOR (7.6%)
     8,410   *Applied Materials Inc. ...........      337,241
     5,175   *Integrated Devices Tech...........      137,603
    11,765   *Maxim Integrated Products.........      617,780
     5,470   *Xilinx Inc. ......................      213,604
                                                  -----------
                                                    1,306,228
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ENTERTAINMENT & LEISURE (0.8%)
     6,915   Walt Disney Co. ...................  $   143,279
                                                  -----------
             FINANCIAL SERVICES (8.7%)
     8,740   *Concord EFS Inc. .................      286,496
     3,310   Fannie Mae.........................      263,145
     6,460   Goldman Sachs Group Inc. ..........      599,165
     5,480   MGIC Investment....................      338,225
                                                  -----------
                                                    1,487,031
                                                  -----------
             FOOD & RELATED (4.1%)
     3,095   Coca Cola Co. .....................      145,930
     1,304   Pepsico Inc. ......................       63,492
     9,130   *Safeway Inc. .....................      381,178
     4,520   Sysco Corp. .......................      118,514
                                                  -----------
                                                      709,114
                                                  -----------
             HOTEL & LODGING (3.0%)
    13,765   *MGM Grand Inc. ...................      397,396
     3,875   Starwood Hotels & Resorts..........      115,669
                                                  -----------
                                                      513,065
                                                  -----------
             INSURANCE (2.8%)
         2   *Berkshire Hathaway Inc. ..........      151,200
     2,570   Brown & Brown Inc. ................       70,161
       420   Hilb, Rogal & Hamilton Co. ........       23,541
     2,565   XL Capital Ltd. ...................      234,338
                                                  -----------
                                                      479,240
                                                  -----------
             INTERNET (0.8%)
     2,040   *Ebay Inc. ........................      136,476
                                                  -----------
             MEDICAL & RELATED (5.0%)
     6,675   *Apogent Technologies..............      172,215
     6,510   Medtronic Inc. ....................      333,377
     4,750   *Tenet Healthcare Corp. ...........      278,920
     2,520   *Zimmer Holdings Inc. .............       76,961
                                                  -----------
                                                      861,473
                                                  -----------
             OIL, ENERGY & NATURAL GAS (2.1%)
     3,505   Anadarko Petroleum Corp. ..........      199,259
     2,800   Schlumberger.......................      153,860
                                                  -----------
                                                      353,119
                                                  -----------
             RETAIL (8.2%)
       950   Home Depot.........................       48,460
     5,070   Nike Class B.......................      285,137
    13,125   Tiffany & Co. .....................      413,044
     2,790   Wal-Mart Stores Inc. ..............      160,565
    15,015   Walgreen Co. ......................      505,405
                                                  -----------
                                                    1,412,611
                                                  -----------
             SCHOOLS (0.5%)
     3,035   *Devry Inc. .......................       86,346
                                                  -----------
             SCIENTIFIC TECHNOLOGY (0.5%)
     2,025   *Waters Corp. .....................       78,469
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT (1.3%)
     8,580   *JDS Uniphase Corp. ...............  $    74,474
     5,800   *Sprint PCS Group..................      141,578
                                                  -----------
                                                      216,052
                                                  -----------
             TRANSPORTATION (1.6%)
    14,170   Southwest Airlines Co. ............      261,862
                                                  -----------
             UTILITIES (1.1%)
     4,305   El Paso Corp. .....................      192,046
                                                  -----------
             TOTAL U.S. COMMON STOCKS (89.3%)
              (COST $15,294,560)................  $15,299,184
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (3.6%)
             DIVERSIFIED MANUFACTURING (1.5%)
     4,270   Tyco International.................  $   251,503
                                                  -----------
             INSURANCE (2.1%)
     5,270   ACE Ltd. ..........................      211,591
     1,510   Renaissancere Holdings.............      144,054
                                                  -----------
                                                      355,645
                                                  -----------
             BRITISH (0.2%)
             SEMICONDUCTOR (0.2%)
     6,163   *ARM Holding.......................       32,201
                                                  -----------
             CANADA (1.9%)
             HOTELS & LODGING (1.0%)
     3,595   Four Seasons Hotels Inc. ..........      168,102
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.9%)
     6,264   *Pancanadian Energy................      162,064
                                                  -----------
             EUROPEAN (0.4%)
             BUSINESS SERVICES (0.4%)
     6,338   *Vedior NV.........................       76,021
                                                  -----------
             ISRAEL (0.2%)
             COMPUTER & RELATED (0.2%)
       680   *Check Point Software..............       27,125
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (6.3%)
              (COST $1,022,071).................  $ 1,072,661
                                                  -----------
             TOTAL COMMON STOCKS (95.6%) (COST
              $16,316,631)......................  $16,371,845
                                                  -----------

   FACE                                               MARKET
  AMOUNT                LONG-TERM NOTES               VALUE
-------------------------------------------------------------
             COMMUNICATIONS (0.7%)
$   40,000   American Tower Corp. 9.375%
              02/01/09.............................  $ 32,400
   110,000   SBA Communications Corp. 10.250%
              02/01/09.............................    94,600
                                                     --------
             TOTAL LONG-TERM NOTES (0.7%) (COST
              $144,380)............................  $127,000
                                                     --------

   FACE                                              MARKET
  AMOUNT             CONVERTIBLE DEBENTURES           VALUE
------------------------------------------------------------
             FINANCIAL SERVICES (0.2%)
$   40,000   E*Trade Convertible 6.000% due
              2/01/07..............................  $32,850
                                                     -------
             TOTAL CONVERTIBLE DEBENTURES (0.2%)
              (COST $33,194).......................  $32,850
                                                     -------

   FACE                                               MARKET
  AMOUNT                SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (2.9%)
$  500,000   *Prudential Funding Corp. 0.000% due
              1/2/2002.............................  $499,976
                                                     --------
             TOTAL SHORT-TERM NOTES (2.9%) (COST
              $499,976)............................  $499,976
                                                     --------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (0.3%)
$   54,000   Firstar 1.250% 01/02/02 Repurchase
              price $54,004 Collateralized by
              FHLMC Market Value: $55,080 Face
              Value: $60,052 Due: 05/01/2016
              Interest: 6.000%..................  $    54,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (0.3%)
              (COST $54,000)....................  $    54,000
                                                  -----------
             TOTAL HOLDINGS (99.7%) (COST
              $17,048,181) (a)..................  $17,085,671
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.3%)................       39,207
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $17,124,878
                                                  ===========

---------------

    *  Non-income producing securities.
  (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $243,894.
       See note 1.
  ADR (American depository receipt) represents ownership of foreign securities.
  PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $17,048,181).............  $17,085,671
  Cash......................................          805
  Receivable for securities sold............       60,556
  Receivable for fund shares sold...........       31,341
  Dividends & accrued interest receivable...       12,339
  Other.....................................           74
                                              -----------
    Total assets............................   17,190,786
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       27,417
  Payable for investment management services
    (note 3)................................       11,428
  Other accrued expenses....................       27,063
                                              -----------
    Total liabilities.......................       65,908
                                              -----------
Net assets at market value..................  $17,124,878
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,967,168
  Paid-in capital in excess of par value....   28,676,397
  Accumulated net realized loss on
    investments.............................  (14,552,442)
  Net unrealized appreciation on
    investments.............................       37,490
  Distributions in excess of net investment
    income..................................       (3,735)
                                              -----------
Net assets at market value..................  $17,124,878
                                              ===========
Shares outstanding (note 4).................    2,967,168
Net asset value per share...................  $      5.77
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    154,309
  Dividends (net of withholding tax of
    $1,034).................................        67,937
                                              ------------
    Total investment income.................       222,246
                                              ------------
Expenses:
  Management fees (note 3)..................       147,379
  Custodian fees (note 3)...................         6,000
  Directors' fees (note 3)..................           683
  Professional fees.........................         8,039
  Accounting and transfer agent fees (note
    3)......................................        18,030
  Printing fees.............................         3,954
  Filing fees...............................         1,282
  Conversion expense (note 3)...............         4,686
  Other.....................................           624
                                              ------------
    Total expenses..........................       190,677
                                              ------------
    Net investment income...................        31,569
                                              ------------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments.............................   (10,625,264)
    Foreign currency related transactions...        51,289
  Change in unrealized appreciation
    (depreciation) on investments...........     2,682,953
                                              ------------
      Net loss on investments...............    (7,891,022)
                                              ------------
      Net decrease in net assets from
         operations.........................  $ (7,859,453)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                  2001           2000
                                                              ------------    -----------
From operations:
  Net investment income (loss)..............................  $     31,569    $    (2,039)
  Realized loss on investments and forward currency
    transactions............................................   (10,573,975)    (1,384,338)
  Unrealized appreciation (depreciation) on investments.....     2,682,953     (7,056,228)
                                                              ------------    -----------
      Net decrease in assets from operations................    (7,859,453)    (8,442,605)
                                                              ------------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (31,569)             0
  Dividends paid in excess of net investment income.........       (53,944)             0
  Return of capital.........................................      (112,394)             0
                                                              ------------    -----------
      Total dividends and distributions.....................      (197,907)             0
                                                              ------------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................     4,500,906     11,650,603
  Received from shares reinvested...........................       197,907              0
  Paid for shares redeemed..................................    (3,536,990)    (2,511,663)
                                                              ------------    -----------
      Increase in net assets derived from capital share
       transactions.........................................     1,161,823      9,138,940
                                                              ------------    -----------
         Increase (decrease) in net assets..................    (6,895,537)       696,335
Net Assets:
  Beginning of period.......................................    24,020,415     23,324,080
                                                              ------------    -----------
  End of period (a).........................................  $ 17,124,878    $24,020,415
                                                              ============    ===========
(a) Includes distributions in excess of net investment
  income of.................................................  $     (3,735)   $         0
                                                              ============    ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------
                                                               2001       2000       1999      1998      1997
                                                              -------    -------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $  8.57    $ 11.79    $11.15    $11.09    $10.03
Income (loss) from investment operations:
  Net investment income (loss)..............................     0.01       0.00     (0.03)    (0.01)    (0.05)
  Net realized & unrealized gain (loss) on investments......    (2.74)     (3.22)     0.67      0.88      1.29
                                                              -------    -------    ------    ------    ------
    Total income (loss) from investment operations..........    (2.73)     (3.22)     0.64      0.87      1.24
                                                              -------    -------    ------    ------    ------
  Less distributions:
    Dividends from net investment income....................    (0.01)      0.00      0.00      0.00     (0.14)
    Dividends paid in excess of net investment income.......    (0.02)      0.00      0.00      0.00      0.00
    Distributions from net realized capital gains...........     0.00       0.00      0.00     (0.81)    (0.04)
    Return of capital.......................................    (0.04)      0.00      0.00      0.00      0.00
                                                              -------    -------    ------    ------    ------
      Total distributions...................................    (0.07)      0.00      0.00     (0.81)    (0.18)
                                                              -------    -------    ------    ------    ------
Net asset value, end of period..............................  $  5.77    $  8.57    $11.79    $11.15    $11.09
                                                              =======    =======    ======    ======    ======
Total return................................................   (31.82)%   (27.31)%    5.76%     7.84%    12.53%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.04%      0.98%     0.95%     0.94%     0.97%
  Ratio of net investment income (loss) to average net
    assets..................................................     0.17%     (0.01)%   (0.32)%   (0.09)%   (0.40)%
Portfolio turnover rate.....................................      111%       160%      241%      203%      193%
Net assets at end of period (millions)......................  $  17.1    $  24.0    $ 23.3    $ 26.4    $ 19.9

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 2001

TOTAL RETURN:

One-year                                    -39.50%
Three-year                                    1.01%
Since inception (1/3/97)                      1.68%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Deteriorating economic conditions and the tragic events of September 11th created a challenging environment for stocks in 2001. During the year ended December 31, 2001, the Ohio National Core Growth Portfolio declined (39.50)% versus the Russell 3000 Index decline of (11.46)% for the same period.

In a year marked by tragedy and economic distress, many investors were only too happy to bid farewell to 2001. During the year, the markets were generally hampered by a deceleration in business activity, slumping economic conditions and overall uncertainty. Based on data released throughout the year, investors were expecting to see markets bottom and turn the corner toward more positive trends. Month after month, however, markets floundered between positive and negative news. While downward pressure had previously been limited to the technology sector, investors lost interest in equities of all kinds as earnings disappointments and layoffs weighed on markets.

Just when more consistent signs of recovery were beginning to emerge, the devastating terrorist attacks of September 11th undermined markets and dashed the hopes for a turnaround in 2001. With help from a fourth quarter surge, most major indexes did regain the losses sustained immediately following the attacks, although the sustainability of this rally remained in question as the year drew to a close. While usually working in favor of economic stabilization, low inflation, aggressive monetary easing, tax rebates, and low energy prices, did little to sway the stubborn that dominated equity markets during 2001.

While most of the past year has been spent trying to manage a difficult economic environment, the past few months have featured an effort to capture the turnaround in stock market activity. While our large exposure to the defensive health care sector helped cushion losses during the trying times throughout the year, it worked against us later in the year, as these issues did not perform as favorably as more economically sensitive stocks, such as those in the technology sector. While we spent the better part of the year working to reduce our exposure to stocks with significant earnings risk, we had to work quickly toward the end of the year to reposition the portfolio to benefit from the improving economic climate. This partially explains why the portfolio lagged the Russell Midcap Growth Index which returned (20.16)% for the year ended December 31, 2001. Additionally, while our investment strategy focuses on higher growth rate companies that typically carry higher P/E ratios, these issues under performed lower valuation stocks during the year, an unusual occurrence given the market climate. In response to a more optimistic outlook for market dynamics in the months ahead, we reduced our holdings in the health care sector, while adding names in the technology area.

While a great deal of uncertainty remains regarding the economic outlook, we are encouraged by the resilience of U.S. markets, which have rebounded since the terrorist attacks and held their own despite weakening economic conditions and the war in Afghanistan. Although it is difficult to determine if the recession has run its full course, some encouraging signs have emerged, including decreasing initial jobless claims and rising stock prices. Furthermore, a recent report from the Conference Board showed the Index of Leading Economic Indicators posting better than expected results. This may indicate that the recession is winding down and we could be seeing an uptick in economic activity as early as the first half of next year. Going forward, we believe there must be an increase in business and consumer spending, a revival of new hiring and positive earnings reports to start the economy on a more sustained road to recovery. We look ahead to 2002 with optimism that the worst is behind us and signs of renewed growth will soon return to the marketplace.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                              CORE GROWTH PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)                RUSSELL 3000
                                                              --------------------------------             ------------
1/97                                                                    $   10000                         $    10000
                                                                            10080                              11776
'97                                                                        9691.9                            13169.1
                                                                          11069.1                            15145.8
'98                                                                       10546.7                              16312
                                                                          12823.7                              18165
'99                                                                       21615.6                            21959.7
                                                                          26319.2                            22168.3
'00                                                                       17968.1                            20312.9
                                                                          13174.2                            19069.7
'01                                                                         10870                            17984.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Tyco International, Ltd.               2.9
 2.  Dell Computer Corp.                    2.4
 3.  Intel Corp.                            2.4
 4.  Apollo Group, Inc.                     2.3
 5.  Concord EFS, Inc.                      2.2
 6.  Pfizer, Inc.                           2.0
 7.  Fed Home Loan Mtg. Corp.               2.0
 8.  Varian Medical Systems, Inc.           2.0
 9.  Omnicom Group                          2.0
10.  Gemstar-TV Guide Int'l Inc.            1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Electronics/Semiconductors             15.4
 2.  Computer Software                      12.3
 3.  Drugs/Biotechnology                    11.6
 4.  Medical & Related                      11.0
 5.  Computer & Related                      8.8

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ADVERTISING (2.0%)
     4,300   Omnicom Group......................  $   384,205
                                                  -----------
             BUSINESS SERVICES (3.8%)
     2,000   *Choice Point Inc. ................      101,380
    12,600   *Concord EFS Inc. .................      413,028
     5,800   *Corporate Executive Board Co. ....      212,860
                                                  -----------
                                                      727,268
                                                  -----------
             COMPUTER & RELATED (8.8%)
     5,600   *Bisys Group Inc. .................      358,344
     8,800   *Brocade Communications............      291,456
     6,100   *Citrix Systems Inc. ..............      138,226
    16,500   *Dell Computer.....................      448,470
     5,500   *Emulex Corp. .....................      217,305
     3,600   *Intrado Inc. .....................       96,480
     6,400   *Riverstone Networks Inc. .........      106,240
                                                  -----------
                                                    1,656,521
                                                  -----------
             COMPUTER SOFTWARE (12.3%)
     9,800   *Agile Software Corp. .............      168,756
     4,600   *Electronic Arts...................      275,770
     4,200   *JDA Software Group Inc. ..........       93,870
     2,900   *Microsoft Corp. ..................      192,125
     4,700   *Netiq Corp. ......................      165,722
     5,300   *Numerical Technologies............      186,560
     8,200   *Quest Software Inc. ..............      181,302
     8,800   *Retek Inc. .......................      262,856
     8,400   *Siebel Systems Inc. ..............      235,032
    10,000   *Tibco Software....................      149,300
     9,500   *Vastera Inc. .....................      157,795
     6,841   *Verisign Inc. ....................      260,232
                                                  -----------
                                                    2,329,320
                                                  -----------
             DRUGS/BIOTECHNOLOGY (11.6%)
     3,300   *Amgen.............................      186,252
     5,700   *Celgene Corp. ....................      181,944
     1,100   *Cephalon Inc. ....................       83,144
     2,200   *Enzon Inc. .......................      123,816
     2,400   *Forest Laboratories...............      196,680
     3,200   Johnson & Johnson Co. .............      189,120
     3,600   *IDEC Pharmaceuticals..............      248,148
     3,900   *Integra Lifesciences Holding......      102,726
     3,800   *Invitrogen Corp. .................      235,334
     2,333   *King Pharmaceuticals Inc. ........       98,289
     9,500   Pfizer Inc. .......................      378,575
     4,500   *Techne Corp. .....................      165,825
                                                  -----------
                                                    2,189,853
                                                  -----------
             EDUCATION (2.3%)
     9,500   *Apollo Group Inc. ................      427,595
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (15.4%)
     3,700   *Broadcom Corp. ...................      151,219
     3,700   *L-3 Communications Holdings.......      333,000
    14,200   Intel Corp. .......................      446,590
     4,500   *Intersil Corporation..............      145,125
     7,400   *Kulicke & Soffa Industries........      126,910

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ELECTRONICS/SEMICONDUCTORS (CONTINUED)
     4,400   *Lam Research Corp. ...............  $   102,168
     7,200   *Microchip Technology..............      278,928
     1,900   *Novellus Systems Inc. ............       74,955
     4,400   *Nvidia Corp. .....................      294,360
     5,700   *Qlogic Corporation................      253,707
     5,400   *RF Micro Devices Inc. ............      103,842
     4,600   *Semtech Corp. ....................      164,174
     7,200   *Silicon Labs......................      242,712
     6,700   Texas Instruments..................      187,600
                                                  -----------
                                                    2,905,290
                                                  -----------
             FINANCIAL SERVICES (2.0%)
     5,800   Federal Home Loan Mtg. Corp. ......      379,320
                                                  -----------
             INSTRUMENTS/CONTROL (2.9%)
     9,500   *Bruker Daltonics Inc. ............      155,325
     4,200   *Mettler-Toledo Intl...............      217,770
     5,200   Perkin Elmer Inc. .................      182,104
                                                  -----------
                                                      555,199
                                                  -----------
             INSURANCE (2.1%)
     2,400   American International Group.......      190,560
     1,800   *Wellpoint Health Networks.........      210,330
                                                  -----------
                                                      400,890
                                                  -----------
             INTERNET & RELATED (0.4%)
     6,100   *Earthlink Inc. ...................       74,237
                                                  -----------
             MEDIA (2.7%)
    13,200   *Gemstar-TV Guide Intl. Inc. ......      365,640
     4,100   *Macrovision Corp. ................      144,402
                                                  -----------
                                                      510,042
                                                  -----------
             MEDICAL & RELATED (11.0%)
     5,300   *Accredo Health Inc. ..............      210,410
     4,700   *Advance PCS.......................      137,945
     7,500   Biomet Inc. .......................      231,750
     5,400   *Community Health Systems..........      137,700
    13,000   *Cytyc Corp. ......................      339,300
     3,700   *Express Scripts Inc. .............      173,012
     3,500   *Laboratory Corp. of America.......      282,975
     2,700   *United Health Group Inc. .........      191,079
     5,200   *Varian Medical Systems Inc. ......      370,552
                                                  -----------
                                                    2,074,723
                                                  -----------
             OIL, ENERGY & NATURAL GAS (1.3%)
     9,500   *Hanover Compressor Co. ...........      239,970
                                                  -----------
             RESTAURANTS (0.8%)
     4,200   *Cheesecake Factory................      146,034
                                                  -----------
             RETAIL (5.4%)
     9,700   *Bed Bath and Beyond Inc. .........      328,830
     4,600   *Copart Inc. ......................      167,302
     5,000   Home Depot.........................      255,050
     4,700   *Too Inc. .........................      129,250
     3,200   *Whole Foods Market Inc. ..........      139,392
                                                  -----------
                                                    1,019,824
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             SCHOOLS (1.9%)
     5,800   *Career Education Corp. ...........  $   198,824
     3,900   *Corinthian Colleges Inc. .........      159,471
                                                  -----------
                                                      358,295
                                                  -----------
             SCIENTIFIC TECHNOLOGY (1.0%)
     5,100   *Waters Corp. .....................      197,625
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (3.9%)
     9,700   *Polycom Inc. .....................      330,479
     3,100   *Powerwave Technologies............       53,568
     6,200   *Triton PCS Holdings...............      181,970
     5,800   *Utstarcom Inc. ...................      165,300
                                                  -----------
                                                      731,317
                                                  -----------
             TOTAL U.S. COMMON STOCKS (91.6%)
              (COST $15,966,809)................  $17,307,528
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (2.9%)
             DIVERSIFIED MANUFACTURING (2.9%)
     9,200   Tyco International Ltd. ...........  $   541,880
                                                  -----------
             FINLAND (1.2%)
             TELECOMMUNICATIONS & CELLULAR (1.2%)
     9,400   Nokia Corp. ADR A..................      230,582
                                                  -----------
             ISRAEL (0.2%)
             COMPUTER & RELATED (0.2%)
     1,100   *Check Point Software Tech.........       43,878
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             TOTAL FOREIGN COMMON STOCKS (4.3.%)
              (COST $700,800)...................  $   816,340
                                                  -----------
             TOTAL COMMON STOCKS (95.9%) (COST
              $16,667,609)......................  $18,123,868
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (12.0%)
$2,268,000   Firstar Bank 1.250% 01/02/02
              Repurchase price $2,268,155
              Collateralized by FHLMC Market
              Value: $2,313,366 Face Value:
              $2,522,193 Due: 05/01/2016
              Interest: 6.000%..................  $ 2,268,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (12.0%)
              (COST $2,268,000).................  $ 2,268,000
                                                  -----------
             TOTAL HOLDINGS (107.9%) (COST
              $18,935,609) (a)..................  $20,391,868
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-7.9%)...............   (1,499,595)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $18,892,273
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $120,235.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $16,667,609).............  $18,123,868
  Investments in repurchase agreements at
    cost....................................    2,268,000
  Cash......................................           42
  Receivable for securities sold............      352,796
  Receivable for fund shares sold...........        6,322
  Dividends & accrued interest receivable...        1,054
  Other.....................................           38
                                              -----------
    Total assets............................   20,752,120
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,733,719
  Payable for fund shares redeemed..........       87,266
  Payable for investment management services
    (note 3)................................       15,326
  Other accrued expenses....................       23,536
                                              -----------
    Total liabilities.......................    1,859,847
                                              -----------
Net assets at market value..................  $18,892,273
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,651,687
  Paid-in capital in excess of par value....   35,104,449
  Accumulated net realized loss on
    investments.............................  (20,320,122)
  Net unrealized appreciation on
    investments.............................    1,456,259
                                              -----------
Net assets at market value..................  $18,892,273
                                              ===========
Shares outstanding (note 4).................    2,651,687
Net asset value per share...................  $      7.12
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $     46,857
  Dividends.................................        21,270
                                              ------------
    Total investment income.................        68,127
                                              ------------
Expenses:
  Management fees (note 3)..................       214,860
  Custodian fees (note 3)...................         6,324
  Directors' fees (note 3)..................         1,000
  Professional fees.........................         8,155
  Accounting and transfer agent fees (note
    3)......................................        21,131
  Printing fees.............................         6,501
  Filing fees...............................         1,710
  Conversion expense (note 3)...............         7,119
  Other.....................................           493
                                              ------------
    Total expenses..........................       267,293
                                              ------------
    Net investment loss.....................      (199,166)
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (20,211,101)
  Change in unrealized appreciation
    (depreciation) on investments...........     6,585,075
                                              ------------
      Net loss on investments...............   (13,626,026)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(13,825,192)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment loss.......................................  $   (199,166)   $   (313,531)
  Realized gain (loss) on investments.......................   (20,211,101)      5,817,117
  Unrealized appreciation (depreciation) on investments.....     6,585,075     (15,239,184)
                                                              ------------    ------------
      Net decrease in assets from operations................   (13,825,192)     (9,735,598)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Capital gains distributions...............................      (110,159)     (6,194,903)
  Return of capital.........................................       (83,837)              0
                                                              ------------    ------------
      Total dividends and distributions.....................      (193,996)     (6,194,903)
From capital share transactions (note 4):
  Received from shares sold.................................     6,026,624      20,474,980
  Received from dividends reinvested........................       193,996       6,194,903
  Paid for shares redeemed..................................    (9,716,337)     (5,794,676)
                                                              ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (3,495,717)     20,875,207
                                                              ------------    ------------
         Increase (decrease) in net assets..................   (17,514,905)      4,944,706
Net Assets:
  Beginning of period.......................................    36,407,178      31,462,472
                                                              ------------    ------------
  End of period.............................................  $ 18,892,273    $ 36,407,178
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001       2000       1999       1998     1997*
                                                              -------    -------    -------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 11.90    $ 16.98    $ 10.54    $ 9.68    $10.00
Income (loss) from investment operations:
  Net investment loss.......................................    (0.08)     (0.14)     (0.10)    (0.06)    (0.02)
  Net realized & unrealized gain (loss) on investments......    (4.63)     (2.51)     11.05      0.92     (0.30)
                                                              -------    -------    -------    ------    ------
    Total income (loss) from investment operations..........    (4.71)     (2.65)     10.95      0.86     (0.32)
                                                              -------    -------    -------    ------    ------
Less distributions:
  Distributions from net realized capital gains.............    (0.04)     (2.43)     (4.51)     0.00      0.00
  Return of Capital.........................................    (0.03)      0.00       0.00      0.00      0.00
                                                              -------    -------    -------    ------    ------
Net asset value, end of period..............................  $  7.12    $ 11.90    $ 16.98    $10.54    $ 9.68
                                                              =======    =======    =======    ======    ======
Total return................................................   (39.50)%   (16.87)%   104.95%     8.82%    (3.08)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.18%      1.09%      1.06%     1.13%     1.11%(a)
  Ratio of net investment loss to average net assets........    (0.88)%    (0.75)%    (0.75)%   (0.62)%   (0.18)%(a)
Portfolio turnover rate.....................................      208%       146%       264%      134%       65%
Net assets at end of period (millions)......................  $  18.9    $  36.4    $  31.5    $ 11.8    $  9.5

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
  *  Commenced operations on January 3, 1997.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF DECEMBER 31, 2001

TOTAL RETURN:

One-year                                    -12.84%
Three-year                                    9.00%
Since inception (1/3/97)                     13.64%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National Growth & Income Portfolio declined (12.84)% versus the Russell Midcap Growth Index decline of (20.16)% for the same period.

In managing the Portfolio, we seek broad diversification across both positions and sectors and emphasize stocks that trade at reasonable valuations. This strategy has led to a successful long-term record of second-quartile performance in most mid-cap growth peer groups. Our investment process can also lead to short periods of under performance, however, particularly when the volatile Russell Midcap Growth Index spikes upward, as it did last quarter. We think it is valuable to remind investors that we are looking to achieve consistent long-term investment results.

At the portfolio level, we entered the fourth quarter with approximately 20% of the Portfolio invested in technology, against a 26% technology weighting in the benchmark. Within technology we were broadly diversified, but with a tilt toward software companies. We sensed that software's earnings streams would be more durable than many hardware technology companies, particularly throughout a recessionary environment. From a valuation perspective, we saw a number of high-quality software companies that were trading at one to two times revenues, historic lows for these businesses. Finally, we saw a persistent inventory overhang in hardware that did not exist on the software side of the market. In general, this thesis proved correct; we achieved strong performance from such companies as Check Point Software Technologies Ltd., Siebel Systems, Inc., and NetIQ Corporation.

We recognized positive returns from our health care positions. Although we had owned a number of health care services stock in the first half of the year, we tended to trim many of them as they ran up in price and valuation. Toward the end of the year, we increased our biotechnology exposure. We see large-cap pharmaceutical companies with big holes in their product and drug pipelines, looking to the biotech community for a flow of ideas and products and almost an outsourced research and development department. Bristol-Myers Squibb Corporation's intention to purchase a stake in ImClone Systems Incorporated announced in September 2001 is a likely first of more strategic partnerships/acquisition deals to come. Furthermore, we see more budget money flowing to the Food and Drug Administration (FDA), and the Bush administration has announced a new head of the FDA, which should help accelerate new biotech product approval. Finally, many of these stocks were trading at historically attractive valuations in the second half of this year. We achieved strong performance from a number of positions, including Millenium Pharmaceuticals, Inc., Protein Design Labs, Inc., Abgenix, Inc., and MedImmune, Inc.

We achieved generally positive results from consumer-related names in the fourth quarter. Unfortunately, we did not own enough of them, at least compared with the benchmark. This underweighting hurt our relative performance. Long-held positions such as Office Depot, Inc. continued to produce solid returns, as did Hotel Reservations Network, Inc., despite the correction in that stock around the September 11th events. We also recognized strong performance from Cendant Corporation, which owns a collection of travel-related businesses, including Avis and various hotel franchises. Cendant enjoyed strong positive cash flows and was trading at around 13 times next year's earnings when we began purchasing it. We see it as a great way to play an early-cycle economic recovery.

Looking forward, we continue to invest the Portfolio with an eye toward recovery from the recession. Although it is difficult to pinpoint, we believe we will see recovery in 2002 and we know from experience that stocks move well in advance of actual recovery. We continue to run the Portfolio in a diversified manner, mindful of benchmark sector weightings but not hostage to them. As small- and mid-cap stocks continue to outperform large-cap stocks, we are optimistic that we can continue to build positively in 2002 on our long-term record.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               Growth & Income Portfolio (Commenced operations January 3, 1997)
1/97                                                                                                                $    10000
                                                                                                                         11334
'97                                                                                                                    13657.5
                                                                                                                       14452.3
'98                                                                                                                    14625.8
                                                                                                                       17752.8
'99                                                                                                                    23730.1
                                                                                                                       23891.5
'00                                                                                                                    21762.7
                                                                                                                       21401.5
'01                                                                                                                    18940.3

                                                                   Russell MidCap Growth
1/97                                                                          $    10000
                                                                                   11054
'97                                                                              12253.4
                                                                                 13707.8
'98                                                                              14442.6
                                                                                   16492
'99                                                                              21851.9
                                                                                 24504.7
'00                                                                              19285.2
                                                                                 16783.9
'01                                                                              15397.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Viewpoint Corp.                        2.3
 2.  Alliant Techsystems, Inc.              2.2
 3.  Clayton Homes, Inc.                    2.0
 4.  Charter Communications                 1.6
 5.  Int'l Flavors & Fragrance              1.6
 6.  Medimmune, Inc.                        1.5
 7.  Perkinelmer, Inc.                      1.5
 8.  Intuit, Inc.                           1.5
 9.  Office Depot                           1.4
10.  Foot Locker, Inc.                      1.4

 TOP 5 EQUITY INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer Software                       9.1
 2.  Oil, Energy and Natural Gas             7.5
 3.  Drugs/Biotechnology                     5.4
 4.  Computer & Related                      5.2
 5.  Telecommunications & Cellular           4.6

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (3.1%)
    29,400   *Alliant Techsystems Inc..........  $  2,269,680
    18,000   Lockheed Martin Corp..............       840,060
                                                 ------------
                                                    3,109,740
                                                 ------------
             BANKING (2.0%)
    27,500   BB&T Corp.........................       993,025
    40,000   Pacific Century Financial Corp....     1,035,600
                                                 ------------
                                                    2,028,625
                                                 ------------
             BROADCAST TV & RADIO (2.5%)
   101,100   *Charter Communications Inc. CL
              A................................     1,661,073
    35,000   *Hispanic Broadcasting Corp.......       892,500
                                                 ------------
                                                    2,553,573
                                                 ------------
             BUILDING & CONSTRUCTION (1.8%)
    18,500   Centex Corp.......................     1,056,165
    17,300   Lennar Corp.......................       809,986
                                                 ------------
                                                    1,866,151
                                                 ------------
             BUSINESS SERVICES (1.3%)
    70,000   *Cendant Corp.....................     1,372,700
                                                 ------------
             CHEMICALS (2.4%)
    16,500   Ashland Inc.......................       760,320
    55,000   Int'l Flavors & Fragrance.........     1,634,050
                                                 ------------
                                                    2,394,370
                                                 ------------
             COMPUTER & RELATED (5.2%)
   186,400   *Auspex Systems Inc...............       335,520
    40,000   Hewlett Packard Co................       821,600
   115,000   *I2 Technologies Inc..............       908,500
    16,500   *Lexmark Intl Group Inc...........       973,500
    29,200   *Sabre Group Holdings                  1,236,620
    65,000   Symbol Technologies Inc...........     1,032,200
                                                 ------------
                                                    5,307,940
                                                 ------------
             COMPUTER SOFTWARE (9.1%)
    27,500   Adobe Systems Inc.................       853,875
   335,000   *Ascential Software Corp..........     1,356,750
    17,500   *Electronic Arts..................     1,049,125
    35,000   *Intuit Inc.......................     1,497,300
    27,500   *NetIQ Corp.......................       969,650
    47,000   *Network Associates Inc...........     1,214,950
   345,000   *Viewpoint Corp...................     2,349,450
                                                 ------------
                                                    9,291,100
                                                 ------------
             CONSUMER PRODUCTS (0.9%)
    23,400   Alberto-Culver Co. CL A...........       914,706
                                                 ------------
             DRUGS/BIOTECHNOLOGY (5.4%)
    32,500   *Abgenix Inc......................     1,093,300
    20,000   Imclone Systems...................       929,200
    16,000   *Invitrogen Corp..................       990,880
    50,000   *Ivax Corp........................     1,007,000
    33,000   *Medimmune Inc....................     1,529,550
                                                 ------------
                                                    5,549,930
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (3.8%)
    70,000   *Advanced Micro Devices...........     1,110,200

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             ELECTRONICS/SEMICONDUCTORS (CONTINUED)
    42,500   Perkinelmer Inc...................  $  1,488,350
    32,500   *Waters Corp......................     1,259,375
                                                 ------------
                                                    3,857,925
                                                 ------------
             FINANCIAL SERVICES (4.3%)
   115,000   *E*Trade Group Inc................     1,178,750
    18,500   H & R Block.......................       826,950
    26,250   *Investment Technology Group......     1,025,588
    30,000   Union Planters Corp...............     1,353,900
                                                 ------------
                                                    4,385,188
                                                 ------------
             FOOD & RELATED (3.2%)
    40,400   *Aramark Worldwide Corp...........     1,086,760
    80,000   Archer Daniels-Midland Co.........     1,148,000
    20,000   Coors (Adolph)....................     1,068,000
                                                 ------------
                                                    3,302,760
                                                 ------------
             FORESTRY & PAPER PRODUCTS (1.0%)
    20,000   Willamette Industries.............     1,042,400
                                                 ------------
             HOUSING & RELATED (2.0%)
   120,000   Clayton Homes Inc.................     2,052,000
                                                 ------------
             INSURANCE SERVICES (2.3%)
    50,000   Fidelity National Financial
              Inc..............................     1,240,000
    20,000   Loews Corp........................     1,107,600
                                                 ------------
                                                    2,347,600
                                                 ------------
             MACHINERY (1.7%)
    12,000   Illinois Tool Works...............       812,640
    20,000   The Stanley Works.................       931,400
                                                 ------------
                                                    1,744,040
                                                 ------------
             MEDICAL & RELATED (2.7%)
    40,000   *Applera Corp.-Celera Genomics....     1,067,600
    48,400   *Endocardial Solutions Inc........       256,520
    23,500   *Genzyme..........................     1,406,710
                                                 ------------
                                                    2,730,830
                                                 ------------
             METALS & MINING (1.2%)
    45,000   Engelhard Corp....................     1,245,600
                                                 ------------
             OFFICE EQUIPMENT (1.8%)
    26,000   Diebold...........................     1,051,440
    75,000   Xerox Corp........................       781,500
                                                 ------------
                                                    1,832,940
                                                 ------------
             OIL, ENERGY & NATURAL GAS (7.5%)
    22,000   Apache Corp.......................     1,097,360
    30,000   *BJ Services......................       973,500
    30,000   Devon Energy Corp.................     1,159,500
    46,000   Dynegy Inc........................     1,173,000
    44,000   GlobalSantaFe.....................     1,254,880
    35,000   *Noble Drilling Corp..............     1,191,400
    40,000   Ocean Energy Inc..................       768,000
                                                 ------------
                                                    7,617,640
                                                 ------------
             REAL ESTATE (1.3%)
    45,000   Equity Office Properties..........     1,353,600
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (9.2%)
    45,000   *Abercrombie & Fitch..............  $  1,193,850
    26,000   *Federated Dept. Stores...........     1,063,400
    90,700   *Foot Locker Inc..................     1,419,455
    80,000   *Office Depot.....................     1,483,200
    29,000   *O'Reilly Automotive Inc..........     1,057,630
    35,000   Radioshack Corp...................     1,053,500
    25,000   TJX Cos. Inc......................       996,500
    42,500   *TOO Inc..........................     1,168,750
                                                 ------------
                                                    9,436,285
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (4.6%)
   195,000   *ADC Telecommunications Inc.......       897,000
    50,000   Motorola Inc.                            751,000
 1,425,000   *Primus Telecom. Group Inc........       926,250
    37,500   *Utstarcom Inc....................     1,068,750
    80,000   Worldcom Inc. MCI Group...........     1,016,000
                                                 ------------
                                                    4,659,000
                                                 ------------
             TRANSPORTATION & EQUIPMENT (2.4%)
    52,500   *Continental Airlines CL B........     1,376,025
    58,700   Norfolk Southern Co...............     1,075,971
                                                 ------------
                                                    2,451,996
                                                 ------------
             UTILITIES (1.1%)
    65,000   *Calpine Corp.....................     1,091,350
                                                 ------------
             TOTAL U.S. COMMON STOCKS (83.8%)
              (COST $80,187,724)...............  $ 85,539,989
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             ISRAEL (0.8%)
             COMPUTER SOFTWARE (0.8%)
    20,000   *Check Point Software
              Technologies.....................  $    797,800
                                                 ------------
             KOREA (0.7%)
             TELECOMMUNICATIONS (0.7%)
    35,200   SK Telecom Co. ...................       761,024
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (1.5%)
              (COST $1,420,613)................  $  1,558,824
                                                 ------------
             TOTAL COMMON STOCKS (85.3%) (COST
              $81,608,337).....................  $ 87,098,813
                                                 ------------

                                                    MARKET
  SHARES              PREFERRED STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (0.5%)
     4,000   *Northrup Grumman Corp. Conv. ....  $    445,600
                                                 ------------
             TELECOMMUNICATIONS (0.8%)
    32,700   Sprint Corp. Conv.................       830,907
                                                 ------------
             TOTAL PREFERRED STOCKS (1.3%)
              (COST $1,217,500)................  $  1,276,507
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             COMMUNICATIONS & MEDIA (1.2%)
$1,000,000   Allegiance Telecom Inc. 12.875%
              05/15/08.........................  $    745,000
 1,000,000   Level 3 Communications 9.125%
              05/01/08.........................       475,000
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (1.2%) (COST $1,284,147).........  $  1,220,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             COMMUNICATIONS & MEDIA (1.1%)
$1,250,000   Echostar Communications (144A)
              5.750% 05/15/08..................  $  1,126,563
                                                 ------------
             COMPUTER & RELATED (0.9%)
 1,000,000   Check Point Systems Inc. 5.250%
              11/01/05.........................       936,250
                                                 ------------
             DRUGS/BIOTECHNOLOGY (0.5%)
   500,000   Cephalon, Inc. (144A) 2.500%
              12/15/06.........................       545,624
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (0.9%)
 1,000,000   LAM Research Corp. (144A) 4.000%
              06/01/06.........................       898,750
                                                 ------------
             TELECOMMUNICATIONS (0.7%)
   750,000   Nextel Communications, Inc. 4.750%
              07/01/07.........................       573,750
   500,000   Primus Telecom. Group 12.750%
              10/15/09.........................        87,500
                                                 ------------
                                                      661,250
                                                 ------------
             TOTAL CONVERTIBLE DEBENTURES
              (4.1%) (COST $4,010,803).........  $  4,168,437
                                                 ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
--------------------------------------------------------------
              FINANCIAL (10.4%)
$10,594,000   Firstar Bank 1.250% 01/02/02
               Repurchase price $10,594,726
               Collateralized by FHLMC Market
               Value: $10,805,909 Face Value:
               $11,781,356 Due: 05/01/2016
               Interest: 6.000%.................  $ 10,594,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS
               (10.4%) (COST $10,594,000).......  $ 10,594,000
                                                  ------------
              TOTAL HOLDINGS (102.3%) (COST
               $98,714,787) (a).................  $104,357,757
                                                  ------------
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-2.3%)..............    (2,303,713)
                                                  ------------
              TOTAL NET ASSETS (100.0%).........  $102,054,044
                                                  ============

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $1,681,610. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $2,570,938 or 2.5% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $98,714,787)............  $104,357,757
  Cash.....................................           208
  Receivable for securities sold...........     1,019,471
  Receivable for fund shares sold..........        52,881
  Dividends & accrued interest
    receivable.............................       171,994
  Other....................................           150
                                             ------------
    Total assets...........................   105,602,461
                                             ------------
Liabilities:
  Payable for securities purchased.........     3,084,312
  Payable for fund shares redeemed.........       371,647
  Payable for investment management
    services (note 3)......................        72,713
  Other accrued expenses...................        19,745
                                             ------------
    Total liabilities......................     3,548,417
                                             ------------
Net assets at market value.................  $102,054,044
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,964,511
  Paid-in capital in excess of par value...   110,618,809
  Accumulated net realized loss on
    investments............................   (22,406,074)
  Net unrealized appreciation on
    investments............................     5,642,970
  Undistributed net investment income......       233,828
                                             ------------
Net assets at market value.................  $102,054,044
                                             ============
Shares outstanding (note 4)................     7,964,511
Net asset value per share..................  $      12.81
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $  1,520,494
  Dividends (net of withholding tax of
    $1,623).................................       847,768
                                              ------------
    Total investment income.................     2,368,262
                                              ------------
Expenses:
  Management fees (note 3)..................       912,586
  Custodian fees (note 3)...................        21,801
  Directors' fees (note 3)..................         2,850
  Professional fees.........................         9,702
  Accounting and transfer agent fees (note
    3)......................................        77,704
  Printing fees.............................        19,500
  Filing fees...............................         2,602
  Conversion expense (note 3)...............        22,578
  Other.....................................         1,370
                                              ------------
    Total expenses..........................     1,070,693
                                              ------------
    Net investment income...................     1,297,569
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from:
      Investments...........................   (18,799,419)
      Option contracts......................       (30,377)
  Change in unrealized appreciation
    (depreciation) on investments...........     2,001,312
                                              ------------
      Net loss on investments...............   (16,828,484)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(15,530,915)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment income.....................................  $  1,297,569    $      3,330
  Realized gain (loss) on investments.......................   (18,829,796)     10,727,468
  Unrealized appreciation (depreciation) on investments.....     2,001,312     (21,968,608)
                                                              ------------    ------------
      Net decrease in assets from operations................   (15,530,915)    (11,237,810)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (1,190,022)         (3,330)
  Capital gains distributions...............................             0     (12,409,258)
  Distributions in excess of capital gains..................             0      (3,587,707)
  Return of capital.........................................      (273,778)       (176,239)
                                                              ------------    ------------
      Total dividends and distributions.....................    (1,463,800)    (16,176,534)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................    11,692,438      25,223,903
  Received from dividends reinvested........................     1,463,800      16,176,534
  Paid for shares redeemed..................................   (11,518,676)     (9,623,321)
                                                              ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................     1,637,562      31,777,116
                                                              ------------    ------------
         Increase (decrease) in net assets..................   (15,357,153)      4,362,772
Net Assets:
  Beginning of period.......................................   117,411,197     113,048,425
                                                              ------------    ------------
  End of period (a).........................................  $102,054,044    $117,411,197
                                                              ============    ============
(a) Includes undistributed net investment income of.........  $    233,828    $          0
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                         YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               2001       2000      1999      1998     1997*
                                                              -------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 14.92    $18.78    $13.63    $12.85    $10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.18(c)   0.00      0.02      0.14      0.11
  Net realized & unrealized gain (loss) on investments......    (2.11)(c)  (1.49)    8.33      0.77      3.52
                                                              -------    ------    ------    ------    ------
    Total income (loss) from investment operations..........    (1.93)    (1.49)     8.35      0.91      3.63
                                                              -------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................    (0.17)     0.00     (0.02)    (0.13)    (0.11)
  Distributions from net realized capital gains.............    (0.01)    (1.81)    (3.17)     0.00     (0.67)
  Distributions in excess of capital gains..................     0.00     (0.53)     0.00      0.00      0.00
  Return of capital.........................................     0.00     (0.03)    (0.01)     0.00      0.00
                                                              -------    ------    ------    ------    ------
    Total distributions.....................................    (0.18)    (2.37)    (3.20)    (0.13)    (0.78)
                                                              -------    ------    ------    ------    ------
Net asset value, end of period..............................  $ 12.81    $14.92    $18.78    $13.63    $12.85
                                                              =======    ======    ======    ======    ======
Total return................................................   (12.84)%   (8.29)%   62.25%     7.09%    36.58%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.00%     0.98%     0.95%     0.97%     0.95%(a)
  Ratio of net investment income to average net assets......     1.21%(c)   0.00%    0.15%     1.09%     1.04%(a)
Portfolio turnover rate.....................................      407%      537%      417%      286%      185%
Net assets at end of period (millions)......................  $ 102.1    $117.4    $113.0    $ 51.4    $ 18.7

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
(c)  Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the
     Financial Statements, these amounts would have been:
     Net investment income.......................................  $  0.13
     Net realized and unrealized gain (loss).....................  $ (2.06)
     Net investment income ratio.................................     0.80%
  *  Commenced operations on January 3, 1997.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE
The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -13.34%
Three year                                  -0.55%
Since inception (1/3/97)                    11.01%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National S&P 500 Index Portfolio declined (13.34)% versus the S&P 500 Index decline of (11.88)% for the same period. The Portfolio's correlation with the S&P 500 Index was 99.25%. The correlation between the Portfolio and the index is due to the use of S&P 500 Index futures and investment guidelines that limit the Portfolio's discretion relative to the S&P 500 Index. The guideline limits any overweight or underweight in both individual stock and industry sector to 2%. We continue to monitor the Portfolio's relative performance and correlation to ensure the current guidelines are consistent with the objective of approximating the return of the S&P 500 Index while minimizing expenses.

 CHANGE IN VALUE OF $10,000 INVESTMENT


                                  [LINE GRAPH]
                                                                  S&P 500 FUND (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                                ---------------------------               -------------
'1/97                                                                   $   10000                         $    10000
                                                                            12058                              12060
'97                                                                       13174.6                              13336
                                                                          15524.9                            15697.7
'98                                                                       17127.1                            17146.7
                                                                          19247.4                            19269.4
'99                                                                       21516.7                            20755.1
                                                                          21628.6                            20665.8
'00                                                                       19441.9                            18863.8
                                                                            17976                            17599.9
'01                                                                       16848.9                            16623.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broadest domestic economy.

 TOP 10 DOMESTIC EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  General Electric Co.                   2.1
 2.  Microsoft Corp.                        2.0
 3.  Citigroup, Inc.                        1.6
 4.  Exxon Mobil Corporation                1.5
 5.  Pfizer, Inc.                           1.5
 6.  Intel Corp.                            1.4
 7.  Walmart Stores, Inc.                   1.3
 8.  Johnson & Johnson Co.                  1.3
 9.  Intl. Business Machines                1.2
10.  American Equity Group                  1.1

 TOP 5 U.S. INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Banking                                6.0
 2.  Drugs/Biotechnology                    5.2
 3.  Computer & Related                     4.4
 4.  Telecommunications & Cellular          4.0
 5.  Retail                                 3.6

---------------

* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (1.2%)
    26,000   Boeing Co. .......................  $  1,008,280
     3,100   General Dynamics Corp. ...........       246,884
    17,700   *Honeywell Intl. Inc. ............       598,614
     5,000   United Technologies Corp. ........       323,150
                                                 ------------
                                                    2,176,928
                                                 ------------
             AUTOMOTIVE & RELATED (0.2%)
     4,000   *Delphi Automotive Systems........        54,640
    25,487   Ford Motor Co. ...................       400,656
                                                 ------------
                                                      455,296
                                                 ------------
             BANKING (6.0%)
    10,900   Bank of America Corp. ............       686,155
    32,000   Bank One Corp. ...................     1,249,600
     2,000   Capital One Financial Corp. ......       107,900
    58,069   Citigroup Inc. ...................     2,931,323
    18,650   Fifth Third Bancorp...............     1,143,805
    26,600   Fleet Boston Financial Corp. .....       970,900
    37,000   JP Morgan Chase & Co. ............     1,344,950
     8,000   MBNA Corporation..................       281,600
    23,890   *US Bancorp.......................       500,017
    23,000   *Wachovia Corp. ..................       721,280
    14,250   Washington Mutual Inc. ...........       465,975
    18,100   Wells Fargo & Co. ................       786,445
                                                 ------------
                                                   11,189,950
                                                 ------------
             BROADCAST RADIO & TV (0.4%)
     7,500   *Clear Channel Communications.....       381,825
     9,000   Comcast Corp. CL A Special........       324,000
                                                 ------------
                                                      705,825
                                                 ------------
             BUSINESS SERVICES (0.5%)
     6,000   Automatic Data Processing Inc. ...       353,400
     8,100   *Cendant Corporation..............       158,841
     1,500   *Cintas Group.....................        72,000
     4,000   First Data........................       313,800
     3,600   Paychex Inc.......................       125,460
                                                 ------------
                                                    1,023,501
                                                 ------------
             CHEMICALS (0.5%)
    18,000   Dow Chemical Co. .................       608,040
     7,200   Dupont De Nemours & Co. ..........       306,072
     1,600   PPG Industries....................        82,752
                                                 ------------
                                                      996,864
                                                 ------------
             COMPUTER & RELATED (4.4%)
    43,300   *AOL Time Warner Inc. ............     1,389,930
    71,300   Cisco Systems Inc. ...............     1,291,243
    15,000   Compaq Computers Corp. ...........       146,400
     1,500   *Computer Sciences................        73,470
    43,000   Dell Computer Corp. ..............     1,168,740

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (CONTINUED)
    19,000   EMC Corp. Massachusetts...........  $    255,360
     7,000   Electronic Data Systems Corp. ....       479,850
    35,200   Hewlett-Packard Co. ..............       723,008
    19,000   Intl. Business Machines...........     2,298,240
    27,000   *Sun Microsystems Inc. ...........       332,100
                                                 ------------
                                                    8,158,341
                                                 ------------
             COMPUTER SOFTWARE (3.1%)
    19,000   Computer Associates...............       655,310
     1,500   *Intuit Inc. .....................        64,170
    56,200   *Microsoft Corp. .................     3,723,250
    81,000   *Oracle Corp. ....................     1,118,610
     2,900   *Peoplesoft Inc. .................       116,580
     4,300   *Siebel Systems Inc. .............       120,314
     1,000   *Veritas Software Corp. ..........        44,830
                                                 ------------
                                                    5,843,064
                                                 ------------
             CONGLOMERATES (0.2%)
     3,000   3M Company........................       354,630
                                                 ------------
             CONSUMER PRODUCTS (2.7%)
     5,500   Colgate Palmolive Co. ............       317,625
     3,500   Eastman Kodak Company.............       103,005
    12,000   Gillette Co. .....................       400,800
    40,000   Johnson & Johnson Co. ............     2,364,000
     2,600   McKesson HBOC Inc. ...............        97,240
     2,700   Nike Class B......................       151,848
    20,000   Procter & Gamble Co. .............     1,582,600
                                                 ------------
                                                    5,017,118
                                                 ------------
             DRUGS/BIOTECHNOLOGY (5.2%)
     3,500   Abbott Labs.......................       195,125
     9,000   American Home Products Corp. .....       552,240
    20,250   *Amgen Inc. ......................     1,142,910
    18,700   Bristol-Meyer/Squibb..............       953,700
     4,400   Cardinal Health Inc. .............       284,504
     3,500   Lilly Eli & Co. ..................       274,890
    28,500   Merck & Co Inc. ..................     1,675,800
    68,750   Pfizer Inc. ......................     2,739,687
    23,700   Pharmacia Corp. ..................     1,010,805
    26,500   Schering-Plough Corp. ............       948,965
                                                 ------------
                                                    9,778,626
                                                 ------------
             ELECTRICAL EQUIPMENT (2.4%)
     9,000   Emerson Electric Co. .............       513,900
    96,900   General Electric Co. .............     3,883,752
                                                 ------------
                                                    4,397,652
                                                 ------------
             ELECTRONICS/SEMICONDUCTOR (2.9%)
    11,000   *Agilent Technologies Inc. .......       313,610

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             ELECTRONICS/SEMICONDUCTOR (CONTINUED)
     6,000   *Analog Devices...................  $    266,340
    16,100   *Applied Materials................       645,610
     1,700   *Broadcom Corp. ..................        69,479
    82,000   Intel Corp. ......................     2,578,900
     1,800   *Jabil Circuit Inc. ..............        40,896
     3,000   *Maxim Integrated Products........       157,530
     3,000   Micron Technology Inc. ...........        93,000
     1,800   *Nvidia Corp. ....................       120,420
     4,900   *Sanmina Corp. ...................        97,510
    10,000   *Solectron Corp. .................       112,800
     8,300   *Teradyne Inc. ...................       250,162
    21,300   Texas Instruments.................       596,400
     3,500   *Xilinx Inc. .....................       136,675
                                                 ------------
                                                    5,479,332
                                                 ------------
             ENTERTAINMENT & LEISURE (0.6%)
     5,500   Carnival Corporation..............       154,440
    44,100   Walt Disney Co. ..................       913,752
                                                 ------------
                                                    1,068,192
                                                 ------------
             ENVIRONMENTAL SERVICES (0.1%)
     8,000   Waste Management Inc. ............       255,280
                                                 ------------
             FINANCIAL SERVICES (1.7%)
    30,800   American Express Co. .............     1,099,252
     2,200   *Concord EFS Inc. ................        72,116
     1,200   Countrywide Credit Ind. Inc.......        49,164
     6,700   Federal Home Loan MTG Corp. ......       438,180
    10,000   Fannie Mae........................       795,000
     2,900   *John Hancock Financial
              Services.........................       119,770
     7,200   Lehman Brothers Holding Inc. .....       480,960
     2,000   Morgan Stanley Dean Witter........       111,880
                                                 ------------
                                                    3,166,322
                                                 ------------
             FOOD & RELATED (3.1%)
     8,800   Anheuser-Busch Cos. Inc. .........       397,848
     9,450   Archer-Daniels-Midland Co. .......       135,608
    11,500   Campbell Soup Co. ................       343,505
    31,000   Coca-Cola Co. ....................     1,461,650
    27,000   *Kroger Co. ......................       563,490
    17,200   Pepsi Co. ........................       837,468
    25,000   Philip Morris Cos. Inc. ..........     1,146,250
    38,000   Sara Lee Corp. ...................       844,740
     5,000   Sysco Corp. ......................       131,100
                                                 ------------
                                                    5,861,659
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.5%)
     4,700   International Paper Company.......       189,645
     4,000   Kimberly-Clark....................       239,200
     8,000   Weyerhaeuser Co. .................       432,640
                                                 ------------
                                                      861,485
                                                 ------------
             INSURANCE SERVICES (2.0%)
     5,200   Aflac Corporation.................       127,712
     7,000   Allstate Corp. ...................       235,900
    25,500   American Intl. Group Inc. ........     2,024,700
     1,500   Chubb Corp. ......................       103,500

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (CONTINUED)
     1,500   Cigna Corp. ......................  $    138,975
     2,600   Marsh & McLennan Co. .............       279,370
     7,100   *Metlife Inc. ....................       224,928
       700   Progressive Corp. ................       104,510
     3,100   *UnitedHealth Group Inc. .........       219,387
       900   *Wellpoint Health Networks........       105,165
     1,200   XL Capital LTD Class A............       109,632
                                                 ------------
                                                    3,673,779
                                                 ------------
             MACHINERY (0.1%)
     3,500   Caterpillar Inc. .................       182,875
                                                 ------------
             MANUFACTURING (0.5%)
     1,500   Illinois Tool Works...............       101,580
     9,500   Ingersoll-Rand Co. ...............       397,195
     7,500   Parker-Hannifin Corp. ............       344,325
                                                 ------------
                                                      843,100
                                                 ------------
             MEDIA & PUBLISHING (0.4%)
     3,000   Gannett Co. Inc. .................       201,690
     1,900   McGraw Hill Cos. Inc. ............       115,862
    11,000   *Viacom Inc. CL B.................       485,650
                                                 ------------
                                                      803,202
                                                 ------------
             METALS & MINING (0.2%)
     9,200   Alcoa Inc. .......................       327,060
                                                 ------------
             MEDICAL & RELATED (1.1%)
     1,000   Baxter International Inc. ........        53,630
    37,900   *Boston Scientific Corp. .........       914,148
     5,300   HCA The Healthcare Company........       204,262
     4,000   *Healthsouth Corporation..........        59,280
     3,000   IMS Health Inc. ..................        58,530
    12,300   Medtronic Inc. ...................       629,883
     3,000   *Tenet Healthcare Corp. ..........       176,160
       870   *Zimmer Holdings Inc. ............        26,570
                                                 ------------
                                                    2,122,463
                                                 ------------
             OFFICE EQUIPMENT (0.1%)
     3,000   Avery Dennison Co. ...............       169,590
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.8%)
     2,500   Anadarko Petroleum Corp. .........       142,125
     1,320   Apache Corp. .....................        65,842
     1,900   Burlington Resources Inc. ........        71,326
     2,200   ChevronTexaco Corp. ..............       197,142
    72,000   Exxon Mobil Corp. ................     2,829,600
     1,000   Kerr McGee Co. ...................        54,800
    10,000   Schlumberger Ltd. ................       549,500
     2,400   Unocal Corp. .....................        86,568
    35,000   USX-Marathon Group................     1,050,000
     9,000   Williams Cos......................       229,680
                                                 ------------
                                                    5,276,583
                                                 ------------
             RESTAURANTS (0.2%)
    17,000   McDonalds Corp. ..................       449,990
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (3.6%)
     2,700   *Bed Bath & Beyond Inc. ..........  $     91,530
     5,000   CVS Corp. ........................       148,000
    18,250   Gap Inc. .........................       254,405
    36,500   Home Depot Inc. ..................     1,861,865
     3,200   *Kohls Department Stores..........       225,408
       500   *Safeway Inc. ....................        20,875
     3,000   Sears Roebuck & CO................       142,920
    29,200   Target Corp. .....................     1,198,660
    10,000   Walgreen Co. .....................       336,600
    43,600   Wal-Mart Stores Inc. .............     2,509,180
                                                 ------------
                                                    6,789,443
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (4.0%)
    17,500   *ADC Telecommunications Inc. .....        80,500
    69,250   AT&T Corp. .......................     1,256,195
    22,284   *AT&T Wireless Services...........       320,221
     3,501   *Avaya Inc. ......................        42,537
    10,000   Bell South Corp. .................       381,500
    10,000   Corning Corp. ....................        89,200
    12,600   *JDS Uniphase Corp. ..............       109,368
    38,800   Lucent Technologies Inc. .........       244,052
    10,500   Motorola Inc. ....................       157,710
    12,000   *Qualcomm Inc. ...................       606,000
    50,900   SBC Communications Inc. ..........     1,993,753
     1,800   Scientific Atlanta Inc. ..........        43,092
     9,200   *Sprint PCS Group.................       224,572
     7,800   *Tellabs Inc. ....................       116,688
    23,200   Verizon Communication.............     1,101,072
    48,550   *Worldcom Inc. -- Worldcom
              Group............................       683,584
                                                 ------------
                                                    7,450,044
                                                 ------------
             TRANSPORTATION & EQUIPMENT (0.4%)
     4,500   *Fedex Corp. .....................       233,460
    18,000   Norfolk Southern Corp. ...........       329,940
     7,500   Southwest Airlines Co. ...........       138,600
                                                 ------------
                                                      702,000
                                                 ------------
             UTILITIES (1.2%)
     6,000   AES Corp. ........................        98,100
     3,200   American Electric Power Company...       139,296
     1,000   *Dominion Resources...............        60,100
    27,500   Duke Power........................     1,079,650
    31,000   Edison International..............       468,100
     4,600   El Paso Corp. ....................       205,206
     3,000   Exelon Corporation................       143,640
     6,800   Southern Company..................       172,380
                                                 ------------
                                                    2,366,472
                                                 ------------
             TOTAL U.S. COMMON STOCKS (52.3%)
              (COST $108,929,054)..............  $ 97,946,666
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (0.9%)
             MANUFACTURING (0.9%)
    30,000   Tyco International Ltd. ..........  $  1,767,000
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (0.2%)
             TELECOMMUNICATIONS (0.2%)
    37,500   Nortel Networks Corp. ............  $    281,250
                                                 ------------
             NETHERLANDS (1.1%)
             FOOD & RELATED (0.3%)
     8,600   Unilever..........................       495,446
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.9%)
    32,000   Royal Dutch Petrolium Co. ........     1,568,640
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (2.2%)
              (COST $5,300,705)................  $  4,112,336
                                                 ------------
             TOTAL COMMON STOCKS (54.5%) (COST
              $114,229,759)....................  $102,059,002
                                                 ------------

                                                    MARKET
  SHARES            DEPOSITORY RECEIPTS             VALUE
-------------------------------------------------------------
             UNIT INVESTMENT TRUST (4.9%)
    79,800   S&P 500 Depository Receipts.......  $  9,115,554
                                                 ------------
             TOTAL DEPOSITORY RECEIPTS (4.9%)
              (COST $11,122,812)...............  $  9,115,554
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (8.5%)
$2,529,000   Diamler Chrysler Holdings 2.650%
              01/02/02.........................  $  2,528,814
 4,057,000   Ford Motor Credit Company 2.540%
              01/29/02.........................     4,048,985
 4,840,000   General Motors Acceptance Corp.
              2.650% 01/10/02..................     4,836,794
 4,450,000   General Motors Acceptance Corp.
              2.250% 01/28/02..................     4,442,491
                                                 ------------
                                                   15,857,084
                                                 ------------
             FINANCIAL SERVICES (9.3%)
 3,241,000   AIG Funding Inc. 1.870%
              01/08/02.........................     3,239,821
 2,863,000   American Express Credit Corp.
              1.990% 01/03/02..................     2,862,683
 1,666,000   American Express Credit Corp.
              1.840% 01/23/02..................     1,664,125
 3,430,000   American General Finance 1.840%
              01/17/02.........................     3,427,195
 3,171,000   American General Finance Corp.
              1.840% 01/18/02..................     3,168,245
 3,063,000   Household Finance Corp. 1.880%
              01/09/02.........................     3,061,720
                                                 ------------
                                                   17,423,789
                                                 ------------
             INSURANCE SERVICES (3.1%)
 2,342,000   Prudential Funding 1.930%
              01/04/02.........................     2,341,623
 3,355,000   Prudential Funding 1.730%
              01/15/02.........................     3,352,743
                                                 ------------
                                                    5,694,366
                                                 ------------
             MACHINERY (2.9%)
 2,819,000   John Deere Capital 1.780%
              01/22/02.........................     2,816,073
 2,601,000   John Deere Capital 1.800%
              01/25/02.........................     2,597,879
                                                 ------------
                                                    5,413,952
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             MANUFACTURING (2.0%)
$2,093,000   Tyco Capital 1.770% 01/11/02......  $  2,091,971
 1,599,000   Tyco Capital 1.750% 01/16/02......     1,597,834
                                                 ------------
                                                    3,689,805
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.1%)
 3,999,000   Chevron 1.730% 01/14/02...........     3,996,502
                                                 ------------
             RETAIL (3.0%)
 3,466,000   Sears Roebuck Acceptance 2.000%
              01/07/02.........................     3,464,845

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             RETAIL (CONTINUED)
$2,108,000   Sears Roebuck Acceptance 2.600%
              01/24/02.........................  $  2,104,498
                                                 ------------
                                                    5,569,343
                                                 ------------
             TOTAL SHORT-TERM NOTES (30.9%)
              (COST $57,644,841)...............  $ 57,644,841
                                                 ------------
             TOTAL HOLDINGS (90.3%) (COST
              $182,997,412) (a)................  $168,819,397
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (9.7%)...............    18,151,142
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $186,970,539
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $86,144.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $182,997,412)...........  $168,819,397
  Cash.....................................           740
  Deposit with brokers for margin
    requirements on futures................    19,457,537
  Receivable for fund shares sold..........       156,191
  Dividends & accrued interest
    receivable.............................       134,847
  Other....................................           436
                                             ------------
    Total assets...........................   188,569,148
                                             ------------
Liabilities:
  Variation margin on futures contracts....     1,005,975
  Payable for securities purchased.........       156,609
  Payable for fund shares redeemed.........       353,846
  Payable for investment management
    services (note 3)......................        59,609
  Other accrued expenses...................        22,570
                                             ------------
    Total liabilities......................     1,598,609
                                             ------------
Net assets at market value.................  $186,970,539
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 15,696,469
  Paid-in capital in excess of par value...   204,128,773
  Accumulated net realized loss on
    investments............................   (17,702,158)
  Net unrealized depreciation on:
    Investments (note 1)...................   (14,178,015)
    Futures contracts (note 1).............    (1,005,975)
  Undistributed net investment income......        31,445
                                             ------------
Net assets at market value.................  $186,970,539
                                             ============
Shares outstanding (note 4)................    15,696,469
Net asset value per share..................  $      11.91
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $  3,625,919
  Dividends (net of withholding tax of
    $9,751).................................     1,335,656
                                              ------------
    Total investment income.................     4,961,575
                                              ------------
Expenses:
  Management fees (note 3)..................       721,747
  Custodian fees (note 3)...................        35,000
  Directors' fees (note 3)..................         5,042
  Professional fees.........................        10,702
  Accounting and transfer agent fees (note
    3)......................................       135,400
  Printing fees.............................        34,800
  Filing fees...............................         3,176
  Conversion expense (note 3)...............        41,668
  Other.....................................         2,456
                                              ------------
    Total expenses..........................       989,991
                                              ------------
    Net investment income...................     3,971,584
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain (loss) from:
    Investments.............................       333,678
    Futures contracts.......................   (19,446,562)
  Change in unrealized appreciation
    (depreciation) on:
      Investments...........................   (14,554,417)
      Futures contracts.....................     1,117,063
                                              ------------
      Net loss on investments...............   (32,550,238)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(28,578,654)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment income.....................................  $  3,971,584    $  6,841,440
  Realized gain (loss) on investments and futures
    contracts...............................................   (19,112,884)      1,419,351
  Unrealized appreciation (depreciation) on investments and
    futures contracts.......................................   (13,437,354)    (30,431,872)
                                                              ------------    ------------
      Net decrease in assets from operations................   (28,578,654)    (22,171,081)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (3,940,139)     (6,830,725)
  Capital gains distributions...............................             0        (374,349)
  Return of capital.........................................             0      (1,382,383)
                                                              ------------    ------------
      Total dividends and distributions.....................    (3,940,139)     (8,587,457)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................    29,107,238      37,822,271
  Received from dividends reinvested........................     3,940,139       8,587,457
  Paid for shares redeemed..................................   (22,779,575)    (22,998,587)
                                                              ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................    10,267,802      23,411,141
                                                              ------------    ------------
         Decrease in net assets.............................   (22,250,991)     (7,347,397)
Net Assets:
  Beginning of period.......................................   209,221,530     216,568,927
                                                              ------------    ------------
  End of period (a).........................................  $186,970,539    $209,221,530
                                                              ============    ============
(a) Includes undistributed net investment income of.........  $     31,445    $          0
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                         YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               2001       2000      1999      1998     1997*
                                                              -------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 14.04    $16.17    $14.23    $11.73    $10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.26      0.49      0.40      0.38      0.45
  Net realized & unrealized gain (loss) on investments......    (2.13)    (2.00)     3.28      3.09      2.70
                                                              -------    ------    ------    ------    ------
    Total income (loss) from investment operations..........    (1.87)    (1.51)     3.68      3.47      3.15
                                                              -------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................    (0.26)    (0.49)    (0.44)    (0.33)    (0.45)
  Distributions from net realized capital gains.............     0.00     (0.03)    (1.30)    (0.64)    (0.91)
  Distributions in excess of capital gains..................     0.00      0.00      0.00      0.00     (0.06)
  Return of capital.........................................     0.00     (0.10)     0.00      0.00      0.00
                                                              -------    ------    ------    ------    ------
    Total distributions.....................................    (0.26)    (0.62)    (1.74)    (0.97)    (1.42)
                                                              -------    ------    ------    ------    ------
Net asset value, end of period..............................  $ 11.91    $14.04    $16.17    $14.23    $11.73
                                                              =======    ======    ======    ======    ======
Total return................................................   (13.34)%   (9.65)%   25.63%    30.00%    31.75%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     0.52%     0.50%     0.49%     0.49%     0.52%(a)
  Ratio of net investment income to average net assets......     2.07%     3.14%     2.62%     2.89%     5.29%(a)
Portfolio turnover rate.....................................       10%       30%       68%      115%      445%
Net assets at end of period (millions)......................  $ 187.0    $209.2    $216.6    $ 94.2    $ 22.1

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
  *  Commenced operations on January 3, 1997.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -19.78%
Three year                                  -6.27%
Since inception (1/3/97)                    -4.31%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The year 2001 was another volatile year for equity investors. On a quarterly basis, the stock market was up and down equally; however, the negative quarters significantly out paced the positive quarters. During the third quarter of the calendar year 2001, the unimaginable terrorist attacks on September 11th overwhelmed a very frail stock market that sold off dramatically before rebounding. Any company that thought they were getting closer to the end of an earning drought suddenly had no idea of what the future held. These events had a massive impact on the stock prices of all publicly traded companies. For the year ended December 31, 2001, the Ohio National Social Awareness Portfolio declined (19.78)% versus the S&P 500 Index decline of (11.88)% for the same period. Large growth companies that the portfolio primarily invests in were down an average 20.90% for this period for the reasons mentioned earlier. These returns actually mask the amount of volatility that the market experienced due to the unparalleled events that transpired during the period.

The portfolio had increased its cash weighting before and during the turmoil of the markets to reduce volatility and protect capital. The incredibly strong snap back in the equity markets surprised management somewhat by its duration and magnitude. Most cash holdings were put back to work in companies that had been sold off. In addition, defensive names were reduced to allow for participation in the upswing in the market. However, because of poor earnings visibility and the general malaise in the market, management was reluctant to fully commit to the notion that the economy was on track again.

At the end of 2001, the Portfolio was overweighted relative to the S&P 500 Index in financials, health care, industrials and utilities. The Portfolio was underweighted in consumer staples, energy, information technology and transportation. The Portfolio ended the year with approximately 4.8% in cash and cash equivalents.

On December 18, 2001, Ohio National announced the acquisition of Suffolk Capital Management (Suffolk). Suffolk was a subsidiary of Old Mutual Holdings, Inc. and had $2.8 billion in assets under management (as of September, 2001). Suffolk is an equity money manager that has out performed the S&P 500 Index over the last ten years. It is management's intention to have Suffolk manage the portfolio after the transaction closes in early 2002. As a result, the portfolio was in the process of being realigned at the end of 2001 to resemble Suffolk's holdings. Suffolk has an extremely strong track record of superior performance and we are confident that this will be in the best interests of shareholders. We look forward to reporting more about this in the future and thank you for your support.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                SOCIAL AWARENESS (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                                ---------------------------               -------------
'1/3/97                                                               $     10000                         $    10000
                                                                            11321                              12060
'97                                                                       12562.9                              13336
                                                                          12462.4                            15697.7
'98                                                                        9748.1                            17146.7
                                                                          10181.9                            19269.4
'99                                                                         11473                            20755.1
                                                                          12791.2                            20665.8
'00                                                                       10005.3                            18863.8
                                                                          8801.64                            17599.9
'01                                                                       8025.33                            16623.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Cendant Corporation                    3.4
 2.  El Paso Corporation                    3.4
 3.  Metris Companies, Inc.                 3.4
 4.  Medtronic, Inc.                        3.3
 5.  NCR Corporation                        3.2
 6.  Tyco International Ltd.                3.1
 7.  Citigroup, Inc.                        3.0
 8.  SPX Corp.                              3.0
 9.  Americourcebergen Corp.                2.8
10.  Chevron Texaco Corp.                   2.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Banking                                10.3
 2.  Medical & Related                       8.6
 3.  Drugs/Biotechnology                     8.3
 4.  Oil, Energy & Natural Gas               7.5
 5.  Telecommunications                      7.1

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           BANKING (10.3%)
   1,000   Banc One Corp. .......................  $   39,050
   1,366   Citigroup Inc. .......................      68,956
   1,000   Fleet Boston Financial Corp. .........      36,500
   1,500   JP Morgan Chase & Co. ................      54,525
   1,000   Mellon Financial Corp. ...............      37,620
                                                   ----------
                                                      236,651
                                                   ----------
           BROADCAST RADIO & TV (2.1%)
   1,000   *Cablevision Systems..................      47,450
                                                   ----------
           BUILDING & CONSTRUCTION (0.7%)
     700   Masco Co. ............................      17,150
                                                   ----------
           BUSINESS SERVICES (3.4%)
   4,000   *Cendant Corp. .......................      78,440
                                                   ----------
           COMPUTER & RELATED (6.7%)
   1,000   Hewlett Packard Co. ..................      20,540
   2,000   *NCR Corporation......................      73,720
   2,000   Oracle Systems........................      27,620
   2,000   Symbol Technologies...................      31,760
                                                   ----------
                                                      153,640
                                                   ----------
           CONSUMER PRODUCTS (2.6%)
     300   Procter & Gamble......................      23,739
     600   Johnson & Johnson Co. ................      35,460
                                                   ----------
                                                       59,199
                                                   ----------
           DRUGS/BIOTECHNOLOGY (8.3%)
   1,000   Amerisourcebergen Corp. ..............      63,550
   1,000   *Ivax Corp. ..........................      20,140
     800   Merck & Co. ..........................      47,040
   1,500   Pfizer Inc. ..........................      59,775
                                                   ----------
                                                      190,505
                                                   ----------
           ELECTRICAL EQUIPMENT (3.7%)
   1,000   General Electric......................      40,080
   1,500   *Fisher Scientific Int'l Inc. ........      43,800
                                                   ----------
                                                       83,880
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (2.5%)
   1,500   *American Power Conversion Corp. .....      21,690
   1,000   *International Rectifier Corp. .......      34,880
                                                   ----------
                                                       56,570
                                                   ----------
           FINANCIAL SERVICES (6.9%)
   1,000   American Express Co. .................      35,690
     500   Franklin Resources Inc. ..............      17,635
   3,000   Metris Cos. Inc. .....................      77,130
   1,000   Stillwell Financial Inc. .............      27,220
                                                   ----------
                                                      157,675
                                                   ----------
           INSURANCE SERVICES (2.7%)
     775   American Intl. Group..................      61,535
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           MACHINERY (3.0%)
     500   SPX Corp. ............................  $   68,450
                                                   ----------
           MANUFACTURING (1.9%)
     600   Black & Decker........................      22,638
     500   Textron Inc. .........................      20,730
                                                   ----------
                                                       43,368
                                                   ----------
           MEDICAL & RELATED (8.6%)
     900   Becton Dickinson Co. .................      29,835
   3,000   *Health Mgmt. Assoc. CL A.............      55,200
   3,000   *Humana Inc. .........................      35,370
   1,500   Medtronic Inc. .......................      76,815
                                                   ----------
                                                      197,220
                                                   ----------
           METALS AND MINING (0.7%)
     500   Alcoa Inc. ...........................      17,775
                                                   ----------
           MULTIMEDIA (6.4%)
   1,000   *AOL Time Warner Inc. ................      32,100
   2,000   *Gemstar TV Guide Intl Inc. ..........      55,400
   1,344   *Viacom Inc. CL B.....................      59,338
                                                   ----------
                                                      146,838
                                                   ----------
           OIL, ENERGY & NATURAL GAS (7.5%)
     700   Chevron Texaco Corp. .................      62,727
     500   EOG Resources Inc. ...................      19,555
     400   Praxair...............................      22,100
     600   USX Marathon..........................      18,000
   2,000   Williams Cos. ........................      51,040
                                                   ----------
                                                      173,422
                                                   ----------
           RETAIL (3.6%)
   1,000   *Federated Dept. Stores...............      40,900
   1,000   Target Corp. .........................      41,050
                                                   ----------
                                                       81,950
                                                   ----------
           TELECOMMUNICATIONS (7.1%)
   3,000   *AT&T Wireless Services...............      43,110
     500   *Qualcom Inc. ........................      25,250
   4,000   Qwest Communications Intl. ...........      56,520
     800   Verizon Communications................      37,968
                                                   ----------
                                                      162,848
                                                   ----------
           UTILITIES (4.4%)
   1,500   *Calpine Corp. .......................      25,185
   1,730   El Paso Corp. ........................      77,174
                                                   ----------
                                                      102,359
                                                   ----------
           TOTAL U.S. COMMON STOCKS (93.1%) (COST
            $2,007,105)..........................  $2,136,925
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
SHARES            FOREIGN COMMON STOCKS             VALUE
------------------------------------------------------------
         BERMUDA (4.1%)
         ELECTRONICS/SEMICONDUCTORS (1.0%)
 1,000   *Flextronics Intl......................  $   23,990
         MANUFACTURING (3.1%)
 1,200   Tyco International Ltd. ...............      70,680
                                                  ----------
         TOTAL FOREIGN COMMON STOCKS (4.1%)
          (COST $77,895)........................  $   94,670
                                                  ----------
         TOTAL COMMON STOCKS (97.2%) (COST
          $2,085,000)...........................  $2,231,595
                                                  ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (4.8%)
$111,000   American Express 1.590% 1/02/02.......  $  110,995
                                                   ----------
           TOTAL SHORT-TERM NOTES (4.8%) (COST
            $110,995)............................  $  110,995
                                                   ----------
           TOTAL HOLDINGS (102.0%) (COST
            $2,195,995) (a)......................  $2,342,590
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-2.0%)..............................     (45,971)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $2,296,619
                                                   ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting and federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $2,195,995)...............  $2,342,590
  Cash.......................................         221
  Receivable for securities sold.............     242,418
  Receivable for fund shares sold............      10,434
  Dividends & accrued interest receivable....       1,121
  Other......................................          77
                                               ----------
    Total assets.............................   2,596,861
                                               ----------
Liabilities:
  Payable for securities purchased...........     250,027
  Payable for fund shares redeemed...........      29,065
  Payable for investment management services
    (note 3).................................       1,163
  Other accrued expenses.....................      19,987
                                               ----------
    Total liabilities........................     300,242
                                               ----------
Net assets at market value...................  $2,296,619
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  318,443
  Paid-in capital in excess of par value.....   4,683,829
  Accumulated net realized loss on
    investments..............................  (2,852,248)
  Net unrealized appreciation on
    investments..............................     146,595
                                               ----------
Net assets at market value...................  $2,296,619
                                               ==========
Shares outstanding (note 4)..................     318,443
Net asset value per share....................  $     7.21
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest....................................  $  10,203
  Dividends...................................     13,182
                                                ---------
    Total investment income...................     23,385
                                                ---------
Expenses:
  Management fees (note 3)....................     14,987
  Custodian fees (note 3).....................      4,825
  Directors' fees (note 3)....................        131
  Professional fees...........................      7,763
  Accounting and transfer agent fees (note
    3)........................................      3,522
  Printing fees...............................        613
  Filing fees.................................        299
  Conversion expense (note 3).................        534
  Other.......................................         96
                                                ---------
    Total expenses............................     32,770
                                                ---------
    Net investment loss.......................     (9,385)
                                                ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments..........   (604,861)
  Change in unrealized appreciation
    (depreciation) on investments.............     38,648
                                                ---------
      Net loss on investments.................   (566,213)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(575,598)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                                 2001          2000
                                                              ----------    -----------
From operations:
  Net investment loss.......................................  $   (9,385)   $   (14,943)
  Realized gain (loss) on investments.......................    (604,861)       186,397
  Unrealized appreciation (depreciation) on investments.....      38,648       (592,994)
                                                              ----------    -----------
      Net decrease in assets from operations................    (575,598)      (421,540)
                                                              ----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................     382,103        902,535
  Received from dividends reinvested........................           0              0
  Paid for shares redeemed..................................    (491,985)    (1,088,829)
                                                              ----------    -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (109,882)      (186,294)
                                                              ----------    -----------
         Decrease in net assets.............................    (685,480)      (607,834)
Net Assets:
  Beginning of period.......................................   2,982,099      3,589,933
                                                              ----------    -----------
  End of period.............................................  $2,296,619    $ 2,982,099
                                                              ==========    ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001       2000       1999      1998      1997*
                                                              -------    -------    ------    -------    ------
Per share data:
Net asset value, beginning of period........................  $  8.99    $ 10.31    $ 8.80    $ 11.40    $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.03)     (0.05)     0.04       0.05      0.09
  Net realized & unrealized gain (loss) on investments......    (1.75)     (1.27)     1.51      (2.60)     2.47
                                                              -------    -------    ------    -------    ------
    Total income (loss) from investment operations..........    (1.78)     (1.32)     1.55      (2.55)     2.56
                                                              -------    -------    ------    -------    ------
Less distributions:
  Dividends from net investment income......................     0.00       0.00     (0.04)     (0.05)    (0.07)
  Distributions from net realized capital gains.............     0.00       0.00      0.00       0.00     (1.09)
                                                              -------    -------    ------    -------    ------
    Total distributions.....................................     0.00       0.00     (0.40)     (0.05)    (1.16)
                                                              -------    -------    ------    -------    ------
Net asset value, end of period..............................  $  7.21    $  8.99    $10.31    $  8.80    $11.40
                                                              =======    =======    ======    =======    ======
Total return................................................   (19.78)%   (12.80)%   17.69%    (22.41)%   25.63%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.31%      1.10%     0.93%      0.81%     0.95%(a)
  Ratio of net investment income (loss) to average net
    assets..................................................    (0.38)%    (0.42)%    0.47%      0.55%     0.75%(a)
Portfolio turnover rate.....................................      150%        75%      122%        71%       40%
Net assets at end of period (millions)......................  $   2.3    $   3.0    $  3.6    $   6.6    $  4.8

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
  *  Commenced operations on January 3, 1997.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -4.23%
Three year                                   0.85%
Since inception (5/1/98)                     1.34%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The year 2001 disappointed investors as most equity market benchmarks could not escape the prowling bear out from hibernation since the Spring of 2000. Stocks continued to decline despite an active Federal Reserve Board that decreased short-term interest rates eleven times during the year. Stocks rallied strongly after the first rate decrease in January, and then again during the Spring, after the fourth cut, but the weak economy and its impact upon corporate profits weighed on stock prices. The terrorist attacks on September 11th poured salt on wounded equity markets worldwide during the third calendar quarter, but the pessimism surrounding the U.S. equity markets and the potential "death of equities" in the aftermath of the attacks evaporated during the last three months of 2001. Higher levels of stock prices were fed by military success in Afghanistan, the lack of further terrorist attacks in the United States, and by massive injections of liquidity served up by the Federal Reserve. During 2001, the S&P 500 Index fell (11.88)%, and the NASDAQ Composite declined (20.8)%. The past two years were the worst years for the S&P 500 Index since 1973-74. Market breadth was poor, as only two of ten economic sectors generated positive results. Utilities, led by the dramatic downfall of Enron, and Information Technology stocks performed the worst during the year and declined 30.7% and 26%, respectively. The best performing sectors were Materials and Consumer Discretionary which both rose slightly over 3% for the year. Small- and mid-cap strategies continued their outperformance over large-cap strategies during the year, and value strategies outperformed growth strategies for the second year in a row. Corporate profitability declined as the year progressed, led by weakness in Telecommunication Services and Information Technology.

For the year ended December 31, 2001, the Ohio National Blue Chip Portfolio declined (4.23)% versus the S&P 500 Index decline of (11.88)% for the same period. Helping performance relative to the S&P 500 Index for the period was an underweighted position in health care and an overweighted position and favorable security selection in Industrials (H&R Block up 120%, Cendant up 104%, First Data up 49%). Other positive influences on relative performance included an underweighted position and favorable security selection in Information Technology (Computer Associates up 77%, Storage Technology up 60%, IBM up 43%) and favorable security selection in Consumer Staples (UST up 32%, Philip Morris up 9%). Negative influences on relative performance included underweighted positions in Materials and Consumer Staples and an overweighted position in Utilities. Unfavorable security selection in Financials (Providian down 73%, Conseco down 64%, Allstate down 21%) and Healthcare (Oxford Health down 40%, Schering-Plough down 36%, Pharmacia down 29%) also negatively influenced relative performance.

The disconnect between deteriorating corporate fundamentals and optimism regarding future profitability leads us to approach 2002 with caution. We are more optimistic now regarding rationality in the marketplace given the massive share price declines that we have seen in Information Technology and Telecommunication Services over the past two years. We also believe that the huge disparities between growth and value strategies that have occurred over the past three years will be much more muted going forward. Investors have also deflated the mega-capitalization premium balloon that was so prevalent during 1998 and 1999. In fact, the deflation was so violent that the multiple premium awarded to large-cap stocks is now back to historical average levels. Our caution regarding the equity markets is based on valuation, which still trends above historical averages for some sectors. The S&P Information Technology sector currently trades at a price-to-sales ratio of 3 times, which is well above its 15-year average of 1.4 times. We believe that the strong move upward by Information Technology shares during the fourth quarter, in spite of continued deterioration in business fundamentals, represents a bear market rally during a secular trend towards historical valuation levels. Within the S&P 500, the valuation argument still favors value strategies as the relative P/E multiple of the S&P/Barra Value Index versus the S&P/Barra Growth Index is below historical averages. Our strategy for 2002 remains the same. We will continue to utilize our investment disciplines to seek out undervalued leading companies for addition to the portfolio and eliminate those with weakening fundamentals or overvaluation.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                               ------------------------------             -------------
5/98                                                                  $     10000                        $     10000
                                                                            10024                              10143
'98                                                                       10254.6                            11079.2
                                                                          11456.4                            12450.8
'99                                                                       10860.7                            13410.8
                                                                          10236.2                            13353.1
'00                                                                       10977.3                            12188.7
                                                                          11005.8                            11372.1
'01                                                                       10512.8                            10740.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 DOMESTIC EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Cendant Corp.                          2.8
 2.  First Data Corp.                       2.5
 3.  H&R Block, Inc.                        2.2
 4.  Verizon Communications                 2.1
 5.  Philip Morris Co. Inc.                 2.1
 6.  Healthsouth Corp.                      2.1
 7.  Bank of America Corp.                  1.9
 8.  Int'l. Business Machines               1.9
 9.  Electronic Data Systems
     Corp.                                  1.9
10.  Washington Mutual Inc.                 1.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer & Related                      9.4
 2.  Insurance Services                      8.7
 3.  Oil, Energy & Natural Gas               7.9
 4.  Telecommunications & Related            7.3
 5.  Banking                                 7.2

---------------

  *  Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           AEROSPACE (1.6%)
   1,300   General Dynamics Corp. ..............  $   103,532
     600   Northrup Grumman Corp. ..............       60,486
                                                  -----------
                                                      164,018
                                                  -----------
           AUTOMOTIVE & RELATED (1.9%)
   3,847   Ford Motor Co. ......................       60,475
     901   General Motors Corp. ................       43,789
   2,500   TRW Inc. ............................       92,600
                                                  -----------
                                                      196,864
                                                  -----------
           BANKING (7.2%)
   3,100   Bank of America Corp. ...............      195,145
   1,500   Citigroup Inc. ......................       75,720
   2,700   PNC Financial Service Group..........      151,740
   4,200   Wachovia Corp. ......................      131,712
   5,450   Washington Mutual Inc. ..............      178,215
                                                  -----------
                                                      732,532
                                                  -----------
           BROADCAST RADIO & TV (1.0%)
   6,000   *Charter Communications Inc. ........       98,580
                                                  -----------
           BUSINESS SERVICES (5.2%)
  14,267   *Cendant Corp. ......................      279,776
   3,200   First Data Corp. ....................      251,040
                                                  -----------
                                                      530,816
                                                  -----------
           CHEMICALS-DIVERSIFIED (1.5%)
   1,100   Air Products & Chemicals Inc. .......       51,601
   2,500   Dupont de Nemours & Co. .............      106,275
                                                  -----------
                                                      157,876
                                                  -----------
           COMPUTER & RELATED (9.4%)
   6,700   Compaq Computer Corp. ...............       65,392
   3,200   Computer Associates Intl. Inc. ......      110,368
   1,800   *Computer Sciences Corp. ............       88,164
   2,800   Electronic Data Systems Corp. .......      191,940
   4,600   Hewlett-Packard Co. .................       94,484
   1,600   Intl. Business Machines Co. .........      193,536
   1,600   *Lexmark Intl. Group CL A............       94,400
   2,700   *Novell Inc. ........................       12,393
   5,200   *Storage Technology Corp. ...........      107,484
                                                  -----------
                                                      958,161
                                                  -----------
           CONSUMER PRODUCTS (1.9%)
   1,600   Kimberly-Clark Corp. ................       95,680
   1,900   Liz Claiborne Inc. ..................       94,525
                                                  -----------
                                                      190,205
                                                  -----------
           DRUGS/BIOTECHNOLOGY (4.8%)
   2,700   Abbott Laboratories..................      150,525
   3,100   Bristol-Myers Squibb Co. ............      158,100
   2,566   Pharmacia Corp. .....................      109,440
   1,900   Schering-Plough Corp. ...............       68,039
                                                  -----------
                                                      486,104
                                                  -----------
           ELECTRONIC INSTRUMENTS (1.0%)
   1,200   Johnson Controls.....................       96,900
                                                  -----------

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           ENTERTAINMENT & LEISURE (1.0%)
   2,335   *Viacom Inc. CL B....................  $   103,090
                                                  -----------
           FINANCIAL SERVICES (5.9%)
   2,702   Bear Stearns Co. Inc. ...............      158,445
   1,500   Countrywide Credit Ind. Inc. ........       61,455
   5,000   H & R Block Inc. ....................      223,500
   2,800   Morgan Stanley Dean Witter...........      156,632
                                                  -----------
                                                      600,032
                                                  -----------
           FOOD & RELATED (6.2%)
   3,300   Anheuser-Busch Cos. Inc. ............      149,193
   4,600   Phillip Morris Co. Inc. .............      210,910
   5,400   Sara Lee Corp. ......................      120,042
   4,500   UST Inc. ............................      157,500
                                                  -----------
                                                      637,645
                                                  -----------
           INSURANCE SERVICES (8.7%)
   4,500   Allstate Corp. ......................      151,650
   1,200   CIGNA Corp. .........................      111,180
   3,200   Lincoln National Corp. ..............      155,424
   3,200   Loews Corp. .........................      177,216
   1,100   Marsh & McLennan Cos. Inc. ..........      118,195
   3,050   MBIA Inc. ...........................      163,572
     500   *Principal Financial Group...........       12,000
                                                  -----------
                                                      889,237
                                                  -----------
           MACHINERY (1.0%)
   2,400   Ingersoll-Rand Co. ..................      100,344
                                                  -----------
           MANUFACTURING (1.8%)
     900   Minnesota Mining & Mfg. Co. .........      106,389
   1,800   Textron Inc. ........................       74,628
                                                  -----------
                                                      181,017
                                                  -----------
           MEDICAL & RELATED (5.0%)
   3,200   Baxter International Inc. ...........      171,616
  14,100   *Healthsouth Corp. ..................      208,962
   1,900   United Health Group Inc. ............      134,463
                                                  -----------
                                                      515,041
                                                  -----------
           METALS AND MINING (0.5%)
   1,400   Alcoa Inc. ..........................       49,770
                                                  -----------
           OIL, ENERGY & NATURAL GAS (7.9%)
   1,700   ChevronTexaco Corp. .................      152,337
   2,900   Diamond Offshore Drilling............       88,160
   3,592   Exxon Mobil Corp. ...................      141,165
     900   Phillips Petroleum Co. ..............       54,234
   2,500   Sunoco Inc. .........................       93,350
   3,000   Unocol Corp..........................      108,210
   5,500   USX-Marathon Group...................      165,000
                                                  -----------
                                                      802,456
                                                  -----------
           RETAIL (2.8%)
   2,300   *Federated Department Stores.........       94,070
   1,200   Lowes Cos............................       55,692
   6,400   *Toys 'R' Us Inc. ...................      132,736
                                                  -----------
                                                      282,498
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & RELATED (7.3%)
   2,800   AT&T Corp. ..........................  $    50,792
   2,800   Bell South Corp. ....................      106,820
   8,300   Lucent Technologies Inc. ............       52,207
   4,800   Motorola Inc. .......................       72,096
   3,200   SBC Communications Inc. .............      125,344
   4,400   Sprint Corp. ........................       88,352
     400   Telephone & Data Systems.............       35,900
   4,530   Verizon Communications...............      214,994
                                                  -----------
                                                      746,505
                                                  -----------
           UTILITIES (4.4%)
   2,400   Cinergy..............................       80,232
   3,800   Entergy Corp. .......................      148,618
   2,400   FPL Group Inc. ......................      135,360
   3,000   Reliant Energy Inc. .................       79,560
                                                  -----------
                                                      443,770
                                                  -----------
           WASTE DISPOSAL (1.3%)
   4,152   Waste Management Inc. ...............      132,490
                                                  -----------
           TOTAL U.S. COMMON STOCK (89.3%) (COST
            $8,586,023).........................  $ 9,095,951
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           AUSTRALIA (1.2%)
           MEDIA & PUBLISHING (1.2%)
   4,700   News Corp. ADR.......................  $   124,362
                                                  -----------
           BERMUDA (3.1%)
           MANUFACTURING (3.1%)
   5,300   Tyco International Ltd. .............      312,170
                                                  -----------
           UNITED KINGDOM (1.2%)
           OIL, ENERGY & NATURAL GAS (1.2%)
   2,700   BP PLC...............................      125,577
                                                  -----------
           TOTAL FOREIGN COMMON STOCKS (5.5%)
            (COST $547,444).....................  $   562,109
                                                  -----------
           TOTAL COMMON STOCKS (94.8%) (COST
            $9,133,467).........................  $ 9,658,060
                                                  -----------

  FACE                                              MARKET
 AMOUNT              PREFERRED STOCKS                VALUE
-------------------------------------------------------------
           AEROSPACE (0.8%)
$    700   *Northrup Grumman Corp. 7.25% Conv...  $    77,980
                                                  -----------
           INSURANCE (1.1%)
   1,100   Metlife Capital Tr. 8% Conv..........      109,120
                                                  -----------
           TRANSPORTATION & RELATED (1.0%)
   2,200   Union Pacific 6.25% Conv.............      105,050
                                                  -----------
           TOTAL PREFERRED STOCKS (2.9%) (COST
            $251,242)...........................  $   292,150
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (5.4%)
$556,000   Firstar 1.250% 01/02/2002 Repurchase
            price $556,038 Collateralized by
            FHLMC Market Value: $567,122 Face
            Value: $618,315 Due: 05/01/2016
            Interest: 6.000%....................  $   556,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (5.4%)
            (COST $556,000).....................  $   556,000
                                                  -----------
           TOTAL HOLDINGS (103.1%)
           (COST $9,940,709) (a)................  $10,506,210
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-3.1%).................     (316,271)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $10,189,939
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $777. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $9,940,709)..............  $10,506,210
  Cash......................................       49,476
  Receivable for securities sold............       18,016
  Receivable for fund shares sold...........       53,145
  Dividends & accrued interest receivable...       12,150
  Other.....................................           51
                                              -----------
    Total assets............................   10,639,048
                                              -----------
Liabilities:
  Payable for securities purchased..........      404,093
  Payable for fund shares redeemed..........       14,001
  Payable for investment management services
    (note 3)................................        7,548
  Other accrued expenses....................       23,467
                                              -----------
    Total liabilities.......................      449,109
                                              -----------
Net assets at market value..................  $10,189,939
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,004,163
  Paid-in capital in excess of par value....    9,297,056
  Accumulated net realized loss on
    investments.............................     (676,781)
  Net unrealized appreciation on
    investments.............................      565,501
                                              -----------
Net assets at market value..................  $10,189,939
                                              ===========
Shares outstanding (note 4).................    1,004,163
Net asset value per share...................  $     10.15
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest....................................  $  15,802
  Dividends...................................    153,487
                                                ---------
    Total investment income...................    169,289
                                                ---------
Expenses:
  Management fees (note 3)....................     82,900
  Custodian fees (note 3).....................      4,900
  Directors' fees (note 3)....................        213
  Professional fees...........................      7,832
  Accounting and transfer agent fees (note
    3)........................................     11,725
  Printing fees...............................      1,500
  Filing fees.................................        363
  Conversion expense (note 3).................      1,451
  Other.......................................        113
                                                ---------
    Total expenses............................    110,997
                                                ---------
    Net investment income.....................     58,292
                                                ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments..........   (587,039)
  Change in unrealized appreciation
    (depreciation) on investments.............    155,383
                                                ---------
      Net loss on investments.................   (431,656)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(373,364)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                                 2001           2000
                                                              -----------    ----------
From operations:
  Net investment income.....................................  $    58,292    $   35,638
  Realized loss on investments..............................     (587,039)      (76,294)
  Unrealized appreciation (depreciation) on investments.....      155,383       214,320
                                                              -----------    ----------
      Net increase (decrease) in assets from operations.....     (373,364)      173,664
                                                              -----------    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (58,051)      (35,220)
  Capital gains distributions...............................            0       (25,185)
  Return of capital.........................................       (1,524)            0
                                                              -----------    ----------
      Total dividends and distributions.....................      (59,575)      (60,405)
                                                              -----------    ----------
From capital share transactions (note 4):
  Received from shares sold.................................    5,557,649     3,382,706
  Received from dividends reinvested........................       59,575        60,405
  Paid for shares redeemed..................................   (2,941,480)     (393,210)
                                                              -----------    ----------
      Increase in net assets derived from capital share
       transactions.........................................    2,675,744     3,049,901
                                                              -----------    ----------
         Increase in net assets.............................    2,242,805     3,163,160
Net Assets:
  Beginning of period.......................................    7,947,134     4,783,974
                                                              -----------    ----------
  End of period (a).........................................  $10,189,939    $7,947,134
                                                              ===========    ==========
(a) Includes undistributed net investment income of.........  $         0    $      431
                                                              ===========    ==========

 FINANCIAL HIGHLIGHTS

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------      MAY 1, 1998 TO
                                                               2001      2000      1999     DECEMBER 31, 1998*
                                                              ------    ------    ------    ------------------
Per share data:
Net asset value, beginning of period........................  $10.66    $10.66    $10.22          $10.00
Income (loss) from investment operations:
  Net investment income.....................................    0.06      0.06      0.05            0.00
  Net realized & unrealized gain (loss) on investments......   (0.51)     0.04      0.56            0.23
                                                              ------    ------    ------          ------
    Total income (loss) from investment operations..........   (0.45)     0.10      0.61            0.23
                                                              ------    ------    ------          ------
Less distributions:
  Dividends from net investment income......................   (0.06)    (0.06)    (0.05)          (0.01)
  Distributions from net realized capital gains.............    0.00     (0.04)    (0.12)           0.00
                                                              ------    ------    ------          ------
      Total distributions...................................   (0.06)    (0.10)    (0.17)          (0.01)
                                                              ------    ------    ------          ------
Net asset value, end of period..............................  $10.15    $10.66    $10.66          $10.22
                                                              ======    ======    ======          ======
Total return................................................   (4.23)%    1.08%     5.86%           2.34%(b)
Ratios and supplemental data:
  Ratios net of fees waived by advisor:
    Ratio of expenses to average net assets.................    1.20%     1.25%     1.35%           1.84%(a,c)
    Ratio of net investment income to average net assets....    0.63%     0.60%     0.53%           0.25%(a,c)
  Ratios assuming no fees waived by advisor:
    Ratio of expenses to average net assets.................    1.20%     1.25%     1.35%           2.26%(a,c)
Portfolio turnover rate.....................................      27%       35%       29%             32%
Net assets at end of period (millions)......................  $ 10.2    $  7.9    $  4.8          $  2.9

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
(c) The advisor had elected to reimburse certain expenses of the Blue Chip portfolio.
  *  Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -11.83%
Three year                                  -2.89%
Since inception (5/1/98)                    -0.82%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The year 2001 was a highly volatile and quite negative one for stocks. After an initial boost with an early year surprise rate cut by the Federal Reserve, the bear market commenced in earnest. The broad economy weakened throughout the year and it was declared that the U.S. was in a recession. The Federal Reserve aggressively reduced short-term interest rates throughout the year. Then, on September 11th , America was attacked, causing the U.S. financial markets to close for four days. After the stock market re-opened, each of the major indices fell to new lows for the current bear market.

The Federal Reserve continued its diligence in providing much needed liquidity to the market. According to Bank of America, money growth is now the fastest since 1983. Even as the unemployment rate rose, the consumer proved far more resilient than expected, with purchasing power fueled by rebate checks, falling energy prices, falling interest rates that caused a surge in mortgage refinancing and zero-rate automobile financing. The housing industry reported a record year in 2001.

For the year ended December 31, 2001, the Ohio National Equity Income Portfolio declined (11.83)% versus the S&P 500 Index decline of (11.88)% for the same period. As was true in 2000, the Portfolio's underperformance versus its Lipper Variable Annuity peer group was due to our long-held sector-neutral strategy which requires the Portfolio to hold weightings in each of the ten basic sectors similar to those of our S&P 500 Index benchmark. Note that the Portfolio's performance is more in line with that of the S&P 500 Index, although it performed better than the S&P 500 Index in 2001. The Portfolio's more conservative style and use of convertible securities helped significantly during the market's downturn. During the fourth quarter's impressive 10.71% S&P 500 Index rise, the portfolio returned 8.61% as compared to 7.82% for the Lipper Variable Annuity peer group index. The Portfolio lagged the S&P 500 Index during the fourth quarter largely due to its relatively conservative technology holdings, as technology fueled much of the S&P 500 Index stellar fourth quarter performance.

For the second consecutive year, the Technology sector provided the largest negative contribution to the S&P 500 Index, down 26.41%. The Utility sector fell 30.72%, the worst absolute decline, but this sector only represents 3.63% of the weight of the S&P 500, compared to Technology's 18.31%. For the year, the Portfolio's technology holdings greatly outperformed the S&P 500 Index Technology sector. The Portfolio's best performing holdings were in the defensive Consumer Staples sector.

As the new year begins, there are many reasons to feel positive about the economy and the market. Many observers believe that the recession is nearly over, and after a reasonably lengthy bear market, stocks appear much more reasonably valued. The Portfolio is positioned to enjoy a return to a positive market. As always, the Portfolio remains fully invested with blend exposure to both value and growth stocks. The value style has enjoyed two years of significant outperformance versus the growth style, hurting the Portfolio's performance relative to its peers. As growth has recently enjoyed relative outperformance, the fund experienced particularly good returns in these holdings. Still, we obtain much of our growth exposure through convertible securities. These securities both temper the Portfolio's volatility to the represented holdings and provide income to the Portfolio. Indeed, we have been able to identify convertible securities with excellent yields in a period in which high quality yield is difficult to find.

We continue to maintain the high quality of the Portfolio by holding common stocks of market-leading companies and convertible securities, of which the lion's share are rated investment grade.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                  EQUITY-INCOME (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                                  ------------------------                -------------
'5/98                                                                 $     10000                        $     10000
                                                                             9993                              10143
'98                                                                       10549.6                            11079.2
                                                                          11642.6                            12450.8
'99                                                                       12516.9                            13410.8
                                                                          12628.3                            13353.1
'00                                                                       10953.8                            12188.7
                                                                          9973.43                            11372.1
'01                                                                       9658.27                            10740.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Citigroup, Inc.                        3.2
 2.  General Electric                       2.9
 3.  Exxon Mobil Corporation                2.7
 4.  ChevronTexaco Corp.                    2.4
 5.  Pepsico, Inc.                          2.4
 6.  Pharmacia Corp.                        2.3
 7.  Lehman Brothers Holdings               2.3
 8.  Microsoft Corp.                        2.3
 9.  Int'l Business Machines                2.2
10.  American Home Products Corp.           2.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Drugs/Biotechnology                    9.3
 2.  Financial Services                     6.0
 3.  Oil, Energy & Natural Gas              5.6
 4.  Banking                                5.6
 5.  Computer & Related                     5.4

---------------

  *  Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           ADVERTISING SERVICES (2.0%)
   2,205   Omnicom Group........................  $   197,058
                                                  -----------
           AUTOMOTIVE & RELATED (0.8%)
   5,000   Ford Motor Co. ......................       78,600
                                                  -----------
           BANKING (5.6%)
   2,200   Bank of America Corp. ...............      138,490
   6,333   Citigroup Inc. ......................      319,690
   2,300   Wells Fargo Co. .....................       99,935
                                                  -----------
                                                      558,115
                                                  -----------
           COMPUTER & RELATED (5.4%)
   3,600   *Dell Computer Corp. ................       97,848
   1,800   Intl. Business Machines Corp. .......      217,728
   3,400   *Microsoft Corp. ....................      225,250
                                                  -----------
                                                      540,826
                                                  -----------
           CONSUMER PRODUCTS (2.6%)
   2,300   Johnson & Johnson Co. ...............      135,930
   1,500   Proctor & Gamble.....................      118,695
                                                  -----------
                                                      254,625
                                                  -----------
           DRUGS/BIOTECHNOLOGY (9.3%)
   1,700   Abbott Laboratories..................       94,775
   3,500   American Home Products Corp. ........      214,760
   3,000   Bristol-Meyer Squibb Co. ............      153,000
   4,325   Pfizer Inc. .........................      172,351
   5,363   Pharmacia Corp. .....................      228,732
   1,800   Schering Plough Corp. ...............       64,458
                                                  -----------
                                                      928,076
                                                  -----------
           ELECTRICAL EQUIPMENT (2.9%)
   7,300   General Electric Co. ................      292,584
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (3.9%)
   2,200   *Applied Materials Inc. .............       88,220
   5,900   Intel Corp. .........................      185,555
   4,000   Texas Instruments....................      112,000
                                                  -----------
                                                      385,775
                                                  -----------
           ENTERTAINMENT LEISURE (1.7%)
   8,000   Walt Disney Co. .....................      165,760
                                                  -----------
           FOOD & RELATED (3.8%)
   3,200   Anheuser-Busch Cos. Inc. ............      144,672
   4,830   PepsiCo Inc. ........................      235,173
                                                  -----------
                                                      379,845
                                                  -----------
           FINANCIAL SERVICES (6.0%)
   1,800   Goldman Sachs Group Inc. ............      166,950
   3,400   Lehman Brothers Holdings.............      227,120
   3,700   Morgan Stanley Dean Witter & Co. ....      206,978
                                                  -----------
                                                      601,048
                                                  -----------
           INSURANCE SERVICES (3.6%)
   2,500   American Intl. Group.................      198,500
   1,500   Marsh & McLennan Cos. Inc. ..........      161,175
                                                  -----------
                                                      359,675
                                                  -----------

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           MACHINERY (1.2%)
   2,927   Ingersoll Rand Co. ..................  $   122,378
                                                  -----------
           MEDICAL & RELATED (2.1%)
   3,900   Baxter International Inc. ...........      209,157
                                                  -----------
           METALS & MINING (1.1%)
   3,200   Alcoa Inc. ..........................      113,760
                                                  -----------
           OIL, ENERGY & NATURAL GAS (5.6%)
   2,700   Chevron Texaco Corp. ................      241,947
   6,720   Exxon Mobil Corp. ...................      264,096
   1,500   Kinder Morgan Energy Partners........       56,730
                                                  -----------
                                                      562,773
                                                  -----------
           RETAIL (4.5%)
   3,676   Home Depot Inc. .....................      187,513
   3,600   Target Corp. ........................      147,780
   1,900   Wal-Mart Stores Inc. ................      109,345
                                                  -----------
                                                      444,638
                                                  -----------
           TELECOMMUNICATIONS (4.1%)
   2,000   *Motorola Inc. ......................       93,480
   2,000   Nokia Corp. .........................       49,060
   3,900   SBC Communications Inc. .............      152,763
   2,200   Verizion Communications..............      104,412
                                                  -----------
                                                      399,715
                                                  -----------
           TOTAL U.S. COMMON STOCKS (66.2%)
            (COST $6,633,746)...................  $ 6,594,408
                                                  -----------

                                                    MARKET
 SHARES              PREFERRED STOCKS                VALUE
-------------------------------------------------------------
           AEROSPACE (1.1%)
   1,000   Northrop Grumman Corp. Conv..........  $   111,400
                                                  -----------
           BROADCAST RADIO & TV (2.6%)
   1,600   Cox Communications Inc. .............       88,272
   6,300   Mediaone Group Conv..................      171,045
                                                  -----------
                                                      259,317
                                                  -----------
           BUSINESS SERVICES (1.1%)
   2,300   Cendant Corp. Conv...................      110,906
                                                  -----------
           COMPUTERS & RELATED (1.9%)
   3,300   Electronic Data Systems..............      185,625
                                                  -----------
           CONSUMER PRODUCTS (0.6%)
     900   Estee Lauder Aces Tr. II Conv........       58,500
                                                  -----------
           FOOD & RELATED (2.1%)
   4,200   Suiza Capital Trust Conv.............      206,850
                                                  -----------
           INSURANCE (3.7%)
   1,500   *Anthem Inc. Conv....................       96,000
   2,600   Equity Secs. Trust I Conv............      115,700
     900   Metlife Capital Trust................       89,280
   1,100   Prudential Financial Conv............       64,015
                                                  -----------
                                                      364,995
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
 SHARES              PREFERRED STOCKS                VALUE
-------------------------------------------------------------
           PAPER & FOREST PRODUCTS (2.0%)
   1,600   Boise Cascade Conv...................  $    87,120
   2,500   Intl. Paper Capital Trust............      116,563
                                                  -----------
                                                      203,683
                                                  -----------
           REAL ESTATE (1.4%)
   2,500   Raytheon Co..........................      139,375
                                                  -----------
           TRANSPORTATION (1.4%)
   3,000   Union Pacific Capital Tr. Conv.......      143,250
                                                  -----------
           UTILITIES (3.4%)
   2,000   Cinergy Corp. Conv...................      110,200
   2,300   Reliant Energy.......................      118,427
   2,000   *Sierra Pacific Res. Conv............      107,000
                                                  -----------
                                                      335,627
                                                  -----------
           TOTAL PREFERRED STOCKS (21.3%) (COST
            $2,014,803).........................  $ 2,119,528
                                                  -----------

  FACE                                              MARKET
 AMOUNT           CONVERTIBLE DEBENTURES             VALUE
-------------------------------------------------------------
           COMPUTER & RELATED (0.6%)
$ 50,000   Symantec Corp. (144A) 3.000%
            11/01/06............................  $    60,938
                                                  -----------
           DRUGS/BIOTECHNOLOGY (2.0%)
 120,000   AmeriSource Health Corp. (144A)
            5.000% 12/01/07.....................      169,200
  20,000   AmeriSource Health Corp. 5.000%
            12/01/07............................       28,200
                                                  -----------
                                                      197,400
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (2.3%)
  75,000   Agilent Technologies, Inc. (144A)
            5.000% 12/01/21.....................       84,094
 100,000   LSI Logic Corp. (144A) 4.000%
            11/01/06............................       91,750
  50,000   Phototronics, Inc. (144A) 4.750%
            12/15/06............................       55,063
                                                  -----------
                                                      230,907
                                                  -----------

  FACE                                              MARKET
 AMOUNT           CONVERTIBLE DEBENTURES             VALUE
-------------------------------------------------------------
           MEDIA & PUBLISHING (1.0%)
$100,000   Liberty Media/ Viacom (144A) 3.250%
            03/15/31............................  $    98,375
                                                  -----------
           OIL, ENERGY, & NATURAL GAS (1.0%)
  90,000   Kerr-McGee Corp. 5.250% 02/15/10.....      100,800
                                                  -----------
           TOTAL CONVERTIBLE DEBENTURES (6.9%)
            (COST $676,420).....................  $   688,420
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (7.0%)
$695,000   Firstar 1.250% 01/02/2002 Repurchase
            price $695,048 Collateralized by
            FHLMC Market Value: $708,902 Face
            Value: $772,894 Due: 05/01/2016
            Interest: 6.000%....................  $   695,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (7.0%)
            (COST $695,000).....................  $   695,000
                                                  -----------
           TOTAL HOLDINGS (101.4%) (COST
            $10,019,969) (a)....................  $10,097,356
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-1.4%).................     (134,623)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $ 9,962,733
                                                  ===========

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $782. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $559,420 or 5.6% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $10,019,969).............  $10,097,356
  Cash in bank..............................      191,338
  Receivable for fund shares sold...........       21,112
  Dividends & accrued interest receivable...       13,808
  Other.....................................           62
                                              -----------
    Total assets............................   10,323,676
                                              -----------
Liabilities:
  Payable for securities purchased..........      334,214
  Payable for fund shares redeemed..........          525
  Payable for investment management services
    (note 3)................................        6,160
  Other accrued expenses....................       20,044
                                              -----------
    Total liabilities.......................      360,943
                                              -----------
Net assets at market value..................  $ 9,962,733
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,070,402
  Paid-in capital in excess of par value....   10,978,533
  Accumulated net realized loss on
    investments.............................   (2,163,589)
  Net unrealized appreciation on
    investments.............................       77,387
                                              -----------
Net assets at market value..................  $ 9,962,733
                                              ===========
Shares outstanding (note 4).................    1,070,402
Net asset value per share...................  $      9.31
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $    35,287
  Dividends..................................      198,210
                                               -----------
    Total investment income..................      233,497
                                               -----------
Expenses:
  Management fees (note 3)...................       71,760
  Custodian fees (note 3)....................        4,900
  Directors' fees (note 3)...................          259
  Professional fees..........................        6,755
  Accounting and transfer agent fees (note
    3).......................................       11,225
  Printing fees..............................        1,700
  Filing fees................................          407
  Conversion expense (note 3)................        1,692
  Other......................................          126
                                               -----------
    Total expenses...........................       98,824
                                               -----------
    Net investment income....................      134,673
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........   (1,242,957)
  Change in unrealized appreciation
    (depreciation) on investments............     (120,759)
                                               -----------
      Net loss on investments................   (1,363,716)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,229,043)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2001            2000
                                                              -----------     -----------
From operations:
  Net investment income.....................................  $   134,673     $    91,546
  Realized loss on investments..............................   (1,242,957)       (844,323)
  Unrealized appreciation (depreciation) on investments.....     (120,759)       (512,353)
                                                              -----------     -----------
      Net decrease in assets from operations................   (1,229,043)     (1,265,130)
                                                              -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (134,673)        (91,580)
  Return of capital.........................................       (1,059)            (83)
                                                              -----------     -----------
      Total dividends and distributions.....................     (135,732)        (91,663)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................    5,080,069       6,609,624
  Received from dividends reinvested........................      135,732          91,663
  Paid for shares redeemed..................................   (2,962,488)       (643,974)
                                                              -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................    2,253,313       6,057,313
                                                              -----------     -----------
         Increase in net assets.............................      888,538       4,700,520
Net Assets:
  Beginning of period.......................................    9,074,195       4,373,675
                                                              -----------     -----------
  End of period.............................................  $ 9,962,733     $ 9,074,195
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------       MAY 1, 1998 TO
                                                               2001       2000       1999      DECEMBER 31, 1999*
                                                              ------     ------     ------     ------------------
Per share data:
Net asset value, beginning of period........................  $10.70     $12.38     $10.53           $10.00
Income (loss) from investment operations:
  Net investment income.....................................    0.13       0.16       0.11             0.07
  Net realized & unrealized gain (loss) on investments......   (1.39)     (1.68)      1.85             0.53
                                                              ------     ------     ------           ------
    Total income (loss) from investment operations..........   (1.26)     (1.52)      1.96             0.60
                                                              ------     ------     ------           ------
Less distributions:
  Dividends from net investment income......................   (0.13)     (0.16)     (0.11)           (0.07)
                                                              ------     ------     ------           ------
Net asset value, end of period..............................  $ 9.31     $10.70     $12.38           $10.53
                                                              ======     ======     ======           ======
Total return................................................  (11.83)%   (12.49)%    18.58%            5.92%(b)
Ratios and supplemental data:
  Ratios net of fees waived by advisor:
    Ratio of expenses to average net assets.................    1.03%      1.08%      1.28%            1.77%(a,c)
    Ratio of net investment income to average net assets....    1.41%      1.32%      1.05%            1.04%(a,c)
  Ratios assuming no fees waived by advisor:
    Ratio of expenses to average net assets.................    1.03%      1.08%      1.28%            2.41%(a,c)
Portfolio turnover rate.....................................      96%        70%        50%              38%
Net assets at end of period (millions)......................  $ 10.0     $  9.1     $  4.4           $  2.2

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor had elected to reimburse certain expenses of the Equity Income portfolio.

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.
 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     4.27%
Three year                                  -0.38%
Since inception (5/1/98)                    -0.37%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The high yield market began 2001 with a strong rally in January and February, driven largely by investor perception that the aggressive rate cutting action by the Federal Reserve would lead to a "soft landing" for the economy. As the end of the first quarter approached and corporate earnings were released, it became more apparent that the economy was, in fact, in a recession. From the standpoint of the high yield market, a slowing economy creates several exogenous effects, which conspire to put pressure on performance. The first effect of a recession is lower corporate profits. Lower corporate profits limit access to new capital as commercial banks tighten lending standards and the equity market closes to companies with high levels of debt. Ultimately, in an economic environment with limited access to new capital, only those companies that are able to downsize and remain profitable at lower operating levels are able to survive. Companies that cannot "right size," eventually default and are reorganized. The default rate for the high yield market did in fact increase in 2001, and is expected to be approximately 10% for the year. The last time the annual default rate reached these levels was at the end of the last recession in 1991, when the rate was 10.3%.

The limited access to fresh capital had a strong negative impact on companies within the Wireline Telecommunications and the European Cable Television sectors. These businesses, which are in the early stages of their lifecycles, have a large need for capital to build-out infrastructure over the next several years. With access to new capital cutoff, these companies have had to significantly alter their business plans, which has caused a large decline in the valuation of these enterprises. Many of the weaker companies in these industries ultimately defaulted in late 2000 and early 2001. For example, McLeod Communications, Inc. and XO Communications, Inc., are currently negotiating with bondholders on out-of-court debt restructurings. Also, Level III Communications and affiliates of United Pan-Europe Communications conducted Dutch Auctions and repurchased large amounts of debt at deep discounts.

For the year ended December 31, 2001, the Ohio National High Income Bond Portfolio gained 4.27% for the period, versus the Merrill Lynch High Yield Index gain of 6.19% for the same period. The Portfolio outperformed the average of the Lipper High Yield Universe, which had a return of 1.82% during the year. The Portfolio's underweight in BB-rated securities was the main reason for its underperformance versus the index. At the beginning of 2001, 25.20% of the Portfolio was invested in securities rated BB- or higher, compared to 39.45% for the Merrill Lynch High Yield Index. BB-rated securities outperformed B-rated securities by 8.47%, due primarily to the heightened credit concerns as the economy continued to weaken. The Portfolio's overweight in deferred interest securities also had a negative impact on performance.

The Portfolio's performance was negatively impacted by its exposure to the telecommunications market. At the beginning of 2001, the Portfolio's exposure to the Wireline Telecommunications sector was 12.80% of total net assets. For the year, the Wireline sector for the market had a return of (48.92)%. Approximately 1.21% of the Portfolio's beginning Wireline exposure were to Intermedia Communications, which was acquired by Worldcom, Inc., and was sold over the course of the year at prices near and above par. The Portfolio aggressively sold off exposure in the wireline segment, primarily from March through May. At year-end, the Portfolio's exposure to Wireline Telecommunications was approximately 2.00% of net assets. The Portfolio's primary wireline holdings currently include XO Communications, Inc., Call-Net Enterprises, Inc., Global Crossing Holdings, Ltd. and McLeod Communications, Inc.

We expect economic activity to improve as 2002 unfolds given the substantial monetary and fiscal policy stimulus that occurred in 2001. However, the first quarter will most likely remain somewhat weak. We believe that default rates have already peaked and will fall throughout 2002. These factors should lead to tightening yield spreads and good relative performance for high yield securities. We continue to seek issuers that can survive until business conditions improve and that offer attractive risk return opportunities. We are maintaining positions in stable performers in the health care and Consumer Non-Durable sectors while looking to be more aggressive in high quality issuers in more economically sensitive sectors like Automotive suppliers and Hotel, Motel,

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

Inn & Casino operators. Given the difficult economic situation, individual security selection will be crucial to good performance in 2002.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                             HIGH INCOME BOND PORTFOLIO
                                                         (COMMENCED OPERATIONS MAY 1, 1998)   MERRILL LYNCH HIGH-YIELD BOND INDEX
                                                         ----------------------------------   -----------------------------------
5/98                                                               $     10000                          $     10000
                                                                         10090                                10118
'98                                                                     9958.8                                10036
                                                                         10172                                10312
'99                                                                    10157.7                              10293.5
                                                                        9963.7                              10198.8
'00                                                                     9435.6                               9774.5
                                                                       9655.47                              10249.5
'01                                                                    9838.92                              10379.7

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Merrill Lynch High-Yield Bond is an index consisting of all domestic and Yankee high-yield bonds with a minimum outstanding amount of $100 million and maturing over 1 year. The quality range is less than BBB-/Baa3 but not in default (DDD1 or less). Split-rated issues (investment grade by one rating agency and high-yield by another) are included in this index based on the bond's corresponding composite rating.

 TOP 10 BOND HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Charter Communications H Sr
     Disc Note 0% 4/01/11                   1.9
 2.  Premier Parks Inc. 0% 4/1/08           1.8
 3.  Nextel Communications 9.375%
     11/15/09                               1.7
 4.  Tenet Healthcare Corp. 8.125%
     12/01/08                               1.7
 5.  GS Escrow Corp. 7.125% 8/1/05          1.6
 6.  Allied Waste NA 7.625% 1/1/06          1.6
 7.  Calpine Corp. Sr. Notes 8.5%
     2/15/11                                1.5
 8.  Lear Corp. 8.11% 5/15/09               1.4
 9.  Sinclair Broadcast Group
     8.75% 12/15/07                         1.3
10.  Charter Comm Hldgs, LLC 0%
     1/15/11                                1.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Telecommunications & Cellular          10.6
 2.  Medical & Related                       9.0
 3.  Cable TV                                8.1
 4.  Consumer Products                       6.1
 5.  Food & Related                          5.6

---------------

  *  Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           AEROSPACE (0.7%)
$ 50,000   Alliant Techsystems Inc. 8.500%
            5/15/11.............................  $    52,250
  50,000   Anteon Corp. 12.000% 5/15/09.........       53,750
                                                  -----------
                                                      106,000
                                                  -----------
           AUTOMOTIVE & RELATED (3.7%)
  50,000   Accuride Corp. 9.250% 2/01/08........       26,250
  50,000   Aftermarket Technology Series D
            12.000% 8/01/04.....................       51,250
 100,000   American Axle & Mfg. Inc. 9.750%
            3/01/09.............................      105,500
  50,000   Arvin Industries Inc. 7.125%
            3/15/09.............................       46,385
  50,000   Collins & Aikman Product (144A)
            10.750% 12/31/11....................       50,250
 100,000   Dana Corp. (144A) 9.000% 8/15/11.....       92,500
 225,000   Lear Corp. 8.110% 5/15/09............      227,399
                                                  -----------
                                                      599,534
                                                  -----------
           BANKING (1.6%)
 250,000   GS Escrow Corp. 7.125% 8/01/05.......      251,035
                                                  -----------
           BROADCAST RADIO & TV (3.5%)
  75,000   Acme Television 10.875% 9/30/04......       72,468
 150,000   *Fox/Liberty Networks LLC due 8/15/07
            0% till 8/15/07 then 9.750%.........      150,188
  50,000   Fox/Liberty Networks 8.875%
            8/15/07.............................       52,813
  50,000   Lin Television 8.000% 1/15/08........       50,625
 200,000   Sinclair Broadcast Grp 8.750%
            12/15/07............................      202,000
  50,000   XM Satellite Radio Inc. 14.000%
            3/15/10.............................       39,750
                                                  -----------
                                                      567,844
                                                  -----------
           BUILDING & CONSTRUCTION (1.2%)
  50,000   ISG Resources 10.000% 4/15/08........       42,750
  50,000   NCI Building Systems Inc. Ser. B
            9.250% 5/01/09......................       48,750
  50,000   Nortek Inc. 9.125% 9/01/07...........       51,250
  50,000   WCI Communities Inc. 10.625%
            2/15/11.............................       52,000
                                                  -----------
                                                      194,750
                                                  -----------
           BUSINESS EQUIPMENT & SERVICES (3.2%)
 100,000   Buhrmann US Inc. 12.250% 11/01/09....      101,000
  50,000   *Crown Castle Intl. Corp. due 5/15/11
            0% till 5/15/04 then 10.375%........       31,500
 150,000   *Crown Castle Intl. Corp. due 8/01/11
            0% till 8/1/04......................       94,500
 150,000   Fisher Scientific Intl. 9.000%
            2/01/08.............................      155,250
  50,000   Global Imaging Systems, Inc. 10.750%
            2/15/07.............................       50,250
 100,000   Sitel Corp. NT 9.250% 3/15/06........       80,500
 100,000   *US Office Products Co. (144A) (b)(c)
            9.750% 6/15/08......................        2,500
                                                  -----------
                                                      515,500
                                                  -----------
           CABLE TV (8.1%)
 150,000   CSC Holdings Inc. 7.250% 7/15/08.....      150,180

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CABLE TV (CONTINUED)
$425,000   *Charter Communications due 4/01/11
            0% till 4/01/04 then 9.920%.........  $   308,125
 300,000   *Charter Communications due 1/15/11
            0% till 1/15/06 then 13.50%.........      198,000
 125,000   *Diamond Cable Communications due
            2/15/07 0% till 2/15/02 then
            10.750%.............................       29,375
 150,000   Echostar Communciations 9.375%
            2/01/09.............................      155,250
 500,000   *NTL Inc. due 4/01/08 0% till 4/01/03
            then 9.750%.........................      142,500
  75,000   *NTL Inc. due 10/01/08 0% till
            10/01/03 then 12.375%...............       18,563
 100,000   *Pegasus Satellite due 3/01/07 0%
            till 3/01/04 then 13.500%...........       57,500
  50,000   Quebecor Media Inc. 11.125%
            7/15/11.............................       53,500
  50,000   *Quebecor Media Inc. due 7/15/11 0%
            till 7/01/06 then 13.750%...........       30,250
 175,000   Telewest Communications PLC 11.000%
            10/01/07............................      126,000
  75,000   *United Intl. Hdlg. Ser. B due
            2/15/08 0% till 2/15/03 then
            10.750%.............................       16,125
 177,000   *United Pan-Europe Communications due
            8/01/09 0% till 8/01/04 then
            12.500%.............................       18,585
                                                  -----------
                                                    1,303,953
                                                  -----------
           CHEMICALS (3.4%)
  50,000   Airgas Inc. 9.125% 10/01/11..........       53,000
  50,000   Compass Minerals Group (144A) 10.000%
            8/15/11.............................       52,125
  75,000   Equistar Chemical Funding 10.125%
            9/01/08.............................       75,938
  50,000   Foamex LP 13.500% 8/15/05............       41,250
  50,000   Foamex LP 9.875% 6/15/07.............       37,250
  50,000   Huntsman ICI Chemicals 10.125%
            7/01/09.............................       47,750
  50,000   Lyondell Chemical Co. 9.625%
            5/01/07.............................       50,500
 100,000   Lyondell Chemical Co. 10.875%
            5/01/09.............................       93,500
  50,000   OM Group Inc. (144A) 9.250%
            12/15/11............................       50,750
  50,000   Texas Petrochemicals Corp. 11.125%
            7/01/06.............................       41,250
                                                  -----------
                                                      543,313
                                                  -----------
           CONSUMER PRODUCTS (6.1%)
  75,000   Albecca Inc. 10.750% 8/15/08.........       77,625
  50,000   American Greeting Corp. (144A)
            11.750% 7/15/08.....................       50,750
 100,000   Amscan Holdings Inc. 9.875%
            12/15/07............................       79,500
  50,000   Armkel Corp. (144A) 9.500% 8/15/09...       52,750
 100,000   Chattem Inc. Ser.B 8.875% 4/01/08....       97,500
  75,000   Jostens Inc. 12.750% 5/01/10.........       84,000
  50,000   Levi Strauss & Co. 11.625% 1/15/08...       44,875
 100,000   Playtex Products Inc. 9.370%
            6/01/11.............................      105,500
 100,000   Revlon Consumer Products Corp. 8.625%
            2/01/08.............................       42,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CONSUMER PRODUCTS (CONTINUED)
$175,000   *Sealy Mattress Co. Ser.B due
            12/05/07 0% till 12/15/02 then
            10.875%.............................  $   147,000
  50,000   True Temper Sports Inc. Ser.B 10.875%
            12/01/08............................       51,000
 100,000   United Industries Corp. 9.875%
            4/01/09.............................       94,500
  50,000   Volume Services America 11.250%
            3/01/09.............................       48,750
                                                  -----------
                                                      976,250
                                                  -----------
           CONTAINERS (3.7%)
 150,000   Owens-Illinois Inc. 7.150% 5/15/05...      138,750
  75,000   Owens-Illinois Inc. 8.100% 5/15/07...       68,625
  50,000   Plastipak Holdings (144A) 10.750%
            9/01/11.............................       52,750
  75,000   Pliant Corp./Huntsman Packaging
            13.000% 6/01/10.....................       78,563
   6,666   Russell Stanley Holdings (144A)
            9.000% 11/30/08.....................        5,000
  75,000   Sealed Air Corp. 8.750% 7/01/08
            (144A)..............................       75,161
  75,000   Stone Container 9.750% 2/01/11.......       80,061
 100,000   Tenki-Plex Inc. 12.750% 6/15/10......       99,000
                                                  -----------
                                                      597,910
                                                  -----------
           CONGLOMERATES (0.4%)
 125,000   Eagle Pitcher Ind. 9.375% 3/01/08....       65,625
                                                  -----------
           ECOLOGICAL SERVICES & EQUIPMENT (3.0%)
 250,000   Allied Waste N.A. 7.625% 1/01/06.....      247,500
 175,000   Allied Waste N.A. 10.000% 8/01/09....      181,125
  50,000   Allied Waste N.A. (144A) 8.500%
            12/01/08............................       50,750
                                                  -----------
                                                      479,375
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (1.1%)
  60,000   Amphenol Corp. 9.875% 5/15/07........       64,200
  50,000   Fairchild Semiconductor 10.375%
            10/01/07............................       52,250
  50,000   Telecommunications Techniques 9.750%
            5/15/08.............................       15,250
  50,000   Wesco Distribution Inc. 9.125%
            6/01/08.............................       47,000
                                                  -----------
                                                      178,700
                                                  -----------
           ENTERTAINMENT & LEISURE (1.8%)
 100,000   *AMF Bowling Worldwide Inc. (144A)
            (b)(c) 12.250% 3/15/06..............        1,500
 325,000   *Premier Parks Inc. due 4/01/08 0%
            till 4/01/03 then 10.000%...........      279,500
                                                  -----------
                                                      281,000
                                                  -----------
           FOOD & RELATED (5.6%)
 125,000   Agrilink Foods Inc. 11.875%
            11/01/08............................      116,875
 100,000   Carrols Corp. 9.500% 12/01/08........       96,000
 100,000   Constellation Brands Inc. 8.000%
            2/15/08.............................      101,000
 100,000   Del Monte Corp. 9.250% 5/15/11.......      104,500
  50,000   Dimon, Inc. (144A) 9.625% 10/15/11...       51,750
 100,000   Dominos Inc. 10.375% 1/15/09.........      106,500
 100,000   Eagle Family Foods 8.750% 1/15/08....       65,500
  50,000   Land O' Lakes Inc. (144A) 8.750%
            11/15/11............................       48,250

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           FOOD & RELATED (CONTINUED)
$ 50,000   Michael Foods 11.750% 4/01/011.......  $    54,250
  50,000   New World Pasta Co. 9.250% 2/15/09...       46,250
  50,000   Pilgrim's Pride 9.625% 9/15/11.......       53,000
  50,000   Smithfield Foods Inc. (144A) 8.000%
            10/15/09............................       51,500
                                                  -----------
                                                      895,375
                                                  -----------
           FORESTRY & PAPER PRODUCTS (1.7%)
  50,000   Georgia-Pacific Corp. 7.500%
            5/15/06.............................       49,637
 125,000   Georgia-Pacific Corp. 8.125%
            5/15/11.............................      122,825
  50,000   Riverwood Intl. Co. 10.625%
            8/01/07.............................       52,250
  50,000   Riverwood Intl. Co. 10.875%
            4/01/08.............................       50,750
                                                  -----------
                                                      275,462
                                                  -----------
           HOTELS & LODGING (4.0%)
  50,000   Courtyard By Marriott II 10.750%
            2/01/08.............................       51,312
  50,000   Felcor Lodging LP (144A) 9.500%
            9/15/08.............................       50,125
  32,000   Felcor Lodging LP 8.500% 6/01/11.....       31,040
  50,000   Florida Panthers Boca Resorts 9.875%
            4/15/09.............................       52,500
 100,000   Hilton Hotels Corp. 7.625% 5/15/08...       95,265
 175,000   HMH Properties Inc. Series B 7.875%
            8/01/08.............................      161,875
  75,000   ITT Corp. 6.750% 11/15/05............       72,284
  75,000   Meristar Hospitality 9.125%
            1/15/11.............................       70,688
  50,000   Vail Resorts, Inc. (144A) 8.750%
            5/15/09.............................       48,750
                                                  -----------
                                                      633,839
                                                  -----------
           INDUSTRIAL (1.2%)
 100,000   MMI Products Inc. 11.250% 4/15/07....       92,750
 100,000   Unifrax Investment Corp. 10.500%
            11/01/03............................       98,500
                                                  -----------
                                                      191,250
                                                  -----------
           MACHINERY (1.9%)
 125,000   AGCO Corp. 9.500% 5/01/08............      131,250
  50,000   Briggs & Stratton Corp. 8.875%
            3/15/11.............................       52,000
 100,000   Columbus McKinnion Corp. 8.500%
            4/01/08.............................       93,500
 100,000   Simonds Industries, Inc. (144A)
            10.250% 7/01/08 (c).................       30,500
                                                  -----------
                                                      307,250
                                                  -----------
           MANUFACTURING (0.5%)
  50,000   Blount Inc. 13.000% 8/01/09..........       22,750
  50,000   Cabot Safety Corp. 12.500% 7/15/05...       50,250
                                                  -----------
                                                       73,000
                                                  -----------
           MEDICAL & RELATED (9.0%)
 100,000   Alliance Imaging Inc. 10.375%
            4/15/11.............................      107,000
  50,000   Alaris Medical Systems, Inc. 9.750%
            12/01/06............................       47,750
  50,000   Alaris Medical Systems, Inc. (144A)
            11.625% 12/01/06....................       54,250

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (CONTINUED)
$ 50,000   Amerisource Bergen Corp. (144A)
            8.125% 9/01/08......................  $    51,500
 125,000   Columbia HCA Healthcare 6.910%
            6/15/05.............................      127,255
 100,000   Conmed Corp. 9.000% 3/15/08..........      101,500
 100,000   Hanger Orthopedic Group 11.250%
            6/15/09.............................       93,500
 125,000   HCA -- The Health Care Co. 8.750%
            9/01/10.............................      137,188
  50,000   Hudson Respiratory Care Inc. 9.125%
            4/15/08.............................       35,500
  50,000   Insight Health Services (144A) 9.875%
            11/01/11............................       51,750
 150,000   Kinetic Concepts Inc. 9.625%
            11/01/07............................      150,000
  50,000   Magellan Health Services, Inc. (144A)
            9.375%..............................       51,000
  50,000   Owens & Minor Inc. 8.500% 7/15/11....       53,500
 250,000   Tenet Healthcare Corp. 8.125%
            12/01/08............................      268,675
  50,000   Triad Hospitals 8.750% 5/01/09.......       52,750
  50,000   Vanguard Health Systems (144A) 9.750%
            8/01/11.............................       51,500
                                                  -----------
                                                    1,434,618
                                                  -----------
           METAL & MINING (1.6%)
 100,000   Euramax Intl. 11.250% 10/01/06.......       96,000
  50,000   Neenah Corp. Ser.B 11.125% 5/01/07...       27,250
 100,000   Neenah Corp. Ser.F 11.125% 5/01/07...       54,500
  50,000   *Republic Technologies International,
            Inc. (144A) 13.750% 7/15/09 (c).....        3,500
  75,000   Ryerson Tull Inc. 9.120% 7/15/06.....       70,875
                                                  -----------
                                                      252,125
                                                  -----------
           OIL, ENERGY & NATURAL GAS (3.7%)
  50,000   AmeriGas Partners LP (144A) 8.875%
            5/20/11.............................       52,000
  50,000   BRL Universal Equipment 8.875%
            2/15/08.............................       52,250
  50,000   Comstock Resources Inc. 11.250%
            5/01/07.............................       49,250
  75,000   Dresser Inc. 9.375% 4/15/11..........       76,500
  50,000   Forest Oil Corp. 10.500% 1/15/06.....       53,250
  50,000   Grey Wolf Inc. 8.875% 7/01/07........       48,750
 100,000   Hanover Equipment Trust (144A) 8.750%
            9/01/11.............................      104,000
  50,000   Lone Star Technologies 9.000%
            6/01/11.............................       42,250
  50,000   Pogo Production Co. 10.375%
            2/15/09.............................       54,250
  50,000   Tesoro Petroleum Corp. (144A) 9.625%
            11/01/08............................       52,125
                                                  -----------
                                                      584,625
                                                  -----------
           PRINTING & PUBLISHING (1.4%)
  75,000   Advanstar Communications 12.000%
            2/15/11.............................       54,375
  50,000   Belo (A.H.) Corp. 8.000% 11/01/08....       50,840
  50,000   Yell Finance BV 10.750% 8/01/11......       54,000
 100,000   *Yell Finance BV due 8/01/11 0% till
            8/01/06 then 13.500%................       61,500
                                                  -----------
                                                      220,715
                                                  -----------
           REAL ESTATE & LEASING (0.6%)
 100,000   Trizec Finance Ltd. 10.875%
            10/15/05............................      102,500
                                                  -----------
           RENTAL AUTO/EQUIPMENT (1.1%)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
$125,000   United Rentals Inc. 10.750%
            4/15/08.............................  $   133,125
  50,000   United Rentals Inc. 9.000% 4/01/09...       48,000
                                                  -----------
                                                      181,125
                                                  -----------
           RETAIL (1.7%)
  50,000   Advance Stores Co., Inc. (144A)
            10.250% 4/15/08.....................       51,250
  50,000   The Gap, Inc. (144A) 8.800%
            12/15/08............................       43,076
  50,000   JC Penny Co., Inc. 7.375% 6/15/04....       49,688
  75,000   Michaels Stores 9.250% 7/01/09.......       80,250
  50,000   Petco Animal Supplies, Inc. (144A)
            10.750% 11/01/11....................       52,000
                                                  -----------
                                                      276,264
                                                  -----------
           TELECOMMUNICATIONS & CELLULAR (10.6%)
 150,000   *AirGate PCS Inc. due 10/01/09 0%
            till 10/01/04 then 13.500%..........      114,000
  50,000   Alamosa Delaware 12.500% 2/01/11.....       50,750
 175,000   *Alamosa PCS Hdlg. Inc. due 2/15/10
            0% till 2/15/05 then 12.870%........      107,625
  50,000   American Tower Systems 9.375%
            2/01/09.............................       40,375
  50,000   Asia Global Crossing 13.375%
            10/15/10............................       17,750
 150,000   *Call-Net Enterprises Inc. due
            8/15/07 0% till 8/15/02 then
            9.270%..............................       48,750
 100,000   *Call-Net Enterprises Inc. due
            5/15/09 0% till 5/15/04 then
            10.800%.............................       24,500
  50,000   Echostar Broadband Corp. 10.375%
            10/01/07............................       52,500
 125,000   *Global Crossing Hldgs. Ltd. 9.500%
            11/15/09 (c)........................       16,875
  50,000   Horizion PCS, Inc. (144A) 13.750%
            6/15/11.............................       49,750
  75,025   Loral Cyberstar Inc. 10.000%
            7/15/06.............................       72,969
 250,000   *McLeod USA, Inc. (144A) due 3/01/07
            0% till 3/01/02 then 10.500%
            (b)(c)..............................       53,750
 100,000   Millicom Intl. Cellular 13.500%
            6/01/06.............................       66,500
 225,000   *Nextel Communications due 2/15/08 0%
            till 2/15/03 then 9.950%............      155,250
 350,000   Nextel Communications 9.375%
            11/15/09............................      276,500
  50,000   Nextel Partners, Inc. (144A) 12.500%
            11/15/09............................       44,750
 150,000   *Nextlink Communications (144A) due
            6/01/09 0% till 6/01/04 then
            12.250%(c)..........................       12,000
  50,000   *Psinet Inc. (144A) 11.000%
            8/01/09 (c).........................        4,125
 100,000   *Psinet Inc. (144A) 10.000%
            2/15/05 (c).........................        8,250
 100,000   Rogers Cantel 8.800% 10/01/07........       98,500
 100,000   *Tritel PCS, Inc. due 5/15/09 0% till
            5/15/04 then 12.750%................       85,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & CELLULAR (CONTINUED)
$ 50,000   *Triton PCS, Inc. due 5/01/08 0% till
            5/01/03 then 11.000%................  $    45,500
  75,000   Triton PCS, Inc. 9.375% 2/01/11......       77,625
  50,000   Triton PCS, Inc. (144A) 8.750%
            11/15/11............................       50,250
 225,000   *Viatel, Inc. due 4/15/08 0% till
            4/15/03 then 12.500% (144A) (c).....          563
  33,000   VoiceStream Wireless 10.375%
            11/15/09............................       37,950
  81,000   *VoiceStream Wireless Holdings due
            11/15/09 0% till 11/15/04 then
            11.875%.............................       69,761
 225,000   *XO Communications due 4/15/08 0%
            till 4/15/03 then 9.450% (144A).....       18,000
                                                  -----------
                                                    1,700,618
                                                  -----------
           TEXTILES & RELATED (0.9%)
  50,000   GFSI Inc. Ser. B 9.625% 3/01/07......       31,750
  50,000   *Pillowtex Corp. (144A) 10.000%
            11/15/06 (b)(c).....................          500
 100,000   William Carter Co. (144A) 10.875%
            8/15/11.............................      108,000
                                                  -----------
                                                      140,250
                                                  -----------
           TRANSPORTATION & EQUIPMENT (1.5%)
 100,000   Allied Holdings Inc. 8.625%
            1/01/07.............................       42,500
 100,000   *Gearbulk Holding Ltd. 11.250%
            12/01/04............................      103,000
 100,000   Stena Line AB 10.500% 12/15/05.......      101,500
                                                  -----------
                                                      247,000
                                                  -----------
           UTILITIES (5.2%)
 150,000   Caithness Coso Fund Corp. 9.050%
            12/15/09............................      153,750
 275,000   Calpine Corp. 8.500% 2/15/11.........      246,125
  50,000   CMS Energy Corp. 7.500% 1/1/09.......       47,750
 150,000   CMS Energy Corp. 8.500% 4/15/11......      149,625
  75,000   CMS Energy Corp. 8.900% 7/15/08......       76,500
 100,000   El Paso Electric Co. 9.400%
            5/01/11.............................      106,050
  50,000   *Niagara Mohawk Power Series H due
            7/01/10 0% till 7/01/03 then
            8.500%..............................       45,761
                                                  -----------
                                                      825,561
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (93.7%)
            (COST $17,056,723)..................  $15,002,366
                                                  -----------

                                                    MARKET
SHARES               PREFERRED STOCKS                VALUE
-------------------------------------------------------------
          BROADCAST RADIO & TV (0.2%)
    375   Sinclair Capital......................  $    37,969
                                                  -----------
          PRINTING & PUBLISHING (0.7%)
  1,300   Primedia Inc. Series H................       60,125
  1,000   Primedia Inc. ........................       41,500
                                                  -----------
                                                      101,625
                                                  -----------
          TOTAL PREFERRED STOCKS (0.9%) (COST
           $242,366)............................  $   139,594
                                                  -----------

                                                    MARKET
 SHARES                  WARRANTS                    VALUE
-------------------------------------------------------------
      75   Jostens Inc. ........................  $     1,519
      75   Pliant Corp. ........................          131
      50   XM Satellite Radio...................        1,525
                                                  -----------
           TOTAL WARRANTS (0.0%)................  $     3,175
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (3.3%)
  $529,000   Firstar 1.250% 1/02/2002
              Repurchase price $529,036
              Collateralized by FHLMC
              Market Value: $539,581
              Face Value: $588,289
              Due: 5/01/2016
              Interest: 6.000%..................  $   529,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (3.3%)
              (COST $529,000)...................  $   529,000
                                                  -----------
             TOTAL HOLDINGS (97.9%) (COST
              $17,828,089) (a)..................  $15,674,135
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (2.1%)................      338,678
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $16,012,813
                                                  ===========

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $735,752.
        See note 1.
   (b) Represents an illiquid security, the value of these securities amounted to $58,250 or 0.36%.
   (c)  Represents a defaulted security.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,785,550 or 11.2% of total net assets. These securities were deemed liquid, unless otherwise noted, pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $17,828,089).............  $15,674,135
  Cash......................................          372
  Receivable for fund shares sold...........       43,168
  Dividends & accrued interest receivable...      317,594
  Other.....................................           83
                                              -----------
    Total assets............................   16,035,352
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........            8
  Payable for investment management services
    (note 3)................................       10,162
  Accrued professional fees.................        8,147
  Other accrued expenses....................        4,222
                                              -----------
    Total liabilities.......................       22,539
                                              -----------
Net assets at market value..................  $16,012,813
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,187,988
  Paid-in capital in excess of par value....   17,373,232
  Accumulated net realized loss on
    investments.............................   (2,130,205)
  Net unrealized depreciation on
    investments.............................   (2,153,954)
  Undistributed net investment income.......      735,752
                                              -----------
Net assets at market value..................  $16,012,813
                                              ===========
Shares outstanding (note 4).................    2,187,988
Net asset value per share...................  $      7.32
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $ 1,517,647
  Dividends..................................       26,523
                                               -----------
    Total investment income..................    1,544,170
                                               -----------
Expenses:
  Management fees (note 3)...................      118,384
  Custodian fees (note 3)....................        4,950
  Directors' fees (note 3)...................          402
  Professional fees..........................        7,952
  Accounting and transfer agent fees (note
    3).......................................       43,075
  Printing fees..............................        2,547
  Filing fees................................          601
  Conversion expense (note 3)................        2,850
  Other......................................          219
                                               -----------
    Total expenses...........................      180,980
                                               -----------
    Net investment income....................    1,363,190
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........   (1,542,795)
  Change in unrealized appreciation
    (depreciation)
    on investments...........................      797,322
                                               -----------
      Net loss on investments................     (745,473)
                                               -----------
      Net increase in net assets from
         operations..........................  $   617,717
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                                 2001           2000
                                                              -----------    -----------
From operations:
  Net investment income.....................................  $ 1,363,190    $   912,760
  Realized loss on investments..............................   (1,542,795)      (390,607)
  Unrealized appreciation (depreciation) on investments.....      797,322     (1,553,739)
                                                              -----------    -----------
      Net increase (decrease) in assets from operations.....      617,717     (1,031,586)
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................   (1,320,942)      (914,333)
  Return of capital.........................................     (720,022)             0
                                                              -----------    -----------
      Total dividends and distributions.....................   (2,040,964)      (914,333)
From capital share transactions (note 4):
  Received from shares sold.................................    9,101,553      3,994,751
  Received from dividends reinvested........................    2,040,964        914,333
  Paid for shares redeemed..................................   (8,307,944)      (972,169)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................    2,834,573      3,936,915
                                                              -----------    -----------
         Increase in net assets.............................    1,411,326      1,990,996
Net Assets:
  Beginning of period.......................................   14,601,487     12,610,491
                                                              -----------    -----------
  End of period (a).........................................  $16,012,813    $14,601,487
                                                              ===========    ===========
(a) Includes undistributed net investment income of.........  $   735,752    $    12,047
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------      MAY 1, 1998 TO
                                                               2001      2000      1999     DECEMBER 31, 1998*
                                                              ------    ------    ------    ------------------
Per share data:
Net asset value, beginning of period........................  $ 8.02    $ 9.22    $ 9.59          $10.00
Income (loss) from investment operations:
  Net investment income.....................................    1.03(c)   0.58      0.57            0.38
  Net realized & unrealized loss on investments.............   (0.70)(c)  (1.20)   (0.38)          (0.40)
                                                              ------    ------    ------          ------
    Total income (loss) from investment operations..........    0.33     (0.62)     0.19           (0.02)
                                                              ------    ------    ------          ------
Less distributions:
  Dividends from net investment income......................   (1.03)    (0.58)    (0.56)          (0.37)
  Distributions from net realized capital gains.............    0.00      0.00      0.00           (0.02)
                                                              ------    ------    ------          ------
      Total distributions...................................   (1.03)    (0.58)    (0.56)          (0.39)
                                                              ------    ------    ------          ------
Net asset value, end of period..............................  $ 7.32    $ 8.02    $ 9.22          $ 9.59
                                                              ======    ======    ======          ======
Total return................................................    4.27%    (7.10)%    1.95%          (0.20)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    1.15%     1.10%     1.13%           1.20%(a)
  Ratio of net investment income to average net assets......    8.64%(c)   6.67%    6.19%           5.79%(a)
Portfolio turnover rate.....................................      41%       21%       31%             11%(a)
Net assets at end of period (millions)......................  $ 16.0    $ 14.6    $ 12.6          $ 10.4

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
(c)  Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the Financial
     Statements, these amounts would have been:
     Net investment income.......................................  $ 0.91
     Net realized and unrealized gain (loss).....................  $(0.58)
     Net investment income ratio.................................    7.01%
  *  Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -14.46%
Three year                                  24.12%
Since inception (5/1/98)                    20.81%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National Capital Growth Portfolio declined (14.46)% versus the Russell 2000 Growth Index decline of (9.23)% for the same period.

The events of September 11th led to another sharp leg down in our emerging growth universe and set up a very compelling buying opportunity in late September. We were aggressive buyers in that time frame, increasing the technology weighting of the Portfolio. This strategy worked well, as technology provided us meaningful outperformance against the benchmark in the final quarter of 2001.

We owned a broad range of technology stocks in hardware, software, and networking that contributed significantly to performance. Power Integrations, Inc. is one company that provides specialized semiconductor chips for power management. Power Integrations provided significant return to the Portfolio in the fourth quarter. Power Integration designs and manufactures integrated circuits for conversion from AC to DC. We like the fact that Power Integration sells into very large end-markets and is gaining share against competitors, even in this period of economic weakness.

Data storage is another area of technology with significant long-term growth. Storage demand at the enterprise level continues to grow. Although enterprises have slowed down their spending on storage, we believe that it will resume quickly as we come out of the recession and IT spending accelerates. McDATA Corporation makes a networking switch that enables enterprises to centrally manage large numbers of storage and networking devices and manages growth in their storage capacity. Though earnings from McDATA were down in the past several quarters, revenue growth remains strong. Software hurt the Portfolio's performance for much of 2001. We believed that software would weather the economic slowdown better than it did. Stocks of companies that were leaders in various software niches got cut down to historic lows in the September correction, sometimes trading as low as one times revenues. In more-bullish environments, these stocks can trade at multiples of five to eight times revenues. We used the weakness to add to many positions and were rewarded. Software companies Agile Software Corporation, Business Objects, NetIQ Corporation and Embarcadero Technologies, Inc. all contributed significantly to fourth-quarter performance.

We had approximately 22% of the Portfolio invested in health care companies through the fourth quarter, about the same weighting as the benchmark. Many of these positions helped us throughout the year, but they were a drag on performance in the final quarter. Although fundamentals of the stocks did not change meaningfully, money seemed to rotate out of a number of stocks to get back into technology. Hospital stocks such as Province Healthcare Company and Lifepoint Hospitals, Inc. hurt performance. Our investments in generic drug makers like Barr Laboratories, Inc. and Taro Pharmaceuticals Industries Ltd. were essentially stagnant and had no meaningful impact on performance. We reduced our position in long-held Cytyc Corporation, a stock that contributed significant returns in the past several years. Trading at 45 times 2002 earnings per share, the stock is quite expensive, particularly for a medical device company. Cytyc's ThinPrep System enjoys an approximately 50% market share of the cervical cancer screening market, and Wall Street analysts expect that to go to 70% by year-end. In our analysis growth will inevitably slow down. Thus we have elected to take profits and move on.

As we look back on 2001, it is difficult not to be disappointed. Two consecutive years of negative performance can't satisfy anyone. We are surprised that it took two years to wash out the excess that was created in 1999. This correction, however, has brought many stocks in our universe back down to pre-1999 price levels. We continue to uncover emerging growth sub-sectors in areas related to Internet, wireless communications, and biotechnology, to name a few. We are optimistic that the environment for small growth investing is improving and that 2002 will bring better returns.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                 CAPITAL GROWTH (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)              RUSSELL 2000 GROWTH
                                                                 -------------------------             -------------------
'5/98                                                                 $     10000                        $     10000
                                                                             9706                               9547
'98                                                                       10339.8                            9165.12
                                                                          18424.5                            10340.1
'99                                                                       31281.1                            13115.4
                                                                          34359.2                            13276.7
'00                                                                       23144.3                            10173.9
                                                                          21707.1                            10189.2
'01                                                                       19762.1                            9244.65

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Sunrise Assisted Living                3.3
 2.  Overture Services Inc.                 3.1
 3.  InterCept Group Inc.                   2.3
 4.  Microtune Inc.                         2.1
 5.  Hispanic Broadcasting Corp.            1.9
 6.  Agile Software Corp.                   1.8
 7.  Silicon Labs                           1.7
 8.  Netiq Corp.                            1.7
 9.  Thoratec Labs Corp.                    1.7
10.  Too Inc.                               1.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Electronics/Semiconductors             18.3
 2.  Computer Software                      15.1
 3.  Medical & Related                      14.0
 4.  Computer & Related                      9.9
 5.  Drugs/Biotechnology                     8.1

---------------
* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             BROADCAST RADIO & TV (3.9%)
    15,300   *Cox Radio Inc. CL A...............  $   389,844
     5,800   *Entercom Communications Corp. ....      290,000
    27,500   *Hispanic Broadcasting Corp. ......      701,250
    11,500   *Tivo Inc. ........................       75,325
                                                  -----------
                                                    1,456,419
                                                  -----------
             BUSINESS SERVICES (1.7%)
     4,800   *AMN Health Care...................      131,520
     4,300   *Global Payments Inc. .............      147,920
     3,350   *PDI Inc. .........................       74,772
    10,700   *West Corp. .......................      266,858
                                                  -----------
                                                      621,070
                                                  -----------
             COMPUTER & RELATED (9.9%)
    15,250   *Anaren Microwave Inc. ............      264,130
    19,100   *Centillium Communications.........      150,126
    25,850   *CNET Networks Inc. ...............      231,875
    16,900   *Coinstar Inc. ....................      422,500
     3,700   *Emulex Corp. .....................      146,187
     9,200   *Freemarkets Inc. .................      220,524
    11,950   *Global Sports Inc. ...............      238,403
    18,400   *Lantronix Inc. ...................      116,288
    17,100   *McData Corp. .....................      429,381
    33,000   *Overture Services Inc. ...........    1,169,190
    11,300   *Sonicwall Inc. ...................      219,672
     2,350   *Tier Technologies Inc. ...........       50,666
     3,000   *Webex Communciations Inc. ........       74,550
                                                  -----------
                                                    3,733,492
                                                  -----------
             COMPUTER SOFTWARE (15.1%)
    40,500   *Actuate Software Corp. ...........      213,435
    39,350   *Agile Software Corp. .............      677,607
     7,900   *Business Objects..................      267,020
    22,300   *Chordiant Software Inc. ..........      176,393
     5,200   *Concord Communications............      107,380
    19,900   *Embarcadero Technologies..........      481,580
    15,900   *Entrust Inc. .....................      162,021
    17,050   *HPL Technologies Inc. ............      304,343
    29,200   *Informatica Corp. ................      423,692
    12,600   *Internet Security Systems.........      403,956
     7,400   *Macromedia Inc. ..................      131,720
     3,100   *Magna Design Automation Inc. .....       93,868
    23,800   *MatrixOne Inc. ...................      309,162
    26,000   *Mercator Software Inc. ...........      217,360
    18,200   *Netiq Corp. ......................      641,732
     7,000   *Numerical Technologies Inc. ......      246,400
    20,700   *Quest Software Inc. ..............      457,677
     4,700   *SeeBeyond Technology Corp. .......       45,590
     3,800   *Simplex Solutions Inc. ...........       62,890
     4,700   *Vastera Inc. .....................       78,067
    10,900   *WebMethods Inc. ..................      182,684
                                                  -----------
                                                    5,684,577
                                                  -----------
             DRUGS/BIOTECHNOLOGY (8.1%)
    11,000   *Abgneix Inc. .....................      370,040
    18,200   *Covance Inc. .....................      413,140

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             DRUGS/BIOTECHNOLOGY (CONTINUED)
    37,750   *Exact Sciences Corp. .............  $   387,315
     2,800   *Intermune Inc. ...................      137,928
     4,200   *KV Pharmaceutical Co. -CL A.......      123,900
    15,600   *Medarex Inc. .....................      280,176
     4,700   *Medicis Pharmaceutical CL-A.......      303,573
     4,400   *Pharmaceutical Product
              Development.......................      142,164
    13,000   *Protein Design Labs Inc. .........      426,400
     4,400   *Syncor Intl. Corp. ...............      126,016
     8,350   *Taro Pharmaceuticals Industry
              Ltd. .............................      333,582
                                                  -----------
                                                    3,044,234
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (18.3%)
     4,800   *AXT Inc. .........................      134,199
    11,000   *Aeroflex Inc. ....................      208,230
     8,600   *ESS Technology Inc. ..............      182,836
     3,200   *Elantec Semiconductor Inc. .......      122,880
     7,700   *Integrated Circuit Systems........      173,943
     5,600   *Intersil Corp. ...................      180,600
    11,000   *Ixia..............................      141,350
    20,500   *Kopin Corp. ......................      287,000
    10,200   *LTX Corp. ........................      213,588
    13,750   *Merix Corp. ......................      237,188
     8,800   *Microsemi Corp. ..................      261,360
    33,150   *Microtune Inc. ...................      777,699
    17,400   *Monolithic System Technology......      358,440
    14,400   *Multilink Technologies Corp. .....       93,312
    13,700   *Photon Dynamcis Inc. .............      625,405
    14,000   *Pixelworks Inc. ..................      224,840
    31,200   *PLX Technologies Inc. ............      393,432
    22,050   *Power Integrations Inc. ..........      503,622
     6,900   *Power One Inc. ...................       71,829
    19,150   *Silicon Labs......................      645,546
    16,900   *Sipex Corp. ......................      217,165
    15,700   *Sirenza Microdevices Inc. ........       95,613
    18,600   *Transmeta Corp. ..................       42,594
    37,100   *Transwitch Corp. .................      166,950
     6,600   *Virage Logic Corp. ...............      126,918
    34,150   *Xicor Inc. .......................      379,065
                                                  -----------
                                                    6,865,604
                                                  -----------
             FINANCIAL SERVICES (7.1%)
     2,200   *Blackrock Inc. ...................       91,740
     3,400   *Boston Private Finanial
              Holdings..........................       75,038
    10,600   *Financial Federal Corp. ..........      331,250
    24,700   *Instinet Group Inc. ..............      248,235
    21,200   *InterCept Group Inc. .............      867,080
    10,250   *Investment Tech. Group............      400,468
    14,000   *J.D. Edwards......................      230,300
    13,000   Wadell & Reed Financial Inc. ......      418,600
                                                  -----------
                                                    2,662,711
                                                  -----------
             INTERNET SERVICES (2.6%)
    13,300   *Expedia Inc. CL A.................      540,113
     7,900   *Stellent Inc. ....................      233,524

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             INTERNET SERVICES (CONTINUED)
     6,900   *Travelocity.com Inc. .............  $   198,099
                                                  -----------
                                                      971,736
                                                  -----------
             MEDICAL & RELATED (14.0%)
     5,900   *Aaipharma Inc. ...................      148,444
    11,700   *Ameripath Inc. ...................      377,442
     6,100   *Amsurg Corp. CL A.................      165,798
    15,800   *Cholestech Corp. .................      312,998
    10,900   *Cytyc Corp. ......................      284,490
     7,493   *Dianon Systems....................      455,574
    17,400   *Endocare Inc. ....................      311,982
     8,700   *Lifepoint Hospitals Inc. .........      296,148
     9,600   *Med-Design Corp. .................      189,120
         1   *Medtronic Inc. ...................           51
     6,800   *Mim Corp. ........................      121,040
    37,100   *Thoratec Labs Corp. ..............      630,700
    42,700   *Sunrise Assisted Living Inc. .....    1,242,997
    12,900   *Unilab Corp. .....................      323,790
     9,800   *United Surgical Partners..........      207,270
    12,750   *US Physical Therapy Inc. .........      206,040
                                                  -----------
                                                    5,273,884
                                                  -----------
             RESTAURANTS (1.7%)
    15,800   *CKE Restaurants Inc. .............      142,990
    10,400   *P.F. Chang's China Bistro,
              Inc. .............................      491,920
                                                  -----------
                                                      634,910
                                                  -----------
             RETAIL (7.2%)
     5,800   *99 Cents Only Stores..............      220,980
    15,700   *Alloy Inc. .......................      338,021
     6,000   *Chico's Fas Inc. .................      238,200
    10,700   *Coach Inc. .......................      417,086
    21,700   *School Specialty Inc. ............      496,496
    16,800   *The Buckle Inc. ..................      374,640
    22,900   *Too Inc. .........................      629,750
                                                  -----------
                                                    2,715,173
                                                  -----------
             TELECOMMUNICATIONS & RELATED (4.8%)
    16,050   *Allegiance Telecom Inc. ..........      133,055
    57,400   *DMC Stratex Networks Inc. ........      446,572
    74,950   *Metawave Communications Corp. ....      233,844
     8,300   *Metro One Telecommunications......      251,075
    13,900   *Novatel Wireless Inc. ............       16,958
    24,700   *Powerwave Technologies Inc. ......      426,816
     6,250   *Triton PCS Holdings...............      183,437
    11,950   *Ubiquitel Inc. ...................       89,027
     4,700   *Universal Access Global
              Holdings..........................       22,043
                                                  -----------
                                                    1,802,827
                                                  -----------
             TRANSPORTATION & RELATED (2.0%)
    10,700   *Atlantic Coast Airline Holdings...      249,203
    11,200   *Atlas Air Worldwide Holdings......      164,080
    10,200   *Forward Air Corp. ................      345,984
                                                  -----------
                                                      759,267
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             TOTAL U.S. COMMON STOCKS (96.4%)
              (COST $30,825,875)................  $36,225,904
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (1.3%)
             ELECTRONICS/SEMICONDUCTORS (1.3%)
    13,450   *Marvell Technology Group..........  $   481,779
                                                  -----------
             CANADA (3.6%)
             DRUGS/BIOTECHNOLOGY (0.5%)
    13,000   *Axcan Pharma Inc. ................      184,600
             ELECTRONICS/SEMICONDUCTORS (0.8%)
     4,700   *Genesis Microchip Inc. ...........      310,764
             HOTEL/LODGING (1.4%)
    11,150   *Four Seasons Hotels Inc. .........      521,374
             TELECOMMUNICATIONS (0.9%)
    14,750   *Research In Motion................      349,870
                                                  -----------
                                                    1,366,608
                                                  -----------
             CAYMAN ISLANDS (1.7%)
             ELECTRONICS/SEMICONDUCTORS (1.7%)
    27,100   *02Micro International.............      651,755
                                                  -----------
             ISRAEL (1.3%)
             COMPUTER & RELATED (1.3%)
    16,400   *M-Systems Flash Disk Pioneer......      191,716
    13,750   *Precise Software Solutions........      284,075
                                                  -----------
                                                      475,791
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (7.9%)
              (COST $1,979,509).................  $ 2,975,933
                                                  -----------
             TOTAL COMMON STOCKS (104.3%) (COST
              $32,805,384)......................  $39,201,837
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (7.3%)
$2,744,000   Firstar 1.250% 1/02/02 Repurchase
              price $2,744,188 Collateralized by
              FHLMC Market Value: $2,798,888
              Face Value: $3,051,542 Due:
              5/01/2016 Interest: 6.000%........  $ 2,744,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (7.3%)
              (COST $2,744,000).................  $ 2,744,000
                                                  -----------
             TOTAL HOLDINGS (111.6%) (COST
              $35,549,384) (a)..................  $41,945,837
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-11.6%)..............   (4,375,000)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $37,570,837
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purpose by $1,650,690
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $35,549,384).............  $41,945,837
  Cash......................................          407
  Receivable for securities sold............      257,197
  Receivable for fund shares sold...........       47,933
  Dividends & accrued interest receivable...          374
  Other.....................................           62
                                              -----------
    Total assets............................   42,251,810
                                              -----------
Liabilities:
  Payable for securities purchased..........    2,231,013
  Payable for fund shares redeemed..........    2,407,448
  Payable for investment management services
    (note 3)................................       29,021
  Other accrued expenses....................       13,491
                                              -----------
    Total liabilities.......................    4,680,973
                                              -----------
Net assets at market value..................  $37,570,837
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,123,713
  Paid-in capital in excess of par value....   48,815,089
  Accumulated net realized loss on
    investments.............................  (19,764,418)
  Net unrealized appreciation on
    investments.............................    6,396,453
                                              -----------
Net assets at market value..................  $37,570,837
                                              ===========
Shares outstanding (note 4).................    2,123,713
Net asset value per share...................  $     17.69
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $     94,930
  Dividends.................................        14,851
                                              ------------
    Total investment income.................       109,781
                                              ------------
Expenses:
  Management fees (note 3)..................       327,116
  Custodian fees (note 3)...................         6,775
  Directors' fees (note 3)..................         1,051
  Professional fees.........................         8,301
  Accounting and transfer agent fees (note
    3)......................................        26,452
  Printing fees.............................         6,923
  Filing fees...............................           687
  Conversion expense (note 3)...............         7,511
  Other.....................................           435
                                              ------------
    Total expenses..........................       385,251
                                              ------------
    Net investment loss.....................      (275,470)
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (17,060,870)
  Change in unrealized appreciation
    (depreciation) on investments...........    11,075,977
                                              ------------
      Net loss on investments...............    (5,984,893)
                                              ------------
      Net decrease in net assets from
         operations.........................  $ (6,260,363)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment loss.......................................  $   (275,470)    $   (236,487)
  Realized loss on investments..............................   (17,060,870)      (2,680,520)
  Unrealized appreciation (depreciation) on investments.....    11,075,977      (12,107,128)
                                                              ------------     ------------
      Net decrease in assets from operations................    (6,260,363)     (15,024,135)
                                                              ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................             0          (23,882)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    60,718,991       49,470,820
  Received from dividends reinvested........................             0           23,882
  Paid for shares redeemed..................................   (56,341,369)     (15,264,581)
                                                              ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................     4,377,622       34,230,121
                                                              ------------     ------------
         Increase (decrease) in net assets..................    (1,882,741)      19,182,104
Net Assets:
  Beginning of period.......................................    39,453,578       20,271,474
                                                              ------------     ------------
  End of period.............................................  $ 37,570,837     $ 39,453,578
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------       MAY 1, 1998 TO
                                                               2001       2000       1999      DECEMBER 31, 1998*
                                                              ------     ------     ------     ------------------
Per share data:
Net asset value, beginning of period........................  $20.68     $28.01     $10.47           $10.00
Income (loss) from investment operations:
  Net investment loss.......................................   (0.13)     (0.16)     (0.12)           (0.09)
  Net realized & unrealized gain (loss) on investments......   (2.86)     (7.15)     21.25             0.56
                                                              ------     ------     ------           ------
    Total income (loss) from investment operations..........   (2.99)     (7.31)     21.13             0.47
                                                              ------     ------     ------           ------
Less distributions:
  Dividends from net investment income......................    0.00      (0.02)     (3.59)            0.00
                                                              ------     ------     ------           ------
Net asset value, end of period..............................  $17.69     $20.68     $28.01           $10.47
                                                              ======     ======     ======           ======
Total return................................................  (14.46)%   (26.01)%   202.38%            4.62%(b)
Ratios and supplemental data:
  Ratios net of fees waived by advisor:
    Ratio of expenses to average net assets.................    1.06%      1.03%      1.09%            1.96% (a,c)
    Ratio of net investment loss to average net assets......   (0.76)%    (0.60)%    (0.61)%          (1.47)%(a,c)
  Ratios assuming no fees waived by advisor:
    Ratio of expenses to average net assets.................    1.06%      1.03%      1.09%            2.72%(a,c)
Portfolio turnover rate.....................................     142%       152%       185%             121%
Net assets at end of period (millions)......................  $ 37.6     $ 39.5     $ 20.3           $  2.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain expenses of the Capital Growth portfolio.

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 OBJECTIVE
The Nasdaq 100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index.

 PERFORMANCE AS OF DECEMBER 31, 2001

TOTAL RETURNS:

One Year                                   -32.68%
Since inception (5/1/00)                   -41.39%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses. Unlike the other portfolios, the Nasdaq 100 Index portfolio is a non-diversified fund. The portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the portfolio, either up or down.

 COMMENTS

For the year ended December 31, 2001, the Ohio National Nasdaq-100 Index Portfolio declined (32.68)% versus the Nasdaq-100 Index decline of (32.73)% for the same period. The correlation to the index was 99.91%. One of the reasons for the high correlation was that over 10% of the Portfolio was invested in Nasdaq-100 shares. Nasdaq-100 shares represent ownership in the Nasdaq-100 Trust, which is a unit investment trust established to provide the investment returns of the Nasdaq-100 Index. The Portfolio also owned shares in each of the 100 stocks in the index. The top five stock holdings, excluding Nasdaq-100 Shares, are Microsoft Corp., Intel Corp., Cisco Systems, Inc., Qualcomm Inc., and Oracle Corp. These top five positions account for roughly 23% of the total net assets of the Portfolio and are market-weighted relative to the Nasdaq-100 Index.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                               NASDAQ 100 INDEX PORTFOLIO
                                               (COMMENCED OPERATIONS MAY
                                                        1, 2000)                NASDAQ 100-INDEX
                                               --------------------------       ----------------
5/00                                                  $   10000                    $   10000
                                                           9852                         9828
'00                                                      6089.5                         6116
                                                        4732.78                      4781.46
'01                                                     4100.48                      4114.45

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Nasdaq-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Nasdaq-100 Shares                      16.6
 2.  Microsoft Corp.                         8.9
 3.  Intel Corp.                             5.4
 4.  Cisco Systems Inc.                      3.4
 5.  Qualcomm Inc.                           3.4
 6.  Oracle Corp.                            2.4
 7.  Amgen                                   2.1
 8.  Dell Computer Corp.                     1.9
 9.  Maxim Integrated Products
     Inc.                                    1.8
10.  Immunex Inc.                            1.6

 TOP 5 EQUITY INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Electronics/Semiconductors             15.2
 2.  Computer Software                      14.2
 3.  Drugs/Biotechnology                    10.9
 4.  Telecommunications & Cellular           8.2
 5.  Networking Products                     5.0

---------------
* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           ADVERTISING (0.4%)
     850   *TMP Worldwide Inc. ..................  $   36,465
                                                   ----------
           APPLICATION SOFTWARE (4.0%)
   1,730   Adobe Systems Inc. ...................      53,717
   2,650   *BEA Systems Inc. ....................      40,810
   1,650   *Citrix Systems Inc. .................      37,389
   1,650   *Compuware Corp. .....................      19,454
     650   *Mercury Interactive Corp. ...........      22,087
   3,025   *PeopleSoft Inc. .....................     121,605
   3,750   *Siebel Systems Inc. .................     104,925
                                                   ----------
                                                      399,987
                                                   ----------
           AUTOMOTIVE & RELATED (0.4%)
     650   Paccar Inc. ..........................      42,653
                                                   ----------
           BROADCASTING & CABLE TV (3.5%)
   1,255   *Adelphia Communications Corp. CL A...      39,131
   2,000   *Charter Communications...............      32,860
   3,305   *Comcast Corp. CL A...................     118,980
   1,785   *Echostar Communications Corp. .......      49,034
   1,550   *PanAmSat Corp. ......................      33,914
   2,550   *USA Networks Inc. ...................      69,641
                                                   ----------
                                                      343,560
                                                   ----------
           BUSINESS SERVICES (3.7%)
   1,500   Cintas Corp. .........................      72,000
   4,100   *Concord EFS Inc. ....................     134,398
   1,737   *Fiserv Inc. .........................      73,510
   2,595   Paychex Inc. .........................      90,436
                                                   ----------
                                                      370,344
                                                   ----------
           COMPUTER SERVICES & RELATED (4.9%)
   3,660   *Apple Computer Inc. .................      80,154
   1,675   *Brocade Communications System........      55,476
   7,050   *Dell Computer Corp. .................     191,619
   1,500   *Rational Software Corp. .............      29,250
  10,495   *Sun Microsystems Inc. ...............     129,089
                                                   ----------
                                                      485,588
                                                   ----------
           COMPUTER SOFTWARE (14.2%)
     975   *Electronic Arts Inc. ................      58,451
   1,875   *Intuit Inc. .........................      80,213
  13,250   *Microsoft Corp. .....................     877,813
  16,910   *Oracle Corp. ........................     233,527
     300   *Synopsys Inc. .......................      17,721
   2,995   *Veritas Software Corp. ..............     134,266
                                                   ----------
                                                    1,401,991
                                                   ----------
           DRUGS/BIOTECHNOLOGY (10.9%)
     648   *Abgenix Inc. ........................      21,799
   3,655   *Amgen Inc. ..........................     206,288
     500   *Andrx Group..........................      35,205
   1,375   *Biogen Inc. .........................      78,856
     300   *Cephalon Inc. .......................      22,676
   1,925   *Chiron Corp. ........................      84,392
   1,750   *Genzyme Corp. .......................     104,755
     600   *Gilead Sciences Inc. ................      39,432
     890   *Human Genome Sciences Inc. ..........      30,011

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           DRUGS/BIOTECHNOLOGY (CONTINUED)
     300   *ICOS Corporation.....................  $   17,232
   1,100   *IDEC Pharmaceuticals Corp. ..........      75,823
     500   *Imclone Systems......................      23,230
   5,525   *Immunex Corp. .......................     153,098
     300   *Invitrogen Corp. ....................      18,579
   1,695   *Medimmune Inc. ......................      78,563
   1,690   *Millennium Pharmaceuticals Inc. .....      41,422
     500   *Protein Design Labs. Inc. ...........      16,400
     500   *Sepracor Inc. .......................      28,530
                                                   ----------
                                                    1,076,291
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (15.2%)
   4,000   *Altera Corp. ........................      84,880
   3,075   *Applied Materials Inc. ..............     123,308
   2,505   *Applied Micro Circuits Corp. ........      28,357
   2,550   *Atmel Corp. .........................      18,794
   1,250   *Broadcom Corp. CL A..................      51,088
   1,935   *Conexant Systems Inc. ...............      27,787
  16,835   Intel Corp. ..........................     529,461
     600   *Integrated Device Tech...............      15,954
   1,650   *KLA-Tencor Corp. ....................      81,774
   3,340   *Maxim Integrated Products Inc. ......     175,383
     800   *Microchip Technology Inc. ...........      30,992
   1,000   *Nvidia...............................      66,900
   1,000   *Novellus Systems Inc. ...............      39,450
   1,355   *PMC-Sierra Inc. .....................      28,807
     720   *Qlogic Corp. ........................      32,047
   1,420   *RF Micro Devices Inc. ...............      27,307
   1,360   *Vitesse Semiconductor Corp. .........      16,905
   3,255   *Xilinx Inc. .........................     127,108
                                                   ----------
                                                    1,506,302
                                                   ----------
           ELECTRONIC INSTRUMENTS & CONTROLS (0.7%)
     755   Molex Inc. ...........................      23,367
   2,420   *Sanmina Corp. .......................      48,158
                                                   ----------
                                                       71,525
                                                   ----------
           EDUCATION (0.4%)
     800   *Apollo Group Inc. ...................      36,008
                                                   ----------
           FOOD & RELATED (0.8%)
   3,900   *Starbucks Corp. .....................      74,295
                                                   ----------
           FORESTRY & PAPER (0.3%)
   1,750   *Smurfit-Stone Container Corp. .......      27,948
                                                   ----------
           INTERNET SERVICES (2.2%)
   1,510   *EBay Inc. ...........................     101,019
   3,140   *I2 Technologies Inc. ................      24,806
   1,405   *Verisign Inc. .......................      53,446
   2,030   *Yahoo! Inc. .........................      36,012
                                                   ----------
                                                      215,283
                                                   ----------
           MEDICAL & RELATED (1.2%)
   2,625   *Biomet Inc. .........................      81,113
     800   *Cytyc Corporation....................      20,880
     400   * Express Scripts Inc. ...............      18,704
                                                   ----------
                                                      120,697
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           MEDIA & PUBLISHING (0.9%)
   3,175   *Gemstar-TV Guide Intl. Inc. .........  $   87,948
                                                   ----------
           NETWORKING PRODUCTS (5.0%)
   2,915   *Ciena Corp. .........................      41,714
  18,650   *Cisco Systems Inc. ..................     337,752
   1,550   *Juniper Networks Inc. ...............      29,373
     500   *Symantec Corp. ......................      33,165
   2,485   *Network Appliance Inc. ..............      54,347
                                                   ----------
                                                      496,351
                                                   ----------
           RETAIL (2.7%)
   1,850   *Amazon.com Inc. .....................      20,017
   2,900   *Bed Bath & Beyond Inc. ..............      98,310
     600   *CDW Computer Centers.................      32,226
   1,710   *Costco Wholesale Corp. ..............      75,890
   2,275   *Staples Inc. ........................      42,543
                                                   ----------
                                                      268,986
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (8.2%)
   7,250   *ADC Telecomm Inc. ...................      33,350
   1,305   *Comverse Technology Inc. ............      29,193
   9,885   *JDS Uniphase Corp. ..................      85,802
   3,130   Linear Technology Corp. ..............     122,195
   6,930   *Nextel Communications Inc. ..........      75,953
   6,660   *Qualcomm Inc. .......................     336,330
   1,725   *Tellabs Inc. ........................      25,806
   7,680   *Worldcom Group.......................     108,134
                                                   ----------
                                                      816,763
                                                   ----------
           TOTAL U.S. COMMON STOCKS (79.6%) (COST
            $12,137,230).........................  $7,878,985
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           ISRAEL (0.7%)
           COMPUTER & RELATED (0.7%)
   1,670   *Check Point Software Technologies,
            Ltd. ................................  $   66,616
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           SINGAPORE (0.9%)
           ELECTRONICS/SEMICONDUCTORS (0.9%)
   3,800   *Flextronics Intl. Ltd. ..............  $   91,162
                                                   ----------
           SWEDEN (0.4%)
           TELECOMMUNICATIONS & CELLULAR (0.4%)
   7,150   Ericsson (LM) Tel-Sp ADR..............      37,323
                                                   ----------
           TOTAL FOREIGN COMMON STOCKS (2.0%)
            (COST $321,590)......................  $  195,101
                                                   ----------
           TOTAL COMMON STOCKS (81.6%) (COST
            $12,458,820).........................  $8,074,086
                                                   ----------

                                                     MARKET
 SHARES            UNIT INVESTMENT TRUST             VALUE
-------------------------------------------------------------
  42,065   *NASDAQ 100 Shares....................  $1,636,740
                                                   ----------
           TOTAL UNIT INVESTMENT TRUST (16.6%)
            (COST $1,506,560)....................  $1,636,740
                                                   ----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL (3.6%)
$352,000   American Express 1.612% due 1/2/02...  $   351,983
                                                  -----------
           TOTAL SHORT-TERM NOTES (3.6%) (COST
            $351,983)...........................  $   351,983
                                                  -----------
           TOTAL HOLDINGS (101.8%) (COST
            $14,317,363) (a)....................  $10,062,809
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-1.8%).................     (173,563)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $ 9,889,246
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $1,177,952. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $14,317,363).............  $10,062,809
  Cash......................................          361
  Receivable for fund shares sold...........       14,413
  Dividends & accrued interest receivable...          203
  Other.....................................            9
                                              -----------
    Total assets............................   10,077,795
                                              -----------
Liabilities:
  Payable for securities purchased..........      172,946
  Payable for fund shares redeemed..........          103
  Payable for investment management services
    (note 3)................................        2,952
  Other accrued expenses....................       12,548
                                              -----------
    Total liabilities.......................      188,549
                                              -----------
Net assets at market value..................  $ 9,889,246
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,411,425
  Paid-in capital in excess of par value....   13,670,018
  Accumulated net realized loss on
    investments.............................   (1,937,643)
  Net unrealized depreciation on
    investments.............................   (4,254,554)
                                              -----------
Net assets at market value..................  $ 9,889,246
                                              ===========
Shares outstanding (note 4).................    2,411,425
Net asset value per share...................  $      4.10
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $     7,385
  Dividends..................................        3,676
                                               -----------
    Total investment income..................       11,061
                                               -----------
Expenses:
  Management fees (note 3)...................       59,469
  Custodian fees (note 3)....................        4,880
  Directors' fees (note 3)...................          200
  Professional fees..........................        7,851
  Accounting and transfer agent fees (note
    3).......................................        7,663
  Printing fees..............................        1,400
  Filing fees................................          322
  Conversion expense (note 3)................        1,360
  Other......................................           95
                                               -----------
    Total expenses...........................       83,240
                                               -----------
      Less fees waived by advisor (note 3)...      (24,378)
                                               -----------
    Net expenses.............................       58,862
                                               -----------
    Net investment loss......................      (47,801)
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........   (1,842,160)
  Change in unrealized appreciation
    (depreciation) on investments............   (1,082,448)
                                               -----------
      Net loss on investments................   (2,924,608)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(2,972,409)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    MAY 1, 2000 TO
                                                                 YEAR ENDED          DECEMBER 31,
                                                              DECEMBER 31, 2001         2000*
                                                              -----------------     --------------
From operations:
  Net investment loss.......................................     $   (47,801)        $   (35,913)
  Realized loss on investments..............................      (1,842,160)            (95,483)
  Unrealized depreciation on investments....................      (1,082,448)         (3,172,106)
                                                                 -----------         -----------
      Net decrease in assets from operations................      (2,972,409)         (3,303,502)
                                                                 -----------         -----------
From capital share transactions (note 4):
  Received from shares sold.................................      10,598,041          13,031,924
  Paid for shares redeemed..................................      (4,305,507)         (3,159,301)
                                                                 -----------         -----------
      Increase in net assets derived from capital share
       transactions.........................................       6,292,534           9,872,623
                                                                 -----------         -----------
         Increase in net assets.............................       3,320,125           6,569,121
Net Assets:
  Beginning of period.......................................       6,569,121                   0
                                                                 -----------         -----------
  End of period.............................................     $ 9,889,246         $ 6,569,121
                                                                 ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED           MAY 1, 2000 TO
                                                              DECEMBER 31, 2001     DECEMBER 31, 2000*
                                                              -----------------     ------------------
Per share data:
Net asset value, beginning of period........................       $  6.09               $ 10.00
Income (loss) from investment operations:
  Net investment loss.......................................         (0.02)                (0.05)
  Net realized & unrealized loss on investments.............         (1.97)                (3.86)
                                                                   -------               -------
    Total loss from investment operations...................         (1.99)                (3.91)
                                                                   -------               -------
Net asset value, end of period..............................       $  4.10               $  6.09
                                                                   =======               =======
Total return................................................        (32.68%)              (39.10%)(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................          0.74%                 1.12%(a)
  Ratio of net investment loss to average net assets........         (0.60%)               (0.86%)(a)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................          1.05%                 1.12%(a)
Portfolio turnover rate.....................................            58%                   36%
Net assets at end of period (millions)......................       $   9.9               $   6.6

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of 18 separate investment portfolios that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments and medium-term notes.

   - Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short-term.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less.

   - Aggressive Growth Portfolio -- long term capital growth by investing in equity securities with attractive growth opportunities.

   - Core Growth Portfolio -- long-term capital appreciation by investing in stocks of large, medium and small companies that have strong business momentum, earnings growth and long-term capital appreciation.

   - Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   - Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

   - Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

   - Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

   - High Income Bond Portfolio -- high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated BAA or lower by Moody's, or BBB or lower by S&P or Fitch.

   - Capital Growth Portfolio -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Nasdaq-100 Index Portfolio -- long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike the other portfolios, the Nasdaq-100 Index portfolio is a non-diversified fund.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Provided that the Omni Portfolio maintains a dollar-weighted average maturity of 120 days or less and no such debt maturity greater than 1 year, the Omni Portfolio also values such securities at amortized cost. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange (the "Exchange") is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, Growth & Income, International Small Company, Aggressive Growth, Blue Chip, and Capital Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio, other than the Money Market Portfolio and S&P 500 Index Portfolio, may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, and each portfolio, other than the Money Market Portfolio, may (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Each Portfolio, other than the Money Market Portfolio, may invest in financial futures contracts. Futures contracts are used for the purpose of hedging its existing portfolio securities, or securities that the portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as "variation margin", are made or received by the portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets.

   A risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a portfolio to close a position when it wants to do so. To limit the risk, a portfolio will invest only where there is an established secondary market.

   The S&P 500 Index Portfolio held investments in S&P 500 Index Futures Contracts as of December 31, 2001. These contracts are stock index futures contracts, which are developed by and traded on national commodity exchanges, whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   The contracts in the S&P 500 Index Portfolio are currently hedged with commercial paper and cash on deposit with broker. The futures contracts in the portfolio at December 31, 2001 are as follows:

                                                  EXPIRATION   UNDERLYING FACE   UNREALIZED    CASH DEPOSITED AS
   PORTFOLIO              PURCHASED                  DATE      AMOUNT AT VALUE    GAIN/LOSS    MARGIN REQUIREMENT
   ---------              ---------               ----------   ---------------   -----------   ------------------
    S&P 500    263 Long S&P 500 Index Contracts   March 2002     $76,565,875     ($1,005,975)     $19,457,537

   Transactions in options written during the year ended December 31, 2001 for the Growth & Income Portfolio were as follows:

                                                                                 NUMBER
                                                                 AMOUNT OF    OF CONTRACTS
                                                                 PREMIUMS       OPTIONED
                                                                 ---------    ------------
   Call options outstanding 12/31/00...........................  $  63,773         150
   Call options written........................................  $ 224,595        1180
   Call options closed or expired..............................  $(208,951)       (970)
   Call options exercised......................................  $ (79,417)       (360)
                                                                 ---------        ----
   Call options outstanding 12/31/01...........................  $       0           0
                                                                 =========        ====

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, International Small Company, Aggressive Growth, Growth & Income, Blue Chip, and Capital Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Small Cap, International Small Company, Aggressive Growth, Growth & Income, Blue Chip and Capital Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities-at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses-at the rates of exchange prevailing on the respective dates of such transaction.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At December 31, 2001 certain portfolios invested in repurchase agreements in which the aggregate amounted to $37,427,356. These securities are collateralized by various GNMA and FHLMC certificates with a market value of $38,185,969. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

   4(2) paper is issued pursuant to section 4(2) of the Securities Act of 1933, which exempts the issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets.

   144(A) Securities in which the Fund invests may include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the private resale of securities to institutions in Section 5 of the 1933 Act ("Rule 144(A)"). Rule 144(A) securities are exempt from the registration requirements for resales of restricted securities to qualified institutional buyers. Investments by the Fund in Rule 144(A) securities could have the effect of increasing the illiquidity of the Fund during any period in which institutional investors were no longer interested in purchasing these securities. Rule 144(A) securities will not be considered illiquid, however, if the Fund's advisor has determined that a liquid trading market exists for such securities using procedures approved by the Board of Directors. The Fund's advisor has determined, using Board approved procedures, these securities to be liquid, unless otherwise noted.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for Federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made to increase (decrease) undistributed net investment income and accumulated net realized gain (loss) on investments with an offsetting adjustment to paid in capital in excess of par value for the following portfolios:

                                                                 UNDISTRIBUTED NET     ACCUMULATED NET
                                                                    INVESTMENT       REALIZED GAIN/ LOSS
                                                                   INCOME/ LOSS        ON INVESTMENTS
                                                                 -----------------   -------------------
   Equity Portfolio............................................      $    (417)          $   13,512
   Bond Portfolio..............................................      $ 105,843           $       --
   Omni Portfolio..............................................      $ (10,837)          $   10,837
   International Portfolio.....................................      $(869,664)          $1,180,041
   Capital Appreciation Portfolio..............................      $     638           $     (639)
   Small Cap Portfolio.........................................      $ 673,744           $      149
   International Small Company Portfolio.......................      $ (84,478)          $  173,360
   Aggressive Growth Portfolio.................................      $ 162,603           $  (50,209)
   Core Growth Portfolio.......................................      $ 199,166           $   84,832
   Growth & Income Portfolio...................................      $ 177,729           $   96,049

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                 UNDISTRIBUTED NET     ACCUMULATED NET
                                                                    INVESTMENT       REALIZED GAIN/ LOSS
                                                                   INCOME/ LOSS        ON INVESTMENTS
                                                                 -----------------   -------------------
   Social Awareness Portfolio..................................      $   9,385           $      690
   Blue Chip Portfolio.........................................      $     865           $      659
   Equity Income Portfolio.....................................      $   1,059           $       --
   High Income Portfolio.......................................      $ 720,000           $       --
   Capital Growth Portfolio....................................      $ 275,470           $      854
   Nasdaq-100 Index Portfolio..................................      $  47,801           $       --

   These reclassification have no effect on net assets or net asset value per share.

   For Federal income tax purposes, the following portfolios have capital loss carryforwards as of December 31, 2001, which are available to offset future realized gains, if any:

                                                                               EXPIRATION AMOUNT BY YEAR
                                            TOTAL LOSS    -------------------------------------------------------------------
                                           CARRYFORWARD    2003      2005      2006        2007         2008         2009
                 PORTFOLIO                 ------------   -------   ------   --------   ----------   ----------   -----------
   Equity Portfolio......................  $ 6,500,258    $    --   $  --    $     --   $       --   $       --   $ 6,500,258
   Money Market Portfolio................        3,322         --      --          --          220        3,006            96
   Bond Portfolio........................      947,072     41,235   2,893     230,373       31,297      493,362       147,912
   Omni Portfolio........................    8,416,306         --      --          --           --           --     8,416,306
   International Portfolio...............   27,543,548         --      --          --           --           --    27,543,548
   Small Cap Portfolio...................   24,541,858         --      --          --           --           --    24,541,858
   International Small Company
     Portfolio...........................    4,795,969         --      --          --           --           --     4,795,969
   Aggressive Growth Portfolio...........   13,999,052         --      --          --    2,059,394    1,779,157    10,160,501
   Core Growth Portfolio.................   20,123,383         --      --          --           --           --    20,123,383
   Growth & Income Portfolio.............   20,490,636         --      --          --           --           --    20,490,636
   S&P 500 Index Portfolio...............   18,621,990         --      --          --           --      639,849    17,982,141
   Social Awareness Portfolio............    2,851,527         --      --     436,166    1,811,911           --       603,450
   Blue Chip Portfolio...................      565,072         --      --          --           --       88,688       476,384
   Equity Income Portfolio...............    2,031,596         --      --       5,714       70,595      842,992     1,112,295
   High Income Bond Portfolio............    2,120,992         --      --          --      196,803      390,607     1,533,582
   Capital Growth Portfolio..............   18,113,729         --      --          --           --    2,070,665    16,043,064
   Nasdaq-100 Index Portfolio............       35,446         --      --          --           --       35,446            --

   The Board of Directors does not intend to authorize a distribution of any realized gain for a portfolio until the capital loss carry over has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Cost for Federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                                                                                                                   CAPITAL
                                                   EQUITY           BOND            OMNI        INTERNATIONAL    APPRECIATION
                                                   ------           ----            ----        -------------    ------------
   Gross unrealized:
     Appreciation.............................  $ 63,038,340     $ 1,256,423     $ 8,968,829     $ 3,275,612     $10,626,668
     Depreciation.............................   (79,876,875)     (1,709,856)     (2,855,657)     (7,718,818)     (4,761,800)
   Net Unrealized:
     Appreciation (depreciation)..............   (16,838,535)       (453,433)      6,113,172      (4,443,206)      5,864,868

                                                 SMALL        INTERNATIONAL    AGGRESSIVE         CORE           GROWTH &
                                                  CAP         SMALL COMPANY      GROWTH          GROWTH           INCOME
                                                 -----        -------------    ----------        ------          --------
   Gross unrealized:
     Appreciation...........................  $ 14,205,396     $ 1,284,495     $ 1,219,680     $2,051,750      $ 9,763,980
     Depreciation...........................   (14,331,886)     (1,126,962)     (1,426,084)      (715,726)      (5,802,620)
   Net Unrealized:
     Appreciation (depreciation)............      (126,490)        157,533        (206,404)     1,336,024        3,961,360

                                                 S&P 500          SOCIAL                         EQUITY        HIGH INCOME
                                                  INDEX          AWARENESS      BLUE CHIP        INCOME            BOND
                                                 -------         ---------      ---------        ------        -----------
   Gross unrealized:
     Appreciation............................  $ 11,816,202     $  224,980      $1,376,500      $ 672,364      $   721,079
     Depreciation............................   (26,080,361)       (78,385)       (811,776)      (595,759)      (3,610,785)
   Net Unrealized:
     Appreciation (depreciation).............   (14,264,159)       146,595         564,724         76,605       (2,889,706)

                                                  CAPITAL       NASDAQ-100
                                                  GROWTH           INDEX
                                                  -------       ----------
   Gross unrealized:
     Appreciation.............................  $ 7,093,853     $   657,388
     Depreciation.............................   (2,348,090)     (6,089,894)
   Net Unrealized:
     Appreciation (depreciation)..............    4,745,763      (5,432,506)

   The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums and accreting discounts on all debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities or accrete discounts on long-term debt securities. The effect of this accounting change had no impact on the total net assets of the Fund, but resulted in the following increases/decreases to "cost of securities", "unrealized appreciation (depreciation)", "interest income", "net realized gain (loss)" and "unrealized appreciation (depreciation) on investments".

                                                INCREASE                                                          UNREALIZED
                                              (DECREASE) IN      UNREALIZED                        NET           APPRECIATION
                                                 COST OF        APPRECIATION      INTEREST      REALIZED        (DEPRECIATION)
                   PORTFOLIO                    SECURITY*      (DEPRECIATION)*    INCOME**    GAIN (LOSS)**    ON INVESTMENT**
                   ---------                  -------------    ---------------    --------    -------------    ----------------
   Bond.....................................    $104,851          $(104,851)      $ 11,878      $(134,003)        $ 122,125
   High Income Bond.........................    $681,457          $(681,457)      $257,623      $(119,327)        $(138,296)
   Growth & Income..........................    $137,710          $(137,710)      $438,039      $(450,548)        $  12,509
   Omni.....................................    $(99,730)         $  99,730       $ 39,775      $  (4,739)        $ (35,036)

    * Cumulative effect of accounting change based on securities held as of December 31, 2000.

   ** Effect of accounting change for the year ended December 31, 2001.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2001 were as follows:

                                                                                                              CAPITAL
                                             EQUITY           BOND             OMNI        INTERNATIONAL    APPRECIATION
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $106,132,616     $25,905,174     $118,059,866    $181,108,819     $124,265,149
     Sales..............................    69,227,993       4,687,724      133,932,844     181,858,501      105,537,824
   U.S. Government Obligations:
     Purchases..........................            --       1,475,391        5,889,531              --               --
     Sales..............................            --              --        7,993,281              --               --

                                             SMALL        INTERNATIONAL     AGGRESSIVE         CORE           GROWTH &
                                              CAP         SMALL COMPANY       GROWTH          GROWTH           INCOME
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $127,498,970     $48,871,940     $ 22,823,581    $ 45,290,152     $408,498,675
     Sales..............................   131,498,680      51,336,255       18,729,548      46,118,091      410,441,800
   U.S. Government Obligations:
     Purchases..........................            --              --               --              --               --
     Sales..............................            --              --               --              --               --

                                            S&P 500          SOCIAL                         HIGH INCOME        EQUITY
                                             INDEX          AWARENESS       BLUE CHIP          BOND            INCOME
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $ 26,694,512     $ 3,427,604     $  5,185,945    $  8,164,248     $ 10,863,364
     Sales..............................    10,002,741       3,455,815        2,371,546       5,967,089        8,739,676
   U.S. Government Obligations:
     Purchases..........................            --              --               --              --               --
     Sales..............................            --              --               --              --               --

                                            CAPITAL        NASDAQ-100
                                             GROWTH           INDEX
                                          ------------    -------------
   Stocks & Bonds:
     Purchases..........................  $ 55,444,468     $10,641,135
     Sales..............................    48,559,892       4,501,919
   U.S. Government Obligations:
     Purchases..........................            --              --
     Sales..............................            --              --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of Ohio National Life Insurance Company ("ONLIC"), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   International, Capital Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap and Aggressive Growth Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million, (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; (h) for the International Small Company Portfolio, 1.00% of that Portfolio's net assets; (i) for the High Income Bond, Nasdaq-100 Index and Equity Income, 0.75% of each Portfolio's net assets; and (j) for the Equity Portfolio, 0.80% of the first $500 million of the Portfolio's net assets, and 0.75% of net assets over $500 million. However, as to the Money Market Portfolio and the International Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25% and 0.85%, respectively. In addition, effective April 5, 2001 the advisor began waiving any fees in excess of 0.35% in the Nasdaq-100 Index Portfolio.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the Capital Appreciation, Small Cap, Aggressive Growth, Core Growth, Growth & Income, Capital Growth, Equity Income, Blue Chip, High Income Bond, International, International Small Company, and Equity Portfolios subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with Jennison Associates LLC ("Jennison"), Founders Asset Management, Inc. ("FAM"), Janus Capital Corporation ("Janus"), Pilgrim Baxter & Associates, Ltd. ("PBA"), RS Investments LLC ("RSI"), Federated Investment Counseling ("FIC"), Federated Investment Management Corp. ("Federated Global"), and Legg Mason Fund Advisers, Inc. ("LM") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) Jennison receives from ONI a fee at an annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million and 0.20% of average daily net asset value in excess of $1 billion of the Capital Appreciation Portfolio, (b) FAM receives from ONI a fee at an annual rate of 0.55% of the first $150 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap Portfolio; (c) Janus receives from ONI a fee at an annual rate of 0.55% of the first $50 million, and 0.45% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio;
   (d) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio: (e) RSI receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Capital Growth Portfolio; (f) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios, (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio; (g) Federated Global receives (I) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio; and LM receives from ONI fees at the annual rate of 0.45% of the first $500 million and 0.40% of the average daily net assets in excess of $500 million of the Equity Portfolio.

   Effective January 3, 2000 Jennison replaced T. Rowe Price as the sub-advisor for the Capital Appreciation Portfolio and Janus replaced Strong Capital Management, Inc. as the sub-adviser for the Aggressive Growth Portfolio.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend-paying agent through December 31, 2000 was American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. Effective January 1, 2001, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, took over as transfer agent for the Fund. Effective February 1, 2001 Firstar Mutual Fund Services, LLC also replaced American Data Services, Inc. as the Fund's accounting agent for all the portfolios except the International and International Small Company Portfolios. The Fund has incurred conversion costs as a result of these changes. The Fund's custodian agent for those portfolios other than the International and International Small Company Portfolios is Firstar Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania,

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the years ended December 31, 2001 and the year ended December 31, 2000 were as follows:

                                                        EQUITY                MONEY MARKET                 BOND
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/30/01    12/31/00
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............  2,654,410   2,605,688   88,257,218   50,190,660   3,131,877     603,355
   Capital shares issued on reinvested
     dividends.................................     46,257     847,435      381,014      411,338     278,384     175,889
   Capital shares redeemed.....................  1,189,084   1,245,055   79,117,236   49,724,728     751,136     560,345

                                                         OMNI                 INTERNATIONAL        CAPITAL APPRECIATION
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/31/01    12/31/00
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............    296,592     239,404   25,212,508    4,267,426   2,340,827     519,625
   Capital shares issued on reinvested
     dividends.................................    150,638   1,688,643           --    3,111,276     668,619     620,429
   Capital shares redeemed.....................  1,902,950   1,754,310   25,762,913    4,902,619     617,624   1,210,564

                                                       SMALL CAP           INT'L SMALL COMPANY       AGGRESSIVE GROWTH
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/31/01    12/31/00
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............    714,866     904,408    5,129,034    2,347,975     682,425   1,049,634
   Capital shares issued on reinvested
     dividends.................................         --   1,504,593           --      138,272      35,568          --
   Capital shares redeemed.....................  1,125,606     581,342    5,419,877    2,069,442     554,586     224,037

                                                      CORE GROWTH            GROWTH & INCOME           S&P 500 INDEX
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/31/01    12/31/00
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............    687,088   1,068,107      847,142    1,329,604   2,289,444   2,408,428
   Capital shares issued on reinvested
     dividends.................................     26,747     474,790      115,729    1,033,467     328,483     558,686
   Capital shares redeemed.....................  1,122,190     336,015      868,940      513,050   1,819,975   1,465,550

                                                   SOCIAL AWARENESS             BLUE CHIP              EQUITY INCOME
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/31/01    12/31/00
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............     49,588      82,738      542,519      329,216     516,998     540,329
   Capital shares issued on reinvested
     dividends.................................         --          --        5,907        5,825      14,598       7,682
   Capital shares redeemed.....................     62,857      99,300      289,751       38,498     309,137      53,491

                                                      HIGH INCOME            CAPITAL GROWTH          NASDAQ-100 INDEX
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/31/01    12/31/00*
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............  1,140,210     457,486    3,635,388    1,693,102   2,344,528   1,412,257
   Capital shares issued on reinvested
     dividends.................................    270,539     107,197           --          680          --          --
   Capital shares redeemed.....................  1,044,415     110,946    3,419,145      509,969   1,011,884     333,476

---------------

* For the period beginning May 1, 2000.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 40,000,000 are unallocated at this time.

                    END OF NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS (UNAUDITED)

NAME, ADDRESS, AGE, POSITION(S) HELD WITH FUND
AND LENGTH OF SERVICE AS AN OHIO NATIONAL
INVESTMENTS, INC. DIRECTOR                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   OTHER DIRECTORSHIPS HELD BY DIRECTORS
----------------------------------------------  -------------------------------------------   --------------------------------------
Ronald L. Benedict                              Corporate Vice President, Counsel and         Secretary of the Advisor
One Financial Way                               Secretary, ONLI
Cincinnati, Ohio
60, Secretary and Director since
March 1975
James E. Bushman                                Director, President & CEO, Cast -- Fab        Director, The Midland Company, Hilltop
3040 Forrer Street                              Technologies Inc.                             Basic Resources, Inc., Littleford
Cincinnati, Ohio                                                                              Group, Inc., Portman Equipment Co.,
57, Director, Member of Audit                                                                 Rotex, Inc., Steinhauser Printing Co.,
and Independent Directors                                                                     Ante Investments, Inc., Carlisle
Committees since March 2000                                                                   Construction Co., Inc., EGC
                                                                                              Constructions Co., Inc., Factory Power
                                                                                              Co. and Security Systems Equipment
                                                                                              Corp.
Ross Love                                       Director, President & CEO, Blue Chip          Trustee, Health Alliance of Greater
615 Windings Way                                Enterprises LTD.                              Cincinnati; Director, Partnership for
Cincinnati, Ohio                                                                              a Drug Free America (Chairman of
56, Director, Member of Audit                                                                 African-American Task Force); Advisory
and Independent Directors                                                                     Board, Syracuse University School of
Committees since March 1977                                                                   Management; Director, Association of
                                                                                              National Advertisers.
John J. Palmer                                  Executive Vice President, Strategic
One Financial Way                               Initiatives, ONLI.
Cincinnati, Ohio
63, President & Director since
July 1997
George M. Vredeveld                             Professor of Economics, University of         Director of Center for Economic
University of Cincinnati                        Cincinnati                                    Education; Private Consultant;
P.O. Box 210223 Cincinnati, Ohio                                                              Director of Benchmark Savings Bank
59, Director, Member of Audit
and Independent Directors
Committees since March 1996

   Each Director listed above is also a Director of ONE Fund, Inc. and Manager of Dow(SM) Target Variable Fund LLC. They are responsible for all of the portfolios of the respective funds.

OHIO NATIONAL FUND, INC.

 INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of the Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the Ohio National Fund, Inc. -- Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, International Small Company Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio, Social Awareness Portfolio, Blue Chip Portfolio, Equity Income Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, and Nasdaq-100 Index Portfolio (collectively, the Portfolios), including the schedules of investments, as of December 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios as of December 31, 2001, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 18, 2002

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                               December 31, 2001

                                                                            MONEY
                                                             EQUITY         MARKET         BOND          OMNI       INTERNATIONAL
                                                           SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                          ------------   ------------   -----------   -----------   -------------
Assets -- Investments at market value (note 2)..........  $212,533,288   $117,316,844   $31,679,049   $40,634,246   $ 34,268,806
                                                          ============   ============   ===========   ===========   ============
Contract owners' equity:
  Contracts in accumulation period (note 3).............   211,750,651    117,225,580    31,408,935    40,524,425     34,251,000
  Annuity reserves for contracts in payment period......       782,637         91,264       270,114       109,821         17,806
                                                          ------------   ------------   -----------   -----------   ------------
Total contract owners' equity...........................  $212,533,288   $117,316,844   $31,679,049   $40,634,246   $ 34,268,806
                                                          ============   ============   ===========   ===========   ============

                                                            CAPITAL
                                                          APPRECIATION     SMALL CAP
                                                           SUBACCOUNT     SUBACCOUNT
                                                          ------------   -------------
Assets -- Investments at market value (note 2)..........  $51,455,925     $49,772,326
                                                          ===========     ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............   51,384,390      49,722,825
  Annuity reserves for contracts in payment period......       71,535          49,501
                                                          -----------     -----------
Total contract owners' equity...........................  $51,455,925     $49,772,326
                                                          ===========     ===========

                                                          INTERNATIONAL
                                                              SMALL        AGGRESSIVE       CORE        GROWTH &        S&P 500
                                                             COMPANY         GROWTH        GROWTH        INCOME          INDEX
                                                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                          -------------   ------------   -----------   -----------   -------------
Assets -- Investments at market value (note 2)..........  $  7,575,907    $  6,819,269   $ 6,473,920   $50,523,081   $102,054,793
                                                          ============    ============   ===========   ===========   ============
Contract owners' equity:
  Contracts in accumulation period (note 3).............     7,575,907       6,819,269     6,465,820    50,450,978    102,009,466
  Annuity reserves for contracts in payment period......             0               0         8,100        72,103         45,327
                                                          ------------    ------------   -----------   -----------   ------------
Total contract owners' equity...........................  $  7,575,907    $  6,819,269   $ 6,473,920   $50,523,081   $102,054,793
                                                          ============    ============   ===========   ===========   ============


                                                             SOCIAL
                                                           AWARENESS       BLUE CHIP
                                                           SUBACCOUNT     SUBACCOUNT
                                                          ------------   -------------
Assets -- Investments at market value (note 2)..........  $   724,462     $ 8,306,587
                                                          ===========     ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............      724,462       8,306,587
  Annuity reserves for contracts in payment period......            0               0
                                                          -----------     -----------
Total contract owners' equity...........................  $   724,462     $ 8,306,587
                                                          ===========     ===========

                                                                                                                    DOW TARGET 10
                                                             EQUITY      HIGH INCOME      CAPITAL       NASDAQ      -------------
                                                             INCOME          BOND         GROWTH          100          JANUARY
                                                           SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                          ------------   ------------   -----------   -----------   -------------
Assets -- Investments at market value (note 2)..........  $  9,217,294   $ 10,597,124   $31,789,861   $ 5,736,124   $    545,928
                                                          ============   ============   ===========   ===========   ============
Contract owners' equity:
  Contracts in accumulation period (note 3).............     9,217,294     10,597,124    31,708,503     5,736,124        545,928
  Annuity reserves for contracts in payment period......             0              0        81,358             0              0
                                                          ------------   ------------   -----------   -----------   ------------
Total contract owners' equity...........................  $  9,217,294   $ 10,597,124   $31,789,861   $ 5,736,124   $    545,928
                                                          ============   ============   ===========   ===========   ============

                                                               DOW TARGET 10
                                                          ----------------------------
                                                            FEBRUARY         MARCH
                                                           SUBACCOUNT     SUBACCOUNT
                                                          ------------   -------------
Assets -- Investments at market value (note 2)..........  $ 1,165,235     $ 1,008,557
                                                          ===========     ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............    1,165,235       1,008,557
  Annuity reserves for contracts in payment period......            0               0
                                                          -----------     -----------
Total contract owners' equity...........................  $ 1,165,235     $ 1,008,557
                                                          ===========     ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                               December 31, 2001

                                                                                  DOW TARGET 10
                                                          --------------------------------------------------------------
                                                            APRIL         MAY          JUNE         JULY        AUGUST
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                          ----------   ----------   ----------   ----------   ----------
Assets -- Investments at market value (note 2)..........  $1,256,264    $905,202     $939,872    $1,080,209    $733,025
                                                          ==========    ========     ========    ==========    ========
Contract owners' equity:
  Contracts in accumulation period (note 3).............  $1,256,264    $905,202     $939,872    $1,080,209    $733,025
                                                          ==========    ========     ========    ==========    ========

                                                               DOW TARGET 10
                                                          -----------------------
                                                          SEPTEMBER     OCTOBER
                                                          SUBACCOUNT   SUBACCOUNT
                                                          ----------   ----------
Assets -- Investments at market value (note 2)..........   $793,406     $740,792
                                                           ========     ========
Contract owners' equity:
  Contracts in accumulation period (note 3).............   $793,406     $740,792
                                                           ========     ========

                                                               DOW TARGET 10                    DOW TARGET 5
                                                          -----------------------   ------------------------------------
                                                           NOVEMBER     DECEMBER     JANUARY      FEBRUARY      MARCH
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                          ----------   ----------   ----------   ----------   ----------
Assets -- Investments at market value (note 2)..........  $  705,940    $493,859     $137,122    $  143,774    $133,270
                                                          ==========    ========     ========    ==========    ========
Contract owners' equity:
  Contracts in accumulation period (note 3).............  $  705,940    $493,859     $137,122    $  143,774    $133,270
                                                          ==========    ========     ========    ==========    ========

                                                               DOW TARGET 5
                                                          -----------------------
                                                            APRIL         MAY
                                                          SUBACCOUNT   SUBACCOUNT
                                                          ----------   ----------
Assets -- Investments at market value (note 2)..........   $ 90,655     $ 97,503
                                                           ========     ========
Contract owners' equity:
  Contracts in accumulation period (note 3).............   $ 90,655     $ 97,503
                                                           ========     ========

                                                                                   DOW TARGET 5
                                                          --------------------------------------------------------------
                                                             JUNE         JULY        AUGUST     SEPTEMBER     OCTOBER
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                          ----------   ----------   ----------   ----------   ----------
Assets -- Investments at market value (note 2)..........  $  194,319    $108,070     $234,936    $  114,657    $174,656
                                                          ==========    ========     ========    ==========    ========
Contract owners' equity:
  Contracts in accumulation period (note 3).............  $  194,319    $108,070     $234,936    $  114,657    $174,656
                                                          ==========    ========     ========    ==========    ========

                                                               DOW TARGET 5
                                                          -----------------------
                                                           NOVEMBER     DECEMBER
                                                          SUBACCOUNT   SUBACCOUNT
                                                          ----------   ----------
Assets -- Investments at market value (note 2)..........   $139,301     $206,137
                                                           ========     ========
Contract owners' equity:
  Contracts in accumulation period (note 3).............   $139,301     $206,137
                                                           ========     ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                               December 31, 2001

                                                                  FIDELITY INVESTMENTS
                                                          -------------------------------------
                                                                       VIP EQUITY    VIP HIGH
                                                          VIP GROWTH     INCOME     INCOME BOND
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                          ----------   ----------   -----------
Assets -- Investments at market value (note 2)..........  $7,150,565   $5,752,099   $1,139,858
                                                          ==========   ==========   ==========
Contract owners' equity:
  Contracts in accumulation period (note 3).............   7,150,565    5,752,099    1,139,858
  Annuity reserves for contracts in payment period......           0            0            0
                                                          ----------   ----------   ----------
Total contract owners' equity...........................  $7,150,565   $5,752,099   $1,139,858
                                                          ==========   ==========   ==========

                                                                     JANUS ASPEN SERIES INSTITUTIONAL SHARES
                                                          -------------------------------------------------------------
                                                                           INTERNATIONAL    WORLDWIDE
                                                              GROWTH          GROWTH         GROWTH         BALANCED
                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                          --------------   -------------   -----------   --------------
Assets -- Investments at market value (note 2)..........   $43,780,608      $7,322,874     $31,201,236    $56,655,288
                                                           ===========      ==========     ===========    ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............    43,780,608       7,211,161      31,193,130     56,438,499
  Annuity reserves for contracts in payment period......             0         111,713           8,106        216,789
                                                           -----------      ----------     -----------    -----------
Total contract owners' equity...........................   $43,780,608      $7,322,874     $31,201,236    $56,655,288
                                                           ===========      ==========     ===========    ===========

                                                            SALOMON BROTHERS VARIABLE SERIES
                                                          -------------------------------------
                                                                         TOTAL
                                                           CAPITAL       RETURN      INVESTORS
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                          ----------   ----------   -----------
Assets -- Investments at market value (note 2)..........  $9,356,306   $4,715,824   $4,360,368
                                                          ==========   ==========   ==========
Contract owners' equity:
  Contracts in accumulation period (note 3).............   9,216,128    4,715,824    4,360,368
  Annuity reserves for contracts in payment period......     140,178            0            0
                                                          ----------   ----------   ----------
Total contract owners' equity...........................  $9,356,306   $4,715,824   $4,360,368
                                                          ==========   ==========   ==========

                                                                 STRONG VARIABLE ANNUITY FUNDS           MORGAN STANLEY
                                                          --------------------------------------------   UNIVERSAL FUNDS
                                                                             MULTI CAP       MID-CAP     ---------------
                                                          OPPORTUNITY II     VALUE II       GROWTH II     FIXED INCOME
                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                          --------------   -------------   -----------   ---------------
Assets -- Investments at market value (note 2)..........   $20,642,896      $2,620,422     $36,208,464     $ 4,921,053
                                                           ===========      ==========     ===========     ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............    20,642,896       2,620,422      36,122,051       4,921,053
  Annuity reserves for contracts in payment period......             0               0          86,413               0
                                                           -----------      ----------     -----------     -----------
Total contract owners' equity...........................   $20,642,896      $2,620,422     $36,208,464     $ 4,921,053
                                                           ===========      ==========     ===========     ===========

                                                             MORGAN STANLEY UNIVERSAL FUNDS               GOLDMAN SACHS
                                                          -------------------------------------   ------------------------------
                                                           US REAL                   EMERGING       VIT GROWTH       VIT CORE
                                                            ESTATE       VALUE       MKT. DEBT       & INCOME        US EQUITY
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                          ----------   ----------   -----------   --------------   -------------
Assets -- Investments at market value (note 2)..........  $1,564,536   $1,268,482   $  208,967     $ 5,609,312      $8,264,053
                                                          ==========   ==========   ==========     ===========      ==========
Contract owners' equity:
  Contracts in accumulation period (note 3).............   1,559,680    1,268,482      208,967       5,609,312       8,264,053
  Annuity reserves for contracts in payment period......       4,856            0            0               0               0
                                                          ----------   ----------   ----------     -----------      ----------
Total contract owners' equity...........................  $1,564,536   $1,268,482   $  208,967     $ 5,609,312      $8,264,053
                                                          ==========   ==========   ==========     ===========      ==========

                                                                 GOLDMAN SACHS
                                                          ----------------------------
                                                          VIT GLOBAL     VIT CAPITAL
                                                            INCOME          GROWTH
                                                          SUBACCOUNT      SUBACCOUNT
                                                          -----------   --------------
Assets -- Investments at market value (note 2)..........  $ 3,780,998    $ 6,733,819
                                                          ===========    ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............    3,780,998      6,733,819
  Annuity reserves for contracts in payment period......            0              0
                                                          -----------    -----------
Total contract owners' equity...........................  $ 3,780,998    $ 6,733,819
                                                          ===========    ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                               December 31, 2001

                                                                LAZARD RETIREMENT FUNDS                   PRUDENTIAL
                                                          -----------------------------------   ------------------------------

                                                              EMERGING                            20/20 FOCUS       JENNISON
                                                               MARKET           SMALL CAP             CL 2            CL 2
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT      SUBACCOUNT
                                                          ----------------   ----------------   ----------------   -----------
Assets -- Investments at market value (note 2)..........    $ 1,805,656        $ 8,675,292        $ 1,042,549      $ 5,672,774
                                                            ===========        ===========        ===========      ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............      1,805,656          8,659,325          1,042,549        5,672,774
  Annuity reserves for contracts in payment period......              0             15,967                  0                0
                                                            -----------        -----------        -----------      -----------
Total contract owners' equity...........................    $ 1,805,656        $ 8,675,292        $ 1,042,549      $ 5,672,774
                                                            ===========        ===========        ===========      ===========

                                                            BRINSON
                                                          SERIES TRUST
                                                          MUTUAL FUNDS      PBHG
                                                          ------------   -----------
                                                            TACTICAL
                                                           ALLOCATION      TECH &
                                                            CLASS I         COMM
                                                           SUBACCOUNT    SUBACCOUNT
                                                          ------------   -----------
Assets -- Investments at market value (note 2)..........  $11,793,022    $ 4,755,634
                                                          ===========    ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............   11,793,022      4,755,634
  Annuity reserves for contracts in payment period......            0              0
                                                          -----------    -----------
Total contract owners' equity...........................  $11,793,022    $ 4,755,634
                                                          ===========    ===========

                                                                           FIDELITY INVESTMENTS
                                                          ------------------------------------------------------
                                                          VIP SERVICE CL 2   VIP SERVICE CL 2   VIP SERVICE CL 2
                                                            MID-CAP III         CONTRA II            GROWTH
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                          ----------------   ----------------   ----------------
Assets -- Investments at market value (note 2)..........    $20,007,979        $10,598,108        $18,930,035
                                                            ===========        ===========        ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............     19,998,945         10,515,755         18,930,035
  Annuity reserves for contracts in payment period......          9,034             82,353                  0
                                                            -----------        -----------        -----------
Total contract owners' equity...........................    $20,007,979        $10,598,108        $18,930,035
                                                            ===========        ===========        ===========

                                                                     JANUS ASPEN SERIES SERVICE SHARES
                                                          --------------------------------------------------------
                                                                         WORLDWIDE                   INTERNATIONAL
                                                            GROWTH         GROWTH       BALANCED        GROWTH
                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                          -----------   ------------   -----------   -------------
Assets -- Investments at market value (note 2)..........  $34,635,362   $35,418,754    $57,809,411    $14,954,098
                                                          ===========   ===========    ===========    ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............   34,633,502    35,416,852     57,806,664     14,954,098
  Annuity reserves for contracts in payment period......        1,860         1,902          2,747              0
                                                          -----------   -----------    -----------    -----------
Total contract owners' equity...........................  $34,635,362   $35,418,754    $57,809,411    $14,954,098
                                                          ===========   ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                               December 31, 2001

                                                          JP MORGAN SERIES TRUST II        ALLIANCE CAPITAL (NOTE 8)
                                                          -------------------------   ------------------------------------
                                                             SMALL        MID CAP       GLOBAL      GROWTH &
                                                            COMPANY        VALUE         BOND        INCOME       QUASAR
                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                          -----------   -----------   ----------   ----------   ----------
Assets -- Investments at market value (note 2)..........  $5,068,321     $ 211,043    $ 548,851    $2,795,424   $  406,422
                                                          ==========     =========    =========    ==========   ==========
Contract owners' equity:
  Contracts in accumulation period (note 3).............  $5,068,321     $ 211,043    $ 548,851    $2,795,424   $  406,422
                                                          ==========     =========    =========    ==========   ==========


Assets -- Investments at market value (note 2)..........
Contract owners' equity:
  Contracts in accumulation period (note 3).............

                                                                      MFS INVESTMENT MANAGEMENT
                                                          -------------------------------------------------
                                                             NEW       INVESTORS     MID-CAP       TOTAL
                                                          DISCOVERY      GROWTH       GROWTH       RETURN
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                          ----------   ----------   ----------   ----------
Assets -- Investments at market value (note 2)..........  $  381,228   $ 199,821    $ 245,852    $  814,803
                                                          ==========   =========    =========    ==========
Contract owners' equity:
  Contracts in accumulation period (note 3).............  $  381,228   $ 199,821    $ 245,852    $  814,803
                                                          ==========   =========    =========    ==========

                                                          FIRST AMERICAN (NOTE 8)
                                                          ------------------------
                                                          CORPORATE      EQUITY
                                                             BOND        INCOME
                                                          SUBACCOUNT   SUBACCOUNT
                                                          ----------   -----------
Assets -- Investments at market value (note 2)..........  $2,678,386   $12,762,390
                                                          ==========   ===========
Contract owners' equity:
  Contracts in accumulation period (note 3).............  $2,678,386   $12,762,390
                                                          ==========   ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                                    EQUITY                   MONEY MARKET                    BOND
                                                  SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                          ---------------------------   -----------------------   ---------------------------
                                              2001           2000          2001         2000          2001           2000
                                          ------------   ------------   ----------   ----------   ------------   ------------
Investment activity:
  Reinvested dividends..................  $    582,066   $ 10,464,552   $2,449,352   $2,329,718   $  1,419,156   $    795,628
  Risk & administrative expense (note
     4).................................    (2,484,165)    (1,963,805)    (963,569)    (474,741)      (261,449)      (129,093)
                                          ------------   ------------   ----------   ----------   ------------   ------------
       Net investment activity..........    (1,902,099)     8,500,747    1,485,783    1,854,977      1,157,707        666,535
                                          ------------   ------------   ----------   ----------   ------------   ------------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...........             0        534,237            0            0              0              0
     Realized gain (loss)...............      (953,994)      (124,285)       3,698      (16,725)       (38,548)      (104,550)
     Unrealized gain (loss).............   (18,538,279)   (22,249,108)           0            0        131,142        (24,417)
                                          ------------   ------------   ----------   ----------   ------------   ------------
       Net gain (loss) on investments...   (19,492,273)   (21,839,156)       3,698      (16,725)        92,594       (128,967)
                                          ------------   ------------   ----------   ----------   ------------   ------------
          Net increase (decrease) in
            contract owners' equity from
            operations..................  $(21,394,372)  $(13,338,409)  $1,489,481   $1,838,252   $  1,250,301   $    537,568
                                          ============   ============   ==========   ==========   ============   ============

                                                     OMNI
                                                  SUBACCOUNT
                                          --------------------------
                                             2001           2000
                                          -----------   ------------
Investment activity:
  Reinvested dividends..................  $   844,671   $    810,648
  Risk & administrative expense (note
     4).................................     (517,713)      (783,322)
                                          -----------   ------------
       Net investment activity..........      326,958         27,326
                                          -----------   ------------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...........            0     10,554,622
     Realized gain (loss)...............   (1,921,241)     3,426,768
     Unrealized gain (loss).............   (5,799,239)   (24,559,417)
                                          -----------   ------------
       Net gain (loss) on investments...   (7,720,480)   (10,578,027)
                                          -----------   ------------
          Net increase (decrease) in
            contract owners' equity from
            operations..................  $(7,393,522)  $(10,550,701)
                                          ===========   ============

                                                 INTERNATIONAL           CAPITAL APPRECIATION              SMALL CAP
                                                  SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                          ---------------------------   -----------------------   ---------------------------
                                              2001           2000          2001         2000          2001           2000
                                          ------------   ------------   ----------   ----------   ------------   ------------
Investment activity:
  Reinvested dividends..................  $          0   $  9,357,558   $  198,068   $3,627,367   $          0   $  4,982,439
  Risk & administrative expense (note
     4).................................      (415,806)      (582,313)    (467,532)    (288,191)      (587,449)      (741,486)
                                          ------------   ------------   ----------   ----------   ------------   ------------
       Net investment activity..........      (415,806)     8,775,245     (269,464)   3,339,176       (587,449)     4,240,953
                                          ------------   ------------   ----------   ----------   ------------   ------------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...........             0      3,608,750    4,260,809       26,853              0      8,278,584
     Realized gain (loss)...............   (27,917,389)    11,824,379      100,655     (409,482)    (1,773,040)     2,200,145
     Unrealized gain (loss).............    16,782,653    (36,149,453)    (977,109)   3,840,523     (9,650,431)   (23,755,818)
                                          ------------   ------------   ----------   ----------   ------------   ------------
       Net gain (loss) on investments...   (11,134,736)   (20,716,324)   3,384,355    3,457,894    (11,423,471)   (13,277,089)
                                          ------------   ------------   ----------   ----------   ------------   ------------
          Net increase (decrease) in
            contract owners' equity from
            operations..................  $(11,550,542)  $(11,941,079)  $3,114,891   $6,797,070   $(12,010,920)  $ (9,036,136)
                                          ============   ============   ==========   ==========   ============   ============

                                             INTERNATIONAL SMALL
                                                   COMPANY
                                                  SUBACCOUNT
                                          --------------------------
                                             2001           2000
                                          -----------   ------------
Investment activity:
  Reinvested dividends..................  $         0   $          0
  Risk & administrative expense (note
     4).................................     (113,516)      (154,217)
                                          -----------   ------------
       Net investment activity..........     (113,516)      (154,217)
                                          -----------   ------------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...........            0        723,241
     Realized gain (loss)...............   (5,197,661)     1,003,419
     Unrealized gain (loss).............    2,144,628     (6,349,623)
                                          -----------   ------------
       Net gain (loss) on investments...   (3,053,033)    (4,622,963)
                                          -----------   ------------
          Net increase (decrease) in
            contract owners' equity from
            operations..................  $(3,166,549)  $ (4,777,180)
                                          ===========   ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                        AGGRESSIVE GROWTH                CORE GROWTH                  GROWTH & INCOME
                                            SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                    --------------------------    --------------------------    ---------------------------
                                       2001           2000           2001           2000           2001            2000
                                    -----------    -----------    -----------    -----------    -----------    ------------
Investment activity:
  Reinvested dividends............  $    78,985    $         0    $         0    $ 1,288,026    $   672,525    $  6,166,995
  Risk & administrative expense
     (note 4).....................      (93,413)      (113,110)       (88,866)      (142,519)      (626,157)       (654,419)
                                    -----------    -----------    -----------    -----------    -----------    ------------
       Net investment activity....      (14,428)      (113,110)       (88,866)     1,145,507         46,368       5,512,576
                                    -----------    -----------    -----------    -----------    -----------    ------------
  Realized & unrealized gain
     (loss) on investments:
     Reinvested capital gains.....            0              0         66,287        630,691         41,779       1,584,163
     Realized gain (loss).........   (1,154,245)        66,640     (1,482,473)       286,019       (663,916)        340,813
     Unrealized gain (loss).......   (2,215,141)    (3,379,107)    (3,134,772)    (5,355,873)    (7,683,108)    (13,449,577)
                                    -----------    -----------    -----------    -----------    -----------    ------------
       Net gain (loss) on
          investments.............   (3,369,386)    (3,312,467)    (4,550,958)    (4,439,163)    (8,305,245)    (11,524,601)
                                    -----------    -----------    -----------    -----------    -----------    ------------
          Net increase (decrease)
            in contract owners'
            equity from
            operations............  $(3,383,814)   $(3,425,577)   $(4,639,824)   $(3,293,656)   $(8,258,877)   $ (6,012,025)
                                    ===========    ===========    ===========    ===========    ===========    ============

                                           S&P 500 INDEX
                                             SUBACCOUNT
                                    ----------------------------
                                        2001            2000
                                    ------------    ------------
Investment activity:
  Reinvested dividends............  $  2,097,707    $  3,431,982
  Risk & administrative expense
     (note 4).....................    (1,259,086)     (1,295,514)
                                    ------------    ------------
       Net investment activity....       838,621       2,136,468
                                    ------------    ------------
  Realized & unrealized gain
     (loss) on investments:
     Reinvested capital gains.....             0         900,765
     Realized gain (loss).........    (1,091,397)        393,055
     Unrealized gain (loss).......   (15,939,475)    (16,076,156)
                                    ------------    ------------
       Net gain (loss) on
          investments.............   (17,030,872)    (14,782,336)
                                    ------------    ------------
          Net increase (decrease)
            in contract owners'
            equity from
            operations............  $(16,192,251)   $(12,645,868)
                                    ============    ============

                                         SOCIAL AWARENESS          FIRSTAR GROWTH & INCOME            RELATIVE VALUE
                                            SUBACCOUNT               SUBACCOUNT (NOTE 7)            SUBACCOUNT (NOTE 7)
                                    --------------------------    --------------------------    ---------------------------
                                       2001           2000           2001           2000           2001            2000
                                    -----------    -----------    -----------    -----------    -----------    ------------
Investment activity:
  Reinvested dividends............  $         0    $         0    $    10,861    $       454    $   105,091    $    109,607
  Risk & administrative expense
     (note 4).....................       (9,539)       (14,789)       (36,439)       (22,124)      (130,463)       (155,777)
                                    -----------    -----------    -----------    -----------    -----------    ------------
       Net investment activity....       (9,539)       (14,789)       (25,578)       (21,670)       (25,372)        (46,170)
                                    -----------    -----------    -----------    -----------    -----------    ------------
  Realized & unrealized gain
     (loss) on investments:
     Reinvested capital gains.....            0              0              0              0         48,091               0
     Realized gain (loss).........      (43,258)       (13,471)      (570,501)         6,747       (402,859)        208,325
     Unrealized gain (loss).......     (138,034)      (133,601)       (38,395)        32,735       (844,835)       (821,523)
                                    -----------    -----------    -----------    -----------    -----------    ------------
       Net gain (loss) on
          investments.............     (181,292)      (147,072)      (608,896)        39,482     (1,199,603)       (613,198)
                                    -----------    -----------    -----------    -----------    -----------    ------------
          Net increase (decrease)
            in contract owners'
            equity from
            operations............  $  (190,831)   $  (161,861)   $  (634,474)   $    17,812    $(1,224,975)   $   (659,368)
                                    ===========    ===========    ===========    ===========    ===========    ============

                                             BLUE CHIP
                                             SUBACCOUNT
                                    ----------------------------
                                        2001            2000
                                    ------------    ------------
Investment activity:
  Reinvested dividends............  $     44,807    $     22,440
  Risk & administrative expense
     (note 4).....................       (89,643)        (47,733)
                                    ------------    ------------
       Net investment activity....       (44,836)        (25,293)
                                    ------------    ------------
  Realized & unrealized gain
     (loss) on investments:
     Reinvested capital gains.....             0          15,421
     Realized gain (loss).........        (9,047)        (10,714)
     Unrealized gain (loss).......      (275,640)         92,878
                                    ------------    ------------
       Net gain (loss) on
          investments.............      (284,687)         97,585
                                    ------------    ------------
          Net increase (decrease)
            in contract owners'
            equity from
            operations............  $   (329,523)   $     72,292
                                    ============    ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                                EQUITY INCOME              HIGH INCOME BOND               CAPITAL GROWTH
                                                  SUBACCOUNT                  SUBACCOUNT                    SUBACCOUNT
                                          --------------------------    -----------------------    ----------------------------
                                             2001           2000           2001         2000           2001            2000
                                          -----------    -----------    ----------    ---------    ------------    ------------
Investment activity:
  Reinvested dividends..................  $   116,208    $    63,859    $1,105,598    $ 271,299    $          0    $          0
  Risk & administrative expense (note
     4).................................     (106,024)       (58,622)     (109,985)     (50,371)       (406,509)       (405,207)
                                          -----------    -----------    ----------    ---------    ------------    ------------
       Net investment activity..........       10,184          5,237       995,613      220,928        (406,509)       (405,207)
                                          -----------    -----------    ----------    ---------    ------------    ------------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...........            0              0             0            0               0          17,746
     Realized gain (loss)...............     (190,670)          (652)     (199,987)     (41,076)    (15,971,919)      1,521,743
     Unrealized gain (loss).............     (883,168)      (999,517)     (695,957)    (538,586)     10,606,590     (13,858,946)
                                          -----------    -----------    ----------    ---------    ------------    ------------
       Net gain (loss) on investments...   (1,073,838)    (1,000,169)     (895,944)    (579,662)     (5,365,329)    (12,319,457)
                                          -----------    -----------    ----------    ---------    ------------    ------------
          Net increase (decrease) in
            contract owners' equity from
            operations..................  $(1,063,654)   $  (994,932)   $   99,669    $(358,734)   $ (5,771,838)   $(12,724,664)
                                          ===========    ===========    ==========    =========    ============    ============

                                                  NASDAQ 100
                                                  SUBACCOUNT
                                          --------------------------
                                             2001          2000(c)
                                          -----------    -----------
Investment activity:
  Reinvested dividends..................  $         0    $         0
  Risk & administrative expense (note
     4).................................      (53,294)       (14,691)
                                          -----------    -----------
       Net investment activity..........      (53,294)       (14,691)
                                          -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...........            0              0
     Realized gain (loss)...............   (1,427,479)       (75,604)
     Unrealized gain (loss).............       74,459     (1,308,801)
                                          -----------    -----------
       Net gain (loss) on investments...   (1,353,020)    (1,384,405)
                                          -----------    -----------
          Net increase (decrease) in
            contract owners' equity from
            operations..................  $(1,406,314)   $(1,399,096)
                                          ===========    ===========

                                                                              DOW TARGET 10
                                          -------------------------------------------------------------------------------------
                                                   JANUARY                     FEBRUARY                       MARCH
                                                  SUBACCOUNT                  SUBACCOUNT                    SUBACCOUNT
                                          --------------------------    -----------------------    ----------------------------
                                             2001           2000           2001         2000           2001            2000
                                          -----------    -----------    ----------    ---------    ------------    ------------
Investment activity:
  Reinvested dividends..................  $     9,653    $    17,573    $   21,589    $  52,689    $     19,162    $     21,873
  Risk & administrative expense (note
     4).................................       (7,108)        (9,366)      (16,890)     (20,569)        (15,110)        (15,443)
                                          -----------    -----------    ----------    ---------    ------------    ------------
       Net investment activity..........        2,545          8,207         4,699       32,120           4,052           6,430
                                          -----------    -----------    ----------    ---------    ------------    ------------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...........            0              0             0            0               0               0
     Realized gain (loss)...............         (987)       (34,010)       12,420      (64,967)          6,970         (46,989)
     Unrealized gain (loss).............      (29,663)        20,936       (96,055)     113,802         (78,136)        134,607
                                          -----------    -----------    ----------    ---------    ------------    ------------
       Net gain (loss) on investments...      (30,650)       (13,074)      (83,635)      48,835         (71,166)         87,618
                                          -----------    -----------    ----------    ---------    ------------    ------------
          Net increase (decrease) in
            contract owners' equity from
            operations..................  $   (28,105)   $    (4,867)   $  (78,936)   $  80,955    $    (67,114)   $     94,048
                                          ===========    ===========    ==========    =========    ============    ============

                                                DOW TARGET 10
                                          --------------------------
                                                    APRIL
                                                  SUBACCOUNT
                                          --------------------------
                                             2001           2000
                                          -----------    -----------
Investment activity:
  Reinvested dividends..................  $    23,777    $    23,411
  Risk & administrative expense (note
     4).................................      (17,539)       (16,015)
                                          -----------    -----------
       Net investment activity..........        6,238          7,396
                                          -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...........            0              0
     Realized gain (loss)...............          158       (108,967)
     Unrealized gain (loss).............      (46,059)       125,832
                                          -----------    -----------
       Net gain (loss) on investments...      (45,901)        16,865
                                          -----------    -----------
          Net increase (decrease) in
            contract owners' equity from
            operations..................  $   (39,663)   $    24,261
                                          ===========    ===========

---------------

(c) Period from May 1, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                            DOW TARGET 10
                                    ---------------------------------------------------------------------------------------------
                                            MAY                     JUNE                     JULY                   AUGUST
                                         SUBACCOUNT              SUBACCOUNT               SUBACCOUNT              SUBACCOUNT
                                    --------------------    ---------------------    --------------------    --------------------
                                      2001        2000        2001        2000         2001        2000        2001        2000
                                    --------    --------    --------    ---------    --------    --------    --------    --------
Investment activity:
  Reinvested dividends............  $ 15,457    $ 13,613    $ 15,052    $  17,660    $ 17,818    $ 16,412    $ 13,698    $ 14,896
  Risk & administrative expense
     (note 4).....................   (12,641)    (10,404)    (12,935)     (12,377)    (14,424)    (11,444)    (11,284)    (10,638)
                                    --------    --------    --------    ---------    --------    --------    --------    --------
       Net investment activity....     2,816       3,209       2,117        5,283       3,394       4,968       2,414       4,258
                                    --------    --------    --------    ---------    --------    --------    --------    --------
  Realized & unrealized gain
     (loss) on investments:
     Reinvested capital gains.....         0           0           0            0           0           0           0           0
     Realized gain (loss).........     5,855     (64,301)     (6,645)    (129,931)    (15,670)    (44,117)    (24,931)    (47,179)
     Unrealized gain (loss).......   (38,809)    162,222     (22,923)     109,524     (54,265)     93,169     (18,611)     48,099
                                    --------    --------    --------    ---------    --------    --------    --------    --------
       Net gain (loss) on
          investments.............   (32,954)     97,921     (29,568)     (20,407)    (69,935)     49,052     (43,542)        920
                                    --------    --------    --------    ---------    --------    --------    --------    --------
          Net increase (decrease)
            in contract owners'
            equity from
            operations............  $(30,138)   $101,130    $(27,451)   $ (15,124)   $(66,541)   $ 54,020    $(41,128)   $  5,178
                                    ========    ========    ========    =========    ========    ========    ========    ========

                                                                            DOW TARGET 10
                                    ---------------------------------------------------------------------------------------------
                                         SEPTEMBER                 OCTOBER                 NOVEMBER                DECEMBER
                                         SUBACCOUNT              SUBACCOUNT               SUBACCOUNT              SUBACCOUNT
                                    --------------------    ---------------------    --------------------    --------------------
                                      2001        2000        2001        2000         2001        2000        2001        2000
                                    --------    --------    --------    ---------    --------    --------    --------    --------
Investment activity:
  Reinvested dividends............  $ 11,758    $ 20,693    $ 10,945    $  20,516    $  8,462    $ 14,781    $  5,796    $ 12,608
  Risk & administrative expense
     (note 4).....................   (10,962)    (12,889)    (10,052)     (12,137)     (8,010)    (10,588)     (5,835)     (8,889)
                                    --------    --------    --------    ---------    --------    --------    --------    --------
       Net investment activity....       796       7,804         893        8,379         452       4,193         (39)      3,719
                                    --------    --------    --------    ---------    --------    --------    --------    --------
  Realized & unrealized gain
     (loss) on investments:
     Reinvested capital gains.....         0           0           0            0           0           0           0           0
     Realized gain (loss).........   (10,020)    (25,067)     (2,250)     (34,116)    (12,871)    (13,310)     (2,374)    (32,127)
     Unrealized gain (loss).......   (34,482)     82,343     (22,485)      99,584       2,048     (39,857)     (8,172)    (14,432)
                                    --------    --------    --------    ---------    --------    --------    --------    --------
       Net gain (loss) on
          investments.............   (44,502)     57,276     (24,735)      65,468     (10,823)    (53,167)    (10,546)    (46,559)
                                    --------    --------    --------    ---------    --------    --------    --------    --------
          Net increase (decrease)
            in contract owners'
            equity from
            operations............  $(43,706)   $ 65,080    $(23,842)   $  73,847    $(10,371)   $(48,974)   $(10,585)   $(42,840)
                                    ========    ========    ========    =========    ========    ========    ========    ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                               DOW TARGET 5
                                         ----------------------------------------------------------------------------------------
                                               JANUARY               FEBRUARY                 MARCH                  APRIL
                                             SUBACCOUNT             SUBACCOUNT             SUBACCOUNT             SUBACCOUNT
                                         -------------------    -------------------    -------------------    -------------------
                                           2001      2000(a)      2001      2000(a)      2001      2000(a)      2001      2000(a)
                                         --------    -------    --------    -------    --------    -------    --------    -------
Investment activity:
  Reinvested dividends.................  $  2,802    $ 3,992    $  2,548    $ 2,651    $  1,831    $ 3,345    $  1,719    $ 1,813
  Risk & administrative expense (note
     4)................................    (2,117)    (1,604)     (1,785)    (1,107)     (1,955)    (1,202)     (1,429)      (879)
                                         --------    -------    --------    -------    --------    -------    --------    -------
       Net investment activity.........       685      2,388         763      1,544        (124)     2,143         290        934
                                         --------    -------    --------    -------    --------    -------    --------    -------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..........     4,650          0      12,117          0      30,967          0      18,522          0
     Realized gain (loss)..............     2,796     (1,791)      4,416        461       8,521        363       2,851        268
     Unrealized gain (loss)............   (14,785)    21,537     (19,715)    25,639     (47,629)    29,926     (33,960)    20,931
                                         --------    -------    --------    -------    --------    -------    --------    -------
       Net gain (loss) on
          investments..................    (7,339)    19,746      (3,182)    26,100      (8,141)    30,289     (12,587)    21,199
                                         --------    -------    --------    -------    --------    -------    --------    -------
          Net increase (decrease) in
            contract owners' equity
            from operations............  $ (6,654)   $22,134    $ (2,419)   $27,644    $ (8,265)   $32,432    $(12,297)   $22,133
                                         ========    =======    ========    =======    ========    =======    ========    =======

                                                                               DOW TARGET 5
                                         ----------------------------------------------------------------------------------------
                                                 MAY                   JUNE                   JULY                  AUGUST
                                             SUBACCOUNT             SUBACCOUNT             SUBACCOUNT             SUBACCOUNT
                                         -------------------    -------------------    -------------------    -------------------
                                           2001      2000(a)      2001      2000(a)      2001      2000(a)      2001      2000(a)
                                         --------    -------    --------    -------    --------    -------    --------    -------
Investment activity:
  Reinvested dividends.................  $  1,735    $ 1,765    $  2,031    $   963    $  1,166    $   318    $  2,491    $   166
  Risk & administrative expense (note
     4)................................    (1,474)      (763)     (1,948)      (473)     (1,020)      (180)     (1,287)      (106)
                                         --------    -------    --------    -------    --------    -------    --------    -------
       Net investment activity.........       261      1,002          83        490         146        138       1,204         60
                                         --------    -------    --------    -------    --------    -------    --------    -------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..........    24,745          0      24,663          0      11,956          0       9,321          0
     Realized gain (loss)..............       868        303         268         66        (608)       (73)         (7)       (21)
     Unrealized gain (loss)............   (37,707)    19,445     (49,255)    11,117     (24,579)     4,368     (26,215)     2,684
                                         --------    -------    --------    -------    --------    -------    --------    -------
       Net gain (loss) on
          investments..................   (12,094)    19,748     (24,324)    11,183     (13,231)     4,295     (16,901)     2,663
                                         --------    -------    --------    -------    --------    -------    --------    -------
          Net increase (decrease) in
            contract owners' equity
            from operations............  $(11,833)   $20,750    $(24,241)   $11,673    $(13,085)   $ 4,433    $(15,697)   $ 2,723
                                         ========    =======    ========    =======    ========    =======    ========    =======

---------------

(a) See note 3 for inception date.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                                  DOW TARGET 5
                                                  -----------------------------------------------------------------------------
                                                          SEPTEMBER                    OCTOBER                  NOVEMBER
                                                          SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                                  --------------------------    ---------------------    ----------------------
                                                     2001           2000          2001         2000        2001         2000
                                                  -----------    -----------    ---------    --------    ---------    ---------
Investment activity:
  Reinvested dividends..........................  $     1,079    $     1,957    $   2,782    $  4,997    $   1,478    $   2,228
  Risk & administrative expense (note 4)........       (1,490)        (1,136)      (2,960)     (2,666)      (1,333)      (1,101)
                                                  -----------    -----------    ---------    --------    ---------    ---------
       Net investment activity..................         (411)           821         (178)      2,331          145        1,127
                                                  -----------    -----------    ---------    --------    ---------    ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...................            0              0            0           0            0            0
     Realized gain (loss).......................          (84)        (1,883)      (6,946)     (2,012)      (1,965)      (1,584)
     Unrealized gain (loss).....................        1,352         14,900        9,472      21,462        6,236      (14,366)
                                                  -----------    -----------    ---------    --------    ---------    ---------
       Net gain (loss) on investments...........        1,268         13,017        2,526      19,450        4,271      (15,950)
                                                  -----------    -----------    ---------    --------    ---------    ---------
          Net increase (decrease) in contract
            owners' equity from operations......  $       857    $    13,838    $   2,348    $ 21,781    $   4,416    $ (14,823)
                                                  ===========    ===========    =========    ========    =========    =========

                                                       DOW TARGET 5
                                                  ----------------------
                                                         DECEMBER
                                                        SUBACCOUNT
                                                  ----------------------
                                                    2001         2000
                                                  ---------    ---------
Investment activity:
  Reinvested dividends..........................  $   1,802    $   2,594
  Risk & administrative expense (note 4)........     (2,593)      (1,169)
                                                  ---------    ---------
       Net investment activity..................       (791)       1,425
                                                  ---------    ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...................     10,397        2,751
     Realized gain (loss).......................      1,481         (832)
     Unrealized gain (loss).....................     (6,118)       1,798
                                                  ---------    ---------
       Net gain (loss) on investments...........      5,760        3,717
                                                  ---------    ---------
          Net increase (decrease) in contract
            owners' equity from operations......  $   4,969    $   5,142
                                                  =========    =========

                                                                                FIDELITY INVESTMENTS
                                                    -----------------------------------------------------------------------------
                                                            VIP GROWTH              VIP EQUITY INCOME       VIP HIGH INCOME BOND
                                                            SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                                    --------------------------    ---------------------    ----------------------
                                                       2001           2000          2001         2000        2001         2000
                                                    -----------    -----------    ---------    --------    ---------    ---------
Investment activity:
  Reinvested dividends............................  $     6,668    $    12,995    $ 110,458    $124,050    $ 214,278    $ 171,128
  Risk & administrative expense (note 4)..........     (101,626)      (150,691)     (79,067)    (86,050)     (19,070)     (28,601)
                                                    -----------    -----------    ---------    --------    ---------    ---------
       Net investment activity....................      (94,958)      (137,696)      31,391      38,000      195,208      142,527
                                                    -----------    -----------    ---------    --------    ---------    ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.....................      626,773      1,293,043      310,335     467,350            0            0
     Realized gain (loss).........................     (256,627)       269,332      (48,439)    (88,070)    (304,660)     (89,181)
     Unrealized gain (loss).......................   (2,064,256)    (2,735,239)    (700,049)    (18,878)     (87,470)    (608,128)
                                                    -----------    -----------    ---------    --------    ---------    ---------
       Net gain (loss) on investments.............   (1,694,110)    (1,172,864)    (438,153)    360,402     (392,130)    (697,309)
                                                    -----------    -----------    ---------    --------    ---------    ---------
          Net increase (decrease) in contract
            owners' equity from operations........  $(1,789,068)   $(1,310,560)   $(406,762)   $398,402    $(196,922)   $(554,782)
                                                    ===========    ===========    =========    ========    =========    =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                               JANUS ASPEN SERIES INSTITUTIONAL SHARES
                                      ----------------------------------------------------------
                                                 GROWTH                  INTERNATIONAL GROWTH
                                               SUBACCOUNT                     SUBACCOUNT
                                      ----------------------------    --------------------------
                                          2001            2000           2001           2000
                                      ------------    ------------    -----------    -----------
Investment activity:
  Reinvested dividends..............  $     35,383    $  1,908,506    $    92,807    $   203,779
  Risk & administrative expense
     (note 4).......................      (715,488)       (960,342)      (126,941)      (159,640)
                                      ------------    ------------    -----------    -----------
       Net investment activity......      (680,105)        948,164        (34,134)        44,139
                                      ------------    ------------    -----------    -----------
  Realized & unrealized gain (loss)
     on investments:
     Reinvested capital gains.......       106,280       4,494,338              0        383,194
     Realized gain (loss)...........    (4,605,887)        119,494     (3,245,733)       249,261
     Unrealized gain (loss).........   (11,980,786)    (19,466,621)     1,003,175     (1,116,289)
                                      ------------    ------------    -----------    -----------
       Net gain (loss) on
          investments...............   (16,480,393)    (14,852,789)    (2,242,558)      (483,834)
                                      ------------    ------------    -----------    -----------
          Net increase (decrease) in
            contract owners' equity
            from operations.........  $(17,160,498)   $(13,904,625)   $(2,276,692)   $  (439,695)
                                      ============    ============    ===========    ===========

                                               JANUS ASPEN SERIES INSTITUTIONAL SHARES
                                      ----------------------------------------------------------
                                            WORLDWIDE GROWTH                   BALANCED
                                               SUBACCOUNT                     SUBACCOUNT
                                      ----------------------------    --------------------------
                                          2001            2000           2001           2000
                                      ------------    ------------    -----------    -----------
Investment activity:
  Reinvested dividends..............  $    171,756    $  1,044,155    $ 1,563,340    $ 3,634,495
  Risk & administrative expense
     (note 4).......................      (487,248)       (643,012)      (797,401)      (802,139)
                                      ------------    ------------    -----------    -----------
       Net investment activity......      (315,492)        401,143        765,939      2,832,356
                                      ------------    ------------    -----------    -----------
  Realized & unrealized gain (loss)
     on investments:
     Reinvested capital gains.......             0       3,406,443              0      3,703,482
     Realized gain (loss)...........    (9,443,536)      1,580,877     (1,174,927)       (78,505)
     Unrealized gain (loss).........    (1,204,789)    (15,243,817)    (3,623,852)    (8,963,700)
                                      ------------    ------------    -----------    -----------
       Net gain (loss) on
          investments...............   (10,648,325)    (10,256,497)    (4,798,779)    (5,338,723)
                                      ------------    ------------    -----------    -----------
          Net increase (decrease) in
            contract owners' equity
            from operations.........  $(10,963,817)   $ (9,855,354)   $(4,032,840)   $(2,506,367)
                                      ============    ============    ===========    ===========

                                                                    SALOMON BROTHERS VARIABLE SERIES
                                        -----------------------------------------------------------------------------------------
                                                  CAPITAL                      TOTAL RETURN                    INVESTORS
                                                 SUBACCOUNT                     SUBACCOUNT                    SUBACCOUNT
                                        ----------------------------    --------------------------    ---------------------------
                                            2001            2000           2001           2000            2001           2000
                                        ------------    ------------    -----------    -----------    ------------    -----------
Investment activity:
  Reinvested dividends................  $     63,191    $     12,142    $    99,018    $    58,858    $     31,567    $     7,299
  Risk & administrative expense (note
     4)...............................       (69,950)        (22,413)       (44,070)       (20,645)        (34,693)        (8,858)
                                        ------------    ------------    -----------    -----------    ------------    -----------
       Net investment activity........        (6,759)        (10,271)        54,948         38,213          (3,126)        (1,559)
                                        ------------    ------------    -----------    -----------    ------------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.........        57,060         131,101              0              0          26,132         30,749
     Realized gain (loss).............       (21,114)        107,132         (4,864)           535         (16,682)         6,964
     Unrealized gain (loss)...........        35,257           7,364        (87,215)        64,979        (149,673)        52,470
                                        ------------    ------------    -----------    -----------    ------------    -----------
       Net gain (loss) on
          investments.................        71,203         245,597        (92,079)        65,514        (140,223)        90,183
                                        ------------    ------------    -----------    -----------    ------------    -----------
          Net increase (decrease) in
            contract owners' equity
            from operations...........  $     64,444    $    235,326    $   (37,131)   $   103,727    $   (143,349)   $    88,624
                                        ============    ============    ===========    ===========    ============    ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                   STRONG VARIABLE ANNUITY FUNDS
                                       --------------------------------------------------------------------------------------
                                             OPPORTUNITY II             MULTI CAP VALUE II            MID-CAP GROWTH II
                                               SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                                       --------------------------    ------------------------    ----------------------------
                                          2001           2000           2001          2000           2001            2000
                                       -----------    -----------    ----------    ----------    ------------    ------------
Investment activity:
  Reinvested dividends...............  $    74,304    $    22,840    $     101      $ 10,181     $          0    $          0
  Risk & administrative expense (note
     4)..............................     (189,904)       (82,814)     (40,610)      (21,797)        (536,320)       (438,337)
                                       -----------    -----------    ---------      --------     ------------    ------------
       Net investment activity.......     (115,600)       (59,974)     (40,509)      (11,616)        (536,320)       (438,337)
                                       -----------    -----------    ---------      --------     ------------    ------------
  Realized & unrealized gain (loss)
     on investments:
     Reinvested capital gains........    3,002,842      1,225,412          842             0                0       3,422,543
     Realized gain (loss)............     (220,625)       194,089       68,568        (8,092)      (2,736,968)        285,399
     Unrealized gain (loss)..........   (3,309,636)    (1,073,984)      51,026        77,761      (13,294,504)    (13,115,539)
                                       -----------    -----------    ---------      --------     ------------    ------------
       Net gain (loss) on
          investments................     (527,419)       345,517      120,436        69,669      (16,031,472)     (9,407,597)
                                       -----------    -----------    ---------      --------     ------------    ------------
          Net increase (decrease) in
            contract owners' equity
            from operations..........  $  (643,019)   $   285,543    $  79,927      $ 58,053     $(16,567,792)   $ (9,845,934)
                                       ===========    ===========    =========      ========     ============    ============


Investment activity:
  Reinvested dividends...............
  Risk & administrative expense (note
     4)..............................
       Net investment activity.......
  Realized & unrealized gain (loss)
     on investments:
     Reinvested capital gains........
     Realized gain (loss)............
     Unrealized gain (loss)..........
       Net gain (loss) on
          investments................
          Net increase (decrease) in
            contract owners' equity
            from operations..........

                                                           MORGAN STANLEY UNIVERSAL FUNDS
                                       ----------------------------------------------------------------------
                                              FIXED INCOME                US REAL ESTATE            VALUE
                                               SUBACCOUNT                   SUBACCOUNT            SUBACCOUNT
                                       --------------------------    ------------------------    ------------
                                          2001           2000           2001          2000           2001
                                       -----------    -----------    ----------    ----------    ------------
Investment activity:
  Reinvested dividends...............  $   196,939    $   318,324    $  59,045      $ 44,465     $     11,929
  Risk & administrative expense (note
     4)..............................      (70,000)       (65,474)     (29,751)      (22,028)         (17,327)
                                       -----------    -----------    ---------      --------     ------------
       Net investment activity.......      126,939        252,850       29,294        22,437           (5,398)
                                       -----------    -----------    ---------      --------     ------------
  Realized & unrealized gain (loss)
     on investments:
     Reinvested capital gains........       75,960              0       17,828        12,387           53,338
     Realized gain (loss)............       74,706         (4,319)     249,122        68,082           28,330
     Unrealized gain (loss)..........      119,312        224,560     (117,742)      329,647          (64,403)
                                       -----------    -----------    ---------      --------     ------------
       Net gain (loss) on
          investments................      269,978        220,241      149,208       410,116           17,265
                                       -----------    -----------    ---------      --------     ------------
          Net increase (decrease) in
            contract owners' equity
            from operations..........  $   396,917    $   473,091    $ 178,502      $432,553     $     11,867
                                       ===========    ===========    =========      ========     ============

                                              MORGAN STANLEY UNIVERSAL FUNDS
                                       --------------------------------------------
                                          VALUE            EMERGING MARKET DEBT
                                        SUBACCOUNT              SUBACCOUNT
                                       ------------    ----------------------------
                                           2000            2001            2000
                                       ------------    ------------    ------------
Investment activity:
  Reinvested dividends...............  $     10,986    $     18,296    $     29,213
  Risk & administrative expense (note
     4)..............................       (13,849)         (3,113)         (2,921)
                                       ------------    ------------    ------------
       Net investment activity.......        (2,863)         15,183          26,292
                                       ------------    ------------    ------------
  Realized & unrealized gain (loss)
     on investments:
     Reinvested capital gains........        16,951               0               0
     Realized gain (loss)............        (9,243)          1,471           3,996
     Unrealized gain (loss)..........       236,757           2,863          (9,816)
                                       ------------    ------------    ------------
       Net gain (loss) on
          investments................       244,465           4,334          (5,820)
                                       ------------    ------------    ------------
          Net increase (decrease) in
            contract owners' equity
            from operations..........  $    241,602    $     19,517    $     20,472
                                       ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                            GOLDMAN SACHS
                                              --------------------------------------------------------------------------
                                               VIT GROWTH & INCOME         VIT CORE US EQUITY        VIT GLOBAL INCOME
                                                    SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                              ----------------------    ------------------------    --------------------
                                                2001         2000          2001          2000         2001        2000
                                              ---------    ---------    -----------    ---------    --------    --------
Investment activity:
  Reinvested dividends......................  $  26,448    $  15,800    $    37,388    $  46,946    $138,769    $139,095
  Risk & administrative expense (note 4)....    (61,785)     (47,140)      (103,145)     (90,739)    (35,450)    (16,368)
                                              ---------    ---------    -----------    ---------    --------    --------
       Net investment activity..............    (35,337)     (31,340)       (65,757)     (43,793)    103,319     122,727
                                              ---------    ---------    -----------    ---------    --------    --------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...............          0            0              0       41,914           0           0
     Realized gain (loss)...................    (73,591)      (3,073)      (221,421)      88,807       2,314      (2,815)
     Unrealized gain (loss).................   (357,248)    (207,268)      (828,515)    (887,099)    (37,572)    (30,690)
                                              ---------    ---------    -----------    ---------    --------    --------
       Net gain (loss) on investments.......   (430,839)    (210,341)    (1,049,936)    (756,378)    (35,258)    (33,505)
                                              ---------    ---------    -----------    ---------    --------    --------
          Net increase (decrease) in
            contract owners' equity from
            operations......................  $(466,176)   $(241,681)   $(1,115,693)   $(800,171)   $ 68,061    $ 89,222
                                              =========    =========    ===========    =========    ========    ========

                                                    GOLDMAN SACHS
                                              --------------------------
                                                  VIT CAPITAL GROWTH
                                                      SUBACCOUNT
                                              --------------------------
                                                 2001           2000
                                              -----------    -----------
Investment activity:
  Reinvested dividends......................  $    11,000    $     7,139
  Risk & administrative expense (note 4)....      (90,102)       (83,072)
                                              -----------    -----------
       Net investment activity..............      (79,102)       (75,933)
                                              -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...............       22,518        380,661
     Realized gain (loss)...................     (373,155)       145,890
     Unrealized gain (loss).................     (775,076)    (1,022,597)
                                              -----------    -----------
       Net gain (loss) on investments.......   (1,125,713)      (496,046)
                                              -----------    -----------
          Net increase (decrease) in
            contract owners' equity from
            operations......................  $(1,204,815)   $  (571,979)
                                              ===========    ===========

                                                           LAZARD RETIREMENT FUNDS                   PRUDENTIAL SERIES
                                              --------------------------------------------------    --------------------
                                                 EMERGING MARKET               SMALL CAP              20/20 FOCUS CL 2
                                                    SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                              ----------------------    ------------------------    --------------------
                                                2001         2000          2001          2000         2001      2000(b)
                                              ---------    ---------    -----------    ---------    --------    --------
Investment activity:
  Reinvested dividends......................  $   8,815    $   3,587    $     5,258    $   2,112    $  2,237    $    285
  Risk & administrative expense (note 4)....    (25,970)     (27,018)       (56,041)      (7,233)    (10,269)     (3,630)
                                              ---------    ---------    -----------    ---------    --------    --------
     Net investment activity................    (17,155)     (23,431)       (50,783)      (5,121)     (8,032)     (3,345)
                                              ---------    ---------    -----------    ---------    --------    --------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...............          0       77,417        457,980        8,024       9,839       5,833
     Realized gain (loss)...................   (544,150)     (15,703)        28,781       10,481     (13,013)       (914)
     Unrealized gain (loss).................    435,949     (771,637)       496,624       80,821     (13,336)    (11,599)
                                              ---------    ---------    -----------    ---------    --------    --------
       Net gain (loss) on investments.......   (108,201)    (709,923)       983,385       99,326     (16,510)     (6,680)
                                              ---------    ---------    -----------    ---------    --------    --------
          Net increase (decrease) in
            contract owners' equity from
            operations......................  $(125,356)   $(733,354)   $   932,602    $  94,205    $(24,542)   $(10,025)
                                              =========    =========    ===========    =========    ========    ========

                                                  PRUDENTIAL SERIES
                                              --------------------------
                                                    JENNISON CL 2
                                                      SUBACCOUNT
                                              --------------------------
                                                 2001          2000(b)
                                              -----------    -----------
Investment activity:
  Reinvested dividends......................  $         2    $         7
  Risk & administrative expense (note 4)....      (61,013)       (18,987)
                                              -----------    -----------
     Net investment activity................      (61,011)       (18,980)
                                              -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...............       36,255        442,620
     Realized gain (loss)...................     (427,918)       (14,031)
     Unrealized gain (loss).................     (415,917)    (1,089,021)
                                              -----------    -----------
       Net gain (loss) on investments.......     (807,580)      (660,432)
                                              -----------    -----------
          Net increase (decrease) in
            contract owners' equity from
            operations......................  $  (868,591)   $  (679,412)
                                              ===========    ===========

---------------

(b) Period from January 4, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                                    BRINSON SERIES TRUST MUTUAL FUNDS
                                           ----------------------------------------------------
                                                STRATEGIC INCOME            GROWTH & INCOME
                                              SUBACCOUNT (NOTE 7)         SUBACCOUNT (NOTE 7)
                                           --------------------------    ----------------------
                                              2001           2000          2001         2000
                                           -----------    -----------    ---------    ---------
Investment activity:
  Reinvested dividends...................  $    30,457    $    25,379    $  21,266    $   2,598
  Risk & administrative expense (note
     4)..................................       (7,037)        (5,347)     (23,969)     (14,227)
                                           -----------    -----------    ---------    ---------
     Net investment activity.............       23,420         20,032       (2,703)     (11,629)
                                           -----------    -----------    ---------    ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains............            0              0      534,613       51,520
     Realized gain (loss)................      (74,602)        (3,275)    (735,085)       3,985
     Unrealized gain (loss)..............       22,770        (16,137)      58,138     (107,592)
                                           -----------    -----------    ---------    ---------
       Net gain (loss) on investments....      (51,832)       (19,412)    (142,334)     (52,087)
                                           -----------    -----------    ---------    ---------
          Net increase (decrease) in
            contract owners' equity from
            operations...................  $   (28,412)   $       620    $(145,037)   $ (63,716)
                                           ===========    ===========    =========    =========

                                                     BRINSON SERIES TRUST MUTUAL FUNDS
                                           ------------------------------------------------------
                                             TACTICAL ALLOCATION               SMALL CAP
                                                  SUBACCOUNT              SUBACCOUNT (NOTE 7)
                                           ------------------------    --------------------------
                                              2001          2000          2001           2000
                                           -----------    ---------    -----------    -----------
Investment activity:
  Reinvested dividends...................  $   157,353    $   1,091    $         0    $         0
  Risk & administrative expense (note
     4)..................................     (127,807)     (67,473)        (5,730)        (5,478)
                                           -----------    ---------    -----------    -----------
     Net investment activity.............       29,546      (66,382)        (5,730)        (5,478)
                                           -----------    ---------    -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains............      435,828       70,470              0        108,114
     Realized gain (loss)................     (189,647)        (901)      (122,786)         4,213
     Unrealized gain (loss)..............   (1,513,664)    (222,473)        67,101        (70,731)
                                           -----------    ---------    -----------    -----------
       Net gain (loss) on investments....   (1,267,483)    (152,904)       (55,685)        41,596
                                           -----------    ---------    -----------    -----------
          Net increase (decrease) in
            contract owners' equity from
            operations...................  $(1,237,937)   $(219,286)   $   (61,415)   $    36,118
                                           ===========    =========    ===========    ===========

                                                      PBHG                                  FIDELITY INVESTMENTS
                                           --------------------------    ----------------------------------------------------------
                                                  TECH & COMM            VIP SERVICE CL 2 MID-CAP III    VIP SERVICE CL 2 CONTRA II
                                                   SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                           --------------------------    ----------------------------    --------------------------
                                              2001          2000(c)          2001          2000(c)           2001         2000(c)
                                           -----------    -----------    ------------    ------------    ------------    ----------
Investment activity:
  Reinvested dividends...................  $         0    $         0     $       0       $  24,715      $    26,562     $       0
  Risk & administrative expense (note
     4)..................................      (56,122)       (28,400)     (179,873)        (24,995)         (83,252)      (11,702)
                                           -----------    -----------     ---------       ---------      -----------     ---------
     Net investment activity.............      (56,122)       (28,400)     (179,873)           (280)         (56,690)      (11,702)
                                           -----------    -----------     ---------       ---------      -----------     ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains............    2,364,108        280,929             0               0           99,606             0
     Realized gain (loss)................   (1,219,850)      (324,005)      (57,087)         (3,691)            (783)        1,476
     Unrealized gain (loss)..............   (4,567,278)    (3,963,168)      256,611         250,695         (530,967)     (141,282)
                                           -----------    -----------     ---------       ---------      -----------     ---------
       Net gain (loss) on investments....   (3,423,020)    (4,006,244)      199,524         247,004         (432,144)     (139,806)
                                           -----------    -----------     ---------       ---------      -----------     ---------
          Net increase (decrease) in
            contract owners' equity from
            operations...................  $(3,479,142)   $(4,034,644)    $  19,651       $ 246,724      $  (488,834)    $(151,508)
                                           ===========    ===========     =========       =========      ===========     =========

                                              FIDELITY INVESTMENTS
                                           --------------------------
                                            VIP SERVICE CL 2 GROWTH
                                                   SUBACCOUNT
                                           --------------------------
                                              2001          2000(c)
                                           -----------    -----------
Investment activity:
  Reinvested dividends...................  $    10,725    $         0
  Risk & administrative expense (note
     4)..................................     (234,683)       (40,602)
                                           -----------    -----------
     Net investment activity.............     (223,958)       (40,602)
                                           -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains............    1,008,188              0
     Realized gain (loss)................     (480,327)        (7,454)
     Unrealized gain (loss)..............   (3,636,840)    (1,438,249)
                                           -----------    -----------
       Net gain (loss) on investments....   (3,108,979)    (1,445,703)
                                           -----------    -----------
          Net increase (decrease) in
            contract owners' equity from
            operations...................  $(3,332,937)   $(1,486,305)
                                           ===========    ===========

---------------

(c) Period from May 1, 2000, date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                                            JANUS ASPEN SERIES SERVICE SHARES
                                        -------------------------------------------------------------------------
                                                  GROWTH                    WORLDWIDE GROWTH           BALANCED
                                                SUBACCOUNT                     SUBACCOUNT             SUBACCOUNT
                                        ---------------------------    ---------------------------    -----------
                                            2001          2000(c)          2001          2000(c)         2001
                                        ------------    -----------    ------------    -----------    -----------
Investment activity:
  Reinvested dividends................  $          0    $   193,965    $     82,867    $   129,647    $   853,718
  Risk & administrative expense (note
     4)...............................      (457,250)      (143,884)       (394,935)      (104,480)      (579,644)
                                        ------------    -----------    ------------    -----------    -----------
       Net investment activity........      (457,250)        50,081        (312,068)        25,167        274,074
                                        ------------    -----------    ------------    -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.........        69,998        546,350               0        504,325              0
     Realized gain (loss).............      (857,581)        (8,108)    (10,660,323)      (488,416)       (79,548)
     Unrealized gain (loss)...........    (9,201,389)    (5,339,874)      4,141,128     (3,305,094)    (2,505,125)
                                        ------------    -----------    ------------    -----------    -----------
       Net gain (loss) on
          investments.................    (9,988,972)    (4,801,632)     (6,519,195)    (3,289,185)    (2,584,673)
                                        ------------    -----------    ------------    -----------    -----------
          Net increase (decrease) in
            contract owners' equity
            from operations...........  $(10,446,222)   $(4,751,551)   $ (6,831,263)   $(3,264,018)   $(2,310,599)
                                        ============    ===========    ============    ===========    ===========

                                            JANUS ASPEN SERIES SERVICE SHARES
                                        -----------------------------------------
                                         BALANCED         INTERNATIONAL GROWTH
                                        SUBACCOUNT             SUBACCOUNT
                                        -----------    --------------------------
                                          2000(c)         2001          2000(c)
                                        -----------    -----------    -----------
Investment activity:
  Reinvested dividends................  $   364,538    $    77,165    $    52,858
  Risk & administrative expense (note
     4)...............................     (109,856)      (151,385)       (42,969)
                                        -----------    -----------    -----------
       Net investment activity........      254,682        (74,220)         9,889
                                        -----------    -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.........      318,790              0        112,959
     Realized gain (loss).............       (6,945)    (2,572,366)      (662,589)
     Unrealized gain (loss)...........   (1,096,499)     1,070,180       (655,239)
                                        -----------    -----------    -----------
       Net gain (loss) on
          investments.................     (784,654)    (1,502,186)    (1,204,869)
                                        -----------    -----------    -----------
          Net increase (decrease) in
            contract owners' equity
            from operations...........  $  (529,972)   $(1,576,406)   $(1,194,980)
                                        ===========    ===========    ===========

                                                 JP MORGAN SERIES TRUST II                     ALLIANCE CAPITAL (NOTE 7)
                                        -------------------------------------------    -----------------------------------------
                                                                         MID CAP         GLOBAL        GROWTH &
                                               SMALL COMPANY              VALUE           BOND          INCOME         QUASAR
                                                SUBACCOUNT              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                        ---------------------------    ------------    -----------    -----------    -----------
                                            2001           2000          2001(e)         2001(d)        2001(d)        2001(d)
                                        ------------    -----------    ------------    -----------    -----------    -----------
Investment activity:
  Reinvested dividends................  $      1,655    $     6,302    $          0    $         0    $         0    $         0
  Risk & administrative expense (note
     4)...............................       (53,655)       (44,328)           (220)        (1,489)        (6,806)          (961)
                                        ------------    -----------    ------------    -----------    -----------    -----------
       Net investment activity........       (52,000)       (38,026)           (220)        (1,489)        (6,806)          (961)
                                        ------------    -----------    ------------    -----------    -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.........             0         79,825               0              0              0              0
     Realized gain (loss).............       (32,218)        92,828             336           (987)          (346)          (594)
     Unrealized gain (loss)...........      (247,679)      (607,419)          7,502        (12,634)        65,537         41,628
                                        ------------    -----------    ------------    -----------    -----------    -----------
       Net gain (loss) on
          investments.................      (279,897)      (434,766)          7,838        (13,621)        65,191         41,034
                                        ------------    -----------    ------------    -----------    -----------    -----------
          Net increase (decrease) in
            contract owners' equity
            from operations...........  $   (331,897)   $  (472,792)   $      7,618    $   (15,110)   $    58,385    $    40,073
                                        ============    ===========    ============    ===========    ===========    ===========

---------------

(c) Period from May 1, 2000, date of commencement of operations.

(d) Period from October 26, 2001, date of commencement of operations.

(e) Period from November 1, 2001, date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF OPERATIONS

                            For the Two Periods Ended December 31, 2001 and 2000

                                                MFS INVESTMENT MANAGEMENT                              FIRST AMERICAN
                                   ----------------------------------------------------    --------------------------------------
                                                  MID CAP                                                                EQUITY
                                      NEW        INVESTORS      MID CAP        TOTAL              CORPORATE              INCOME
                                   DISCOVERY       GROWTH        GROWTH        RETURN                BOND              SUBACCOUNT
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT           SUBACCOUNT            (NOTE 7)
                                   ----------    ----------    ----------    ----------    ------------------------    ----------
                                    2001(e)       2001(e)       2001(e)       2001(e)       2001(f)         2000        2001(g)
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Investment activity:
  Reinvested dividends...........   $     0        $    0        $    0       $     0       $ 98,671      $ 84,569      $      0
  Risk & administrative expense
     (note 4)....................      (247)         (170)         (157)         (710)       (26,450)      (16,360)      (10,772)
                                    -------        ------        ------       -------       --------      --------      --------
       Net investment activity...      (247)         (170)         (157)         (710)        72,221        68,209       (10,772)
                                    -------        ------        ------       -------       --------      --------      --------
  Realized & unrealized gain
     (loss) on investments:
     Reinvested capital gains....         0             0             0             0              0             0             0
     Realized gain (loss)........     1,230           104         1,049           (54)       (20,817)      (52,839)        2,059
     Unrealized gain (loss)......    10,744         2,443         5,419        10,347         30,553       102,170       362,989
                                    -------        ------        ------       -------       --------      --------      --------
       Net gain (loss) on
          investments............    11,974         2,547         6,468        10,293          9,736        49,331       365,048
                                    -------        ------        ------       -------       --------      --------      --------
          Net increase (decrease)
            in contract owners'
            equity from
            operations...........   $11,727        $2,377        $6,311       $ 9,583       $ 81,957      $117,540      $354,276
                                    =======        ======        ======       =======       ========      ========      ========

---------------

(e) Period from November 1, 2001, date of commencement of operations.

(f) Prior to December 14, 2001, the portfolio was known as the Strategic Income Subaccount.

(g) Period from December 14, 2001, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                           EQUITY                         MONEY MARKET                         BOND
                                         SUBACCOUNT                        SUBACCOUNT                       SUBACCOUNT
                                ----------------------------    --------------------------------    --------------------------
                                    2001            2000             2001              2000            2001           2000
                                ------------    ------------    ---------------    -------------    -----------    -----------
Investment activity:
  Net investment activity.....  $ (1,902,099)   $  8,500,747    $     1,485,783    $   1,854,977    $ 1,157,707    $   666,535
  Reinvested capital gains....             0         534,237                  0                0              0              0
  Realized gain (loss)........      (953,994)       (124,285)             3,698          (16,725)       (38,548)      (104,550)
  Unrealized gain (loss)......   (18,538,279)    (22,249,108)                 0                0        131,142        (24,417)
                                ------------    ------------    ---------------    -------------    -----------    -----------
     Net increase (decrease)
       in contract owners'
       equity from
       operations.............   (21,394,372)    (13,338,409)         1,489,481        1,838,252      1,250,301        537,568
                                ------------    ------------    ---------------    -------------    -----------    -----------
Equity transactions:
  Contract purchase
     payments.................    24,900,446      42,348,280         61,510,472       56,976,536      6,130,926      1,681,194
     Transfers from fixed &
       other subaccounts......    49,291,392      44,308,111      1,339,639,621      582,741,413     19,488,524      3,503,621
     Withdrawals, surrenders &
       contract charges (note
       5).....................    (9,383,719)    (13,395,108)        (9,736,884)     (17,615,316)    (1,130,098)    (1,062,838)
     Annuity & death benefit
       payments...............    (3,690,380)     (1,996,145)        (1,536,187)        (458,612)      (561,015)      (280,405)
     Transfers to fixed &
       other subaccounts......   (15,832,980)    (18,726,559)    (1,319,307,537)    (611,876,859)    (7,052,316)    (1,997,288)
                                ------------    ------------    ---------------    -------------    -----------    -----------
       Net equity
          transactions........    45,284,759      52,538,579         70,569,485        9,767,162     16,876,021      1,844,284
                                ------------    ------------    ---------------    -------------    -----------    -----------
          Net change in
            contract owners'
            equity............    23,890,387      39,200,170         72,058,966       11,605,414     18,126,322      2,381,852
Contract owners' equity:
  Beginning of period.........   188,642,901     149,442,731         45,257,878       33,652,464     13,552,727     11,170,875
                                ------------    ------------    ---------------    -------------    -----------    -----------
  End of period...............  $212,533,288    $188,642,901    $   117,316,844    $  45,257,878    $31,679,049    $13,552,727
                                ============    ============    ===============    =============    ===========    ===========
Change in units:
  Beginning units.............    11,811,799       5,659,759          3,842,658        2,833,152      1,019,325        758,304
                                ------------    ------------    ---------------    -------------    -----------    -----------
  Units purchased.............     6,948,071       7,355,214         84,816,548       51,080,443      2,113,587        459,600
  Units redeemed..............    (1,839,458)     (1,203,174)       (78,691,393)     (50,070,937)      (649,380)      (198,579)
                                ------------    ------------    ---------------    -------------    -----------    -----------
  Ending units................    16,920,412      11,811,799          9,967,813        3,842,658      2,483,532      1,019,325
                                ============    ============    ===============    =============    ===========    ===========

                                            OMNI
                                         SUBACCOUNT
                                ----------------------------
                                    2001            2000
                                ------------    ------------
Investment activity:
  Net investment activity.....  $    326,958    $     27,326
  Reinvested capital gains....             0      10,554,622
  Realized gain (loss)........    (1,921,241)      3,426,768
  Unrealized gain (loss)......    (5,799,239)    (24,559,417)
                                ------------    ------------
     Net increase (decrease)
       in contract owners'
       equity from
       operations.............    (7,393,522)    (10,550,701)
                                ------------    ------------
Equity transactions:
  Contract purchase
     payments.................     1,326,674       3,978,419
     Transfers from fixed &
       other subaccounts......     1,620,430       2,163,736
     Withdrawals, surrenders &
       contract charges (note
       5).....................    (4,492,736)     (6,954,018)
     Annuity & death benefit
       payments...............      (719,382)       (976,202)
     Transfers to fixed &
       other subaccounts......    (5,967,685)    (11,141,612)
                                ------------    ------------
       Net equity
          transactions........    (8,232,699)    (12,929,677)
                                ------------    ------------
          Net change in
            contract owners'
            equity............   (15,626,221)    (23,480,378)
Contract owners' equity:
  Beginning of period.........    56,260,467      79,740,845
                                ------------    ------------
  End of period...............  $ 40,634,246    $ 56,260,467
                                ============    ============
Change in units:
  Beginning units.............     2,708,723       2,985,999
                                ------------    ------------
  Units purchased.............       241,796         417,015
  Units redeemed..............      (584,196)       (694,291)
                                ------------    ------------
  Ending units................     2,366,323       2,708,723
                                ============    ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                          INTERNATIONAL                CAPITAL APPRECIATION                SMALL CAP
                                            SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                  ------------------------------    --------------------------    ----------------------------
                                      2001             2000            2001           2000            2001            2000
                                  -------------    -------------    -----------    -----------    ------------    ------------
Investment activity:
  Net investment activity.......  $    (415,806)   $   8,775,245    $  (269,464)   $ 3,339,176    $   (587,449)   $  4,240,953
  Reinvested capital gains......              0        3,608,750      4,260,809         26,853               0       8,278,584
  Realized gain (loss)..........    (27,917,389)      11,824,379        100,655       (409,482)     (1,773,040)      2,200,145
  Unrealized gain (loss)........     16,782,653      (36,149,453)      (977,109)     3,840,523      (9,650,431)    (23,755,818)
                                  -------------    -------------    -----------    -----------    ------------    ------------
  Net increase (decrease) in
     contract owners' equity
     from operations............    (11,550,542)     (11,941,079)     3,114,891      6,797,070     (12,010,920)     (9,036,136)
                                  -------------    -------------    -----------    -----------    ------------    ------------
Equity transactions:
  Contract purchase payments....      1,608,465        4,077,825      4,526,366      1,708,252       3,445,077      11,143,277
     Transfers from fixed &
       other subaccounts........    378,048,378      101,173,657     23,194,191      4,141,650      10,314,042      15,464,358
     Withdrawals, surrenders &
       contract charges (note
       5).......................     (2,199,166)      (4,168,112)    (2,241,889)    (1,807,062)     (2,641,184)     (4,414,880)
     Annuity & death benefit
       payments.................       (319,336)        (396,003)      (558,735)      (233,619)       (447,330)       (462,812)
     Transfers to fixed & other
       subaccounts..............   (374,043,011)    (104,027,433)    (7,478,616)    (6,060,460)     (9,280,708)    (10,727,574)
                                  -------------    -------------    -----------    -----------    ------------    ------------
       Net equity
          transactions..........      3,095,330       (3,340,066)    17,441,317     (2,251,239)      1,389,897      11,002,369
                                  -------------    -------------    -----------    -----------    ------------    ------------
          Net change in contract
            owners' equity......     (8,455,212)     (15,281,145)    20,556,208      4,545,831     (10,621,023)      1,966,233
Contract owners' equity:
  Beginning of period...........     42,724,018       58,005,163     30,899,717     26,353,886      60,393,349      58,427,116
                                  -------------    -------------    -----------    -----------    ------------    ------------
  End of period.................  $  34,268,806    $  42,724,018    $51,455,925    $30,899,717    $ 49,772,326    $ 60,393,349
                                  =============    =============    ===========    ===========    ============    ============
Change in units:
  Beginning units...............      2,250,926        2,271,399      1,728,637      1,815,504       2,787,112       1,720,609
                                  -------------    -------------    -----------    -----------    ------------    ------------
  Units purchased...............     25,851,307        5,982,586      1,738,327        432,715       1,284,526       1,691,175
  Units redeemed................    (25,154,720)      (6,003,059)      (545,269)      (519,582)       (757,703)       (624,672)
                                  -------------    -------------    -----------    -----------    ------------    ------------
  Ending units..................      2,947,513        2,250,926      2,921,695      1,728,637       3,313,935       2,787,112
                                  =============    =============    ===========    ===========    ============    ============

                                         INTERNATIONAL
                                         SMALL COMPANY
                                           SUBACCOUNT
                                  ----------------------------
                                      2001            2000
                                  ------------    ------------
Investment activity:
  Net investment activity.......  $   (113,516)   $   (154,217)
  Reinvested capital gains......             0         723,241
  Realized gain (loss)..........    (5,197,661)      1,003,419
  Unrealized gain (loss)........     2,144,628      (6,349,623)
                                  ------------    ------------
  Net increase (decrease) in
     contract owners' equity
     from operations............    (3,166,549)     (4,777,180)
                                  ------------    ------------
Equity transactions:
  Contract purchase payments....       690,114       4,191,686
     Transfers from fixed &
       other subaccounts........    87,024,056      50,713,809
     Withdrawals, surrenders &
       contract charges (note
       5).......................      (463,689)       (611,589)
     Annuity & death benefit
       payments.................      (116,409)        (82,400)
     Transfers to fixed & other
       subaccounts..............   (87,652,356)    (50,191,690)
                                  ------------    ------------
       Net equity
          transactions..........      (518,284)      4,019,816
                                  ------------    ------------
          Net change in contract
            owners' equity......    (3,684,833)       (757,364)
Contract owners' equity:
  Beginning of period...........    11,260,740      12,018,104
                                  ------------    ------------
  End of period.................  $  7,575,907    $ 11,260,740
                                  ============    ============
Change in units:
  Beginning units...............       782,898         478,241
                                  ------------    ------------
  Units purchased...............     6,649,415       2,946,913
  Units redeemed................    (6,652,953)     (2,642,256)
                                  ------------    ------------
  Ending units..................       779,360         782,898
                                  ============    ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                         AGGRESSIVE GROWTH                CORE GROWTH                 GROWTH & INCOME
                                             SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                     --------------------------    --------------------------    --------------------------
                                        2001           2000           2001           2000           2001           2000
                                     -----------    -----------    -----------    -----------    -----------    -----------
Investment activity:
  Net investment activity..........  $   (14,428)   $  (113,110)   $   (88,866)   $ 1,145,507    $    46,368    $ 5,512,576
  Reinvested capital gains.........            0              0         66,287        630,691         41,779      1,584,163
  Realized gain (loss).............   (1,154,245)        66,640     (1,482,473)       286,019       (663,916)       340,813
  Unrealized gain (loss)...........   (2,215,141)    (3,379,107)    (3,134,772)    (5,355,873)    (7,683,108)   (13,449,577)
                                     -----------    -----------    -----------    -----------    -----------    -----------
     Net increase (decrease) in
       contract owners' equity from
       operations..................   (3,383,814)    (3,425,577)    (4,639,824)    (3,293,656)    (8,258,877)    (6,012,025)
                                     -----------    -----------    -----------    -----------    -----------    -----------
Equity transactions:
  Contract purchase payments.......      910,892      4,177,765        674,522      2,754,502      2,924,356     10,667,814
     Transfers from fixed & other
       subaccounts.................    1,811,263      5,186,410      2,127,142      5,802,352      9,061,055     14,216,603
     Withdrawals, surrenders &
       contract charges (note 5)...     (382,551)      (440,672)      (446,092)      (789,401)    (2,642,053)    (3,441,496)
     Annuity & death benefit
       payments....................     (137,826)       (52,373)       (60,814)      (144,147)      (711,760)      (593,522)
     Transfers to fixed & other
       subaccounts.................   (2,138,779)    (1,658,293)    (2,654,673)    (2,481,072)    (6,896,838)    (6,947,578)
                                     -----------    -----------    -----------    -----------    -----------    -----------
       Net equity transactions.....       62,999      7,212,837       (359,915)     5,142,234      1,734,760     13,901,821
                                     -----------    -----------    -----------    -----------    -----------    -----------
          Net change in contract
            owners' equity.........   (3,320,815)     3,787,260     (4,999,739)     1,848,578     (6,524,117)     7,889,796
Contract owners' equity:
  Beginning of period..............   10,140,084      6,352,824     11,473,659      9,625,081     57,047,198     49,157,402
                                     -----------    -----------    -----------    -----------    -----------    -----------
  End of period....................  $ 6,819,269    $10,140,084    $ 6,473,920    $11,473,659    $50,523,081    $57,047,198
                                     ===========    ===========    ===========    ===========    ===========    ===========
Change in units:
  Beginning units..................    1,187,361        467,387        780,087        438,033      3,250,528      2,319,471
                                     -----------    -----------    -----------    -----------    -----------    -----------
  Units purchased..................      423,749        858,735        358,588        520,032        723,492      1,384,252
  Units redeemed...................     (408,815)      (138,761)      (311,952)      (177,978)      (536,880)      (453,195)
                                     -----------    -----------    -----------    -----------    -----------    -----------
  Ending units.....................    1,202,295      1,187,361        826,723        780,087      3,437,140      3,250,528
                                     ===========    ===========    ===========    ===========    ===========    ===========

                                            S&P 500 INDEX
                                              SUBACCOUNT
                                     ----------------------------
                                         2001            2000
                                     ------------    ------------
Investment activity:
  Net investment activity..........  $    838,621    $  2,136,468
  Reinvested capital gains.........             0         900,765
  Realized gain (loss).............    (1,091,397)        393,055
  Unrealized gain (loss)...........   (15,939,475)    (16,076,156)
                                     ------------    ------------
     Net increase (decrease) in
       contract owners' equity from
       operations..................   (16,192,251)    (12,645,868)
                                     ------------    ------------
Equity transactions:
  Contract purchase payments.......     8,897,701      19,312,791
     Transfers from fixed & other
       subaccounts.................    23,851,847      23,816,877
     Withdrawals, surrenders &
       contract charges (note 5)...    (5,313,736)     (6,994,986)
     Annuity & death benefit
       payments....................    (1,552,688)     (1,275,248)
     Transfers to fixed & other
       subaccounts.................   (16,179,306)    (15,106,043)
                                     ------------    ------------
       Net equity transactions.....     9,703,818      19,753,391
                                     ------------    ------------
          Net change in contract
            owners' equity.........    (6,488,433)      7,107,523
Contract owners' equity:
  Beginning of period..............   108,543,226     101,435,703
                                     ------------    ------------
  End of period....................  $102,054,793    $108,543,226
                                     ============    ============
Change in units:
  Beginning units..................     7,271,599       5,697,409
                                     ------------    ------------
  Units purchased..................     2,617,142       2,798,164
  Units redeemed...................    (1,597,341)     (1,223,974)
                                     ------------    ------------
  Ending units.....................     8,291,400       7,271,599
                                     ============    ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                               SOCIAL AWARENESS         FIRSTAR GROWTH & INCOME           RELATIVE VALUE
                                                  SUBACCOUNT              SUBACCOUNT (NOTE 7)           SUBACCOUNT (NOTE 7)
                                           ------------------------    -------------------------    ---------------------------
                                              2001          2000          2001           2000           2001           2000
                                           ----------    ----------    -----------    ----------    ------------    -----------
Investment activity:
  Net investment activity................  $   (9,539)   $  (14,789)   $   (25,578)   $  (21,670)   $    (25,372)   $   (46,170)
  Reinvested capital gains...............           0             0              0             0          48,091              0
  Realized gain (loss)...................     (43,258)      (13,471)      (570,501)        6,747        (402,859)       208,325
  Unrealized gain (loss).................    (138,034)     (133,601)       (38,395)       32,735        (844,835)      (821,523)
                                           ----------    ----------    -----------    ----------    ------------    -----------
     Net increase (decrease) in contract
       owners' equity from operations....    (190,831)     (161,861)      (634,474)       17,812      (1,224,975)      (659,368)
                                           ----------    ----------    -----------    ----------    ------------    -----------
Equity transactions:
  Contract purchase payments.............      41,477       162,825        294,322       808,554         315,420        994,654
     Transfers from fixed & other
       subaccounts.......................       7,183        49,488      1,569,063       534,779       4,114,149      1,709,676
     Withdrawals, surrenders & contract
       charges (note 5)..................     (20,964)      (83,058)      (176,701)      (68,679)       (909,580)      (644,700)
     Annuity & death benefit payments....      (4,042)       (7,872)       (79,317)      (10,842)        (87,123)      (313,325)
     Transfers to fixed & other
       subaccounts.......................    (109,713)     (254,439)    (3,314,024)     (151,728)    (13,302,585)    (1,872,513)
                                           ----------    ----------    -----------    ----------    ------------    -----------
       Net equity transactions...........     (86,059)     (133,056)    (1,706,657)    1,112,084      (9,869,719)      (126,208)
                                           ----------    ----------    -----------    ----------    ------------    -----------
          Net change in contract owners'
            equity.......................    (276,890)     (294,917)    (2,341,131)    1,129,896     (11,094,694)      (785,576)
Contract owners' equity:
  Beginning of period....................   1,001,352     1,296,269      2,341,131     1,211,235      11,094,694     11,880,270
                                           ----------    ----------    -----------    ----------    ------------    -----------
  End of period..........................  $  724,462    $1,001,352    $         0    $2,341,131    $          0    $11,094,694
                                           ==========    ==========    ===========    ==========    ============    ===========
Change in units:
  Beginning units........................     100,863       112,893        218,586       110,964         850,201        801,748
                                           ----------    ----------    -----------    ----------    ------------    -----------
  Units purchased........................       5,156        14,003        199,196       126,740         450,900        243,599
  Units redeemed.........................     (13,927)      (26,033)      (417,782)      (19,118)     (1,301,101)      (195,146)
                                           ----------    ----------    -----------    ----------    ------------    -----------
  Ending units...........................      92,092       100,863              0       218,586               0        850,201
                                           ==========    ==========    ===========    ==========    ============    ===========

                                                  BLUE CHIP
                                                  SUBACCOUNT
                                           ------------------------
                                              2001          2000
                                           ----------    ----------
Investment activity:
  Net investment activity................  $  (44,836)   $  (25,293)
  Reinvested capital gains...............           0        15,421
  Realized gain (loss)...................      (9,047)      (10,714)
  Unrealized gain (loss).................    (275,640)       92,878
                                           ----------    ----------
     Net increase (decrease) in contract
       owners' equity from operations....    (329,523)       72,292
                                           ----------    ----------
Equity transactions:
  Contract purchase payments.............     968,090       903,708
     Transfers from fixed & other
       subaccounts.......................   3,825,185     2,153,447
     Withdrawals, surrenders & contract
       charges (note 5)..................    (137,227)      (85,404)
     Annuity & death benefit payments....    (309,711)     (122,379)
     Transfers to fixed & other
       subaccounts.......................    (856,286)     (593,350)
                                           ----------    ----------
       Net equity transactions...........   3,490,051     2,256,022
                                           ----------    ----------
          Net change in contract owners'
            equity.......................   3,160,528     2,328,314
Contract owners' equity:
  Beginning of period....................   5,146,059     2,817,745
                                           ----------    ----------
  End of period..........................  $8,306,587    $5,146,059
                                           ==========    ==========
Change in units:
  Beginning units........................     486,651       265,442
                                           ----------    ----------
  Units purchased........................     463,091       272,093
  Units redeemed.........................    (117,018)      (50,884)
                                           ----------    ----------
  Ending units...........................     832,724       486,651
                                           ==========    ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                           EQUITY INCOME               HIGH INCOME BOND                CAPITAL GROWTH
                                            SUBACCOUNT                    SUBACCOUNT                     SUBACCOUNT
                                     -------------------------    --------------------------    ----------------------------
                                        2001           2000          2001           2000            2001            2000
                                     -----------    ----------    -----------    -----------    ------------    ------------
Investment activity:
  Net investment activity..........  $    10,184    $    5,237    $   995,613    $   220,928    $   (406,509)   $   (405,207)
  Reinvested capital gains.........            0             0              0              0               0          17,746
  Realized gain (loss).............     (190,670)         (652)      (199,987)       (41,076)    (15,971,919)      1,521,743
  Unrealized gain (loss)...........     (883,168)     (999,517)      (695,957)      (538,586)     10,606,590     (13,858,946)
                                     -----------    ----------    -----------    -----------    ------------    ------------
     Net increase (decrease) in
       contract owners' equity from
       operations..................   (1,063,654)     (994,932)        99,669       (358,734)     (5,771,838)    (12,724,664)
                                     -----------    ----------    -----------    -----------    ------------    ------------
Equity transactions:
  Contract purchase payments.......    1,399,388     2,748,067      1,753,163      1,453,195       3,513,970      18,088,135
     Transfers from fixed & other
       subaccounts.................    4,616,159     4,238,650      8,559,360      2,824,247      80,749,610      36,549,933
     Withdrawals, surrenders &
       contract charges (note 5)...     (267,628)     (159,147)      (547,831)      (202,897)     (1,066,580)     (1,022,985)
     Annuity & death benefit
       payments....................     (236,197)      (97,724)      (128,722)      (126,150)       (438,745)       (429,100)
     Transfers to fixed & other
       subaccounts.................   (2,042,038)     (990,028)    (4,207,125)    (1,073,203)    (78,776,145)    (22,419,156)
                                     -----------    ----------    -----------    -----------    ------------    ------------
       Net equity transactions.....    3,469,684     5,739,818      5,428,845      2,875,192       3,982,110      30,766,827
                                     -----------    ----------    -----------    -----------    ------------    ------------
          Net change in contract
            owners' equity.........    2,406,030     4,744,886      5,528,514      2,516,458      (1,789,728)     18,042,163
Contract owners' equity:
  Beginning of period..............    6,811,264     2,066,378      5,068,610      2,552,152      33,579,589      15,537,426
                                     -----------    ----------    -----------    -----------    ------------    ------------
  End of period....................  $ 9,217,294    $6,811,264    $10,597,124    $ 5,068,610    $ 31,789,861    $ 33,579,589
                                     ===========    ==========    ===========    ===========    ============    ============
Change in units:
  Beginning units..................      644,983       168,242        554,414        256,062       1,688,896         520,701
                                     -----------    ----------    -----------    -----------    ------------    ------------
  Units purchased..................      575,608       540,774        989,448        420,459       3,683,038       1,823,611
  Units redeemed...................     (218,463)      (64,033)      (417,299)      (122,107)     (3,527,195)       (655,416)
                                     -----------    ----------    -----------    -----------    ------------    ------------
  Ending units.....................    1,002,128       644,983      1,126,563        554,414       1,844,739       1,688,896
                                     ===========    ==========    ===========    ===========    ============    ============

                                             NASDAQ 100
                                             SUBACCOUNT
                                     --------------------------
                                        2001          2000(c)
                                     -----------    -----------
Investment activity:
  Net investment activity..........  $   (53,294)   $   (14,691)
  Reinvested capital gains.........            0              0
  Realized gain (loss).............   (1,427,479)       (75,604)
  Unrealized gain (loss)...........       74,459     (1,308,801)
                                     -----------    -----------
     Net increase (decrease) in
       contract owners' equity from
       operations..................   (1,406,314)    (1,399,096)
                                     -----------    -----------
Equity transactions:
  Contract purchase payments.......    1,532,764      1,744,019
     Transfers from fixed & other
       subaccounts.................   10,117,245      7,245,753
     Withdrawals, surrenders &
       contract charges (note 5)...     (347,282)       (13,942)
     Annuity & death benefit
       payments....................     (176,297)        (9,082)
     Transfers to fixed & other
       subaccounts.................   (7,167,134)    (4,384,510)
                                     -----------    -----------
       Net equity transactions.....    3,959,296      4,582,238
                                     -----------    -----------
          Net change in contract
            owners' equity.........    2,552,982      3,183,142
Contract owners' equity:
  Beginning of period..............    3,183,142              0
                                     -----------    -----------
  End of period....................  $ 5,736,124    $ 3,183,142
                                     ===========    ===========
Change in units:
  Beginning units..................      527,220              0
                                     -----------    -----------
  Units purchased..................    2,139,210        818,089
  Units redeemed...................   (1,236,642)      (290,869)
                                     -----------    -----------
  Ending units.....................    1,429,788        527,220
                                     ===========    ===========

(c) Period from May 1, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                            DOW TARGET 10
                                           --------------------------------------------------------------------------------
                                                   JANUARY                    FEBRUARY                      MARCH
                                                 SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                           -----------------------    -------------------------    ------------------------
                                             2001         2000           2001          2000           2001          2000
                                           --------    -----------    ----------    -----------    ----------    ----------
Investment activity:
  Net investment activity................  $  2,545    $     8,207    $    4,699    $    32,120    $    4,052    $    6,430
  Reinvested capital gains...............         0              0             0              0             0             0
  Realized gain (loss)...................      (987)       (34,010)       12,420        (64,967)        6,970       (46,989)
  Unrealized gain (loss).................   (29,663)        20,936       (96,055)       113,802       (78,136)      134,607
                                           --------    -----------    ----------    -----------    ----------    ----------
     Net increase (decrease) in contract
       owners' equity from operations....   (28,105)        (4,867)      (78,936)        80,955       (67,114)       94,048
                                           --------    -----------    ----------    -----------    ----------    ----------
Equity transactions:
  Contract purchase payments.............    25,086        129,872        16,850        288,923         2,497        94,105
     Transfers from fixed & other
       subaccounts.......................    29,685      2,326,478       127,316      1,322,924       101,460       524,696
     Withdrawals, surrenders & contract
       charges (note 5)..................   (12,471)       (21,163)      (37,721)       (82,767)      (15,353)     (133,051)
     Annuity & death benefit payments....    (8,618)        (4,161)      (15,388)       (26,249)      (75,294)       (6,802)
     Transfers to fixed & other
       subaccounts.......................   (73,401)    (2,163,488)     (173,899)    (1,417,414)     (168,651)     (357,905)
                                           --------    -----------    ----------    -----------    ----------    ----------
       Net equity transactions...........   (39,719)       267,538       (82,842)        85,417      (155,341)      121,043
                                           --------    -----------    ----------    -----------    ----------    ----------
          Net change in contract owners'
            equity.......................   (67,824)       262,671      (161,778)       166,372      (222,455)      215,091
Contract owners' equity:
  Beginning of period....................   613,752        351,081     1,327,013      1,160,641     1,231,012     1,015,921
                                           --------    -----------    ----------    -----------    ----------    ----------
  End of period..........................  $545,928    $   613,752    $1,165,235    $ 1,327,013    $1,008,557    $1,231,012
                                           ========    ===========    ==========    ===========    ==========    ==========
Change in units:
  Beginning units........................    59,916         34,437       120,563        110,005       116,008       100,499
                                           --------    -----------    ----------    -----------    ----------    ----------
  Units purchased........................     5,274        188,307        11,814         89,974         9,252        66,134
  Units redeemed.........................    (9,314)      (162,828)      (20,056)       (79,416)      (23,963)      (50,625)
                                           --------    -----------    ----------    -----------    ----------    ----------
  Ending units...........................    55,876         59,916       112,321        120,563       101,297       116,008
                                           ========    ===========    ==========    ===========    ==========    ==========

                                                DOW TARGET 10
                                           ------------------------
                                                    APRIL
                                                  SUBACCOUNT
                                           ------------------------
                                              2001          2000
                                           ----------    ----------
Investment activity:
  Net investment activity................  $    6,238    $    7,396
  Reinvested capital gains...............           0             0
  Realized gain (loss)...................         158      (108,967)
  Unrealized gain (loss).................     (46,059)      125,832
                                           ----------    ----------
     Net increase (decrease) in contract
       owners' equity from operations....     (39,663)       24,261
                                           ----------    ----------
Equity transactions:
  Contract purchase payments.............      15,189        34,428
     Transfers from fixed & other
       subaccounts.......................      75,689       760,782
     Withdrawals, surrenders & contract
       charges (note 5)..................     (50,951)      (26,439)
     Annuity & death benefit payments....      (9,474)      (16,568)
     Transfers to fixed & other
       subaccounts.......................    (179,344)     (587,253)
                                           ----------    ----------
       Net equity transactions...........    (148,891)      164,950
                                           ----------    ----------
          Net change in contract owners'
            equity.......................    (188,554)      189,211
Contract owners' equity:
  Beginning of period....................   1,444,818     1,255,607
                                           ----------    ----------
  End of period..........................  $1,256,264    $1,444,818
                                           ==========    ==========
Change in units:
  Beginning units........................     140,257       123,406
                                           ----------    ----------
  Units purchased........................       8,330        76,054
  Units redeemed.........................     (22,380)      (59,203)
                                           ----------    ----------
  Ending units...........................     126,207       140,257
                                           ==========    ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                                 DOW TARGET 10
                                                --------------------------------------------------------------------------------
                                                          MAY                         JUNE                        JULY
                                                       SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                                ------------------------    ------------------------    ------------------------
                                                   2001          2000          2001          2000          2001          2000
                                                ----------    ----------    ----------    ----------    ----------    ----------
Investment activity:
  Net investment activity.....................  $    2,816    $    3,209    $    2,117    $    5,283    $    3,394    $    4,968
  Reinvested capital gains....................           0             0             0             0             0             0
  Realized gain (loss)........................       5,855       (64,301)       (6,645)     (129,931)      (15,670)      (44,117)
  Unrealized gain (loss)......................     (38,809)      162,222       (22,923)      109,524       (54,265)       93,169
                                                ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in contract
       owners' equity from operations.........     (30,138)      101,130       (27,451)      (15,124)      (66,541)       54,020
                                                ----------    ----------    ----------    ----------    ----------    ----------
Equity transactions:
  Contract purchase payments..................      43,450        64,239       124,635        23,206        96,810        20,635
     Transfers from fixed & other
       subaccounts............................      51,391       459,514        43,179       467,754       179,560       422,264
     Withdrawals, surrenders & contract
       charges (note 5).......................     (48,664)      (27,205)      (44,934)      (25,062)      (17,562)      (19,464)
     Annuity & death benefit payments.........      (5,371)       (3,431)      (21,787)      (37,199)       (4,797)      (62,456)
     Transfers to fixed & other subaccounts...    (109,930)     (306,246)     (196,338)     (507,967)     (261,216)     (250,137)
                                                ----------    ----------    ----------    ----------    ----------    ----------
       Net equity transactions................     (69,124)      186,871       (95,245)      (79,268)       (7,205)      110,842
                                                ----------    ----------    ----------    ----------    ----------    ----------
          Net change in contract owners'
            equity............................     (99,262)      288,001      (122,696)      (94,392)      (73,746)      164,862
Contract owners' equity:
  Beginning of period.........................   1,004,464       716,463     1,062,568     1,156,960     1,153,955       989,093
                                                ----------    ----------    ----------    ----------    ----------    ----------
  End of period...............................  $  905,202    $1,004,464    $  939,872    $1,062,568    $1,080,209    $1,153,955
                                                ==========    ==========    ==========    ==========    ==========    ==========
Change in units:
  Beginning units.............................     106,751        86,088       117,180       128,924       126,487       111,733
                                                ----------    ----------    ----------    ----------    ----------    ----------
  Units purchased.............................      13,728        57,166        17,948        55,228        27,012        46,888
  Units redeemed..............................     (21,558)      (36,503)      (28,743)      (66,972)      (29,460)      (32,134)
                                                ----------    ----------    ----------    ----------    ----------    ----------
  Ending units................................      98,921       106,751       106,385       117,180       124,039       126,487
                                                ==========    ==========    ==========    ==========    ==========    ==========

                                                    DOW TARGET 10
                                                ----------------------
                                                        AUGUST
                                                      SUBACCOUNT
                                                ----------------------
                                                  2001         2000
                                                ---------    ---------
Investment activity:
  Net investment activity.....................  $   2,414    $   4,258
  Reinvested capital gains....................          0            0
  Realized gain (loss)........................    (24,931)     (47,179)
  Unrealized gain (loss)......................    (18,611)      48,099
                                                ---------    ---------
     Net increase (decrease) in contract
       owners' equity from operations.........    (41,128)       5,178
                                                ---------    ---------
Equity transactions:
  Contract purchase payments..................     12,782       72,064
     Transfers from fixed & other
       subaccounts............................     83,340      335,407
     Withdrawals, surrenders & contract
       charges (note 5).......................    (33,965)     (64,159)
     Annuity & death benefit payments.........     (8,441)     (20,438)
     Transfers to fixed & other subaccounts...   (212,729)    (199,232)
                                                ---------    ---------
       Net equity transactions................   (159,013)     123,642
                                                ---------    ---------
          Net change in contract owners'
            equity............................   (200,141)     128,820
Contract owners' equity:
  Beginning of period.........................    933,166      804,346
                                                ---------    ---------
  End of period...............................  $ 733,025    $ 933,166
                                                =========    =========
Change in units:
  Beginning units.............................    103,713       90,234
                                                ---------    ---------
  Units purchased.............................     10,092       44,388
  Units redeemed..............................    (29,128)     (30,909)
                                                ---------    ---------
  Ending units................................     84,677      103,713
                                                =========    =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                                 DOW TARGET 10
                                                --------------------------------------------------------------------------------
                                                       SEPTEMBER                    OCTOBER                     NOVEMBER
                                                       SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                                ------------------------    ------------------------    ------------------------
                                                   2001          2000          2001          2000          2001          2000
                                                ----------    ----------    ----------    ----------    ----------    ----------
Investment activity:
  Net investment activity.....................  $      796    $    7,804    $      893    $    8,379    $      452    $    4,193
  Reinvested capital gains....................           0             0             0             0             0             0
  Realized gain (loss)........................     (10,020)      (25,067)       (2,250)      (34,116)      (12,871)      (13,310)
  Unrealized gain (loss)......................     (34,482)       82,343       (22,485)       99,584         2,048       (39,857)
                                                ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in contract
       owners' equity from operations.........     (43,706)       65,080       (23,842)       73,847       (10,371)      (48,974)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Equity transactions:
  Contract purchase payments..................       1,725           853        37,737        13,208        33,728           858
     Transfers from fixed & other
       subaccounts............................      69,880       241,641        68,372       125,932       175,129       112,203
     Withdrawals, surrenders & contract
       charges (note 5).......................     (21,060)      (24,960)      (36,228)      (20,969)      (23,555)      (32,078)
     Annuity & death benefit payments.........      (8,974)      (21,064)      (20,325)      (34,826)       (6,660)      (23,407)
     Transfers to fixed & other subaccounts...    (147,634)     (785,181)     (155,608)     (681,679)     (139,244)     (658,169)
                                                ----------    ----------    ----------    ----------    ----------    ----------
       Net equity transactions................    (106,063)     (588,711)     (106,052)     (598,334)       39,398      (600,593)
                                                ----------    ----------    ----------    ----------    ----------    ----------
          Net change in contract owners'
            equity............................    (149,769)     (523,631)     (129,894)     (524,487)       29,027      (649,567)
Contract owners' equity:
  Beginning of period.........................     943,175     1,466,806       870,686     1,395,173       676,913     1,326,480
                                                ----------    ----------    ----------    ----------    ----------    ----------
  End of period...............................  $  793,406    $  943,175    $  740,792    $  870,686    $  705,940    $  676,913
                                                ==========    ==========    ==========    ==========    ==========    ==========
Change in units:
  Beginning units.............................     104,944       166,692        87,524       150,999        71,846       131,425
                                                ----------    ----------    ----------    ----------    ----------    ----------
  Units purchased.............................       6,161        19,349         9,707         8,944        21,299         5,349
  Units redeemed..............................     (18,331)      (81,097)      (20,692)      (72,419)      (16,225)      (64,928)
                                                ----------    ----------    ----------    ----------    ----------    ----------
  Ending units................................      92,774       104,944        76,539        87,524        76,920        71,846
                                                ==========    ==========    ==========    ==========    ==========    ==========

                                                    DOW TARGET 10
                                                ----------------------
                                                       DECEMBER
                                                      SUBACCOUNT
                                                ----------------------
                                                  2001         2000
                                                ---------    ---------
Investment activity:
  Net investment activity.....................  $     (39)   $   3,719
  Reinvested capital gains....................          0            0
  Realized gain (loss)........................     (2,374)     (32,127)
  Unrealized gain (loss)......................     (8,172)     (14,432)
                                                ---------    ---------
     Net increase (decrease) in contract
       owners' equity from operations.........    (10,585)     (42,840)
                                                ---------    ---------
Equity transactions:
  Contract purchase payments..................     13,854       35,532
     Transfers from fixed & other
       subaccounts............................     91,074       84,864
     Withdrawals, surrenders & contract
       charges (note 5).......................    (11,766)     (16,002)
     Annuity & death benefit payments.........     (8,760)     (24,445)
     Transfers to fixed & other subaccounts...   (105,074)    (772,628)
                                                ---------    ---------
       Net equity transactions................    (20,672)    (692,679)
                                                ---------    ---------
          Net change in contract owners'
            equity............................    (31,257)    (735,519)
Contract owners' equity:
  Beginning of period.........................    525,116    1,260,635
                                                ---------    ---------
  End of period...............................  $ 493,859    $ 525,116
                                                =========    =========
Change in units:
  Beginning units.............................     53,359      125,975
                                                ---------    ---------
  Units purchased.............................      9,720        5,276
  Units redeemed..............................    (11,793)     (77,892)
                                                ---------    ---------
  Ending units................................     51,286       53,359
                                                =========    =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                             DOW TARGET 5
                                     --------------------------------------------------------------------------------------------
                                           JANUARY                 FEBRUARY                 MARCH                   APRIL
                                          SUBACCOUNT              SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                     --------------------    --------------------    --------------------    --------------------
                                       2001      2000(a)       2001      2000(a)       2001      2000(a)       2001      2000(a)
                                     --------    --------    --------    --------    --------    --------    --------    --------
Investment activity:
  Net investment activity..........  $    685    $  2,388    $    763    $  1,544    $   (124)   $  2,143    $    290    $    934
  Reinvested capital gains.........     4,650           0      12,117           0      30,967           0      18,522           0
  Realized gain (loss).............     2,796      (1,791)      4,416         461       8,521         363       2,851         268
  Unrealized gain (loss)...........   (14,785)     21,537     (19,715)     25,639     (47,629)     29,926     (33,960)     20,931
                                     --------    --------    --------    --------    --------    --------    --------    --------
     Net increase (decrease) in
       contract owners' equity from
       operations..................    (6,654)     22,134      (2,419)     27,644      (8,265)     32,432     (12,297)     22,133
                                     --------    --------    --------    --------    --------    --------    --------    --------
Equity transactions:
  Contract purchase payments.......       417      60,186          50       2,593      19,335       9,612       5,630       6,203
     Transfers from fixed & other
       subaccounts.................    16,470      81,335      59,147      90,188       6,476      99,670       6,707      87,256
     Withdrawals, surrenders &
       contract charges (note 5)...    (1,818)     (2,339)     (1,874)     (2,719)     (2,157)     (2,524)     (1,421)     (2,524)
     Annuity & death benefit
       payments....................      (234)       (135)     (2,141)     (1,679)     (1,345)       (112)        (92)        (84)
     Transfers to fixed & other
       subaccounts.................   (20,442)    (11,798)    (19,407)     (5,609)    (14,498)     (5,354)    (15,552)     (5,304)
                                     --------    --------    --------    --------    --------    --------    --------    --------
       Net equity transactions.....    (5,607)    127,249      35,775      82,774       7,811     101,292      (4,728)     85,547
                                     --------    --------    --------    --------    --------    --------    --------    --------
          Net change in contract
            owners' equity.........   (12,261)    149,383      33,356     110,418        (454)    133,724     (17,025)    107,680
Contract owners' equity:
  Beginning of period..............   149,383           0     110,418           0     133,724           0     107,680           0
                                     --------    --------    --------    --------    --------    --------    --------    --------
  End of period....................  $137,122    $149,383    $143,774    $110,418    $133,270    $133,724    $ 90,655    $107,680
                                     ========    ========    ========    ========    ========    ========    ========    ========
Change in units:
  Beginning units..................    13,382           0       9,172           0       9,903           0       8,737           0
                                     --------    --------    --------    --------    --------    --------    --------    --------
  Units purchased..................     1,131      14,769       4,672      10,012       1,898      10,471       1,030       9,356
  Units redeemed...................    (1,633)     (1,387)     (1,555)       (840)     (1,315)       (568)     (1,423)       (619)
                                     --------    --------    --------    --------    --------    --------    --------    --------
  Ending units.....................    12,880      13,382      12,289       9,172      10,486       9,903       8,344       8,737
                                     ========    ========    ========    ========    ========    ========    ========    ========

---------------

(a) See note 3 for inception date.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                              DOW TARGET 5
                                       ------------------------------------------------------------------------------------------
                                               MAY                    JUNE                   JULY                   AUGUST
                                            SUBACCOUNT             SUBACCOUNT             SUBACCOUNT              SUBACCOUNT
                                       --------------------    -------------------    -------------------    --------------------
                                         2001      2000(a)       2001      2000(a)      2001      2000(a)      2001      2000(a)
                                       --------    --------    --------    -------    --------    -------    --------    --------
Investment activity:
  Net investment activity............  $    261    $  1,002    $     83    $   490    $    146    $   138    $  1,204    $     60
  Reinvested capital gains...........    24,745           0      24,663          0      11,956          0       9,321           0
  Realized gain (loss)...............       868         303         268         66        (608)       (73)         (7)        (21)
  Unrealized gain (loss).............   (37,707)     19,445     (49,255)    11,117     (24,579)     4,368     (26,215)      2,684
                                       --------    --------    --------    -------    --------    -------    --------    --------
     Net increase (decrease) in
       contract owners' equity from
       operations....................   (11,833)     20,750     (24,241)    11,673     (13,085)     4,433     (15,697)      2,723
                                       --------    --------    --------    -------    --------    -------    --------    --------
Equity transactions:
  Contract purchase payments.........        50      10,480     134,018         50      83,529        172      68,536         230
     Transfers from fixed & other
       subaccounts...................     9,329      82,113      16,447     64,559      12,786     29,602     161,009      40,204
     Withdrawals, surrenders &
       contract charges (note 5).....       (76)     (2,499)          0     (2,302)          0          0           0           0
     Annuity & death benefit
       payments......................       (44)        (57)         (8)       (35)         (8)        (4)        (68)         (5)
     Transfers to fixed & other
       subaccounts...................    (5,565)     (5,145)     (3,978)    (1,864)     (6,003)    (3,352)       (424)    (21,572)
                                       --------    --------    --------    -------    --------    -------    --------    --------
       Net equity transactions.......     3,694      84,892     146,479     60,408      90,304     26,418     229,053      18,857
                                       --------    --------    --------    -------    --------    -------    --------    --------
          Net change in contract
            owners' equity...........    (8,139)    105,642     122,238     72,081      77,219     30,851     213,356      21,580
Contract owners' equity:
  Beginning of period................   105,642           0      72,081          0      30,851          0      21,580           0
                                       --------    --------    --------    -------    --------    -------    --------    --------
  End of period......................  $ 97,503    $105,642    $194,319    $72,081    $108,070    $30,851    $234,936    $ 21,580
                                       ========    ========    ========    =======    ========    =======    ========    ========
Change in units:
  Beginning units....................     8,270           0       6,192          0       2,627          0       1,833           0
                                       --------    --------    --------    -------    --------    -------    --------    --------
  Units purchased....................       574       9,038      12,567      6,575       7,789      2,767      18,044       1,967
  Units redeemed.....................      (314)       (768)       (280)      (383)       (562)      (140)        (27)       (134)
                                       --------    --------    --------    -------    --------    -------    --------    --------
  Ending units.......................     8,530       8,270      18,479      6,192       9,854      2,627      19,850       1,833
                                       ========    ========    ========    =======    ========    =======    ========    ========

---------------

(a) See note 3 for inception date.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                             DOW TARGET 5
                                     --------------------------------------------------------------------------------------------
                                          SEPTEMBER                OCTOBER                 NOVEMBER                DECEMBER
                                          SUBACCOUNT              SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                     --------------------    --------------------    --------------------    --------------------
                                       2001        2000        2001        2000        2001        2000        2001        2000
                                     --------    --------    --------    --------    --------    --------    --------    --------
Investment activity:
  Net investment activity..........  $   (411)   $    821    $   (178)   $  2,331    $    145    $  1,127    $   (791)   $  1,425
  Reinvested capital gains.........         0           0           0           0           0           0      10,397       2,751
  Realized gain (loss).............       (84)     (1,883)     (6,946)     (2,012)     (1,965)     (1,584)      1,481        (832)
  Unrealized gain (loss)...........     1,352      14,900       9,472      21,462       6,236     (14,366)     (6,118)      1,798
                                     --------    --------    --------    --------    --------    --------    --------    --------
     Net increase (decrease) in
       contract owners' equity from
       operations..................       857      13,838       2,348      21,781       4,416     (14,823)      4,969       5,142
                                     --------    --------    --------    --------    --------    --------    --------    --------
Equity transactions:
  Contract purchase payments.......       352         147      34,230         553      22,554       1,916      14,897         203
     Transfers from fixed & other
       subaccounts.................    13,170      19,346      61,599      47,923      52,950       7,593      43,607      86,340
     Withdrawals, surrenders &
       contract charges (note 5)...         0           0        (822)     (1,215)       (150)       (464)          0           0
     Annuity & death benefit
       payments....................      (483)       (755)    (72,970)       (155)       (314)        (59)       (167)     (2,542)
     Transfers to fixed & other
       subaccounts.................    (2,791)     (9,834)    (93,027)    (10,749)    (33,767)     (4,121)    (43,215)     (9,276)
                                     --------    --------    --------    --------    --------    --------    --------    --------
       Net equity transactions.....    10,248       8,904     (70,990)     36,357      41,273       4,865      15,122      74,725
                                     --------    --------    --------    --------    --------    --------    --------    --------
          Net change in contract
            owners' equity.........    11,105      22,742     (68,642)     58,138      45,689      (9,958)     20,091      79,867
Contract owners' equity:
  Beginning of period..............   103,552      80,810     243,298     185,160      93,612     103,570     186,046     106,179
                                     --------    --------    --------    --------    --------    --------    --------    --------
  End of period....................  $114,657    $103,552    $174,656    $243,298    $139,301    $ 93,612    $206,137    $186,046
                                     ========    ========    ========    ========    ========    ========    ========    ========
Change in units:
  Beginning units..................    11,999      10,792      26,602      21,781      10,984      10,401      17,611      10,612
                                     --------    --------    --------    --------    --------    --------    --------    --------
  Units purchased..................     1,410       2,537       8,799       6,491       7,079       1,165       5,311       8,348
  Units redeemed...................      (331)     (1,330)    (16,944)     (1,670)     (1,859)       (582)     (3,962)     (1,349)
                                     --------    --------    --------    --------    --------    --------    --------    --------
  Ending units.....................    13,078      11,999      18,457      26,602      16,204      10,984      18,960      17,611
                                     ========    ========    ========    ========    ========    ========    ========    ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                             FIDELITY INVESTMENTS
                                             ------------------------------------------------------------------------------------
                                                     VIP GROWTH                VIP EQUITY INCOME           VIP HIGH INCOME BOND
                                                     SUBACCOUNT                    SUBACCOUNT                   SUBACCOUNT
                                             --------------------------    --------------------------    ------------------------
                                                2001           2000           2001           2000           2001          2000
                                             -----------    -----------    -----------    -----------    ----------    ----------
Investment activity:
  Net investment activity..................  $   (94,958)   $  (137,696)   $    31,391    $    38,000    $  195,208    $  142,527
  Reinvested capital gains.................      626,773      1,293,043        310,335        467,350             0             0
  Realized gain (loss).....................     (256,627)       269,332        (48,439)       (88,070)     (304,660)      (89,181)
  Unrealized gain (loss)...................   (2,064,256)    (2,735,239)      (700,049)       (18,878)      (87,470)     (608,128)
                                             -----------    -----------    -----------    -----------    ----------    ----------
     Net increase (decrease) in contract
       owners' equity from operations......   (1,789,068)    (1,310,560)      (406,762)       398,402      (196,922)     (554,782)
                                             -----------    -----------    -----------    -----------    ----------    ----------
Equity transactions:
  Contract purchase payments...............      197,302        742,108        110,289        206,891        21,536       104,388
     Transfers from fixed & other
       subaccounts.........................      295,343        642,360        107,683        232,811         1,705       167,942
     Withdrawals, surrenders & contract
       charges (note 5)....................     (370,455)      (333,603)      (317,886)      (276,301)      (39,234)     (107,629)
     Annuity & death benefit payments......     (131,307)      (181,146)      (110,331)       (57,734)      (58,084)      (55,096)
     Transfers to fixed & other
       subaccounts.........................     (811,146)    (1,493,137)      (400,793)    (1,516,587)     (347,794)     (455,539)
                                             -----------    -----------    -----------    -----------    ----------    ----------
       Net equity transactions.............     (820,263)      (623,418)      (611,038)    (1,410,920)     (421,871)     (345,934)
                                             -----------    -----------    -----------    -----------    ----------    ----------
          Net change in contract owners'
            equity.........................   (2,609,331)    (1,933,978)    (1,017,800)    (1,012,518)     (618,793)     (900,716)
Contract owners' equity:
  Beginning of period......................    9,759,896     11,693,874      6,769,899      7,782,417     1,758,651     2,659,367
                                             -----------    -----------    -----------    -----------    ----------    ----------
  End of period............................  $ 7,150,565    $ 9,759,896    $ 5,752,099    $ 6,769,899    $1,139,858    $1,758,651
                                             ===========    ===========    ===========    ===========    ==========    ==========
Change in units:
  Beginning units..........................      476,148        501,352        437,314        538,074       194,862       225,514
                                             -----------    -----------    -----------    -----------    ----------    ----------
  Units purchased..........................       25,482         57,281         14,289         17,505         3,470        18,038
  Units redeemed...........................      (72,467)       (82,485)       (55,547)      (118,265)      (53,375)      (48,690)
                                             -----------    -----------    -----------    -----------    ----------    ----------
  Ending units.............................      429,163        476,148        396,056        437,314       144,957       194,862
                                             ===========    ===========    ===========    ===========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                            JANUS ASPEN SERIES INSTITUTIONAL SHARES
                                 -------------------------------------------------------------
                                            GROWTH                   INTERNATIONAL GROWTH
                                          SUBACCOUNT                      SUBACCOUNT
                                 ----------------------------    -----------------------------
                                     2001            2000            2001             2000
                                 ------------    ------------    -------------    ------------
Investment activity:
  Net investment activity......  $   (680,105)   $    948,164    $     (34,134)   $     44,139
  Reinvested capital gains.....       106,280       4,494,338                0         383,194
  Realized gain (loss).........    (4,605,887)        119,494       (3,245,733)        249,261
  Unrealized gain (loss).......   (11,980,786)    (19,466,621)       1,003,175      (1,116,289)
                                 ------------    ------------    -------------    ------------
     Net increase (decrease) in
       contract owners' equity
       from operations.........   (17,160,498)    (13,904,625)      (2,276,692)       (439,695)
                                 ------------    ------------    -------------    ------------
Equity transactions:
  Contract purchase payments...       758,166      19,138,713           49,417       5,831,169
     Transfers from fixed &
       other subaccounts.......     6,012,844      38,359,068      101,979,000     235,287,636
     Withdrawals, surrenders &
       contract charges (note
       5)......................    (2,471,395)     (3,020,558)        (367,618)     (1,532,918)
     Annuity & death benefit
       payments................    (1,133,762)     (1,190,027)        (185,398)       (145,884)
     Transfers to fixed & other
       subaccounts.............   (12,675,617)    (14,796,182)    (102,653,933)   (236,147,101)
                                 ------------    ------------    -------------    ------------
       Net equity
          transactions.........    (9,509,764)     38,491,014       (1,178,532)      3,292,902
                                 ------------    ------------    -------------    ------------
          Net change in
            contract owners'
            equity.............   (26,670,262)     24,586,389       (3,455,224)      2,853,207
Contract owners' equity:
  Beginning of period..........    70,450,870      45,864,481       10,778,098       7,924,891
                                 ------------    ------------    -------------    ------------
  End of period................  $ 43,780,608    $ 70,450,870    $   7,322,874    $ 10,778,098
                                 ============    ============    =============    ============
Change in units:
  Beginning units..............     5,336,226       2,891,447          724,396         446,485
                                 ------------    ------------    -------------    ------------
  Units purchased..............       523,313       3,394,443        6,649,842      12,430,720
  Units redeemed...............    (1,380,913)       (949,664)      (6,728,500)    (12,152,809)
                                 ------------    ------------    -------------    ------------
  Ending units.................     4,478,626       5,336,226          645,738         724,396
                                 ============    ============    =============    ============

                                           JANUS ASPEN SERIES INSTITUTIONAL SHARES
                                 ------------------------------------------------------------
                                       WORLDWIDE GROWTH                    BALANCED
                                          SUBACCOUNT                      SUBACCOUNT
                                 -----------------------------    ---------------------------
                                     2001            2000             2001           2000
                                 ------------    -------------    ------------    -----------
Investment activity:
  Net investment activity......  $   (315,492)   $     401,143    $    765,939    $ 2,832,356
  Reinvested capital gains.....             0        3,406,443               0      3,703,482
  Realized gain (loss).........    (9,443,536)       1,580,877      (1,174,927)       (78,505)
  Unrealized gain (loss).......    (1,204,789)     (15,243,817)     (3,623,852)    (8,963,700)
                                 ------------    -------------    ------------    -----------
     Net increase (decrease) in
       contract owners' equity
       from operations.........   (10,963,817)      (9,855,354)     (4,032,840)    (2,506,367)
                                 ------------    -------------    ------------    -----------
Equity transactions:
  Contract purchase payments...       744,765       12,881,383         693,403     12,096,403
     Transfers from fixed &
       other subaccounts.......    33,684,388      132,850,819       9,194,592     29,230,971
     Withdrawals, surrenders &
       contract charges (note
       5)......................    (1,519,612)      (4,485,147)     (2,921,342)    (2,233,579)
     Annuity & death benefit
       payments................      (626,936)        (706,595)     (1,590,719)    (1,188,821)
     Transfers to fixed & other
       subaccounts.............   (37,469,836)    (116,889,634)    (10,851,138)    (9,733,844)
                                 ------------    -------------    ------------    -----------
       Net equity
          transactions.........    (5,187,231)      23,650,826      (5,475,204)    28,171,130
                                 ------------    -------------    ------------    -----------
          Net change in
            contract owners'
            equity.............   (16,151,048)      13,795,472      (9,508,044)    25,664,763
Contract owners' equity:
  Beginning of period..........    47,352,284       33,556,812      66,163,332     40,498,569
                                 ------------    -------------    ------------    -----------
  End of period................  $ 31,201,236    $  47,352,284    $ 56,655,288    $66,163,332
                                 ============    =============    ============    ===========
Change in units:
  Beginning units..............     3,501,295        2,001,634       4,880,582      2,808,449
                                 ------------    -------------    ------------    -----------
  Units purchased..............     2,735,947        8,192,147         697,351      2,716,969
  Units redeemed...............    (3,207,108)      (6,692,486)     (1,133,048)      (644,836)
                                 ------------    -------------    ------------    -----------
  Ending units.................     3,030,134        3,501,295       4,444,885      4,880,582
                                 ============    =============    ============    ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                        SALOMON BROTHERS VARIABLE SERIES
                                               ----------------------------------------------------------------------------------
                                                        CAPITAL                    TOTAL RETURN                 INVESTORS
                                                       SUBACCOUNT                   SUBACCOUNT                  SUBACCOUNT
                                               --------------------------    ------------------------    ------------------------
                                                  2001           2000           2001          2000          2001          2000
                                               -----------    -----------    ----------    ----------    ----------    ----------
Investment activity:
  Net investment activity....................  $    (6,759)   $   (10,271)   $   54,948    $   38,213    $   (3,126)   $   (1,559)
  Reinvested capital gains...................       57,060        131,101             0             0        26,132        30,749
  Realized gain (loss).......................      (21,114)       107,132        (4,864)          535       (16,682)        6,964
  Unrealized gain (loss).....................       35,257          7,364       (87,215)       64,979      (149,673)       52,470
                                               -----------    -----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in contract
      owners' equity from operations.........       64,444        235,326       (37,131)      103,727      (143,349)       88,624
                                               -----------    -----------    ----------    ----------    ----------    ----------
Equity transactions:
  Contract purchase payments.................    1,196,883        504,449       850,417       306,061       901,131       346,775
     Transfers from fixed & other
      subaccounts............................    7,220,666      1,791,619     2,879,469       401,804     3,082,003       431,417
     Withdrawals, surrenders & contract
      charges (note 5).......................     (152,625)       (90,881)     (111,125)      (38,164)      (73,212)      (33,341)
     Annuity & death benefit payments........      (68,288)       (37,814)      (91,111)      (44,994)      (52,735)       (6,477)
     Transfers to fixed & other
      subaccounts............................   (1,392,785)    (1,024,538)     (726,377)     (200,238)     (427,099)     (205,325)
                                               -----------    -----------    ----------    ----------    ----------    ----------
       Net equity transactions...............    6,803,851      1,142,835     2,801,273       424,469     3,430,088       533,049
                                               -----------    -----------    ----------    ----------    ----------    ----------
          Net change in contract owners'
             equity..........................    6,868,295      1,378,161     2,764,142       528,196     3,286,739       621,673
Contract owners' equity:
  Beginning of period........................    2,488,011      1,109,850     1,951,682     1,423,486     1,073,629       451,956
                                               -----------    -----------    ----------    ----------    ----------    ----------
  End of period..............................  $ 9,356,306    $ 2,488,011    $4,715,824    $1,951,682    $4,360,368    $1,073,629
                                               ===========    ===========    ==========    ==========    ==========    ==========
Change in units:
  Beginning units............................      165,932         86,325       183,999       142,915        84,528        40,460
                                               -----------    -----------    ----------    ----------    ----------    ----------
  Units purchased............................      522,857        134,969       347,362        67,839       317,759        54,580
  Units redeemed.............................      (77,328)       (55,362)      (76,707)      (26,755)      (38,822)      (10,512)
                                               -----------    -----------    ----------    ----------    ----------    ----------
  Ending units...............................      611,461        165,932       454,654       183,999       363,465        84,528
                                               ===========    ===========    ==========    ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                      STRONG VARIABLE ANNUITY FUNDS
                                         ----------------------------------------------------------------------------------------
                                               OPPORTUNITY II              MULTI CAP VALUE II             MID-CAP GROWTH II
                                                 SUBACCOUNT                    SUBACCOUNT                     SUBACCOUNT
                                         --------------------------    --------------------------    ----------------------------
                                            2001           2000           2001           2000            2001            2000
                                         -----------    -----------    -----------    -----------    ------------    ------------
Investment activity:
  Net investment activity..............  $  (115,600)   $   (59,974)   $   (40,509)   $   (11,616)   $   (536,320)   $   (438,337)
  Reinvested capital gains.............    3,002,842      1,225,412            842              0               0       3,422,543
  Realized gain (loss).................     (220,625)       194,089         68,568         (8,092)     (2,736,968)        285,399
  Unrealized gain (loss)...............   (3,309,636)    (1,073,984)        51,026         77,761     (13,294,504)    (13,115,539)
                                         -----------    -----------    -----------    -----------    ------------    ------------
     Net increase (decrease) in
       contract owners' equity
       from operations.................     (643,019)       285,543         79,927         58,053     (16,567,792)     (9,845,934)
                                         -----------    -----------    -----------    -----------    ------------    ------------
Equity transactions:
  Contract purchase payments...........    4,857,320      3,615,094         97,699        476,381       3,894,872      22,704,224
     Transfers from fixed & other
       subaccounts.....................   10,046,880     11,376,253      2,697,358      2,642,842      14,764,387      27,709,170
     Withdrawals, surrenders & contract
       charges (note 5)................     (241,197)      (835,241)      (213,957)      (209,442)     (1,686,374)     (1,303,294)
     Annuity & death benefit
       payments........................     (200,206)       (77,726)      (111,315)       (16,143)       (813,411)       (353,344)
     Transfers to fixed & other
       subaccounts.....................   (3,394,223)    (7,065,909)    (2,282,553)    (1,123,920)     (9,778,205)     (7,847,483)
                                         -----------    -----------    -----------    -----------    ------------    ------------
       Net equity transactions.........   11,068,574      7,012,471        187,232      1,769,718       6,381,269      40,909,273
                                         -----------    -----------    -----------    -----------    ------------    ------------
          Net change in contract
            owners' equity.............   10,425,555      7,298,014        267,159      1,827,771     (10,186,523)     31,063,339
Contract owners' equity:
  Beginning of period..................   10,217,341      2,919,327      2,353,263        525,492      46,394,987      15,331,648
                                         -----------    -----------    -----------    -----------    ------------    ------------
  End of period........................  $20,642,896    $10,217,341    $ 2,620,422    $ 2,353,263    $ 36,208,464    $ 46,394,987
                                         ===========    ===========    ===========    ===========    ============    ============
  Change in units:
     Beginning units...................      773,213        229,817        237,468         58,019       2,721,469         723,964
                                         -----------    -----------    -----------    -----------    ------------    ------------
     Units purchased...................    1,132,014      1,128,889        251,515        290,835       1,192,996       2,279,949
     Units redeemed....................     (265,273)      (585,493)      (228,982)      (111,386)       (871,809)       (282,444)
                                         -----------    -----------    -----------    -----------    ------------    ------------
     Ending units......................    1,639,954        773,213        260,001        237,468       3,042,656       2,721,469
                                         ===========    ===========    ===========    ===========    ============    ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                          MORGAN STANLEY UNIVERSAL FUNDS
                                              ------------------------------------------------------
                                                    FIXED INCOME                US REAL ESTATE
                                                     SUBACCOUNT                   SUBACCOUNT
                                              -------------------------    -------------------------
                                                 2001           2000          2001           2000
                                              -----------    ----------    -----------    ----------
Investment activity:
  Net investment activity...................  $   126,939    $  252,850    $    29,294    $   22,437
  Reinvested capital gains..................       75,960             0         17,828        12,387
  Realized gain (loss)......................       74,706        (4,319)       249,122        68,082
  Unrealized gain (loss)....................      119,312       224,560       (117,742)      329,647
                                              -----------    ----------    -----------    ----------
     Net increase (decrease) in contract
       owners' equity from operations.......      396,917       473,091        178,502       432,553
                                              -----------    ----------    -----------    ----------
Equity transactions:
  Contract purchase payments................       55,166       180,301         24,802       159,682
     Transfers from fixed & other
       subaccounts..........................      672,691     1,829,147      1,167,156     2,372,216
     Withdrawals, surrenders & contract
       charges (note 5).....................     (209,767)     (250,458)      (148,077)      (27,646)
     Annuity & death benefit payments.......     (201,239)      (89,507)       (10,716)       (5,345)
     Transfers to fixed & other
       subaccounts..........................   (1,193,124)     (925,795)    (2,127,915)     (893,485)
                                              -----------    ----------    -----------    ----------
       Net equity transactions..............     (876,273)      743,688     (1,094,750)    1,605,422
                                              -----------    ----------    -----------    ----------
          Net change in contract owners'
            equity..........................     (479,356)    1,216,779       (916,248)    2,037,975
Contract owners' equity:
  Beginning of period.......................    5,400,409     4,183,630      2,480,784       442,809
                                              -----------    ----------    -----------    ----------
  End of period.............................  $ 4,921,053    $5,400,409    $ 1,564,536    $2,480,784
                                              ===========    ==========    ===========    ==========
Change in units:
  Beginning units...........................      485,588       412,319        215,783        50,270
                                              -----------    ----------    -----------    ----------
  Units purchased...........................       42,657       165,300         81,050       227,463
  Units redeemed............................     (118,007)      (92,031)      (170,471)      (61,950)
                                              -----------    ----------    -----------    ----------
  Ending units..............................      410,238       485,588        126,362       215,783
                                              ===========    ==========    ===========    ==========

                                                         MORGAN STANLEY UNIVERSAL FUNDS
                                              ----------------------------------------------------
                                                       VALUE                EMERGING MARKET DEBT
                                                     SUBACCOUNT                  SUBACCOUNT
                                              ------------------------    ------------------------
                                                 2001          2000          2001          2000
                                              ----------    ----------    ----------    ----------
Investment activity:
  Net investment activity...................  $   (5,398)   $   (2,863)    $ 15,183      $ 26,292
  Reinvested capital gains..................      53,338        16,951            0             0
  Realized gain (loss)......................      28,330        (9,243)       1,471         3,996
  Unrealized gain (loss)....................     (64,403)      236,757        2,863        (9,816)
                                              ----------    ----------     --------      --------
     Net increase (decrease) in contract
       owners' equity from operations.......      11,867       241,602       19,517        20,472
                                              ----------    ----------     --------      --------
Equity transactions:
  Contract purchase payments................       3,632        78,380          317        16,615
     Transfers from fixed & other
       subaccounts..........................     268,835       503,814       32,665       165,745
     Withdrawals, surrenders & contract
       charges (note 5).....................     (41,890)     (107,778)     (18,463)      (25,953)
     Annuity & death benefit payments.......     (15,938)       (4,763)      (4,191)       (5,635)
     Transfers to fixed & other
       subaccounts..........................    (241,046)     (332,236)    (106,621)      (65,526)
                                              ----------    ----------     --------      --------
       Net equity transactions..............     (26,407)      137,417      (96,293)       85,246
                                              ----------    ----------     --------      --------
          Net change in contract owners'
            equity..........................     (14,540)      379,019      (76,776)      105,718
Contract owners' equity:
  Beginning of period.......................   1,283,022       904,003      285,743       180,025
                                              ----------    ----------     --------      --------
  End of period.............................  $1,268,482    $1,283,022     $208,967      $285,743
                                              ==========    ==========     ========      ========
Change in units:
  Beginning units...........................     121,960       106,008       30,222        20,946
                                              ----------    ----------     --------      --------
  Units purchased...........................      17,342        52,831        3,329        15,690
  Units redeemed............................     (19,779)      (36,879)     (13,211)       (6,414)
                                              ----------    ----------     --------      --------
  Ending units..............................     119,523       121,960       20,340        30,222
                                              ==========    ==========     ========      ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                                           GOLDMAN SACHS
                                         ----------------------------------------------------------------------------------
                                           VIT GROWTH & INCOME           VIT CORE US EQUITY           VIT GLOBAL INCOME
                                                SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                                         ------------------------    --------------------------    ------------------------
                                            2001          2000          2001           2000           2001          2000
                                         ----------    ----------    -----------    -----------    ----------    ----------
Investment activity:
  Net investment activity..............  $  (35,337)   $  (31,340)   $   (65,757)   $   (43,793)   $  103,319    $  122,727
  Reinvested capital gains.............           0             0              0         41,914             0             0
  Realized gain (loss).................     (73,591)       (3,073)      (221,421)        88,807         2,314        (2,815)
  Unrealized gain (loss)...............    (357,248)     (207,268)      (828,515)      (887,099)      (37,572)      (30,690)
                                         ----------    ----------    -----------    -----------    ----------    ----------
     Net increase (decrease) in
       contract owners' equity from
       operations......................    (466,176)     (241,681)    (1,115,693)      (800,171)       68,061        89,222
                                         ----------    ----------    -----------    -----------    ----------    ----------
Equity transactions:
  Contract purchase payments...........     641,178       999,077        581,732      2,951,217       821,160       828,477
     Transfers from fixed & other
       subaccounts.....................   2,308,454     1,750,933      3,450,599      3,180,852     2,017,621       628,508
     Withdrawals, surrenders & contract
       charges (note 5)................    (104,500)     (213,431)      (278,059)      (225,395)      (93,861)      (55,427)
     Annuity & death benefit
       payments........................     (97,464)      (67,966)      (236,726)      (105,505)      (70,933)       (9,586)
     Transfers to fixed & other
       subaccounts.....................    (952,660)     (716,896)    (1,699,268)    (2,260,665)     (507,008)     (698,069)
                                         ----------    ----------    -----------    -----------    ----------    ----------
       Net equity transactions.........   1,795,008     1,751,717      1,818,278      3,540,504     2,166,979       693,903
                                         ----------    ----------    -----------    -----------    ----------    ----------
          Net change in contract
            owners' equity.............   1,328,832     1,510,036        702,585      2,740,333     2,235,040       783,125
Contract owners' equity:
  Beginning of period..................   4,280,480     2,770,444      7,561,468      4,821,135     1,545,958       762,833
                                         ----------    ----------    -----------    -----------    ----------    ----------
  End of period........................  $5,609,312    $4,280,480    $ 8,264,053    $ 7,561,468    $3,780,998    $1,545,958
                                         ==========    ==========    ===========    ===========    ==========    ==========
Change in units:
  Beginning units......................     490,425       300,308        683,626        387,003       139,192        73,881
                                         ----------    ----------    -----------    -----------    ----------    ----------
  Units purchased......................     338,978       270,168        344,486        459,426       238,746       129,182
  Units redeemed.......................    (110,439)      (80,051)      (170,212)      (162,803)      (48,872)      (63,871)
                                         ----------    ----------    -----------    -----------    ----------    ----------
  Ending units.........................     718,964       490,425        857,900        683,626       329,066       139,192
                                         ==========    ==========    ===========    ===========    ==========    ==========

                                               GOLDMAN SACHS
                                         --------------------------
                                             VIT CAPITAL GROWTH
                                                 SUBACCOUNT
                                         --------------------------
                                            2001           2000
                                         -----------    -----------
Investment activity:
  Net investment activity..............  $   (79,102)   $   (75,933)
  Reinvested capital gains.............       22,518        380,661
  Realized gain (loss).................     (373,155)       145,890
  Unrealized gain (loss)...............     (775,076)    (1,022,597)
                                         -----------    -----------
     Net increase (decrease) in
       contract owners' equity from
       operations......................   (1,204,815)      (571,979)
                                         -----------    -----------
Equity transactions:
  Contract purchase payments...........      451,781      2,238,761
     Transfers from fixed & other
       subaccounts.....................    3,712,202      2,512,848
     Withdrawals, surrenders & contract
       charges (note 5)................     (262,536)      (117,643)
     Annuity & death benefit
       payments........................     (209,060)       (56,171)
     Transfers to fixed & other
       subaccounts.....................   (2,225,593)    (1,998,455)
                                         -----------    -----------
       Net equity transactions.........    1,466,794      2,579,340
                                         -----------    -----------
          Net change in contract
            owners' equity.............      261,979      2,007,361
Contract owners' equity:
  Beginning of period..................    6,471,840      4,464,479
                                         -----------    -----------
  End of period........................  $ 6,733,819    $ 6,471,840
                                         ===========    ===========
Change in units:
  Beginning units......................      511,781        317,628
                                         -----------    -----------
  Units purchased......................      377,909        323,697
  Units redeemed.......................     (258,042)      (129,544)
                                         -----------    -----------
  Ending units.........................      631,648        511,781
                                         ===========    ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                          LAZARD RETIREMENT FUNDS                     PRUDENTIAL SERIES
                                           -----------------------------------------------------    ----------------------
                                                EMERGING MARKET                SMALL CAP               20/20 FOCUS CL 2
                                                  SUBACCOUNT                   SUBACCOUNT                 SUBACCOUNT
                                           -------------------------    ------------------------    ----------------------
                                              2001           2000          2001          2000          2001       2000(b)
                                           -----------    ----------    -----------    ---------    ----------    --------
Investment activity:
  Net investment activity................  $   (17,155)   $  (23,431)   $   (50,783)   $  (5,121)   $   (8,032)   $ (3,345)
  Reinvested capital gains...............            0        77,417        457,980        8,024         9,839       5,833
  Realized gain (loss)...................     (544,150)      (15,703)        28,781       10,481       (13,013)       (914)
  Unrealized gain (loss).................      435,949      (771,637)       496,624       80,821       (13,336)    (11,599)
                                           -----------    ----------    -----------    ---------    ----------    --------
     Net increase (decrease) in contract
       owners' equity from operations....     (125,356)     (733,354)       932,602       94,205       (24,542)    (10,025)
                                           -----------    ----------    -----------    ---------    ----------    --------
Equity transactions:
  Contract purchase payments.............      268,052       631,825        989,720      378,536       140,375     246,743
     Transfers from fixed & other
       subaccounts.......................    4,791,654       792,218      8,752,512      672,870       630,605     411,659
     Withdrawals, surrenders & contract
       charges (note 5)..................     (203,455)     (138,185)      (162,596)      (2,168)      (22,512)    (24,555)
     Annuity & death benefit payments....      (47,628)       (9,993)       (34,610)     (49,735)      (20,074)     (4,029)
     Transfers to fixed & other
       subaccounts.......................   (4,775,527)     (435,450)    (2,771,582)    (261,402)     (210,567)    (70,529)
                                           -----------    ----------    -----------    ---------    ----------    --------
       Net equity transactions...........       33,096       840,415      6,773,444      738,101       517,827     559,289
                                           -----------    ----------    -----------    ---------    ----------    --------
          Net change in contract owners'
            equity.......................      (92,260)      107,061      7,706,046      832,306       493,285     549,264
Contract owners' equity:
  Beginning of period....................    1,897,916     1,790,855        969,246      136,940       549,264           0
                                           -----------    ----------    -----------    ---------    ----------    --------
  End of period..........................  $ 1,805,656    $1,897,916    $ 8,675,292    $ 969,246    $1,042,549    $549,264
                                           ===========    ==========    ===========    =========    ==========    ========
Change in units:
  Beginning units........................      227,074       149,298         84,328       14,486        56,482           0
                                           -----------    ----------    -----------    ---------    ----------    --------
  Units purchased........................      483,317       118,790        760,686       91,492        73,292      64,671
  Units redeemed.........................     (480,332)      (41,014)      (197,836)     (21,650)      (19,632)     (8,189)
                                           -----------    ----------    -----------    ---------    ----------    --------
  Ending units...........................      230,059       227,074        647,178       84,328       110,142      56,482
                                           ===========    ==========    ===========    =========    ==========    ========

                                               PRUDENTIAL SERIES
                                           --------------------------
                                                 JENNISON CL 2
                                                   SUBACCOUNT
                                           --------------------------
                                              2001          2000(b)
                                           -----------    -----------
Investment activity:
  Net investment activity................  $   (61,011)   $   (18,980)
  Reinvested capital gains...............       36,255        442,620
  Realized gain (loss)...................     (427,918)       (14,031)
  Unrealized gain (loss).................     (415,917)    (1,089,021)
                                           -----------    -----------
     Net increase (decrease) in contract
       owners' equity from operations....     (868,591)      (679,412)
                                           -----------    -----------
Equity transactions:
  Contract purchase payments.............      698,694      2,728,263
     Transfers from fixed & other
       subaccounts.......................    4,064,032      2,210,698
     Withdrawals, surrenders & contract
       charges (note 5)..................      (92,833)       (40,525)
     Annuity & death benefit payments....     (102,499)       (13,731)
     Transfers to fixed & other
       subaccounts.......................   (1,780,764)      (450,558)
                                           -----------    -----------
       Net equity transactions...........    2,786,630      4,434,147
                                           -----------    -----------
          Net change in contract owners'
            equity.......................    1,918,039      3,754,735
Contract owners' equity:
  Beginning of period....................    3,754,735              0
                                           -----------    -----------
  End of period..........................  $ 5,672,774    $ 3,754,735
                                           ===========    ===========
Change in units:
  Beginning units........................      438,069              0
                                           -----------    -----------
  Units purchased........................      591,634        465,697
  Units redeemed.........................     (205,255)       (27,628)
                                           -----------    -----------
  Ending units...........................      824,448        438,069
                                           ===========    ===========

(b) Period from January 4, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                        BRINSON SERIES TRUST MUTUAL FUNDS
                                               ---------------------------------------------------
                                                  STRATEGIC INCOME            GROWTH & INCOME
                                                SUBACCOUNT (NOTE 7)         SUBACCOUNT (NOTE 7)
                                               ----------------------    -------------------------
                                                 2001         2000          2001           2000
                                               ---------    ---------    -----------    ----------
Investment activity:
  Net investment activity....................  $  23,420    $  20,032    $    (2,703)   $  (11,629)
  Reinvested capital gains...................          0            0        534,613        51,520
  Realized gain (loss).......................    (74,602)      (3,275)      (735,085)        3,985
  Unrealized gain (loss).....................     22,770      (16,137)        58,138      (107,592)
                                               ---------    ---------    -----------    ----------
     Net increase (decrease) in contract
       owners' equity from operations........    (28,412)         620       (145,037)      (63,716)
                                               ---------    ---------    -----------    ----------
Equity transactions:
  Contract purchase payments.................        350       71,191        513,338       435,112
     Transfers from fixed & other
       subaccounts...........................    168,007      589,321      1,198,590       701,068
     Withdrawals, surrenders & contract
       charges (note 5)......................     (7,417)      (3,909)      (238,616)      (21,089)
     Annuity & death benefit payments........     (5,199)     (37,149)       (31,898)      (15,171)
     Transfers to fixed & other
       subaccounts...........................   (714,456)    (158,853)    (2,816,769)     (125,700)
                                               ---------    ---------    -----------    ----------
       Net equity transactions...............   (558,715)     460,601     (1,375,355)      974,220
                                               ---------    ---------    -----------    ----------
          Net change in contract owners'
            equity...........................   (587,127)     461,221     (1,520,392)      910,504
Contract owners' equity:
  Beginning of period........................    587,127      125,906      1,520,392       609,888
                                               ---------    ---------    -----------    ----------
  End of period..............................  $       0    $ 587,127    $         0    $1,520,392
                                               =========    =========    ===========    ==========
Change in units:
  Beginning units............................     59,121       12,613        154,038        58,032
                                               ---------    ---------    -----------    ----------
  Units purchased............................     22,719       64,281        159,944       105,372
  Units redeemed.............................    (81,840)     (17,773)      (313,982)       (9,366)
                                               ---------    ---------    -----------    ----------
  Ending units...............................          0       59,121              0       154,038
                                               =========    =========    ===========    ==========

                                                        BRINSON SERIES TRUST MUTUAL FUNDS
                                               ---------------------------------------------------
                                                  TACTICAL ALLOCATION             SMALL CAP
                                                      SUBACCOUNT             SUBACCOUNT (NOTE 7)
                                               -------------------------    ----------------------
                                                  2001           2000         2001         2000
                                               -----------    ----------    ---------    ---------
Investment activity:
  Net investment activity....................  $    29,546    $  (66,382)   $  (5,730)   $  (5,478)
  Reinvested capital gains...................      435,828        70,470            0      108,114
  Realized gain (loss).......................     (189,647)         (901)    (122,786)       4,213
  Unrealized gain (loss).....................   (1,513,664)     (222,473)      67,101      (70,731)
                                               -----------    ----------    ---------    ---------
     Net increase (decrease) in contract
       owners' equity from operations........   (1,237,937)     (219,286)     (61,415)      36,118
                                               -----------    ----------    ---------    ---------
Equity transactions:
  Contract purchase payments.................    1,622,711     2,304,021        1,093      215,050
     Transfers from fixed & other
       subaccounts...........................    6,423,435     4,056,522       74,275      337,163
     Withdrawals, surrenders & contract
       charges (note 5)......................     (217,015)      (85,750)           0      (10,915)
     Annuity & death benefit payments........     (218,986)      (58,151)     (61,749)        (620)
     Transfers to fixed & other
       subaccounts...........................   (1,984,358)     (761,601)    (526,265)    (131,524)
                                               -----------    ----------    ---------    ---------
       Net equity transactions...............    5,625,787     5,455,041     (512,646)     409,154
                                               -----------    ----------    ---------    ---------
          Net change in contract owners'
            equity...........................    4,387,850     5,235,755     (574,061)     445,272
Contract owners' equity:
  Beginning of period........................    7,405,172     2,169,417      574,061      128,789
                                               -----------    ----------    ---------    ---------
  End of period..............................  $11,793,022    $7,405,172    $       0    $ 574,061
                                               ===========    ==========    =========    =========
Change in units:
  Beginning units............................      732,729       207,238       47,240       11,936
                                               -----------    ----------    ---------    ---------
  Units purchased............................      836,502       581,434        6,073       36,616
  Units redeemed.............................     (216,673)      (55,943)     (53,313)      (1,312)
                                               -----------    ----------    ---------    ---------
  Ending units...............................    1,352,558       732,729            0       47,240
                                               ===========    ==========    =========    =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                    PBHG                                   FIDELITY INVESTMENTS
                                         --------------------------    ------------------------------------------------------------
                                                TECH & COMM            VIP SERVICE CL 2 MID CAP III     VIP SERVICE CL 2 CONTRA II
                                                 SUBACCOUNT                     SUBACCOUNT                      SUBACCOUNT
                                         --------------------------    -----------------------------    ---------------------------
                                            2001          2000(c)          2001           2000(c)           2001          2000(c)
                                         -----------    -----------    -------------    ------------    ------------    -----------
Investment activity:
  Net investment activity..............  $   (56,122)   $   (28,400)    $  (179,873)     $     (280)    $   (56,690)    $  (11,702)
  Reinvested capital gains.............    2,364,108        280,929               0               0          99,606              0
  Realized gain (loss).................   (1,219,850)      (324,005)        (57,087)         (3,691)           (783)         1,476
  Unrealized gain (loss)...............   (4,567,278)    (3,963,168)        256,611         250,695        (530,967)      (141,282)
                                         -----------    -----------     -----------      ----------     -----------     ----------
     Net increase (decrease) in
       contract owners' equity from
       operations......................   (3,479,142)    (4,034,644)         19,651         246,724        (488,834)      (151,508)
                                         -----------    -----------     -----------      ----------     -----------     ----------
Equity transactions:
  Contract purchase payments...........    1,049,375      3,238,968       3,829,904       3,791,942       2,816,610      2,364,099
     Transfers from fixed & other
       subaccounts.....................    4,619,046      7,471,803      12,627,686       5,041,018       6,461,552      1,252,690
     Withdrawals, surrenders & contract
       charges (note 5)................     (230,636)       (19,224)       (387,314)        (31,525)        (78,694)        (6,171)
       Annuity & death benefit
          payments.....................     (212,138)       (20,266)       (917,910)        (19,672)       (633,737)        (4,108)
       Transfers to fixed & other
          subaccounts..................   (1,911,649)    (1,695,859)     (3,558,359)       (634,166)       (751,939)      (181,852)
                                         -----------    -----------     -----------      ----------     -----------     ----------
          Net equity transactions......    3,313,998      8,975,422      11,594,007       8,147,597       7,813,792      3,424,658
                                         -----------    -----------     -----------      ----------     -----------     ----------
            Net change in contract
               owners' equity..........     (165,144)     4,940,778      11,613,658       8,394,321       7,324,958      3,273,150
Contract owners' equity:
  Beginning of period..................    4,940,778              0       8,394,321               0       3,273,150              0
                                         -----------    -----------     -----------      ----------     -----------     ----------
  End of period........................  $ 4,775,634    $ 4,940,778     $20,007,979      $8,394,321     $10,598,108     $3,273,150
                                         ===========    ===========     ===========      ==========     ===========     ==========
Change in units:
  Beginning units......................      925,830              0         752,919               0         354,632              0
                                         -----------    -----------     -----------      ----------     -----------     ----------
  Units purchased......................    1,528,660      1,087,267       1,507,017         772,783       1,106,381        356,953
  Units redeemed.......................     (551,933)      (161,437)       (375,779)        (19,864)       (141,976)        (2,321)
                                         -----------    -----------     -----------      ----------     -----------     ----------
  Ending units.........................    1,902,557        925,830       1,884,157         752,919       1,319,037        354,632
                                         ===========    ===========     ===========      ==========     ===========     ==========

                                            FIDELITY INVESTMENTS
                                         --------------------------
                                          VIP SERVICE CL 2 GROWTH
                                                 SUBACCOUNT
                                         --------------------------
                                            2001          2000(c)
                                         -----------    -----------
Investment activity:
  Net investment activity..............  $  (223,958)   $   (40,602)
  Reinvested capital gains.............    1,008,188              0
  Realized gain (loss).................     (480,327)        (7,454)
  Unrealized gain (loss)...............   (3,636,840)    (1,438,249)
                                         -----------    -----------
     Net increase (decrease) in
       contract owners' equity from
       operations......................   (3,332,937)    (1,486,305)
                                         -----------    -----------
Equity transactions:
  Contract purchase payments...........    4,086,057     11,206,667
     Transfers from fixed & other
       subaccounts.....................    9,747,526      4,758,393
     Withdrawals, surrenders & contract
       charges (note 5)................     (393,109)       (52,670)
       Annuity & death benefit
          payments.....................   (1,523,410)       (31,454)
       Transfers to fixed & other
          subaccounts..................   (3,424,125)      (624,598)
                                         -----------    -----------
          Net equity transactions......    8,492,939     15,256,338
                                         -----------    -----------
            Net change in contract
               owners' equity..........    5,160,002     13,770,033
Contract owners' equity:
  Beginning of period..................   13,770,033              0
                                         -----------    -----------
  End of period........................  $18,930,035    $13,770,033
                                         ===========    ===========
Change in units:
  Beginning units......................    1,628,607              0
                                         -----------    -----------
  Units purchased......................    1,793,732      1,652,849
  Units redeemed.......................     (659,043)       (24,242)
                                         -----------    -----------
  Ending units.........................    2,763,296      1,628,607
                                         ===========    ===========

---------------

(c) Period from May 1, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                       JANUS ASPEN SERIES SERVICE SHARES
                                   --------------------------------------------------------------------------
                                             GROWTH                     WORLDWIDE GROWTH           BALANCED
                                           SUBACCOUNT                      SUBACCOUNT             SUBACCOUNT
                                   ---------------------------    ----------------------------    -----------
                                       2001          2000(c)          2001           2000(c)         2001
                                   ------------    -----------    -------------    -----------    -----------
Investment activity:
  Net investment activity........  $   (457,250)   $    50,081    $    (312,068)   $    25,167    $   274,074
  Reinvested capital gains.......        69,998        546,350                0        504,325              0
  Realized gain (loss)...........      (857,581)        (8,108)     (10,660,323)      (488,416)       (79,548)
  Unrealized gain (loss).........    (9,201,389)    (5,339,874)       4,141,128     (3,305,094)    (2,505,125)
                                   ------------    -----------    -------------    -----------    -----------
     Net increase (decrease) in
       contract owners' equity
       from operations...........   (10,446,222)    (4,751,551)      (6,831,263)    (3,264,018)    (2,310,599)
                                   ------------    -----------    -------------    -----------    -----------
Equity transactions:
  Contract purchase payments.....     5,467,819     22,332,079        6,907,747     17,320,852      8,157,561
     Transfers from fixed & other
       subaccounts...............    19,047,086     13,974,941      291,877,819     18,869,026     33,679,122
     Withdrawals, surrenders &
       contract charges (note
       5)........................    (1,170,844)      (228,855)        (729,830)      (157,484)    (1,109,826)
     Annuity & death benefit
       payments..................      (729,514)      (150,365)        (535,774)      (110,709)    (1,082,440)
     Transfers to fixed & other
       subaccounts...............    (6,637,125)    (2,072,087)    (278,296,872)    (9,630,740)    (6,972,828)
                                   ------------    -----------    -------------    -----------    -----------
       Net equity transactions...    15,977,422     33,855,713       19,223,090     26,290,945     32,671,589
                                   ------------    -----------    -------------    -----------    -----------
          Net change in contract
            owners' equity.......     5,531,200     29,104,162       12,391,827     23,026,927     30,360,990
Contract owners' equity:
  Beginning of period............    29,104,162              0       23,026,927              0     27,448,421
                                   ------------    -----------    -------------    -----------    -----------
  End of period..................  $ 34,635,362    $29,104,162    $  35,418,754    $23,026,927    $57,809,411
                                   ============    ===========    =============    ===========    ===========
Change in units:
  Beginning units................     3,602,531              0        2,883,692              0      2,822,715
                                   ------------    -----------    -------------    -----------    -----------
  Units purchased................     3,254,992      3,718,204       31,837,145      3,772,339      4,266,962
  Units redeemed.................    (1,071,157)      (115,673)     (28,909,451)      (888,647)      (751,654)
                                   ------------    -----------    -------------    -----------    -----------
  Ending units...................     5,786,366      3,602,531        5,811,386      2,883,692      6,338,023
                                   ============    ===========    =============    ===========    ===========

                                        JANUS ASPEN SERIES SERVICE SHARES
                                   --------------------------------------------
                                    BALANCED          INTERNATIONAL GROWTH
                                   SUBACCOUNT              SUBACCOUNT
                                   -----------    -----------------------------
                                     2000(c)          2001           2000(c)
                                   -----------    -------------    ------------
Investment activity:
  Net investment activity........  $   254,682    $     (74,220)   $      9,889
  Reinvested capital gains.......      318,790                0         112,959
  Realized gain (loss)...........       (6,945)      (2,572,366)       (662,589)
  Unrealized gain (loss).........   (1,096,499)       1,070,180        (655,239)
                                   -----------    -------------    ------------
     Net increase (decrease) in
       contract owners' equity
       from operations...........     (529,972)      (1,576,406)     (1,194,980)
                                   -----------    -------------    ------------
Equity transactions:
  Contract purchase payments.....   16,885,946        2,278,785       6,163,587
     Transfers from fixed & other
       subaccounts...............   14,201,936      294,530,756      44,659,966
     Withdrawals, surrenders &
       contract charges (note
       5)........................     (211,380)        (353,826)        (71,112)
     Annuity & death benefit
       payments..................     (182,651)        (130,071)        (20,044)
     Transfers to fixed & other
       subaccounts...............   (2,715,458)    (287,692,425)    (41,640,132)
                                   -----------    -------------    ------------
       Net equity transactions...   27,978,393        8,633,219       9,092,265
                                   -----------    -------------    ------------
          Net change in contract
            owners' equity.......   27,448,421        7,056,813       7,897,285
Contract owners' equity:
  Beginning of period............            0        7,897,285               0
                                   -----------    -------------    ------------
  End of period..................  $27,448,421    $  14,954,098    $  7,897,285
                                   ===========    =============    ============
Change in units:
  Beginning units................            0        1,002,095               0
                                   -----------    -------------    ------------
  Units purchased................    2,912,881       32,067,361       3,985,149
  Units redeemed.................      (90,166)     (30,556,249)     (2,983,054)
                                   -----------    -------------    ------------
  Ending units...................    2,822,715        2,513,207       1,002,095
                                   ===========    =============    ============

---------------

(c) Period from May 1, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                                       JP MORGAN SERIES TRUST II                 ALLIANCE CAPITAL (NOTE 7)
                                                 --------------------------------------    --------------------------------------
                                                                              MID CAP        GLOBAL        GROWTH
                                                      SMALL COMPANY            VALUE          BOND        & INCOME       QUASAR
                                                        SUBACCOUNT           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 ------------------------    ----------    ----------    ----------    ----------
                                                    2001          2000        2001(e)       2001(d)       2001(d)       2001(d)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Investment activity:
  Net investment activity......................  $  (52,000)   $  (38,026)    $   (220)    $  (1,489)    $   (6,806)    $   (961)
  Reinvested capital gains.....................           0        79,825            0             0              0            0
  Realized gain (loss).........................     (32,218)       92,828          336          (987)          (346)        (594)
  Unrealized gain (loss).......................    (247,679)     (607,419)       7,502       (12,634)        65,537       41,628
                                                 ----------    ----------     --------     ---------     ----------     --------
     Net increase (decrease) in contract
      owners' equity from operations...........    (331,897)     (472,792)       7,618       (15,110)        58,385       40,073
                                                 ----------    ----------     --------     ---------     ----------     --------
Equity transactions:
  Contract purchase payments...................     382,976     1,061,633       17,304            70          1,954            0
     Transfers from fixed & other
      subaccounts..............................   1,860,339     1,356,989      197,240       690,030      2,845,095      372,150
     Withdrawals, surrenders & contract charges
      (note 5).................................     (87,950)     (102,400)           0             0         (1,233)           0
     Annuity & death benefit payments..........     (37,816)      (11,501)          (7)       (2,229)        (8,227)        (385)
     Transfers to fixed & other subaccounts....    (745,540)     (451,868)     (11,112)     (123,910)      (100,550)      (5,416)
                                                 ----------    ----------     --------     ---------     ----------     --------
       Net equity transactions.................   1,372,009     1,852,853      203,425       563,961      2,737,039      366,349
                                                 ----------    ----------     --------     ---------     ----------     --------
          Net change in contract owners'
             equity............................   1,040,112     1,380,061      211,043       548,851      2,795,424      406,422
Contract owners' equity:
  Beginning of period..........................   4,028,209     2,648,148            0             0              0            0
                                                 ----------    ----------     --------     ---------     ----------     --------
  End of period................................  $5,068,321    $4,028,209     $211,043     $ 548,851     $2,795,424     $406,422
                                                 ==========    ==========     ========     =========     ==========     ========
Change in units:
  Beginning units..............................     387,226       222,779            0             0              0            0
                                                 ----------    ----------     --------     ---------     ----------     --------
  Units purchased..............................     225,494       195,475       20,319        66,584        295,695       35,861
  Units redeemed...............................     (75,815)      (31,028)      (1,057)       (7,616)        (8,522)        (614)
                                                 ----------    ----------     --------     ---------     ----------     --------
  Ending units.................................     536,905       387,226       19,262        58,968        287,173       35,247
                                                 ==========    ==========     ========     =========     ==========     ========

---------------

(d) Period from October 26, 2001, date of commencement of operations.

(e) Period from November 1, 2001, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                            For the Two Periods Ended December 31, 2001 and 2000

                                               MFS INVESTMENT MANAGEMENT                              FIRST AMERICAN
                                  ----------------------------------------------------    ---------------------------------------
                                                                                                                        EQUITY
                                     NEW        INVESTORS      MID CAP        TOTAL              CORPORATE              INCOME
                                  DISCOVERY       GROWTH        GROWTH        RETURN                BOND              SUBACCOUNT
                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT           SUBACCOUNT            (NOTE 7)
                                  ----------    ----------    ----------    ----------    ------------------------    -----------
                                   2001(e)       2001(e)       2001(e)       2001(e)       2001(f)         2000         2001(g)
                                  ----------    ----------    ----------    ----------    ----------    ----------    -----------
Investment activity:
  Net investment activity.......   $   (247)     $   (170)     $   (157)     $   (710)    $   72,221    $   68,209    $   (10,772)
  Reinvested capital gains......          0             0             0             0              0             0              0
  Realized gain (loss)..........      1,230           104         1,049           (54)       (20,817)      (52,839)         2,059
  Unrealized gain (loss)........     10,744         2,443         5,419        10,347         30,553       102,170        362,989
                                   --------      --------      --------      --------     ----------    ----------    -----------
     Net increase (decrease) in
       contract owners' equity
       from operations..........     11,727         2,377         6,311         9,583         81,957       117,540        354,276
                                   --------      --------      --------      --------     ----------    ----------    -----------
Equity transactions:
  Contract purchase payments....     71,758        26,028        97,973       303,914        129,372        50,308         57,541
     Transfers from fixed &
       other subaccounts........    297,874       171,417       141,794       504,798      2,089,223       149,733     12,434,548
     Withdrawals, surrenders &
       contract charges (note
       5).......................          0             0           (82)       (1,872)       (51,791)      (71,083)       (65,334)
     Annuity & death benefit
       payments.................       (131)           (1)         (144)       (1,620)       (45,521)      (27,594)       (10,779)
     Transfers to fixed & other
       subaccounts..............          0             0             0             0       (776,562)     (214,979)        (7,862)
                                   --------      --------      --------      --------     ----------    ----------    -----------
       Net equity
          transactions..........    369,501       197,444       239,541       805,220      1,344,721      (113,615)    12,408,114
                                   --------      --------      --------      --------     ----------    ----------    -----------
          Net change in contract
            owners' equity......    381,228       199,821       245,852       814,803      1,426,678         3,925     12,762,390
Contract owners' equity:
  Beginning of period...........          0             0             0             0      1,251,708     1,247,783              0
                                   --------      --------      --------      --------     ----------    ----------    -----------
  End of period.................   $381,228      $199,821      $245,852      $814,803     $2,678,386    $1,251,708    $12,762,390
                                   ========      ========      ========      ========     ==========    ==========    ===========
Change in units:
  Beginning units...............          0             0             0             0        117,515       128,394              0
                                   --------      --------      --------      --------     ----------    ----------    -----------
  Units purchased...............     33,012        18,656        22,172        79,801        206,870        20,385      1,161,170
  Units redeemed................        (11)            0           (20)         (342)       (84,056)      (31,264)        (8,921)
                                   --------      --------      --------      --------     ----------    ----------    -----------
  Ending units..................     33,001        18,656        22,152        79,459        240,329       117,515      1,152,249
                                   ========      ========      ========      ========     ==========    ==========    ===========

---------------

(e)  Period from November 1, 2001, date of commencement of operations.

(f) Prior to December 14, 2001, the portfolio was known as the Strategic Income Subaccount.

(g)  Period from December 14, 2001, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Variable Account A (the Account) is a separate account of The Ohio National Life Insurance Company (ONLIC) and all obligations arising under variable annuity contracts are general corporate obligations of ONLIC. The account has been registered as a unit investment trust under the Investment Company Act of 1940.

   Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc., Dow Target Funds, Firstar Growth & Income, Fidelity Variable Insurance Products Fund, J. P. Morgan Series Trust II, Janus Aspen Series, Salomon Brothers Variable Series Fund, Inc., Strong Variable Annuity Funds, Inc., Morgan Stanley Universal Funds, Inc., Goldman Sachs Variable Insurance Trust, Lazard Retirement Funds, Brinson Series Trust Mutual Funds, Prudential Investments Management Services LLC, PBHG Insurance Series Fund, Inc., MFS Investment Management, Alliance Capital and First American Asset Management (collectively the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

   Annuity reserves for contracts that have been annuitized are computed according to the 2000 Annuity Table or the 1983 Individual Annuity Mortality Table (83a), depending on the year the contract annuitized. The assumed interest rate is 3.0 or 4.0 percent depending on the contract selected by the annuitant. Charges to annuity reserves for adverse mortality and express risk experience are reimbursed to the Account by ONLIC. Such amounts are included in risk and administrative expenses.

   The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2001. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

   Ohio National Investments, Inc. (ONI), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc. and the Dow Target Funds, in which the Account invests. For these services, ONI receives fees from the mutual funds.

   For certain products, ONLIC credits an extra amount to the contract holder's contract each time a purchase payment is made. The extra credit equals 4% of each purchase payment. For the years ended December 31, 2001 and 2000, ONLIC paid approximately $1.9 million and $4.3 million, respectively, under this feature.

   The accompanying financial statements include only the contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of ONLIC.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United State of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Some of the underlying mutual funds have been established by investment advisors which manage publicly traded mutual funds, having similar names and investment objectives. While some of the underlying mutual funds may be similar to publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund may differ substantially.

(2) INVESTMENTS

   At December 31, 2001, the aggregate cost and number of shares of the underlying funds owned by the respective subaccounts were:

                                          MONEY                                                    CAPITAL
                           EQUITY        MARKET         BOND           OMNI       INTERNATIONAL  APPRECIATION
 OHIO NATIONAL FUNDS     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
 -------------------    ------------  -------------  -----------  --------------  -------------  ------------
Aggregate Cost........  $258,677,556  $117,316,844   $32,200,672   $52,656,780     $34,002,102   $ 50,215,741
Number of Shares......    10,002,037    11,731,684     3,162,844     3,086,770       4,108,970      3,661,041

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                      INTERNATIONAL  AGGRESSIVE        CORE         GROWTH &       S&P 500
                         SMALL CAP      SMALL CO.      GROWTH         GROWTH         INCOME         INDEX
 OHIO NATIONAL FUNDS     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
 -------------------    ------------  -------------  -----------  --------------  -------------  ------------
Aggregate Cost........  $ 65,037,665  $  7,564,248   $11,889,575   $12,290,604     $60,861,114   $122,929,879
Number of Shares......     2,753,199       805,862     1,181,644       908,620       3,942,803      8,567,394
                           SOCIAL                      EQUITY      HIGH INCOME       CAPITAL        NASDAQ
                         AWARENESS      BLUE CHIP      INCOME          BOND          GROWTH          100
 OHIO NATIONAL FUNDS     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
 -------------------    ------------  -------------  -----------  --------------  -------------  ------------
Aggregate Cost........  $  1,122,687  $  8,462,707   $10,935,262   $11,902,471     $32,226,127   $  6,970,466
Number of Shares......       100,452       818,544       990,361     1,448,288       1,796,951      1,398,714
                          JANUARY       FEBRUARY        MARCH         APRIL            MAY           JUNE
 DOW TARGET 10 FUNDS     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
 -------------------    ------------  -------------  -----------  --------------  -------------  ------------
Aggregate Cost........  $    562,893  $  1,137,465   $ 1,032,487   $ 1,039,382     $   908,100   $  1,004,846
Number of Shares......        57,679       118,744       106,142       129,219          99,571        107,402
                            JULY         AUGUST       SEPTEMBER      OCTOBER        NOVEMBER       DECEMBER
 DOW TARGET 10 FUNDS     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
 -------------------    ------------  -------------  -----------  --------------  -------------  ------------
Aggregate Cost........  $  1,164,399  $    817,682   $   875,808   $   742,272     $   750,028   $    506,847
Number of Shares......       125,708        86,707        94,274        77,986          77,491         51,594
                          JANUARY       FEBRUARY        MARCH         APRIL            MAY           JUNE
  DOW TARGET 5 FUNDS     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
  ------------------    ------------  -------------  -----------  --------------  -------------  ------------
Aggregate Cost........  $    130,371  $    137,850   $   150,973   $   103,684     $   115,765   $    232,457
Number of Shares......        13,620        13,968        13,878        10,608          11,551         21,272
                            JULY         AUGUST       SEPTEMBER      OCTOBER        NOVEMBER       DECEMBER
  DOW TARGET 5 FUNDS     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
  ------------------    ------------  -------------  -----------  --------------  -------------  ------------
Aggregate Cost........  $    128,280  $    258,470   $   113,658   $   173,723     $   148,778   $    210,264
Number of Shares......        11,142        20,785        13,284        19,105          16,466         20,389
                                                                                       JANUS
                                                     FIDELITY VIP      JANUS           ASPEN       JANUS ASPEN       JANUS
                                      FIDELITY VIP       HIGH          ASPEN       INSTITUTIONAL  INSTITUTIONAL      ASPEN
                          FIDELITY       EQUITY         INCOME     INSTITUTIONAL   INTERNATIONAL    WORLDWIDE    INSTITUTIONAL
                         VIP GROWTH      INCOME          BOND          GROWTH         GROWTH         GROWTH        BALANCED
                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  -------------  ------------  --------------  -------------  -------------  -------------
Aggregate Cost........  $  9,031,168  $  6,193,052   $ 2,020,785    $67,738,631     $ 7,020,737   $ 40,855,888    $64,002,551
Number of Shares......       212,751       252,840       177,825      2,202,244         312,010      1,093,246      2,510,203
                                                                                                                    MORGAN
                          SALOMON        SALOMON       SALOMON                                                      STANLEY
                           BROS.          BROS.         BROS.                         STRONG         STRONG        UNIVERSAL
                          VARIABLE      VARIABLE       VARIABLE        STRONG        MULTI CAP       MID-CAP         FIXED
                          CAPITAL     TOTAL RETURN    INVESTORS    OPPORTUNITY II    VALUE II       GROWTH II       INCOME
                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  -------------  ------------  --------------  -------------  -------------  -------------
Aggregate Cost........  $  9,176,700  $  4,778,116   $ 4,427,403    $24,792,335     $ 2,509,154   $ 58,200,861    $ 4,783,319
Number of Shares......       619,623       453,881       340,920      1,061,331         257,156      2,210,529        453,572
                                                        MORGAN
                           MORGAN        MORGAN        STANLEY        GOLDMAN         GOLDMAN        GOLDMAN        GOLDMAN
                          STANLEY        STANLEY      UNIVERSAL        SACHS           SACHS          SACHS          SACHS
                        UNIVERSAL US    UNIVERSAL      EMERGING      VIT GROWTH      VIT CORE      VIT GLOBAL     VIT CAPITAL
                        REAL ESTATE       VALUE       MKT. DEBT       & INCOME       US EQUITY       INCOME         GROWTH
                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  -------------  ------------  --------------  -------------  -------------  -------------
Aggregate Cost........  $  1,380,293  $  1,149,272   $   212,800    $ 6,128,313     $ 9,420,895   $  3,879,715    $ 7,863,311
Number of Shares......       129,515        99,259        30,111        601,212         755,398        384,248        654,404

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           LAZARD                                                    BRINSON
                         RETIREMENT      LAZARD      PRUDENTIAL     PRUDENTIAL      TACTICAL         PBHG
                          EMERGING     RETIREMENT    20/20 FOCUS     JENNISON      ALLOCATION       TECH &
                           MARKET       SMALL CAP       CL 2           CL 2          CLASS I         COMM
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  -------------  -----------  --------------  -------------  ------------
Aggregate Cost........  $  1,804,322  $  8,095,141   $ 1,067,484   $ 7,177,712     $13,538,097   $ 13,306,079
Number of Shares......       251,835       663,249        98,076       307,467         929,316      1,464,918
                                                                                       JANUS                        JANUS
                        FIDELITY VIP  FIDELITY VIP   FIDELITY VIP                      ASPEN                        ASPEN
                          SERVICE        SERVICE       SERVICE      JANUS ASPEN       SERVICE     JANUS ASPEN      SERVICE
                            CL 2          CL 2           CL 2         SERVICE        WORLDWIDE      SERVICE     INTERNATIONAL
                        MID-CAP III     CONTRA II       GROWTH         GROWTH         GROWTH        BALANCED       GROWTH
                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                        ------------  -------------  ------------  --------------  -------------  ------------  -------------
Aggregate Cost........  $ 19,500,674  $ 11,270,356   $24,055,125    $49,176,625     $34,582,719   $ 61,411,035   $14,539,157
Number of Shares......     1,026,577       529,905       567,788      1,752,802       1,248,018      2,480,026       641,807
                         JP MORGAN      JP MORGAN
                          TRUST II      TRUST II       ALLIANCE       ALLIANCE                        MFS            MFS
                           SMALL         MID CAP        GLOBAL        GROWTH &       ALLIANCE         NEW         INVESTORS
                          COMPANY         VALUE          BOND          INCOME         QUASAR       DISCOVERY       GROWTH
                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                        ------------  -------------  ------------  --------------  -------------  ------------  -------------
Aggregate Cost........  $  5,202,621  $    203,541   $   561,485    $ 2,729,887     $   364,794   $    370,483   $   197,378
Number of Shares......       383,383        12,645        50,539        126,892          40,724         25,048        20,664
                                                        FIRST          FIRST
                            MFS                        AMERICAN       AMERICAN
                          MID CAP          MFS        CORPORATE        EQUITY
                           GROWTH     TOTAL RETURN       BOND          INCOME
                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  -------------  ------------  --------------
Aggregate Cost........  $    240,433  $    804,455   $ 2,776,783    $12,399,401
Number of Shares......        31,042        43,948       302,301      1,109,773

(3) FINANCIAL HIGHLIGHTS

   The following is a summary as of December 31 of accumulation units, value per unit, and value (value represents the portion of contract owners' equity for contracts in the accumulation period, and excludes the portion of contract owners' equity for annuity reserves for contracts in the payment period), and the expense ratios and total return for the periods then ended, for the respective subaccounts and products:

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
EQUITY SUBACCOUNT
2001
  Combination......................           17,324          $138.422362     $ 2,398,046      1.0%          (9.34)%
  Back Load........................            7,488          $ 77.480966     $   580,167      1.1%          (9.43)%
  Top I............................           92,024          $ 62.010721     $ 5,706,477      1.1%          (9.43)%
  Top Tradition....................          987,197          $ 53.363524     $52,680,295      1.1%          (9.43)%
  Top Plus.........................          605,052          $ 18.411312     $11,139,794      0.9%          (9.25)%
  Investar Vision & Top Spectrum...          226,355          $ 11.884581     $ 2,690,139      1.4%          (9.70)%
  Top Explorer.....................          542,718          $ 12.187242     $ 6,614,232      1.3%          (9.61)%
  Oncore & Firstar Oncore Flex.....          578,730          $  8.957888     $ 5,184,196      1.5%          (9.79)%
  Oncore & Firstar Oncore Value....        2,343,298          $  9.091985     $21,305,232      0.9%          (9.25)%
  Oncore & Firstar Oncore
     Premier.......................        5,582,578          $  8.980038     $50,131,758      1.4%          (9.70)%
  Oncore & Firstar Oncore Xtra.....        4,944,037          $  8.980038     $44,397,644      1.4%          (9.70)%
  Oncore & Firstar Oncore Lite.....          993,612          $  8.980038     $ 8,922,671      1.4%          (8.18)%     04/17/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Combination......................           19,924          $152.689885     $ 3,042,183      1.0%          (7.57)%
  Back Load........................            7,817          $ 85.552347     $   668,740      1.1%          (7.66)%
  Top I............................          102,519          $ 68.470540     $ 7,019,557      1.1%          (7.66)%
  Top Tradition....................        1,047,847          $ 58.922536     $61,741,809      1.1%          (7.66)%
  Top Plus.........................          637,164          $ 20.288788     $12,927,286      0.9%          (7.48)%
  Investar Vision & Top Spectrum...          233,589          $ 13.161883     $ 3,074,465      1.4%          (7.93)%
  Top Explorer.....................          500,620          $ 13.483653     $ 6,750,183      1.3%          (7.84)%
  Oncore & Firstar Oncore Flex.....          513,241          $  9.930499     $ 5,096,737      1.5%          (8.02)%
  Oncore & Firstar Oncore Value....        1,874,476          $ 10.019129     $18,780,618      0.9%          (7.48)%
  Oncore & Firstar Oncore
     Premier.......................        4,198,600          $  9.945176     $41,755,823      1.4%          (7.93)%
  Oncore & Firstar Oncore Xtra.....        2,676,002          $  9.945176     $26,613,310      1.4%          (7.93)%
1999
  Combination......................           22,199          $165.193487     $ 3,667,172      1.0%          18.68%
  Back Load........................           12,092          $ 92.649498     $ 1,120,296      1.1%          18.56%
  Top I............................          131,063          $ 74.150642     $ 9,718,403      1.1%          18.56%
  Top Tradition....................        1,219,724          $ 63.810576     $77,831,267      1.1%          18.56%
  Top Plus.........................          669,138          $ 21.928573     $14,673,239      0.9%          18.80%
  Investar Vision & Top Spectrum...          239,130          $ 14.295961     $ 3,418,594      1.4%          18.21%
  Top Explorer.....................          434,985          $ 14.631033     $ 6,364,285      1.3%          18.33%
  Oncore & Firstar Oncore Flex.....          225,183          $ 10.796756     $ 2,431,248      1.5%           7.97%      07/01/99
  Oncore & Firstar Oncore Value....          746,946          $ 10.828904     $ 8,088,603      0.9%           8.29%      07/01/99
  Oncore & Firstar Oncore
     Premier.......................        1,856,276          $ 10.802093     $20,051,682      1.4%           8.02%      07/01/99
  Oncore Xtra......................          103,023          $ 10.802093     $ 1,112,860      1.4%           7.96%      11/01/99
1998
  Combination......................           26,151          $139.192132     $ 3,640,007      1.0%           4.68%
  Back Load........................           18,686          $ 78.143774     $ 1,460,216      1.1%           4.57%
  Top I............................          150,434          $ 62.541201     $ 9,408,336      1.1%           4.57%
  Top Tradition....................        1,469,467          $ 53.820037     $79,086,765      1.1%           4.57%
  Top Plus.........................          755,665          $ 18.458779     $13,948,656      0.9%           4.78%
  Investar Vision & Top Spectrum...          277,925          $ 12.093494     $ 3,361,088      1.4%           4.26%
  Top Explorer.....................          417,378          $ 12.364737     $ 5,160,764      1.3%           4.37%
1997
  Combination......................           29,341          $132.974317     $ 3,901,573      1.0%          17.00%
  Back Load........................           20,567          $ 74.726955     $ 1,536,942      1.1%          16.88%
  Top I............................          172,235          $ 59.806603     $10,300,812      1.1%          16.88%
  Top Tradition....................        1,554,930          $ 51.466766     $80,027,208      1.1%          16.88%
  Top Plus.........................          709,738          $ 17.616774     $12,503,289      0.9%          17.11%
  Investar Vision & Top Spectrum...           82,440          $ 11.599062     $   956,225      1.4%          15.99%      01/04/97
  Top Explorer.....................          210,014          $ 11.847503     $ 2,488,139      1.3%          18.48%      04/01/97

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
MONEY MARKET SUBACCOUNT
2001
  VIA..............................            5,646          $ 31.618739     $   178,519      1.3%           2.46%
  Top I............................           16,138          $ 23.958179     $   386,630      1.3%           2.46%
  Top Tradition....................          238,064          $ 21.432248     $ 5,102,243      1.1%           2.67%
  Top Plus.........................          135,493          $ 13.905126     $ 1,884,051      0.9%           2.87%
  Investar Vision & Top Spectrum...           70,835          $ 12.004844     $   850,366      1.4%           2.36%
  Top Explorer.....................          782,097          $ 11.950712     $ 9,346,618      1.3%           2.46%
  Oncore & Firstar Oncore Flex.....        2,979,971          $ 11.363815     $33,863,838      1.5%           2.26%
  Oncore & Firstar Oncore Value....          726,435          $ 11.614214     $ 8,436,973      0.9%           2.87%
  Oncore & Firstar Oncore
     Premier.......................        2,239,859          $ 11.405310     $25,546,283      1.4%           2.36%
  Oncore & Firstar Oncore Xtra.....        2,560,944          $ 11.405310     $29,208,362      1.4%           2.36%
  Oncore & Firstar Oncore Lite.....          212,331          $ 11.405310     $ 2,421,697      1.4%           1.20%      04/17/01
2000
  VIA..............................           13,178          $ 30.858557     $   406,656      1.3%           4.98%
  Top I............................           15,579          $ 23.382169     $   364,282      1.3%           4.98%
  Top Tradition....................          144,673          $ 20.875434     $ 3,020,121      1.1%           5.19%
  Top Plus.........................           99,266          $ 13.516943     $ 1,341,772      0.9%           5.39%
  Investar Vision & Top Spectrum...           44,225          $ 11.727869     $   518,659      1.4%           4.88%
  Top Explorer.....................          344,659          $ 11.663389     $ 4,019,888      1.3%           4.98%
  Oncore & Firstar Oncore Flex.....        1,121,411          $ 11.112957     $12,462,194      1.5%           4.77%
  Oncore & Firstar Oncore Value....          515,726          $ 11.289986     $ 5,822,534      0.9%           5.39%
  Oncore & Firstar Oncore
     Premier.......................        1,208,483          $ 11.142165     $13,465,117      1.4%           4.88%
  Oncore & Firstar Oncore Xtra.....          335,458          $ 11.142165     $ 3,737,731      1.4%           4.88%
1999
  VIA..............................           13,701          $ 29.394756     $   402,726      1.3%           3.68%
  Top I............................           19,340          $ 22.273016     $   430,765      1.3%           3.68%
  Top Tradition....................          241,774          $ 19.846031     $ 4,798,261      1.1%           3.88%
  Top Plus.........................          203,404          $ 12.825076     $ 2,608,669      0.9%           4.09%
  Investar Vision & Top Spectrum...          103,091          $ 11.182556     $ 1,152,826      1.4%           3.57%
  Top Explorer.....................          405,404          $ 11.110127     $ 4,504,089      1.3%           3.68%
  Oncore & Firstar Oncore Flex.....          580,948          $ 10.606650     $ 6,161,910      1.5%           3.47%
  Oncore & Firstar Oncore Value....          487,881          $ 10.712095     $ 5,226,233      0.9%           4.09%
  Oncore & Firstar Oncore
     Premier.......................          760,936          $ 10.624086     $ 8,084,238      1.4%           3.57%
  Oncore Xtra......................           16,673          $ 10.624086     $   177,137      1.4%           0.67%      11/01/99
1998
  VIA..............................           15,961          $ 28.352494     $   452,538      1.3%           4.03%
  Top I............................           24,712          $ 21.483279     $   530,891      1.3%           4.03%
  Top Tradition....................          133,824          $ 19.104543     $ 2,556,656      1.1%           4.24%
  Top Plus.........................          298,676          $ 12.321496     $ 3,680,136      0.9%           4.45%
  Investar Vision & Top Spectrum...          122,681          $ 10.796720     $ 1,324,552      1.4%           3.93%
  Top Explorer.....................          458,755          $ 10.716203     $ 4,916,112      1.3%           4.03%
  Oncore Flex......................          354,726          $ 10.250770     $ 3,636,217      1.5%           2.51%      05/01/98
  Oncore Value.....................           49,676          $ 10.291475     $   511,241      0.9%           2.91%      05/01/98
  Oncore Premier...................          141,511          $ 10.257518     $ 1,451,548      1.4%           2.58%      05/01/98

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1997
  VIA..............................           17,074          $ 27.253241     $   465,329      1.3%           4.02%
  Top I............................           17,640          $ 20.650358     $   364,274      1.3%           4.02%
  Top Tradition....................          122,725          $ 18.327573     $ 2,249,247      1.1%           4.22%
  Top Plus.........................          179,630          $ 11.797028     $ 2,119,103      0.9%           4.43%
  Investar Vision & Top Spectrum...           65,172          $ 10.388381     $   677,030      1.4%           3.88%      01/04/97
  Top Explorer.....................          102,555          $ 10.300720     $ 1,056,391      1.3%           3.01%      04/01/97
BOND SUBACCOUNT
2001
  Top I............................            8,407          $ 34.890873     $   293,341      1.1%           7.23%
  Top Tradition....................          118,879          $ 31.556212     $ 3,751,372      1.1%           7.23%
  Top Plus.........................          129,082          $ 14.518370     $ 1,874,054      0.9%           7.45%
  Investar Vision & Top Spectrum...           69,466          $ 12.397321     $   861,188      1.4%           6.92%
  Top Explorer.....................          163,050          $ 12.499894     $ 2,038,111      1.3%           7.02%
  Oncore & Firstar Oncore Flex.....          116,131          $ 11.271953     $ 1,309,027      1.5%           6.81%
  Oncore & Firstar Oncore Value....          147,427          $ 11.519987     $ 1,698,353      0.9%           7.45%
  Oncore & Firstar Oncore
     Premier.......................          786,392          $ 11.312805     $ 8,896,299      1.4%           6.92%
  Oncore & Firstar Oncore Xtra.....          897,927          $ 11.312805     $10,158,075      1.4%           6.92%
  Oncore & Firstar Oncore Lite.....           46,771          $ 11.312805     $   529,115      1.4%           4.58%      04/17/01
2000
  Top I............................            8,138          $ 32.536855     $   264,771      1.1%           4.71%
  Top Tradition....................           91,351          $ 29.427188     $ 2,688,202      1.1%           4.71%
  Top Plus.........................          107,769          $ 13.511940     $ 1,456,172      0.9%           4.92%
  Investar Vision & Top Spectrum...           77,334          $ 11.595417     $   896,720      1.4%           4.40%
  Top Explorer.....................          144,413          $ 11.679740     $ 1,686,702      1.3%           4.50%
  Oncore & Firstar Oncore Flex.....           26,511          $ 10.553283     $   279,778      1.5%           4.30%
  Oncore & Firstar Oncore Value....           62,018          $ 10.721414     $   664,925      0.9%           4.92%
  Oncore & Firstar Oncore
     Premier.......................          386,304          $ 10.581043     $ 4,087,503      1.4%           4.40%
  Oncore & Firstar Oncore Xtra.....          115,487          $ 10.581043     $ 1,221,972      1.4%           4.40%
1999
  Top I............................           18,331          $ 31.073387     $   569,607      1.1%          (0.52)%
  Top Tradition....................          115,711          $ 28.103600     $ 3,251,913      1.1%          (0.52)%
  Top Plus.........................          152,433          $ 12.878760     $ 1,963,149      0.9%          (0.32)%
  Investar Vision & Top Spectrum...           85,725          $ 11.106666     $   952,117      1.4%          (0.81)%
  Top Explorer.....................          171,923          $ 11.176431     $ 1,921,491      1.3%          (0.71)%
  Oncore & Firstar Oncore Flex.....            3,335          $ 10.118406     $    33,744      1.5%          (0.91)%
  Oncore & Firstar Oncore Value....           34,577          $ 10.219005     $   353,340      0.9%          (0.32)%
  Oncore & Firstar Oncore
     Premier.......................          176,269          $ 10.135054     $ 1,786,493      1.4%          (0.81)%
1998
  Top I............................           18,756          $ 31.234606     $   585,837      1.1%           4.07%
  Top Tradition....................          136,752          $ 28.249407     $ 3,863,169      1.1%           4.07%
  Top Plus.........................          163,496          $ 12.919987     $ 2,112,370      0.9%           4.28%
  Investar Vision & Top Spectrum...          126,324          $ 11.197447     $ 1,414,501      1.4%           3.76%
  Top Explorer.....................          155,242          $ 11.256655     $ 1,747,501      1.3%           3.87%
  Oncore Value.....................            9,887          $ 10.251716     $   101,363      0.9%           2.52%      05/01/98
  Oncore Premier...................           31,345          $ 10.217891     $   320,277      1.4%           2.18%      05/01/98

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1997
  Top I............................           19,546          $ 30.012823     $   586,624      1.1%           8.09%
  Top Tradition....................          128,523          $ 27.144385     $ 3,488,681      1.1%           8.09%
  Top Plus.........................           95,905          $ 12.390067     $ 1,188,275      0.9%           8.31%
  Investar Vision & Top Spectrum...           12,183          $ 10.791393     $   131,469      1.4%           7.91%      01/04/97
  Top Explorer.....................           47,241          $ 10.837736     $   511,991      1.3%           8.38%      04/01/97
OMNI SUBACCOUNT
2001
  Top I............................           55,327          $ 32.387407     $ 1,791,903      1.1%         (14.02)%
  Top Tradition....................          716,682          $ 32.313336     $23,158,398      1.1%         (14.02)%
  Top Plus.........................          379,923          $ 13.559807     $ 5,151,686      0.9%         (13.84)%
  Investar Vision & Top Spectrum...          179,388          $  9.460866     $ 1,697,165      1.4%         (14.27)%
  Top Explorer.....................          476,238          $  9.595001     $ 4,569,510      1.3%         (14.19)%
  Oncore & Firstar Oncore Flex.....            8,533          $  7.388778     $    63,048      1.5%         (14.36)%
  Oncore & Firstar Oncore Value....           91,519          $  7.551492     $   691,101      0.9%         (13.84)%
  Oncore & Firstar Oncore
     Premier.......................          253,526          $  7.415572     $ 1,880,037      1.4%         (14.27)%
  Oncore & Firstar Oncore Xtra.....          202,433          $  7.415572     $ 1,501,155      1.4%         (14.27)%
  Oncore & Firstar Oncore Lite.....            2,754          $  7.415572     $    20,422      1.4%          (3.69)%     04/17/01
2000
  Top I............................           76,394          $ 37.666763     $ 2,877,530      1.1%         (15.78)%
  Top Tradition....................          866,823          $ 37.580616     $32,575,755      1.1%         (15.78)%
  Top Plus.........................          492,010          $ 15.738754     $ 7,743,623      0.9%         (15.61)%
  Investar Vision & Top Spectrum...          218,168          $ 11.035954     $ 2,407,696      1.4%         (16.02)%
  Top Explorer.....................          551,143          $ 11.181291     $ 6,162,492      1.3%         (15.94)%
  Oncore & Firstar Oncore Flex.....            4,238          $  8.627458     $    36,563      1.5%         (16.11)%
  Oncore & Firstar Oncore Value....           99,309          $  8.764939     $   870,434      0.9%         (15.61)%
  Oncore & Firstar Oncore
     Premier.......................          262,077          $  8.650154     $ 2,267,007      1.4%         (16.02)%
  Oncore & Firstar Oncore Xtra.....          138,561          $  8.650154     $ 1,198,571      1.4%         (16.02)%
1999
  Top I............................          105,729          $ 44.721902     $ 4,728,388      1.1%          10.14%
  Top Tradition....................        1,081,114          $ 44.619627     $48,238,951      1.1%          10.14%
  Top Plus.........................          659,687          $ 18.649833     $12,303,055      0.9%          10.36%
  Investar Vision & Top Spectrum...          258,876          $ 13.141868     $ 3,402,119      1.4%           9.82%
  Top Explorer.....................          615,890          $ 13.301816     $ 8,192,450      1.3%           9.93%
  Oncore Flex......................              264          $ 10.283878     $     2,713      1.5%           9.71%
  Oncore & Firstar Oncore Value....           71,697          $ 10.386121     $   744,652      0.9%          10.36%
  Oncore & Firstar Oncore
     Premier.......................          192,742          $ 10.300804     $ 1,985,401      1.4%           9.82%
1998
  Top I............................          124,948          $ 40.603031     $ 5,073,250      1.1%           3.39%
  Top Tradition....................        1,380,277          $ 40.510184     $55,915,263      1.1%           3.39%
  Top Plus.........................          811,017          $ 16.898733     $13,705,162      0.9%           3.60%
  Investar Vision & Top Spectrum...          300,484          $ 11.966933     $ 3,595,870      1.4%           3.09%
  Top Explorer.....................          670,925          $ 12.100620     $ 8,118,612      1.3%           3.19%
  Oncore Value.....................           28,181          $  9.410936     $   265,211      0.9%          (5.89)%     05/01/98
  Oncore Premier...................           19,147          $  9.379873     $   179,598      1.4%          (6.20)%     05/01/98

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1997
  Top I............................          127,406          $ 39.270518     $ 5,003,298      1.1%          16.86%
  Top Tradition....................        1,431,184          $ 39.180721     $56,074,808      1.1%          16.86%
  Top Plus.........................          699,223          $ 16.311837     $11,405,611      0.9%          17.09%
  Investar Vision & Top Spectrum...          102,587          $ 11.608584     $ 1,190,885      1.4%          16.09%      01/04/97
  Top Explorer.....................          276,040          $ 11.726674     $ 3,237,026      1.3%          17.27%      04/01/97
INTERNATIONAL SUBACCOUNT
2001
  Top I............................           41,535          $ 15.338791     $   637,098      1.1%         (30.33)%
  Top Tradition....................        1,077,389          $ 15.338791     $16,525,840      1.1%         (30.33)%
  Top Plus.........................          336,597          $ 13.611451     $ 4,581,579      0.9%         (30.19)%
  Investar Vision & Top Spectrum...           65,664          $  9.117591     $   598,699      1.4%         (30.54)%
  Top Explorer.....................          246,419          $  8.931051     $ 2,200,779      1.3%         (30.47)%
  Oncore & Firstar Oncore Flex.....          423,863          $  8.198667     $ 3,475,109      1.5%         (30.61)%
  Oncore & Firstar Oncore Value....           71,854          $  8.379223     $   602,082      0.9%         (30.19)%
  Oncore & Firstar Oncore
     Premier.......................          140,861          $  8.228415     $ 1,159,061      1.4%         (30.54)%
  Oncore & Firstar Oncore Xtra.....          538,177          $  8.228415     $ 4,428,347      1.4%         (30.54)%
  Oncore Lite......................            5,154          $  8.228415     $    42,406      1.4%         (17.65)%     04/17/01
2000
  Top I............................           45,077          $ 22.017499     $   992,485      1.1%         (23.04)%
  Top Tradition....................        1,190,355          $ 22.017499     $26,208,645      1.1%         (23.04)%
  Top Plus.........................          405,646          $ 19.499102     $ 7,909,732      0.9%         (22.89)%
  Investar Vision & Top Spectrum...           81,618          $ 13.126716     $ 1,071,372      1.4%         (23.27)%
  Top Explorer.....................          272,567          $ 12.845344     $ 3,501,217      1.3%         (23.19)%
  Oncore & Firstar Oncore Flex.....           11,974          $ 11.815474     $   141,475      1.5%         (23.35)%
  Oncore & Firstar Oncore Value....           66,134          $ 12.003669     $   793,853      0.9%         (22.89)%
  Oncore & Firstar Oncore
     Premier.......................          119,097          $ 11.846556     $ 1,410,888      1.4%         (23.27)%
  Oncore & Firstar Oncore Xtra.....           58,458          $ 11.846556     $   692,531      1.4%         (23.27)%
1999
  Top I............................           63,487          $ 28.609795     $ 1,816,358      1.1%          65.58%
  Top Tradition....................        1,299,712          $ 28.609795     $37,184,529      1.1%          65.58%
  Top Plus.........................          457,106          $ 25.287344     $11,558,985      0.9%          65.91%
  Investar Vision & Top Spectrum...           90,063          $ 17.107592     $ 1,540,764      1.4%          65.09%
  Top Explorer.....................          255,315          $ 16.724379     $ 4,269,981      1.3%          65.25%
  Oncore Flex......................           62,643          $ 15.413858     $   965,565      1.5%          64.93%
  Oncore Value.....................            5,655          $ 15.566909     $    88,031      0.9%          65.91%
  Oncore & Firstar Oncore
     Premier.......................           35,756          $ 15.439196     $   552,050      1.4%          65.09%
  Oncore Xtra......................            1,662          $ 15.439196     $    25,659      1.4%          43.25%      11/01/99
1998
  Top I............................           78,452          $ 17.278635     $ 1,355,549      1.1%           2.75%
  Top Tradition....................        1,878,181          $ 17.278635     $32,452,412      1.1%           2.75%
  Top Plus.........................          690,872          $ 15.241954     $10,530,237      0.9%           2.96%
  Investar Vision & Top Spectrum...          120,242          $ 10.362585     $ 1,246,021      1.4%           2.45%
  Top Explorer.....................          318,013          $ 10.120487     $ 3,218,451      1.3%           2.55%
  Oncore Value.....................            2,070          $  9.382965     $    19,420      0.9%          (6.17)%     05/01/98
  Oncore Premier...................            5,885          $  9.351988     $    55,039      1.4%          (6.48)%     05/01/98

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1997
  Top I............................          100,572          $ 16.815772     $ 1,691,191      1.1%           1.00%
  Top Tradition....................        2,305,256          $ 16.815772     $38,764,668      1.1%           1.00%
  Top Plus.........................          876,940          $ 14.804324     $12,982,500      0.9%           1.20%
  Investar Vision & Top Spectrum...           86,113          $ 10.114943     $   871,027      1.4%           1.15%      01/04/97
  Top Explorer.....................          274,724          $  9.868874     $ 2,711,218      1.3%          (1.31)%     04/01/97
CAPITAL APPRECIATION SUBACCOUNT
2001
  Top I............................           15,753          $ 23.091636     $   363,754      1.1%           8.50%
  Top Tradition....................          506,990          $ 23.091636     $11,707,217      1.1%           8.50%
  Top Plus.........................          269,879          $ 25.948909     $ 7,003,065      0.9%           8.72%
  Investar Vision & Top Spectrum...          123,301          $ 17.486540     $ 2,156,108      1.4%           8.18%
  Top Explorer.....................          330,320          $ 17.612333     $ 5,817,699      1.3%           8.29%
  Oncore & Firstar Oncore Flex.....           85,646          $ 14.436518     $ 1,236,433      1.5%           8.07%
  Oncore & Firstar Oncore Value....          247,596          $ 14.754171     $ 3,653,074      0.9%           8.72%
  Oncore & Firstar Oncore
     Premier.......................          734,536          $ 14.488811     $10,642,579      1.4%           8.18%
  Oncore & Firstar Oncore Xtra.....          572,224          $ 14.488811     $ 8,290,839      1.4%           8.18%
  Oncore & Firstar Oncore Lite.....           35,450          $ 14.488811     $   513,622      1.4%           6.43%      04/17/01
2000
  Top I............................           13,446          $ 21.281994     $   286,149      1.1%          30.07%
  Top Tradition....................          438,550          $ 21.281994     $ 9,333,219      1.1%          30.07%
  Top Plus.........................          281,873          $ 23.867775     $ 6,727,677      0.9%          30.33%
  Investar Vision & Top Spectrum...          135,916          $ 16.164315     $ 2,196,987      1.4%          29.69%
  Top Explorer.....................          267,385          $ 16.264423     $ 4,348,864      1.3%          29.81%
  Oncore & Firstar Oncore Flex.....           18,770          $ 13.358145     $   250,732      1.5%          29.56%
  Oncore & Firstar Oncore Value....          115,152          $ 13.570873     $ 1,562,707      0.9%          30.33%
  Oncore & Firstar Oncore
     Premier.......................          403,515          $ 13.393261     $ 5,404,397      1.4%          29.69%
  Oncore & Firstar Oncore Xtra.....           54,030          $ 13.393261     $   723,643      1.4%          29.69%
1999
  Top I............................           28,664          $ 16.361968     $   469,005      1.1%           5.30%
  Top Tradition....................          536,419          $ 16.361968     $ 8,776,866      1.1%           5.30%
  Top Plus.........................          386,713          $ 18.313827     $ 7,082,203      0.9%           5.51%
  Investar Vision & Top Spectrum...          168,262          $ 12.464184     $ 2,097,255      1.4%           4.99%
  Top Explorer.....................          318,047          $ 12.529034     $ 3,984,816      1.3%           5.09%
  Oncore & Firstar Oncore Flex.....           18,630          $ 10.310477     $   192,079      1.5%           4.88%
  Oncore & Firstar Oncore Value....           88,690          $ 10.412976     $   923,529      0.9%           5.51%
  Oncore & Firstar Oncore
     Premier.......................          266,636          $ 10.327441     $ 2,753,666      1.4%           4.99%
  Oncore Xtra......................            3,443          $ 10.327441     $    35,559      1.4%          (0.63)%     11/01/99

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1998
  Top I............................           23,962          $ 15.538473     $   372,334      1.1%           4.76%
  Top Tradition....................          606,078          $ 15.538473     $ 9,417,522      1.1%           4.76%
  Top Plus.........................          464,528          $ 17.357724     $ 8,063,145      0.9%           4.97%
  Investar Vision & Top Spectrum...          210,773          $ 11.872017     $ 2,502,301      1.4%           4.45%
  Top Explorer.....................          392,537          $ 11.921997     $ 4,679,823      1.3%           4.55%
  Oncore Flex......................            6,258          $  9.830302     $    61,514      1.5%          (1.70)%     05/01/98
  Oncore Value.....................           12,436          $  9.869354     $   122,739      0.9%          (1.31)%     05/01/98
  Oncore Premier...................           56,849          $  9.836784     $   559,215      1.4%          (1.63)%     05/01/98
1997
  Top I............................           21,166          $ 14.832378     $   313,948      1.1%          13.94%
  Top Tradition....................          550,059          $ 14.832378     $ 8,158,688      1.1%          13.94%
  Top Plus.........................          454,490          $ 16.536198     $ 7,515,541      0.9%          14.16%
  Investar Vision & Top Spectrum...           93,956          $ 11.366198     $ 1,067,918      1.4%          13.66%      01/04/97
  Top Explorer.....................          136,072          $ 11.402771     $ 1,551,596      1.3%          14.03%      04/01/97
SMALL CAP SUBACCOUNT
2001
  Top I............................           29,355          $ 24.137799     $   708,571      1.1%         (19.25)%
  Top Tradition....................          679,746          $ 24.137799     $16,407,580      1.1%         (19.25)%
  Top Plus.........................          271,408          $ 31.809662     $ 8,633,382      0.9%         (19.09)%
  Investar Vision & Top Spectrum...          129,693          $ 16.988803     $ 2,203,331      1.4%         (19.49)%
  Top Explorer.....................          418,403          $ 19.992369     $ 8,364,870      1.3%         (19.41)%
  Oncore & Firstar Oncore Flex.....           47,002          $  7.485265     $   351,822      1.5%         (19.57)%
  Oncore & Firstar Oncore Value....          212,203          $  7.574405     $ 1,607,310      0.9%         (19.09)%
  Oncore & Firstar Oncore
     Premier.......................          768,394          $  7.500015     $ 5,762,966      1.4%         (19.49)%
  Oncore & Firstar Oncore Xtra.....          733,425          $  7.500015     $ 5,500,695      1.4%         (19.49)%
  Oncore & Firstar Oncore Lite.....           24,306          $  7.500015     $   182,298      1.4%           1.79%      04/17/01
2000
  Top I............................           33,202          $ 29.893355     $   992,528      1.1%         (12.18)%
  Top Tradition....................          755,719          $ 29.893355     $22,590,988      1.1%         (12.18)%
  Top Plus.........................          312,326          $ 39.316003     $12,279,391      0.9%         (12.01)%
  Investar Vision & Top Spectrum...          143,410          $ 21.102720     $ 3,026,334      1.4%         (12.44)%
  Top Explorer.....................          459,912          $ 24.808899     $11,409,912      1.3%         (12.36)%
  Oncore & Firstar Oncore Flex.....           55,063          $  9.307111     $   512,480      1.5%          (6.93)%     01/04/00
  Oncore & Firstar Oncore Value....          150,841          $  9.361794     $ 1,412,140      0.9%          (6.38)%     01/04/00
  Oncore & Firstar Oncore
     Premier.......................          469,201          $  9.316177     $ 4,371,160      1.4%          (6.84)%     01/04/00
  Oncore & Firstar Oncore Xtra.....          407,438          $  9.316177     $ 3,795,764      1.4%          (6.84)%     01/04/00
1999
  Top I............................           47,967          $ 34.040041     $ 1,632,802      1.1%         104.21%
  Top Tradition....................          776,054          $ 34.040041     $26,416,934      1.1%         104.21%
  Top Plus.........................          343,325          $ 44.681338     $15,340,212      0.9%         104.62%
  Investar Vision & Top Spectrum...          148,302          $ 24.101318     $ 3,574,276      1.4%         103.61%
  Top Explorer.....................          404,961          $ 28.306164     $11,462,892      1.3%         103.81%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1998
  Top I............................           27,574          $ 16.668731     $   459,625      1.1%           9.37%
  Top Tradition....................          665,332          $ 16.668731     $11,090,241      1.1%           9.37%
  Top Plus.........................          369,788          $ 21.836411     $ 8,074,849      0.9%           9.59%
  Investar Vision & Top Spectrum...          146,789          $ 11.836906     $ 1,737,533      1.4%           9.05%
  Top Explorer.....................          322,152          $ 13.888339     $ 4,474,156      1.3%           9.15%
1997
  Top I............................           21,377          $ 15.240569     $   325,796      1.1%           7.29%
  Top Tradition....................          649,957          $ 15.240569     $ 9,905,720      1.1%           7.29%
  Top Plus.........................          377,837          $ 19.926004     $ 7,528,778      0.9%           7.50%
  Investar Vision & Top Spectrum...           54,898          $ 10.854875     $   595,914      1.4%           8.55%      01/04/97
  Top Explorer.....................          154,909          $ 12.732535     $ 1,972,379      1.3%          27.24%      04/01/97
INTERNATIONAL SMALL COMPANY
  SUBACCOUNT
2001
  Top I............................            1,074          $ 12.634695     $    13,575      1.1%         (30.05)%
  Top Tradition....................          148,637          $ 12.634695     $ 1,877,988      1.1%         (30.05)%
  Top Plus.........................           95,273          $ 13.657853     $ 1,301,228      0.9%         (29.91)%
  Investar Vision & Top Spectrum...           28,137          $ 11.113392     $   312,702      1.4%         (30.26)%
  Top Explorer.....................          110,579          $ 10.872126     $ 1,202,225      1.3%         (30.19)%
  Oncore & Firstar Oncore Flex.....           24,799          $  7.221789     $   179,092      1.5%         (30.33)%
  Oncore & Firstar Oncore Value....           55,262          $  7.322572     $   404,657      0.9%         (29.91)%
  Oncore & Firstar Oncore
     Premier.......................          218,498          $  7.238439     $ 1,581,584      1.4%         (30.26)%
  Oncore & Firstar Oncore Xtra.....           96,639          $  7.238439     $   699,512      1.4%         (30.26)%
  Oncore Lite......................              462          $  7.238439     $     3,344      1.4%         (16.18)%     04/17/01
2000
  Top I............................            3,990          $ 18.062290     $    72,073      1.1%         (31.03)%
  Top Tradition....................          174,381          $ 18.062290     $ 3,149,720      1.1%         (31.03)%
  Top Plus.........................          108,743          $ 19.486046     $ 2,118,963      0.9%         (30.89)%
  Investar Vision & Top Spectrum...           29,995          $ 15.935073     $   477,965      1.4%         (31.23)%
  Top Explorer.....................          116,395          $ 15.573608     $ 1,812,693      1.3%         (31.16)%
  Oncore Flex......................           26,179          $ 10.365343     $   271,349      1.5%         (31.30)%
  Oncore Value.....................           48,950          $ 10.447321     $   511,394      0.9%         (30.89)%
  Oncore & Firstar Oncore
     Premier.......................          197,934          $ 10.378919     $ 2,054,350      1.4%         (31.23)%
  Oncore & Firstar Oncore Xtra.....           76,331          $ 10.378919     $   792,233      1.4%         (31.23)%
1999
  Top I............................              231          $ 26.188124     $     6,049      1.1%         106.25%
  Top Tradition....................          157,347          $ 26.188124     $ 4,120,621      1.1%         106.25%
  Top Plus.........................          120,355          $ 28.196610     $ 3,393,612      0.9%         106.65%
  Investar Vision & Top Spectrum...           29,582          $ 23.172470     $   685,488      1.4%         105.64%
  Top Explorer.....................          164,036          $ 22.624490     $ 3,711,241      1.3%         105.84%
  Oncore Flex......................              108          $ 15.087923     $     1,622      1.5%          50.88%      09/01/99
  Oncore Value.....................            5,267          $ 15.117443     $    79,623      0.9%          51.17%      09/01/99
  Oncore Premier...................            1,315          $ 15.092821     $    19,848      1.4%          50.93%      09/01/99

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1998
  Top Tradition....................          113,662          $ 12.697451     $ 1,443,215      1.1%           2.40%
  Top Plus.........................          144,093          $ 13.644341     $ 1,966,061      0.9%           2.60%
  Investar Vision & Top Spectrum...           27,971          $ 11.268548     $   315,191      1.4%           2.10%
  Top Explorer.....................          150,832          $ 10.991242     $ 1,657,828      1.3%           2.20%
1997
  Top Tradition....................          115,590          $ 12.399654     $ 1,433,270      1.1%          10.45%
  Top Plus.........................          180,385          $ 13.297985     $ 2,398,751      0.9%          10.67%
  Investar Vision & Top Spectrum...           16,423          $ 11.036950     $   181,261      1.4%          10.37%      01/04/97
  Top Explorer.....................          115,149          $ 10.754700     $ 1,238,393      1.3%           7.55%      04/01/97
AGGRESSIVE GROWTH SUBACCOUNT
2001
  Top I............................              423          $  6.298389     $     2,662      1.1%         (32.56)%
  Top Tradition....................          220,085          $  6.298389     $ 1,386,181      1.1%         (32.56)%
  Top Plus.........................           80,930          $  7.655137     $   619,527      0.9%         (32.43)%
  Investar Vision & Top Spectrum...           67,253          $  5.958895     $   400,752      1.4%         (32.76)%
  Top Explorer.....................          100,958          $  6.649110     $   671,282      1.3%         (32.69)%
  Oncore Flex......................           57,060          $  5.084258     $   290,109      1.5%         (32.83)%
  Oncore & Firstar Oncore Value....          140,922          $  5.144865     $   725,023      0.9%         (32.43)%
  Oncore & Firstar Oncore
     Premier.......................          272,824          $  5.094282     $ 1,389,843      1.4%         (32.76)%
  Oncore & Firstar Oncore Xtra.....          257,022          $  5.094282     $ 1,309,344      1.4%         (32.76)%
  Oncore & Firstar Oncore Lite.....            4,818          $  5.094282     $    24,546      1.4%         (11.64)%     04/17/01
2000
  Top I............................              628          $  9.339276     $     5,869      1.1%         (28.13)%
  Top Tradition....................          241,489          $  9.339276     $ 2,255,337      1.1%         (28.13)%
  Top Plus.........................           90,624          $ 11.328412     $ 1,026,621      0.9%         (27.99)%
  Investar Vision & Top Spectrum...           84,382          $  8.862361     $   747,822      1.4%         (28.35)%
  Top Explorer.....................          115,261          $  9.879018     $ 1,138,669      1.3%         (28.28)%
  Oncore Flex......................          112,492          $  7.569085     $   851,462      1.5%         (24.31)%     01/04/00
  Oncore & Firstar Oncore Value....          112,907          $  7.613596     $   859,628      0.9%         (23.86)%     01/04/00
  Oncore & Firstar Oncore
     Premier.......................          216,393          $  7.576461     $ 1,639,490      1.4%         (24.24)%     01/04/00
  Oncore & Firstar Oncore Xtra.....          213,185          $  7.576461     $ 1,615,186      1.4%         (24.24)%     01/04/00
1999
  Top Tradition....................          191,692          $ 12.995269     $ 2,491,084      1.1%           4.61%
  Top Plus.........................           98,740          $ 15.731920     $ 1,553,372      0.9%           4.81%
  Investar Vision & Top Spectrum...           91,755          $ 12.368283     $ 1,134,836      1.4%           4.30%
  Top Explorer.....................           85,202          $ 13.773504     $ 1,173,532      1.3%           4.40%
1998
  Top Tradition....................          200,721          $ 12.422862     $ 2,493,524      1.1%           6.67%
  Top Plus.........................          138,327          $ 15.009251     $ 2,076,181      0.9%           6.88%
  Investar Vision & Top Spectrum...           92,803          $ 11.858619     $ 1,100,513      1.4%           6.35%
  Top Explorer.....................           84,441          $ 13.192890     $ 1,114,025      1.3%           6.46%
1997
  Top Tradition....................          178,651          $ 11.646359     $ 2,080,632      1.1%          11.30%
  Top Plus.........................          139,155          $ 14.043267     $ 1,954,196      0.9%          11.52%
  Investar Vision & Top Spectrum...           26,996          $ 11.150420     $   301,014      1.4%          11.50%      01/04/97
  Top Explorer.....................           38,689          $ 12.392742     $   479,467      1.3%          23.93%      04/01/97

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
CORE GROWTH SUBACCOUNT
2001
  Top I............................            5,020          $  6.948667     $    34,881      1.1%         (40.16)%
  Top Tradition....................          201,045          $ 10.291639     $ 2,069,080      1.1%         (40.16)%
  Top Plus.........................           91,360          $ 10.393992     $   949,598      0.9%         (40.04)%
  Top Spectrum.....................            3,437          $  6.904016     $    23,729      1.4%         (40.34)%
  Top Explorer.....................          128,754          $ 12.092892     $ 1,557,011      1.3%         (40.28)%
  Oncore Flex......................           12,441          $  4.598712     $    57,214      1.5%         (40.40)%
  Oncore & Firstar Oncore Value....           63,172          $  4.644610     $   293,411      0.9%         (40.04)%
  Oncore & Firstar Oncore
     Premier.......................          208,184          $  4.606304     $   958,963      1.4%         (40.34)%
  Oncore & Firstar Oncore Xtra.....          108,841          $  4.606304     $   501,356      1.4%         (40.34)%
  Oncore Lite......................            4,467          $  4.606304     $    20,577      1.4%         (10.08)%     04/17/01
2000
  Top I............................           11,912          $ 11.612578     $   138,335      1.1%         (17.77)%
  Top Tradition....................          251,363          $ 17.199343     $ 4,323,280      1.1%         (17.77)%
  Top Plus.........................          119,766          $ 17.335694     $ 2,076,222      0.9%         (17.61)%
  Investar Vision & Top Spectrum...            4,530          $ 11.572586     $    52,419      1.4%         (18.02)%
  Top Explorer.....................          147,773          $ 20.250022     $ 2,992,413      1.3%         (17.94)%
  Oncore Flex......................           17,124          $  7.716092     $   132,132      1.5%         (22.84)%     05/01/00
  Oncore Value.....................           54,345          $  7.746548     $   420,986      0.9%         (22.53)%     05/01/00
  Oncore & Firstar Oncore
     Premier.......................          138,627          $  7.721140     $ 1,070,358      1.4%         (22.79)%     05/01/00
  Oncore & Firstar Oncore Xtra.....           34,647          $  7.721140     $   267,514      1.4%         (22.79)%     05/01/00
1999
  Top I............................              784          $ 14.122842     $    11,057      1.1%          41.23%      11/01/99
  Top Tradition....................          202,849          $ 20.917283     $ 4,243,056      1.1%         102.72%
  Top Plus.........................          110,748          $ 21.041443     $ 2,330,303      0.9%         103.12%
  Top Spectrum.....................            1,003          $ 14.116011     $    14,161      1.4%          41.16%      11/01/99
  Top Explorer.....................          122,649          $ 24.676170     $ 3,026,504      1.3%         102.32%
1998
  Top Tradition....................          138,652          $ 10.318290     $ 1,430,654      1.1%           7.63%
  Top Plus.........................           98,154          $ 10.359066     $ 1,016,785      0.9%           7.85%
  Top Explorer.....................           79,478          $ 12.196537     $   969,351      1.3%           7.42%
1997
  Top Tradition....................          146,611          $  9.586403     $ 1,405,476      1.1%          (4.14)%     01/05/97
  Top Plus.........................          133,806          $  9.605255     $ 1,285,239      0.9%          (3.95)%     01/05/97
  Top Explorer.....................           70,774          $ 11.353867     $   803,564      1.3%          13.54%      04/01/97

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
GROWTH & INCOME SUBACCOUNT
2001
  Top I............................           16,457          $ 10.300307     $   169,511      1.1%         (13.79)%
  Top Tradition....................          694,773          $ 17.931371     $12,458,235      1.1%         (13.79)%
  Top Plus.........................          363,743          $ 18.109480     $ 6,587,204      0.9%         (13.61)%
  Investar Vision & Top Spectrum...            5,613          $ 11.542658     $    64,788      1.4%         (14.04)%
  Top Explorer.....................          603,213          $ 18.019610     $10,869,659      1.3%         (13.96)%
  Oncore & Firstar Oncore Flex.....           27,193          $ 11.500928     $   312,744      1.5%         (14.13)%
  Oncore & Firstar Oncore Value....          304,951          $ 11.754163     $ 3,584,444      0.9%         (13.61)%
  Oncore & Firstar Oncore
     Premier.......................          944,476          $ 11.542658     $10,901,770      1.4%         (14.04)%
  Oncore & Firstar Oncore Xtra.....          461,170          $ 11.542658     $ 5,323,123      1.4%         (14.04)%
  Oncore & Firstar Oncore Lite.....           15,551          $ 11.542658     $   179,500      1.4%          (7.94)%     04/17/01
2000
  Top I............................           16,864          $ 11.965743     $   201,784      1.1%          (9.43)%
  Top Tradition....................          737,706          $ 20.830667     $15,366,908      1.1%          (9.43)%
  Top Plus.........................          392,942          $ 20.995669     $ 8,250,089      0.9%          (9.25)%
  Investar Vision & Top Spectrum...            6,600          $ 13.449095     $    88,763      1.4%          (9.70)%
  Top Explorer.....................          645,124          $ 20.974918     $13,531,428      1.3%          (9.61)%
  Oncore & Firstar Oncore Flex.....           24,474          $ 13.413788     $   328,288      1.5%          (9.79)%
  Oncore & Firstar Oncore Value....          285,102          $ 13.627481     $ 3,885,229      0.9%          (9.25)%
  Oncore & Firstar Oncore
     Premier.......................          810,776          $ 13.449095     $10,904,207      1.4%          (9.70)%
  Oncore & Firstar Oncore Xtra.....          330,940          $ 13.449095     $ 4,450,838      1.4%          (9.70)%
1999
  Top I............................            1,630          $ 13.191296     $    21,497      1.1%          31.91%      11/01/99
  Top Tradition....................          756,196          $ 22.964177     $17,365,444      1.1%          60.48%
  Top Plus.........................          408,286          $ 23.100411     $ 9,431,576      0.9%          60.80%
  Investar Vision..................              240          $ 14.870514     $     3,573      1.4%          31.85%      11/01/99
  Top Explorer.....................          617,635          $ 23.168879     $14,309,911      1.3%          60.17%
  Oncore & Firstar Oncore Flex.....            8,452          $ 14.846078     $   125,480      1.5%          59.85%
  Oncore & Firstar Oncore Value....          129,893          $ 14.993591     $ 1,947,557      0.9%          60.80%
  Oncore & Firstar Oncore
     Premier.......................          394,940          $ 14.870514     $ 5,872,954      1.4%          60.01%
  Oncore Xtra......................            2,199          $ 14.870514     $    32,702      1.4%          31.85%      11/01/99
1998
  Top Tradition....................          467,063          $ 14.309421     $ 6,683,397      1.1%           5.92%
  Top Plus.........................          314,342          $ 14.365899     $ 4,515,800      0.9%           6.13%
  Top Explorer.....................          520,160          $ 14.465502     $ 7,524,382      1.3%           5.71%
  Oncore Flex......................            3,517          $  9.287441     $    32,662      1.5%          (7.13)%     05/01/98
  Oncore Value.....................            7,214          $  9.324354     $    67,265      0.9%          (6.76)%     05/01/98
  Oncore Premier...................           57,455          $  9.293575     $   533,960      1.4%          (7.06)%     05/01/98
1997
  Top Tradition....................          146,772          $ 13.509406     $ 1,982,806      1.1%          35.09%      01/05/97
  Top Plus.........................          150,510          $ 13.535914     $ 2,037,292      0.9%          35.36%      01/05/97
  Top Explorer.....................          176,611          $ 13.683786     $ 2,416,712      1.3%          36.84%      04/01/97

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
S&P 500 INDEX SUBACCOUNT
2001
  Top I............................           13,014          $  8.499003     $   110,605      1.1%         (14.28)%
  Top Tradition....................        1,203,210          $ 15.952375     $19,194,063      1.1%         (14.28)%
  Top Plus.........................          568,161          $ 16.110753     $ 9,153,499      0.9%         (14.11)%
  Investar Vision & Top Spectrum...          261,808          $ 10.805793     $ 2,829,042      1.4%         (14.53)%
  Top Explorer.....................        1,009,929          $ 15.432853     $15,586,092      1.3%         (14.45)%
  Oncore & Firstar Oncore Flex.....          267,760          $ 10.471290     $ 2,803,792      1.5%         (14.62)%
  Oncore & Firstar Oncore Value....          662,230          $ 10.701790     $ 7,087,049      0.9%         (14.11)%
  Oncore & Firstar Oncore
     Premier.......................        2,803,334          $ 10.509245     $29,460,937      1.4%         (14.53)%
  Oncore & Firstar Oncore Xtra.....        1,463,282          $ 10.509245     $15,377,990      1.4%         (14.53)%
  Oncore & Firstar Oncore Lite.....           38,670          $ 10.509245     $   406,397      1.4%          (4.95)%     04/17/01
2000
  Top I............................           11,098          $  9.914556     $   110,030      1.1%         (10.63)%
  Top Tradition....................        1,352,791          $ 18.609337     $25,174,553      1.1%         (10.63)%
  Top Plus.........................          643,310          $ 18.756672     $12,066,352      0.9%         (10.45)%
  Investar Vision & Top Spectrum...          319,015          $ 12.643266     $ 4,033,395      1.4%         (10.89)%
  Top Explorer.....................        1,087,800          $ 18.039198     $19,623,045      1.3%         (10.81)%
  Oncore & Firstar Oncore Flex.....          248,461          $ 12.264063     $ 3,047,147      1.5%         (10.98)%
  Oncore & Firstar Oncore Value....          622,336          $ 12.459375     $ 7,753,913      0.9%         (10.45)%
  Oncore & Firstar Oncore
     Premier.......................        2,439,899          $ 12.296307     $30,001,732      1.4%         (10.89)%
  Oncore & Firstar Oncore Xtra.....          546,889          $ 12.296307     $ 6,724,719      1.4%         (10.89)%
1999
  Top I............................            4,722          $ 11.093933     $    52,391      1.1%          10.94%      11/01/99
  Top Tradition....................        1,516,466          $ 20.822980     $31,577,346      1.1%          24.26%
  Top Plus.........................          682,513          $ 20.946479     $14,296,240      0.9%          24.51%
  Investar Vision & Top Spectrum...          324,817          $ 14.189120     $ 4,608,872      1.4%          23.89%
  Top Explorer.....................        1,108,627          $ 20.224865     $22,421,833      1.3%          24.02%
  Oncore & Firstar Oncore Flex.....          168,968          $ 13.777077     $ 2,327,880      1.5%          23.77%
  Oncore & Firstar Oncore Value....          382,424          $ 13.913990     $ 5,321,045      0.9%          24.51%
  Oncore & Firstar Oncore
     Premier.......................        1,489,674          $ 13.799740     $20,557,105      1.4%          23.89%
  Oncore Xtra......................           19,198          $ 13.799740     $   264,928      1.4%          10.89%      11/01/99
1998
  Top Tradition....................          684,474          $ 16.757375     $11,469,981      1.1%          28.59%
  Top Plus.........................          486,237          $ 16.823468     $ 8,180,197      0.9%          28.84%
  Investar Vision & Top Spectrum...          118,264          $ 11.452642     $ 1,354,430      1.4%          14.53%      05/27/98
  Top Explorer.....................          756,235          $ 16.308232     $12,332,859      1.3%          28.34%
  Oncore Flex......................           14,743          $ 11.131014     $   164,106      1.5%          11.31%      05/01/98
  Oncore Value.....................           70,846          $ 11.175217     $   791,724      0.9%          11.75%      05/01/98
  Oncore Premier...................          162,770          $ 11.138349     $ 1,812,985      1.4%          11.38%      05/01/98
1997
  Top Tradition....................          152,864          $ 13.031676     $ 1,992,079      1.1%          30.32%      01/05/97
  Top Plus.........................          156,778          $ 13.057227     $ 2,047,087      0.9%          30.57%      01/05/97
  Top Explorer.....................          164,052          $ 12.707473     $ 2,084,686      1.3%          27.07%      04/01/97

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
SOCIAL AWARENESS SUBACCOUNT
2001
  Top I............................            1,051          $  7.772669     $     8,170      1.1%         (20.66)%
  Top Tradition....................           21,057          $  7.599331     $   160,020      1.1%         (20.66)%
  Top Plus.........................           16,390          $  7.674852     $   125,794      0.9%         (20.50)%
  Top Explorer.....................           53,594          $  8.032375     $   430,478      1.3%         (20.82)%
2000
  Top Tradition....................           21,518          $  9.577874     $   206,094      1.1%         (13.73)%
  Top Plus.........................           19,612          $  9.653780     $   189,325      0.9%         (13.56)%
  Top Explorer.....................           59,733          $ 10.143870     $   605,933      1.3%         (13.90)%
1999
  Top Tradition....................           25,584          $ 11.102565     $   284,044      1.1%          16.41%
  Top Plus.........................           26,823          $ 11.168486     $   299,579      0.9%          16.64%
  Top Explorer.....................           60,486          $ 11.781890     $   712,646      1.3%          16.18%
1998
  Top Tradition....................           49,169          $  9.537309     $   468,935      1.1%         (23.25)%
  Top Plus.........................           48,417          $  9.574986     $   463,597      0.9%         (23.10)%
  Top Explorer.....................          101,724          $ 10.140901     $ 1,031,569      1.3%         (23.40)%
1997
  Top Tradition....................           22,600          $ 12.426744     $   280,838      1.1%          24.27%      01/05/97
  Top Plus.........................           18,947          $ 12.451138     $   235,916      0.9%          24.51%      01/05/97
  Top Explorer.....................           22,155          $ 13.239397     $   293,323      1.3%          32.39%      04/01/97
FIRSTAR GROWTH & INCOME SUBACCOUNT
  (NOTE 7)
2000
  Investar Vision & Top Spectrum...           94,714          $ 11.318949     $ 1,072,062      1.4%           2.71%
  Firstar Oncore Flex..............            5,963          $ 10.224576     $    60,971      1.5%           2.61%
  Firstar Oncore Value.............            2,643          $ 10.340988     $    27,332      0.9%           3.22%
  Firstar Oncore Premier...........           59,395          $ 10.243841     $   608,432      1.4%           2.71%
  Firstar Oncore Xtra..............           55,871          $ 10.243841     $   572,334      1.4%           2.71%
1999
  Investar Vision & Top Spectrum...           99,834          $ 11.020029     $ 1,100,179      1.4%           0.36%
  Firstar Oncore Flex..............            3,709          $  9.964343     $    36,955      1.5%          (0.36)%     01/03/99
  Firstar Oncore Value.............            1,820          $ 10.018395     $    18,238      0.9%           0.18%      01/03/99
  Firstar Oncore Premier...........            5,601          $  9.973311     $    55,863      1.4%          (0.27)%     01/03/99
1998
  Investar Vision & Top Spectrum...          122,557          $ 10.980827     $ 1,345,772      1.4%           1.50%
1997
  Investar Vision & Top Spectrum...           56,527          $ 10.818421     $   611,536      1.4%           8.18%      01/04/97
RELATIVE VALUE SUBACCOUNT (NOTE 7)
2000
  Investar Vision & Top Spectrum...          508,130          $ 15.071414     $ 7,658,243      1.4%          (5.55)%
  Firstar Oncore Flex..............           19,072          $ 10.016180     $   191,026      1.5%          (5.64)%
  Firstar Oncore Value.............           43,218          $ 10.130181     $   437,805      0.9%          (5.08)%
  Firstar Oncore Premier...........          265,284          $ 10.035045     $ 2,662,140      1.4%          (5.55)%
  Firstar Oncore Xtra..............           14,497          $ 10.035045     $   145,480      1.4%          (5.55)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1999
  Investar Vision & Top Spectrum...          630,191          $ 15.956711     $10,055,771      1.4%           5.95%
  Firstar Oncore Flex..............           10,857          $ 10.614952     $   115,244      1.5%           6.15%      01/03/99
  Firstar Oncore Value.............           39,250          $ 10.672522     $   418,893      0.9%           6.73%      01/03/99
  Firstar Oncore Premier...........          121,452          $ 10.624504     $ 1,290,362      1.4%           6.25%      01/03/99
1998
  Investar Vision & Top Spectrum...          663,668          $ 15.061199     $ 9,995,636      1.4%          19.05%
1997
  Investar Vision & Top Spectrum...          250,298          $ 12.651115     $ 3,166,554      1.4%          26.51%      01/04/97
BLUE CHIP SUBACCOUNT
2001
  Top I............................            1,544          $  9.810085     $    15,142      1.1%          (5.27)%
  Top Tradition....................           42,464          $  9.810085     $   416,576      1.1%          (5.27)%
  Top Plus.........................            6,350          $  9.852275     $    62,562      0.9%          (5.08)%
  Investar Vision..................              198          $  9.976974     $     1,975      1.4%          (5.56)%
  Top Explorer.....................           29,931          $  9.768135     $   292,374      1.3%          (5.46)%
  Oncore Flex......................           27,221          $  9.940933     $   270,606      1.5%          (5.65)%
  Oncore & Firstar Oncore Value....           76,008          $ 10.159728     $   772,224      0.9%          (5.08)%
  Oncore & Firstar Oncore
     Premier.......................          377,958          $  9.976974     $ 3,770,875      1.4%          (5.56)%
  Oncore & Firstar Oncore Xtra.....          261,426          $  9.976974     $ 2,608,236      1.4%          (5.56)%
  Oncore & Firstar Oncore Lite.....            9,624          $  9.976974     $    96,017      1.4%          (2.03)%     04/17/01
2000
  Top Tradition....................           10,270          $ 10.356214     $   106,358      1.1%          (0.02)%
  Top Plus.........................              581          $ 10.380054     $     6,029      0.9%           0.17%
  Top Explorer.....................           11,343          $ 10.332472     $   117,199      1.3%          (0.22)%
  Oncore & Firstar Oncore Flex.....           23,516          $ 10.536154     $   247,764      1.5%          (0.42)%
  Oncore & Firstar Oncore Value....           76,020          $ 10.703991     $   813,712      0.9%           0.17%
  Oncore & Firstar Oncore
     Premier.......................          300,101          $ 10.563874     $ 3,170,244      1.4%          (0.32)%
  Oncore & Firstar Oncore Xtra.....           64,820          $ 10.563874     $   684,753      1.4%          (0.32)%
1999
  Top I............................              699          $ 10.358691     $     7,243      1.1%           3.59%      11/01/99
  Oncore & Firstar Oncore Flex.....           17,773          $ 10.580255     $   188,044      1.5%           4.40%
  Oncore & Firstar Oncore Value....           58,612          $ 10.685458     $   626,293      0.9%           5.02%
  Oncore & Firstar Oncore
     Premier.......................          188,358          $ 10.597676     $ 1,996,165      1.4%           4.50%
1998
  Oncore Flex......................            2,508          $ 10.134253     $    25,417      1.5%           1.34%      05/01/98
  Oncore Value.....................           32,060          $ 10.174507     $   326,195      0.9%           1.75%      05/01/98
  Oncore Premier...................           47,254          $ 10.140937     $   479,198      1.4%           1.41%      05/01/98

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
EQUITY INCOME SUBACCOUNT
2001
  Top Tradition....................           11,904          $  8.238360     $    98,072      1.1%         (12.79)%
  Top Plus.........................           11,174          $  8.273785     $    92,450      0.9%         (12.61)%
  Investar Vision & Top Spectrum...            4,485          $  9.219791     $    41,355      1.4%         (13.05)%
  Top Explorer.....................           14,443          $  8.203088     $   118,478      1.3%         (12.96)%
  Oncore & Firstar Oncore Flex.....           13,322          $  9.186470     $   122,384      1.5%         (13.13)%
  Oncore & Firstar Oncore Value....           90,357          $  9.388717     $   848,338      0.9%         (12.61)%
  Oncore & Firstar Oncore
     Premier.......................          516,754          $  9.219791     $ 4,764,365      1.4%         (13.05)%
  Oncore & Firstar Oncore Xtra.....          302,814          $  9.219791     $ 2,791,873      1.4%         (13.05)%
  Oncore & Firstar Oncore Lite.....           36,875          $  9.219791     $   339,979      1.4%          (4.10)%     04/17/01
2000
  Top Tradition....................            9,063          $  9.446303     $    85,608      1.1%         (13.44)%
  Top Plus.........................            9,822          $  9.468049     $    92,991      0.9%         (13.27)%
  Top Spectrum.....................              355          $ 10.603247     $     3,769      1.4%         (13.70)%
  Top Explorer.....................           14,934          $  9.424613     $   140,748      1.3%         (13.61)%
  Oncore & Firstar Oncore Flex.....           10,884          $ 10.575427     $   115,103      1.5%         (13.78)%
  Oncore & Firstar Oncore Value....           84,515          $ 10.743908     $   908,019      0.9%         (13.27)%
  Oncore & Firstar Oncore
     Premier.......................          378,608          $ 10.603247     $ 4,014,477      1.4%         (13.70)%
  Oncore & Firstar Oncore Xtra.....          136,802          $ 10.603247     $ 1,450,549      1.4%         (13.70)%
1999
  Top Tradition....................            1,550          $ 10.913281     $    16,910      1.1%           9.13%      11/01/99
  Top Plus.........................              179          $ 10.916683     $     1,956      0.9%           9.17%      11/01/99
  Top Explorer.....................              390          $ 10.909733     $     4,252      1.3%           9.10%      11/01/99
  Oncore & Firstar Oncore Flex.....            6,924          $ 12.266014     $    84,927      1.5%          16.94%
  Oncore & Firstar Oncore Value....           23,261          $ 12.387932     $   288,161      0.9%          17.64%
  Oncore & Firstar Oncore
     Premier.......................          135,938          $ 12.286197     $ 1,670,172      1.4%          17.06%
1998
  Oncore Value.....................              330          $ 10.530500     $     3,471      0.9%           5.31%      05/01/98
  Oncore Premier...................            9,168          $ 10.495750     $    96,224      1.4%           4.96%      05/01/98
HIGH INCOME BOND SUBACCOUNT
2001
  Top Tradition....................           20,599          $  9.747713     $   200,790      1.1%           3.14%
  Top Plus.........................            1,024          $  9.789608     $    10,027      0.9%           3.34%
  Top Explorer.....................           26,382          $  9.706019     $   256,060      1.3%           2.93%
  Oncore & Firstar Oncore Flex.....           19,112          $  9.341858     $   178,542      1.5%           2.73%
  Oncore & Firstar Oncore Value....          108,594          $  9.547443     $ 1,036,793      0.9%           3.34%
  Oncore & Firstar Oncore
     Premier.......................          649,708          $  9.375706     $ 6,091,478      1.4%           2.83%
  Oncore & Firstar Oncore Xtra.....          276,289          $  9.375706     $ 2,590,404      1.4%           2.83%
  Oncore & Firstar Oncore Lite.....           24,855          $  9.375706     $   233,030      1.4%           0.40%      04/17/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Top Tradition....................            2,313          $  9.451224     $    21,860      1.1%          (8.11)%
  Top Plus.........................            5,564          $  9.472975     $    52,712      0.9%          (7.93)%
  Top Explorer.....................            4,941          $  9.429528     $    46,587      1.3%          (8.29)%
  Oncore & Firstar Oncore Flex.....           16,249          $  9.093761     $   147,765      1.5%          (8.47)%
  Oncore & Firstar Oncore Value....           80,540          $  9.238645     $   744,082      0.9%          (7.93)%
  Oncore & Firstar Oncore
     Premier.......................          380,980          $  9.117674     $ 3,473,649      1.4%          (8.38)%
  Oncore & Firstar Oncore Xtra.....           63,827          $  9.117674     $   581,955      1.4%          (8.38)%
1999
  Top Tradition....................            1,173          $ 10.285653     $    12,060      1.1%           2.86%      11/01/99
  Oncore & Firstar Oncore Flex.....           12,856          $  9.935713     $   127,738      1.5%           0.54%
  Oncore & Firstar Oncore Value....           43,953          $ 10.034493     $   441,043      0.9%           1.14%
  Oncore & Firstar Oncore
     Premier.......................          195,022          $  9.952059     $ 1,940,881      1.4%           0.64%
  Oncore Xtra......................            3,058          $  9.952059     $    30,430      1.4%           2.81%      11/01/99
1998
  Oncore Value.....................           15,817          $  9.921342     $   156,925      0.9%          (0.79)%     05/01/98
  Oncore Premier...................           29,416          $  9.888612     $   290,887      1.4%          (1.11)%     05/01/98
CAPITAL GROWTH SUBACCOUNT
2001
  Top I............................            3,639          $  8.775196     $    31,931      1.1%         (15.54)%
  Top Tradition....................          153,164          $  8.775196     $ 1,344,048      1.1%         (15.54)%
  Top Plus.........................           53,979          $  8.812997     $   475,720      0.9%         (15.37)%
  Investar Vision & Top Spectrum...            4,784          $ 19.013727     $    90,958      1.4%         (15.79)%
  Top Explorer.....................          125,366          $  8.737578     $ 1,095,395      1.3%         (15.71)%
  Oncore & Firstar Oncore Flex.....           42,695          $ 18.945002     $   808,862      1.5%         (15.88)%
  Oncore & Firstar Oncore Value....          230,722          $ 19.362240     $ 4,467,288      0.9%         (15.37)%
  Oncore & Firstar Oncore
     Premier.......................          781,423          $ 19.013727     $14,857,776      1.4%         (15.79)%
  Oncore & Firstar Oncore Xtra.....          361,869          $ 19.013727     $ 6,880,471      1.4%         (15.79)%
  Oncore & Firstar Oncore Lite.....           87,098          $ 19.013727     $ 1,656,054      1.4%           6.59%      04/17/01
2000
  Top I............................            3,641          $ 10.389701     $    37,826      1.1%         (26.81)%
  Top Tradition....................          190,727          $ 10.389701     $ 1,981,601      1.1%         (26.81)%
  Top Plus.........................           54,538          $ 10.413649     $   567,941      0.9%         (26.67)%
  Investar Vision & Top Spectrum...            4,844          $ 22.579445     $   109,372      1.4%         (27.03)%
  Top Explorer.....................          137,373          $ 10.365831     $ 1,423,990      1.3%         (26.96)%
  Oncore & Firstar Oncore Flex.....           54,605          $ 22.520216     $ 1,229,725      1.5%         (27.10)%
  Oncore & Firstar Oncore Value....          235,273          $ 22.878891     $ 5,382,781      0.9%         (26.67)%
  Oncore & Firstar Oncore
     Premier.......................          736,909          $ 22.579445     $16,638,985      1.4%         (27.03)%
  Oncore & Firstar Oncore Xtra.....          270,986          $ 22.579445     $ 6,118,720      1.4%         (27.03)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1999
  Top I............................              247          $ 14.195676     $     3,508      1.1%          41.96%      11/01/99
  Top Tradition....................           14,665          $ 14.195676     $   208,175      1.1%          41.96%      11/01/99
  Top Plus.........................           11,597          $ 14.200260     $   164,682      0.9%          42.00%      11/01/99
  Investar Vision & Top Spectrum...            1,323          $ 30.942431     $    40,940      1.4%          41.89%      11/01/99
  Top Explorer.....................            9,170          $ 14.191098     $   130,127      1.3%          41.91%      11/01/99
  Oncore & Firstar Oncore Flex.....           33,970          $ 30.891708     $ 1,049,397      1.5%         198.20%
  Oncore & Firstar Oncore Value....           97,231          $ 31.198097     $ 3,033,425      0.9%         199.97%
  Oncore & Firstar Oncore
     Premier.......................          337,050          $ 30.942431     $10,429,166      1.4%         198.49%
  Oncore Xtra......................           15,448          $ 30.942431     $   478,006      1.4%          41.89%      11/01/99
1998
  Oncore Flex......................            5,017          $ 10.359321     $    51,977      1.5%           3.59%      05/01/98
  Oncore Value.....................            4,359          $ 10.400462     $    45,338      0.9%           4.00%      05/01/98
  Oncore Premier...................            7,682          $ 10.366153     $    79,637      1.4%           3.66%      05/01/98
NASDAQ 100 SUBACCOUNT
2001
  Top I............................           10,989          $  4.026481     $    44,247      1.1%         (33.39)%
  Top Tradition....................           69,922          $  4.026481     $   281,541      1.1%         (33.39)%
  Top Plus.........................           67,348          $  4.039873     $   272,079      0.9%         (33.26)%
  Top Spectrum.....................            1,804          $  4.006520     $     7,229      1.4%         (33.59)%
  Top Explorer.....................          105,192          $  4.013175     $   422,155      1.3%         (33.52)%
  Oncore & Firstar Oncore Flex.....           65,240          $  3.999920     $   260,956      1.5%         (33.66)%
  Oncore Value.....................          105,531          $  4.039873     $   426,331      0.9%         (33.26)%
  Oncore & Firstar Oncore
     Premier.......................          441,286          $  4.006520     $ 1,768,017      1.4%         (33.59)%
  Oncore & Firstar Oncore Xtra.....          514,531          $  4.006520     $ 2,061,476      1.4%         (33.59)%
  Oncore & Firstar Oncore Lite.....           47,945          $  4.006520     $   192,093      1.4%          (6.22)%     04/17/01
2000
  Top I............................           10,831          $  6.044852     $    65,473      1.1%         (39.55)%     05/01/00
  Top Tradition....................           47,476          $  6.044852     $   286,982      1.1%         (39.55)%     05/01/00
  Top Plus.........................           41,735          $  6.052820     $   252,616      0.9%         (39.47)%     05/01/00
  Investar Vision & Top Spectrum...            1,532          $  6.032939     $     9,245      1.4%         (39.67)%     05/01/00
  Top Explorer.....................           29,919          $  6.036909     $   180,617      1.3%         (39.63)%     05/01/00
  Oncore & Firstar Oncore Flex.....           30,378          $  6.028989     $   183,149      1.5%         (39.71)%     05/01/00
  Oncore Value.....................           46,885          $  6.052820     $   283,786      0.9%         (39.47)%     05/01/00
  Oncore & Firstar Oncore
     Premier.......................          232,680          $  6.032939     $ 1,403,744      1.4%         (39.67)%     05/01/00
  Oncore & Firstar Oncore Xtra.....           85,784          $  6.032939     $   517,530      1.4%         (39.67)%     05/01/00
DOW TARGET 10 JANUARY SUBACCOUNT
2001
  Top Tradition....................              264          $  9.774322     $     2,576      1.1%          (4.57)%
  Top Explorer.....................               48          $  9.735872     $       467      1.3%          (4.76)%
  Oncore Flex......................              725          $  9.679279     $     7,020      1.5%          (4.95)%
  Oncore & Firstar Oncore Value....           24,143          $  9.852414     $   237,865      0.9%          (4.38)%
  Oncore & Firstar Oncore
     Premier.......................           29,963          $  9.707846     $   290,888      1.4%          (4.86)%
  Oncore & Firstar Oncore Xtra.....              733          $  9.707846     $     7,112      1.4%          (4.86)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Top Tradition....................              219          $ 10.242696     $     2,243      1.1%           2.43%      01/03/00
  Oncore Flex......................              740          $ 10.183492     $     7,537      1.5%           0.29%
  Oncore & Firstar Oncore Value....           23,921          $ 10.304007     $   246,485      0.9%           0.88%
  Oncore & Firstar Oncore
     Premier.......................           35,036          $ 10.203424     $   357,487      1.4%           0.39%
1999
  Oncore Flex......................              128          $ 10.154375     $     1,297      1.5%           1.54%      01/04/99
  Oncore Value.....................           21,069          $ 10.214066     $   215,209      0.9%           2.14%      01/04/99
  Oncore Premier...................           13,240          $ 10.164283     $   134,575      1.4%           1.64%      01/04/99
DOW TARGET 10 FEBRUARY SUBACCOUNT
2001
  Top Tradition....................            1,216          $ 10.597795     $    12,884      1.1%          (5.49)%
  Top Explorer.....................            1,377          $ 10.557785     $    14,543      1.3%          (5.67)%
  Oncore Flex......................           30,185          $ 10.326726     $   311,708      1.5%          (5.86)%
  Oncore & Firstar Oncore Value....           15,392          $ 10.506686     $   161,721      0.9%          (5.30)%
  Oncore & Firstar Oncore
     Premier.......................           62,475          $ 10.356416     $   647,023      1.4%          (5.77)%
  Oncore & Firstar Oncore Xtra.....            1,676          $ 10.356416     $    17,356      1.4%          (5.77)%
2000
  Top Tradition....................            1,302          $ 11.212854     $    14,602      1.1%          12.13%      02/01/00
  Top Explorer.....................            1,332          $ 11.192764     $    14,904      1.3%          11.93%      02/01/00
  Oncore Flex......................           31,985          $ 10.969565     $   350,859      1.5%           4.09%
  Oncore & Firstar Oncore Value....           20,155          $ 11.094360     $   223,612      0.9%           4.71%
  Oncore & Firstar Oncore
     Premier.......................           64,168          $ 10.990200     $   705,219      1.4%           4.20%
  Oncore Xtra......................            1,621          $ 10.990200     $    17,817      1.4%          11.83%      02/01/00
1999
  Oncore Flex......................           38,068          $ 10.538202     $   401,174      1.5%           5.38%      02/01/99
  Oncore Value.....................           14,605          $ 10.595352     $   154,742      0.9%           5.95%      02/01/99
  Oncore & Firstar Oncore
     Premier.......................           57,332          $ 10.547674     $   604,725      1.4%           5.48%      02/01/99
DOW TARGET 10 MARCH SUBACCOUNT
2001
  Top Tradition....................              285          $ 11.523204     $     3,285      1.1%          (6.01)%
  Top Explorer.....................               91          $ 11.481491     $     1,049      1.3%          (6.20)%
  Oncore Flex......................            9,713          $  9.899611     $    96,156      1.5%          (6.38)%
  Oncore & Firstar Oncore Value....           18,688          $ 10.067556     $   188,146      0.9%          (5.82)%
  Oncore & Firstar Oncore
     Premier.......................           72,336          $  9.927334     $   718,094      1.4%          (6.29)%
  Oncore & Firstar Oncore Xtra.....              184          $  9.927334     $     1,827      1.4%          (6.29)%
2000
  Top Tradition....................              214          $ 12.259823     $     2,623      1.1%          22.60%      03/01/00
  Top Explorer.....................               49          $ 12.239770     $       599      1.3%          22.40%      03/01/00
  Oncore Flex......................           10,334          $ 10.574394     $   109,272      1.5%           4.73%
  Oncore & Firstar Oncore Value....           19,092          $ 10.689820     $   204,094      0.9%           5.35%
  Oncore & Firstar Oncore
     Premier.......................           86,194          $ 10.593495     $   913,100      1.4%           4.83%
  Oncore Xtra......................              125          $ 10.593495     $     1,324      1.4%          22.30%      03/01/00
1999
  Oncore Flex......................           12,836          $ 10.096966     $   129,603      1.5%           0.97%      03/01/99
  Oncore Value.....................           10,785          $ 10.147105     $   109,437      0.9%           1.47%      03/01/99
  Oncore & Firstar Oncore
     Premier.......................           76,879          $ 10.105289     $   776,881      1.4%           1.05%      03/01/99

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
DOW TARGET 10 APRIL SUBACCOUNT
2001
  Top Explorer.....................              101          $ 10.636662     $     1,078      1.3%          (3.36)%
  Oncore Flex......................            1,455          $  9.902143     $    14,403      1.5%          (3.55)%
  Oncore & Firstar Oncore Value....           22,941          $ 10.065069     $   230,906      0.9%          (2.97)%
  Oncore & Firstar Oncore
     Premier.......................          100,471          $  9.929047     $   997,570      1.4%          (3.45)%
  Oncore & Firstar Oncore Xtra.....            1,239          $  9.929047     $    12,307      1.4%          (3.45)%
2000
  Top Explorer.....................               50          $ 11.006256     $       550      1.3%          10.06%      04/01/00
  Oncore Flex......................            1,836          $ 10.266586     $    18,847      1.5%           1.03%
  Oncore & Firstar Oncore Value....           26,576          $ 10.373442     $   275,688      0.9%           1.63%
  Oncore & Firstar Oncore
     Premier.......................          111,285          $ 10.284273     $ 1,144,483      1.4%           1.13%
  Oncore Xtra......................              510          $ 10.284273     $     5,250      1.4%          15.03%      04/01/00
1999
  Oncore Flex......................              884          $ 10.162000     $     8,986      1.5%           1.62%      04/01/99
  Oncore & Firstar Oncore Value....           16,520          $ 10.207320     $   168,626      0.9%           2.07%      04/01/99
  Oncore & Firstar Oncore
     Premier.......................          106,002          $ 10.169517     $ 1,077,995      1.4%           1.70%      04/01/99
DOW TARGET 10 MAY SUBACCOUNT
2001
  Top Tradition....................                8          $ 11.238224     $        88      1.1%          (2.58)%
  Top Explorer.....................              222          $ 11.201228     $     2,485      1.3%          (2.77)%
  Oncore Flex......................            1,112          $  9.099753     $    10,116      1.5%          (2.97)%
  Oncore & Firstar Oncore Value....           18,283          $  9.245139     $   169,028      0.9%          (2.39)%
  Oncore & Firstar Oncore
     Premier.......................           77,593          $  9.123748     $   707,949      1.4%          (2.87)%
  Oncore & Firstar Oncore Xtra.....            1,703          $  9.123748     $    15,536      1.4%          (2.87)%
2000
  Top Tradition....................                8          $ 11.535915     $        93      1.1%          15.36%      05/01/00
  Top Explorer.....................              179          $ 11.520842     $     2,059      1.3%          15.21%      05/01/00
  Oncore Flex......................            1,223          $  9.378002     $    11,466      1.5%          12.79%
  Oncore & Firstar Oncore Value....           17,082          $  9.471169     $   161,785      0.9%          13.46%
  Oncore & Firstar Oncore
     Premier.......................           88,111          $  9.393413     $   827,668      1.4%          12.90%
  Oncore Xtra......................              148          $  9.393413     $     1,393      1.4%          15.13%      05/01/00
1999
  Oncore Flex......................            1,438          $  8.314354     $    11,957      1.5%         (16.86)%     05/03/99
  Oncore & Firstar Oncore Value....            8,296          $  8.347547     $    69,248      0.9%         (16.52)%     05/03/99
  Oncore & Firstar Oncore
     Premier.......................           76,354          $  8.319856     $   635,258      1.4%         (16.80)%     05/03/99
DOW TARGET 10 JUNE SUBACCOUNT
2001
  Top Tradition....................               70          $ 10.492033     $       730      1.1%          (2.39)%
  Top Explorer.....................              317          $ 10.459236     $     3,313      1.3%          (2.58)%
  Oncore Flex......................            1,186          $  8.786883     $    10,420      1.5%          (2.78)%
  Oncore & Firstar Oncore Value....           18,360          $  8.922657     $   163,821      0.9%          (2.19)%
  Oncore & Firstar Oncore
     Premier.......................           72,427          $  8.809318     $   638,034      1.4%          (2.68)%
  Oncore & Firstar Oncore Xtra.....           14,025          $  8.809318     $   123,554      1.4%          (2.68)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Top Explorer.....................              221          $ 10.736569     $     2,377      1.3%           7.37%      06/01/00
  Oncore Flex......................            1,343          $  9.037798     $    12,141      1.5%           0.81%
  Oncore & Firstar Oncore Value....           21,261          $  9.122863     $   193,962      0.9%           1.41%
  Oncore & Firstar Oncore
     Premier.......................           93,647          $  9.051886     $   847,676      1.4%           0.91%
  Oncore Xtra......................              708          $  9.051886     $     6,412      1.4%           7.30%      06/01/00
1999
  Oncore Flex......................            1,644          $  8.965064     $    14,737      1.5%         (10.35)%     06/01/99
  Oncore & Firstar Oncore Value....           18,773          $  8.996165     $   168,883      0.9%         (10.04)%     06/01/99
  Oncore & Firstar Oncore
     Premier.......................          108,507          $  8.970220     $   973,340      1.4%         (10.30)%     06/01/99
DOW TARGET 10 JULY SUBACCOUNT
2001
  Top Tradition....................              166          $ 11.123504     $     1,848      1.1%          (4.43)%
  Top Explorer.....................              153          $ 11.090680     $     1,692      1.3%          (4.62)%
  Oncore Flex......................              455          $  8.652487     $     3,940      1.5%          (4.81)%
  Oncore & Firstar Oncore Value....           32,826          $  8.781917     $   288,271      0.9%          (4.24)%
  Oncore & Firstar Oncore
     Premier.......................           80,730          $  8.673860     $   700,246      1.4%          (4.71)%
  Oncore & Firstar Oncore Xtra.....            9,709          $  8.673860     $    84,212      1.4%          (4.71)%
2000
  Top Tradition....................                3          $ 11.638858     $        31      1.1%          16.39%      07/01/00
  Top Explorer.....................               97          $ 11.627611     $     1,124      1.3%          16.28%      07/01/00
  Oncore Flex......................              117          $  9.089407     $     1,065      1.5%           2.80%
  Oncore & Firstar Oncore Value....           34,206          $  9.170518     $   313,690      0.9%           3.41%
  Oncore & Firstar Oncore
     Premier.......................           92,030          $  9.102829     $   837,734      1.4%           2.90%
  Oncore Xtra......................               34          $  9.102829     $       311      1.4%          19.08%      07/01/00
1999
  Oncore Flex......................              229          $  8.841905     $     2,023      1.5%         (11.58)%     07/01/99
  Oncore & Firstar Oncore Value....           30,287          $  8.868269     $   268,590      0.9%         (11.32)%     07/01/99
  Oncore & Firstar Oncore
     Premier.......................           81,217          $  8.846278     $   718,480      1.4%         (11.54)%     07/01/99
DOW TARGET 10 AUGUST SUBACCOUNT
2001
  Top Tradition....................              137          $ 10.581981     $     1,446      1.1%          (4.11)%
  Top Explorer.....................            3,648          $ 10.552392     $    38,494      1.3%          (4.30)%
  Oncore Flex......................            5,320          $  8.533203     $    45,396      1.5%          (4.49)%
  Oncore & Firstar Oncore Value....           12,287          $  8.656762     $   106,361      0.9%          (3.92)%
  Oncore & Firstar Oncore
     Premier.......................           57,718          $  8.553624     $   493,710      1.4%          (4.39)%
  Oncore Xtra......................            5,567          $  8.553624     $    47,618      1.4%          (4.39)%
2000
  Top Tradition....................               62          $ 11.035213     $       680      1.1%          10.35%      08/01/00
  Top Explorer.....................            2,112          $ 11.026265     $    23,283      1.3%          10.26%      08/01/00
  Oncore Flex......................            6,624          $  8.934124     $    59,176      1.5%           0.29%
  Oncore & Firstar Oncore Value....           13,403          $  9.009581     $   120,754      0.9%           0.89%
  Oncore & Firstar Oncore
     Premier.......................           77,541          $  8.946631     $   693,745      1.4%           0.39%
  Oncore Xtra......................            3,971          $  8.946631     $    35,528      1.4%          10.72%      08/01/00

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1999
  Oncore Flex......................            2,889          $  8.907985     $    25,734      1.5%         (10.92)%     08/02/99
  Oncore & Firstar Oncore Value....           11,450          $  8.930326     $   102,249      0.9%         (10.70)%     08/02/99
  Oncore & Firstar Oncore
     Premier.......................           75,895          $  8.911699     $   676,363      1.4%         (10.88)%     08/02/99
DOW TARGET 10 SEPTEMBER SUBACCOUNT
2001
  Top Tradition....................            2,071          $  9.996512     $    20,705      1.1%          (5.07)%
  Top Explorer.....................              115          $  9.970224     $     1,142      1.3%          (5.26)%
  Oncore & Firstar Oncore Flex.....           12,905          $  8.473433     $   109,346      1.5%          (5.45)%
  Oncore & Firstar Oncore Value....           24,810          $  8.591526     $   213,162      0.9%          (4.88)%
  Oncore & Firstar Oncore
     Premier.......................           51,454          $  8.492948     $   437,001      1.4%          (5.35)%
  Oncore & Firstar Oncore Xtra.....            1,124          $  8.492948     $     9,547      1.4%          (5.35)%
  Oncore Lite......................              295          $  8.492948     $     2,503      1.4%          (4.52)%     04/17/01
2000
  Top Tradition....................                2          $ 10.530600     $        22      1.1%           5.31%      09/01/00
  Top Explorer.....................               50          $ 10.523827     $       526      1.3%           5.24%      09/01/00
  Oncore & Firstar Oncore Flex.....           13,551          $  8.961699     $   121,443      1.5%           1.95%
  Oncore & Firstar Oncore Value....           26,115          $  9.032539     $   235,883      0.9%           2.56%
  Oncore & Firstar Oncore
     Premier.......................           65,224          $  8.973435     $   585,284      1.4%           2.05%
  Oncore Xtra......................                2          $  8.973435     $        17      1.4%           5.20%      09/01/00
1999
  Oncore & Firstar Oncore Flex.....           10,541          $  8.789882     $    92,650      1.5%         (12.10)%     09/01/99
  Oncore & Firstar Oncore Value....           79,583          $  8.807215     $   700,905      0.9%         (11.93)%     09/01/99
  Oncore & Firstar Oncore
     Premier.......................           76,568          $  8.792764     $   673,251      1.4%         (12.07)%     09/01/99
DOW TARGET 10 OCTOBER SUBACCOUNT
2001
  Top Tradition....................              620          $ 11.327983     $     7,023      1.1%          (2.66)%
  Top Explorer.....................              123          $ 11.300106     $     1,392      1.3%          (2.85)%
  Oncore & Firstar Oncore Flex.....            8,584          $  9.623510     $    82,605      1.5%          (3.04)%
  Oncore & Firstar Oncore Value....           14,100          $  9.752850     $   137,519      0.9%          (2.46)%
  Oncore & Firstar Oncore
     Premier.......................           48,811          $  9.644863     $   470,769      1.4%          (2.95)%
  Oncore & Firstar Oncore Xtra.....            3,228          $  9.644863     $    31,134      1.4%          (2.95)%
  Oncore Lite......................            1,073          $  9.644863     $    10,350      1.4%           0.55%      04/17/01
2000
  Top Tradition....................               56          $ 11.637299     $       652      1.1%          16.37%      10/01/00
  Top Explorer.....................               49          $ 11.631779     $       566      1.3%          16.32%      10/01/00
  Oncore & Firstar Oncore Flex.....           11,164          $  9.925659     $   110,812      1.5%           7.50%
  Oncore & Firstar Oncore Value....           13,715          $  9.999222     $   137,138      0.9%           8.14%
  Oncore & Firstar Oncore
     Premier.......................           62,194          $  9.937828     $   618,074      1.4%           7.61%
  Oncore Xtra......................              347          $  9.937828     $     3,444      1.4%          17.93%      10/01/00
1999
  Oncore & Firstar Oncore Flex.....           14,194          $  9.232746     $   131,047      1.5%          (7.67)%     10/01/99
  Oncore & Firstar Oncore Value....           63,617          $  9.246429     $   588,233      0.9%          (7.54)%     10/01/99
  Oncore & Firstar Oncore
     Premier.......................           73,188          $  9.235010     $   675,893      1.4%          (7.65)%     10/01/99

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
DOW TARGET 10 NOVEMBER SUBACCOUNT
2001
  Top Tradition....................            2,651          $  9.216288     $    24,431      1.1%          (2.42)%
  Top Plus.........................              214          $  9.255888     $     1,982      0.9%          (2.22)%
  Top Explorer.....................            1,240          $  9.176908     $    11,382      1.3%          (2.61)%
  Oncore Flex......................            4,590          $  9.137733     $    41,940      1.5%          (2.81)%
  Oncore & Firstar Oncore Value....           14,725          $  9.255888     $   136,289      0.9%          (2.22)%
  Oncore & Firstar Oncore
     Premier.......................           41,526          $  9.157275     $   380,269      1.4%          (2.71)%
  Oncore & Firstar Oncore Xtra.....           11,728          $  9.157275     $   107,397      1.4%          (2.71)%
  Oncore Lite......................              246          $  9.157275     $     2,250      1.4%          (0.32)%     04/17/01
2000
  Top Tradition....................            2,104          $  9.444713     $    19,870      1.1%          (6.43)%
  Top Plus.........................              227          $  9.466431     $     2,144      1.1%          (6.25)%
  Top Explorer.....................               57          $  9.423069     $       538      1.3%          (6.62)%
  Oncore Flex......................            3,401          $  9.401503     $    31,974      1.5%          (6.80)%
  Oncore & Firstar Oncore Value....           11,664          $  9.466431     $   110,424      0.9%          (6.25)%
  Oncore & Firstar Oncore
     Premier.......................           54,323          $  9.412267     $   511,308      1.4%          (6.71)%
  Oncore Xtra......................               70          $  9.412267     $       655      1.4%          (6.71)%
1999
  Top Tradition....................            2,102          $ 10.093952     $    21,222      1.1%           0.94%      11/01/99
  Top Plus.........................              660          $ 10.097329     $     6,668      0.9%           0.97%      11/01/99
  Top Explorer.....................              332          $ 10.090668     $     3,355      1.3%           0.91%      11/01/99
  Oncore Flex......................            4,234          $ 10.087394     $    42,712      1.5%           0.87%      11/01/99
  Oncore & Firstar Oncore Value....           63,205          $ 10.097239     $   638,182      0.9%           0.97%      11/01/99
  Oncore & Firstar Oncore
     Premier.......................           60,892          $ 10.089029     $   614,341      1.4%           0.89%      11/01/99
DOW TARGET 10 DECEMBER SUBACCOUNT
2001
  Top Tradition....................               61          $  9.667527     $       591      1.1%          (1.97)%
  Top Plus.........................              388          $  9.707487     $     3,766      0.9%          (1.77)%
  Top Explorer.....................              994          $  9.627760     $     9,572      1.3%          (2.17)%
  Oncore Flex......................              633          $  9.588243     $     6,066      1.5%          (2.36)%
  Oncore & Firstar Oncore Value....           10,587          $  9.707487     $   102,773      0.9%          (1.77)%
  Oncore & Firstar Oncore
     Premier.......................           30,835          $  9.607965     $   296,260      1.4%          (2.26)%
  Oncore & Firstar Oncore Xtra.....            7,532          $  9.607965     $    72,371      1.4%          (2.26)%
  Oncore Lite......................              256          $  9.607965     $     2,460      1.4%          (0.26)%     04/17/01
2000
  Top Tradition....................               62          $  9.861820     $       608      1.1%          (1.45)%
  Top Plus.........................              438          $  9.882898     $     4,331      0.9%          (1.26)%
  Top Explorer.....................               54          $  9.840814     $       535      1.3%          (1.65)%
  Oncore Flex......................              617          $  9.819899     $     6,056      1.5%          (1.84)%
  Oncore & Firstar Oncore Value....           10,636          $  9.882898     $   105,112      0.9%          (1.26)%
  Oncore & Firstar Oncore
     Premier.......................           40,467          $  9.830347     $   397,807      1.4%          (1.75)%
  Oncore Xtra......................            1,085          $  9.830347     $    10,667      1.4%          (1.75)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1999
  Top Tradition....................                7          $ 10.007412     $        73      1.1%           0.07%      12/01/99
  Top Plus.........................              484          $ 10.009047     $     4,846      0.9%           0.09%      12/01/99
  Oncore Flex......................              727          $ 10.004157     $     7,269      1.5%           0.04%      12/01/99
  Oncore & Firstar Oncore Value....           62,994          $ 10.009047     $   630,513      0.9%           0.09%      12/01/99
  Oncore & Firstar Oncore
     Premier.......................           60,716          $ 10.004968     $   607,457      1.4%           0.05%      12/01/99
  Oncore Xtra......................            1,047          $ 10.004968     $    10,477      1.4%           0.05%      12/01/99
DOW TARGET 5 JANUARY SUBACCOUNT
2001
  Top Tradition....................               16          $ 10.707627     $       169      1.1%          (4.35)%
  Top Explorer.....................              782          $ 10.665537     $     8,345      1.3%          (4.54)%
  Oncore Flex......................                4          $ 10.623676     $        46      1.5%          (4.73)%
  Oncore Value.....................               65          $ 10.749930     $       701      0.9%          (4.16)%
  Oncore & Firstar Oncore
     Premier.......................            5,882          $ 10.644549     $    62,608      1.4%          (4.63)%
  Oncore & Firstar Oncore Xtra.....            6,131          $ 10.644549     $    65,253      1.4%          (4.63)%
2000
  Top Tradition....................               11          $ 11.194408     $       122      1.1%          11.94%      01/03/00
  Top Explorer.....................              786          $ 11.172600     $     8,777      1.3%          11.73%      01/03/00
  Oncore Value.....................              227          $ 11.216294     $     2,541      0.9%          12.16%      01/03/00
  Oncore & Firstar Oncore
     Premier.......................            6,343          $ 11.161704     $    70,803      1.4%          11.62%      01/03/00
  Oncore Xtra......................            6,015          $ 11.161704     $    67,140      1.4%          11.62%      01/03/00
DOW TARGET 5 FEBRUARY SUBACCOUNT
2001
  Top I............................               95          $ 11.765062     $     1,118      1.1%          (2.52)%
  Oncore Flex......................                4          $ 11.676483     $        49      1.5%          (2.91)%
  Oncore Value.....................               96          $ 11.809675     $     1,130      0.9%          (2.33)%
  Oncore & Firstar Oncore
     Premier.......................            5,028          $ 11.698512     $    58,819      1.4%          (2.81)%
  Oncore & Firstar Oncore Xtra.....            7,066          $ 11.698512     $    82,658      1.4%          (2.81)%
2000
  Top I............................               95          $ 12.069679     $     1,150      1.1%          20.70%      02/01/00
  Oncore Value.....................              207          $ 12.091353     $     2,501      0.9%          20.91%      02/01/00
  Oncore Premier...................            5,196          $ 12.037262     $    62,545      1.4%          20.37%      02/01/00
  Oncore Xtra......................            3,674          $ 12.037262     $    44,222      1.4%          20.37%      02/01/00
DOW TARGET 5 MARCH SUBACCOUNT
2001
  Top I............................               53          $ 12.769902     $       671      1.1%          (5.63)%
  Top Tradition....................                9          $ 12.769902     $       119      1.1%          (5.63)%
  Top Plus.........................              642          $ 12.816307     $     8,229      0.9%          (5.45)%
  Oncore Flex......................                4          $ 12.677705     $        48      1.5%          (6.01)%
  Oncore Value.....................               85          $ 12.816307     $     1,090      0.9%          (5.45)%
  Oncore & Firstar Oncore
     Premier.......................            6,159          $ 12.700642     $    78,234      1.4%          (5.92)%
  Oncore & Firstar Oncore Xtra.....            3,534          $ 12.700642     $    44,879      1.4%          (5.92)%
2000
  Top Plus.........................              642          $ 13.554487     $     8,704      0.9%          35.54%      03/01/00
  Oncore Value.....................               85          $ 13.554487     $     1,156      0.9%          35.54%      03/01/00
  Oncore & Firstar Oncore
     Premier.......................            5,842          $ 13.499162     $    78,857      1.4%          34.99%      03/01/00
  Oncore Xtra......................            3,334          $ 13.499162     $    45,007      1.4%          34.99%      03/01/00

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
DOW TARGET 5 APRIL SUBACCOUNT
2001
  Top Tradition....................              364          $ 10.916013     $     3,973      1.1%         (11.61)%
  Oncore Flex......................                4          $ 10.841084     $        48      1.5%         (11.96)%
  Oncore Value.....................              221          $ 10.953742     $     2,424      0.9%         (11.43)%
  Oncore Premier...................            3,963          $ 10.859730     $    43,039      1.4%         (11.87)%
  Oncore Xtra......................            3,792          $ 10.859730     $    41,171      1.4%         (11.87)%
2000
  Oncore Value.....................              297          $ 12.367659     $     3,672      0.9%          23.68%      04/03/00
  Oncore Premier...................            5,026          $ 12.322650     $    61,935      1.4%          23.23%      04/03/00
  Oncore Xtra......................            3,414          $ 12.322650     $    42,073      1.4%          23.23%      04/03/00
DOW TARGET 5 MAY SUBACCOUNT
2001
  Oncore Flex......................              976          $ 11.413128     $    11,140      1.5%         (10.60)%
  Oncore Value.....................               65          $ 11.526500     $       746      0.9%         (10.07)%
  Oncore & Firstar Oncore
     Premier.......................            3,882          $ 11.431892     $    44,384      1.4%         (10.51)%
  Oncore & Firstar Oncore Xtra.....            3,607          $ 11.431892     $    41,233      1.4%         (10.51)%
2000
  Oncore Flex......................              972          $ 12.766612     $    12,413      1.5%          27.67%      05/01/00
  Oncore Value.....................               71          $ 12.816729     $       908      0.9%          28.17%      05/01/00
  Oncore & Firstar Oncore
     Premier.......................            4,026          $ 12.774931     $    51,429      1.4%          27.75%      05/01/00
  Oncore Xtra......................            3,201          $ 12.774931     $    40,892      1.4%          27.75%      05/01/00
DOW TARGET 5 JUNE SUBACCOUNT
2001
  Top I............................              422          $ 10.563869     $     4,455      1.1%          (9.40)%
  Top Tradition....................                4          $ 10.563869     $        47      1.1%          (9.40)%
  Oncore Flex......................                9          $ 10.498008     $        95      1.5%          (9.76)%
  Oncore Value.....................               63          $ 10.597004     $       672      0.9%          (9.22)%
  Oncore & Firstar Oncore
     Premier.......................            3,898          $ 10.514396     $    40,989      1.4%          (9.67)%
  Oncore & Firstar Oncore Xtra.....           14,083          $ 10.514396     $   148,061      1.4%          (9.67)%
2000
  Oncore Flex......................                5          $ 11.633577     $        58      1.5%          16.34%      06/01/00
  Oncore Value.....................               64          $ 11.673423     $       742      0.9%          16.73%      06/01/00
  Oncore Premier...................            2,696          $ 11.640186     $    31,385      1.4%          16.40%      06/01/00
  Oncore Xtra......................            3,427          $ 11.640186     $    39,896      1.4%          16.40%      06/01/00
DOW TARGET 5 JULY SUBACCOUNT
2001
  Top Tradition....................                4          $ 11.016026     $        49      1.1%          (6.33)%
  Top Explorer.....................                3          $ 10.983500     $        38      1.3%          (6.51)%
  Oncore Flex......................              266          $ 10.951136     $     2,918      1.5%          (6.70)%
  Oncore Value.....................               62          $ 11.048678     $       681      0.9%          (6.14)%
  Oncore & Firstar Oncore
     Premier.......................            2,180          $ 10.967284     $    23,904      1.4%          (6.61)%
  Oncore & Firstar Oncore Xtra.....            7,339          $ 10.967284     $    80,480      1.4%          (6.61)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Oncore Flex......................                5          $ 11.737519     $        59      1.5%          17.38%      07/03/00
  Oncore Value.....................               62          $ 11.771617     $       728      0.9%          17.72%      07/03/00
  Oncore Premier...................            2,063          $ 11.743179     $    24,225      1.4%          17.43%      07/03/00
  Oncore Xtra......................              497          $ 11.743179     $     5,839      1.4%          17.43%      07/03/00
DOW TARGET 5 AUGUST SUBACCOUNT
2001
  Top Tradition....................              424          $ 11.879245     $     5,035      1.1%           0.78%
  Top Plus.........................              703          $ 11.912570     $     8,380      0.9%           0.98%
  Top Explorer.....................            2,137          $ 11.846045     $    25,310      1.3%           0.58%
  Oncore Flex......................                9          $ 11.812984     $       106      1.5%           0.38%
  Oncore Value.....................               35          $ 11.912570     $       420      0.9%           0.98%
  Oncore & Firstar Oncore
     Premier.......................           14,847          $ 11.829490     $   175,634      1.4%           0.48%
  Oncore & Firstar Oncore Xtra.....            1,695          $ 11.829490     $    20,051      1.4%           0.48%
2000
  Top Tradition....................               58          $ 11.787825     $       680      1.1%          17.88%      08/01/00
  Oncore Flex......................                5          $ 11.768752     $        59      1.5%          17.69%      08/01/00
  Oncore Value.....................               35          $ 11.797386     $       416      0.9%          17.97%      08/01/00
  Oncore Premier...................            1,724          $ 11.773510     $    20,295      1.4%          17.74%      08/01/00
  Oncore Xtra......................               11          $ 11.773510     $       130      1.4%          17.74%      08/01/00
DOW TARGET 5 SEPTEMBER SUBACCOUNT
2001
  Top Tradition....................              236          $ 11.766432     $     2,778      1.1%           1.24%
  Top Explorer.....................                4          $ 11.735516     $        44      1.3%           1.04%
  Oncore Flex......................               12          $  8.689052     $       107      1.5%           0.84%
  Oncore Value.....................              270          $  8.810112     $     2,375      0.9%           1.44%
  Oncore & Firstar Oncore
     Premier.......................           11,935          $  8.709050     $   103,948      1.4%           0.94%
  Oncore & Firstar Oncore Xtra.....              621          $  8.709050     $     5,405      1.4%           0.94%
2000
  Oncore Flex......................                7          $  8.617025     $        58      1.5%          15.14%
  Oncore Value.....................              289          $  8.685121     $     2,510      0.9%          15.82%
  Oncore Premier...................           11,687          $  8.628297     $   100,849      1.4%          15.25%
  Oncore Xtra......................               16          $  8.628297     $       135      1.4%          16.11%      09/01/00
1999
  Oncore Value.....................            1,003          $  7.498869     $     7,520      0.9%         (25.01)%     09/01/99
  Oncore Premier...................            9,789          $  7.486547     $    73,290      1.4%         (25.13)%     09/01/99
DOW TARGET 5 OCTOBER SUBACCOUNT
2001
  Top Tradition....................               13          $ 12.698301     $       162      1.1%           2.08%
  Top Plus.........................              761          $ 12.729653     $     9,686      0.9%           2.28%
  Top Explorer.....................               42          $ 12.667052     $       530      1.3%           1.87%
  Oncore Flex......................               13          $  9.284298     $       116      1.5%           1.67%
  Oncore Value.....................            1,206          $  9.409087     $    11,352      0.9%           2.28%
  Oncore & Firstar Oncore
     Premier.......................           12,987          $  9.304931     $   120,843      1.4%           1.77%
  Oncore & Firstar Oncore Xtra.....            3,306          $  9.304931     $    30,765      1.4%           1.77%
  Oncore Lite......................              129          $  9.304931     $     1,202      1.4%           1.73%      04/17/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Top Tradition....................                7          $ 12.440161     $        87      1.1%          24.40%      10/01/00
  Oncore Flex......................                7          $  9.131804     $        60      1.5%           7.46%
  Oncore Value.....................              956          $  9.199476     $     8,790      0.9%           8.09%
  Oncore & Firstar Oncore
     Premier.......................           25,618          $  9.143022     $   234,233      1.4%           7.56%
  Oncore Xtra......................               14          $  9.143022     $       128      1.4%          24.85%      10/01/00
1999
  Oncore Value.....................              946          $  8.510857     $     8,048      0.9%         (14.89)%     10/01/99
  Oncore Premier...................           20,835          $  8.500346     $   177,112      1.4%         (15.00)%     10/01/99
DOW TARGET 5 NOVEMBER SUBACCOUNT
2001
  Top Tradition....................              112          $  8.638926     $       966      1.1%           1.15%
  Top Explorer.....................            1,062          $  8.602000     $     9,133      1.3%           0.95%
  Oncore Flex......................               12          $  8.565296     $       107      1.5%           0.75%
  Oncore Value.....................            2,044          $  8.676037     $    17,733      0.9%           1.35%
  Oncore & Firstar Oncore
     Premier.......................            7,098          $  8.583584     $    60,929      1.4%           0.85%
  Oncore & Firstar Oncore Xtra.....            5,671          $  8.583584     $    48,675      1.4%           0.85%
  Oncore Lite......................              205          $  8.583584     $     1,758      1.4%          (3.06)%     04/17/01
2000
  Top Tradition....................              112          $  8.540946     $       956      1.1%         (14.25)%
  Top Explorer.....................              991          $  8.521374     $     8,441      1.3%         (14.42)%
  Oncore Flex......................                6          $  8.501874     $        53      1.5%         (14.59)%
  Oncore Value.....................            2,105          $  8.560591     $    18,019      0.9%         (14.08)%
  Oncore & Firstar Oncore
     Premier.......................            7,755          $  8.511600     $    66,018      1.4%         (14.50)%
  Oncore Xtra......................               15          $  8.511600     $       125      1.4%         (14.50)%
1999
  Top Tradition....................               60          $  9.960325     $       600      1.1%          (0.40)%     11/01/99
  Top Explorer.....................            1,151          $  9.957083     $    11,462      1.3%          (0.43)%     11/01/99
  Oncore Value.....................            1,907          $  9.963566     $    18,997      0.9%          (0.36)%     11/01/99
  Oncore & Firstar Oncore
     Premier.......................            7,283          $  9.955465     $    72,511      1.4%          (0.45)%     11/01/99
DOW TARGET 5 DECEMBER SUBACCOUNT
2001
  Top Tradition....................                5          $ 10.934492     $        59      1.1%           3.20%
  Top Plus.........................              792          $ 10.979675     $     8,693      0.9%           3.41%
  Top Explorer.....................              211          $ 10.889552     $     2,303      1.3%           3.00%
  Oncore Flex......................               10          $ 10.844863     $       106      1.5%           2.79%
  Oncore Value.....................               63          $ 10.979675     $       690      0.9%           3.41%
  Oncore & Firstar Oncore
     Premier.......................            7,632          $ 10.867159     $    82,941      1.4%           2.90%
  Oncore & Firstar Oncore Xtra.....           10,095          $ 10.867159     $   109,689      1.4%           2.90%
  Oncore Lite......................              152          $ 10.867159     $     1,656      1.4%           0.93%      04/17/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Top Tradition....................                5          $ 10.595121     $        58      1.1%           5.88%
  Top Plus.........................              792          $ 10.617749     $     8,407      0.9%           6.09%
  Top Explorer.....................              123          $ 10.572580     $     1,303      1.3%           5.67%
  Oncore Flex......................                5          $ 10.550116     $        55      1.5%           5.46%
  Oncore Value.....................               63          $ 10.617749     $       669      0.9%           6.09%
  Oncore & Firstar Oncore
     Premier.......................            6,903          $ 10.561334     $    72,908      1.4%           5.57%
  Oncore Xtra......................            9,720          $ 10.561334     $   102,646      1.4%           5.57%
1999
  Top Tradition....................              532          $ 10.006724     $     5,328      1.1%           0.07%      12/01/99
  Top Plus.........................              792          $ 10.008355     $     7,924      0.9%           0.08%      12/01/99
  Top Explorer.....................              124          $ 10.005092     $     1,241      1.3%           0.05%      12/01/99
  Oncore Value.....................              262          $ 10.008355     $     2,621      0.9%           0.08%      12/01/99
  Oncore & Firstar Oncore
     Premier.......................            5,997          $ 10.004277     $    59,991      1.4%           0.04%      12/01/99
  Oncore Xtra......................            2,905          $ 10.004277     $    29,074      1.4%           0.04%      12/01/99
MONTGOMERY ASSET EMERGING MARKET
  SUBACCOUNT
1998
  Investar Vision & Top Spectrum...           51,176          $  6.030274     $   308,606      1.4%         (38.39)%
  Top Explorer.....................           72,272          $  5.657457     $   408,877      1.3%         (38.33)%
  Oncore Premier...................            1,154          $  6.401040     $     7,389      1.4%         (35.99)%     05/01/98
1997
  Investar Vision & Top Spectrum...           32,560          $  9.788417     $   318,708      1.4%          (2.12)%     01/04/97
  Top Explorer.....................           56,016          $  9.174160     $   513,900      1.3%          (8.26)%     04/01/97
MONTGOMERY ASSET SMALL CAP
  OPPORTUNITY SUBACCOUNT
1998
  Oncore Flex......................            1,466          $  9.188061     $    13,467      1.5%          (8.12)%     05/01/98
  Oncore Value.....................            2,808          $  9.224569     $    25,905      0.9%          (7.75)%     05/01/98
  Oncore Premier...................            5,557          $  9.194116     $    51,090      1.4%          (8.06)%     05/01/98
FIDELITY VIP GROWTH SUBACCOUNT
2001
  Top Explorer.....................          429,163          $ 16.661660     $ 7,150,565      1.3%         (18.71)%
2000
  Top Explorer.....................          476,148          $ 20.497608     $ 9,759,896      1.3%         (12.12)%
1999
  Top Explorer.....................          501,352          $ 23.324677     $11,693,874      1.3%          35.67%
1998
  Top Explorer.....................          263,103          $ 17.191614     $ 4,523,170      1.3%          37.70%
1997
  Top Explorer.....................           81,290          $ 12.484707     $ 1,014,882      1.3%          24.85%      04/01/97
FIDELITY VIP EQUITY INCOME
  SUBACCOUNT
2001
  Top Explorer.....................          396,056          $ 14.523453     $ 5,752,099      1.3%          (6.18)%
2000
  Top Explorer.....................          437,314          $ 15.480617     $ 6,769,899      1.3%           7.03%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1999
  Top Explorer.....................          538,074          $ 14.463459     $ 7,782,417      1.3%           4.97%
1998
  Top Explorer.....................          398,393          $ 13.779285     $ 5,489,577      1.3%          10.20%
1997
  Top Explorer.....................          133,739          $ 12.504442     $ 1,672,331      1.3%          25.04%      04/01/97
FIDELITY VIP HIGH INCOME BOND
  SUBACCOUNT
2001
  Top Explorer.....................          144,957          $  7.863433     $ 1,139,858      1.3%         (12.87)%
2000
  Top Explorer.....................          194,862          $  9.025114     $ 1,758,651      1.3%         (23.47)%
1999
  Top Explorer.....................          225,514          $ 11.792460     $ 2,659,367      1.3%           6.77%
1998
  Top Explorer.....................          280,388          $ 11.045007     $ 3,096,886      1.3%          (5.56)%
1997
  Top Explorer.....................          118,713          $ 11.694830     $ 1,388,325      1.3%          16.95%      04/01/97
JANUS ASPEN INSTITUTIONAL GROWTH
  SUBACCOUNT
2001
  Top I............................           17,297          $  7.334439     $   126,864      1.1%         (25.56)%
  Top Tradition....................          402,977          $  7.334439     $ 2,955,608      1.1%         (25.56)%
  Top Plus.........................          149,573          $  7.366024     $ 1,101,755      0.9%         (25.41)%
  Investar Vision & Top Spectrum...           40,381          $ 10.264673     $   414,499      1.4%         (25.78)%
  Top Explorer.....................          212,895          $  7.303014     $ 1,554,775      1.3%         (25.71)%
  Oncore & Firstar Oncore Flex.....          205,284          $ 10.227571     $ 2,099,558      1.5%         (25.86)%
  Oncore & Firstar Oncore Value....          596,168          $ 10.452831     $ 6,231,643      0.9%         (25.41)%
  Oncore & Firstar Oncore
     Premier.......................        2,524,855          $ 10.264673     $25,916,820      1.4%         (25.78)%
  Oncore & Firstar Oncore Xtra.....          329,196          $ 10.264673     $ 3,379,086      1.4%         (25.78)%
2000
  Top I............................           17,013          $  9.852763     $   167,628      1.1%         (15.48)%
  Top Tradition....................          419,996          $  9.852763     $ 4,138,118      1.1%         (15.48)%
  Top Plus.........................          174,803          $  9.875450     $ 1,726,263      0.9%         (15.31)%
  Investar Vision & Top Spectrum...           46,083          $ 13.830434     $   637,346      1.4%         (15.73)%
  Top Explorer.....................          337,714          $  9.830144     $ 3,319,780      1.3%         (15.65)%
  Oncore & Firstar Oncore Flex.....          271,837          $ 13.794144     $ 3,749,754      1.5%         (15.81)%
  Oncore & Firstar Oncore Value....          645,853          $ 14.013856     $ 9,050,884      0.9%         (15.31)%
  Oncore & Firstar Oncore
     Premier.......................        2,997,638          $ 13.830434     $41,458,638      1.4%         (15.73)%
  Oncore & Firstar Oncore Xtra.....          425,289          $ 13.830434     $ 5,881,936      1.4%         (15.73)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1999
  Top I............................            7,707          $ 11.657335     $    89,839      1.1%          16.57%      11/01/99
  Top Tradition....................          140,899          $ 11.657335     $ 1,642,509      1.1%          16.57%      11/01/99
  Top Plus.........................           44,858          $ 11.661117     $   523,094      0.9%          16.61%      11/01/99
  Investar Vision & Top Spectrum...           14,331          $ 16.412037     $   235,194      1.4%          16.52%      11/01/99
  Top Explorer.....................          151,547          $ 11.653548     $ 1,766,055      1.3%          16.54%      11/01/99
  Oncore & Firstar Oncore Flex.....          181,724          $ 16.385089     $ 2,977,571      1.5%          41.86%
  Oncore & Firstar Oncore Value....          409,857          $ 16.547829     $ 6,782,245      0.9%          42.70%
  Oncore & Firstar Oncore
     Premier.......................        1,903,300          $ 16.412037     $31,237,052      1.4%          42.00%
  Oncore Xtra......................           37,224          $ 16.412037     $   610,922      1.4%          16.52%      11/01/99
1998
  Oncore Flex......................            7,103          $ 11.550278     $    82,037      1.5%          15.50%      05/01/98
  Oncore Value.....................           59,300          $ 11.596125     $   687,650      0.9%          15.96%      05/01/98
  Oncore Premier...................          142,559          $ 11.557898     $ 1,647,677      1.4%          15.58%      05/01/98
JANUS ASPEN INSTITUTIONAL
  INTERNATIONAL GROWTH SUBACCOUNT
2001
  Oncore & Firstar Oncore Flex.....           53,202          $ 11.097464     $   590,405      1.5%         (24.38)%
  Oncore & Firstar Oncore Value....          104,233          $ 11.341733     $ 1,182,178      0.9%         (23.92)%
  Oncore & Firstar Oncore
     Premier.......................          380,072          $ 11.137690     $ 4,233,123      1.4%         (24.30)%
  Oncore & Firstar Oncore Xtra.....          108,231          $ 11.137690     $ 1,205,455      1.4%         (24.30)%
2000
  Oncore & Firstar Oncore Flex.....           70,851          $ 14.674821     $ 1,039,732      1.5%         (17.18)%
  Oncore & Firstar Oncore Value....          114,822          $ 14.908442     $ 1,711,813      0.9%         (16.69)%
  Oncore & Firstar Oncore
     Premier.......................          408,896          $ 14.713393     $ 6,016,252      1.4%         (17.10)%
  Oncore & Firstar Oncore Xtra.....          129,827          $ 14.713393     $ 1,910,194      1.4%         (17.10)%
1999
  Oncore & Firstar Oncore Flex.....          228,884          $ 17.719378     $ 4,055,689      1.5%          79.59%
  Oncore & Firstar Oncore Value....           48,536          $ 17.895206     $   868,567      0.9%          80.65%
  Oncore & Firstar Oncore
     Premier.......................          152,819          $ 17.748475     $ 2,712,290      1.4%          79.76%
  Oncore & Firstar Oncore Xtra.....           16,246          $ 17.748475     $   288,345      1.4%          45.27%      11/01/99
1998
  Oncore Value.....................            3,169          $  9.905969     $    31,389      0.9%          (0.94)%     05/01/98
  Oncore Premier...................           19,644          $  9.873298     $   193,951      1.4%          (1.27)%     05/01/98
JANUS ASPEN INSTITUTIONAL WORLDWIDE
  GROWTH SUBACCOUNT
2001
  Top I............................           27,965          $  8.463030     $   236,665      1.1%         (23.29)%
  Top Tradition....................          307,065          $  8.463030     $ 2,598,700      1.1%         (23.29)%
  Top Plus.........................          134,429          $  8.499423     $ 1,142,572      0.9%         (23.13)%
  Investar Vision & Top Spectrum...          113,857          $ 10.634980     $ 1,210,864      1.4%         (23.51)%
  Top Explorer.....................          242,670          $  8.426786     $ 2,044,926      1.3%         (23.44)%
  Oncore & Firstar Oncore Flex.....          172,729          $ 10.798282     $ 1,865,173      1.5%         (23.59)%
  Oncore & Firstar Oncore Value....          397,264          $ 11.035976     $ 4,384,201      0.9%         (23.13)%
  Oncore & Firstar Oncore
     Premier.......................        1,408,490          $ 10.837423     $15,264,397      1.4%         (23.51)%
  Oncore & Firstar Oncore Xtra.....          225,665          $ 10.837423     $ 2,445,632      1.4%         (23.51)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Top I............................           26,493          $ 11.031902     $   292,269      1.1%         (16.59)%
  Top Tradition....................          329,043          $ 11.031902     $ 3,629,973      1.1%         (16.59)%
  Top Plus.........................          145,826          $ 11.057279     $ 1,612,434      0.9%         (16.42)%
  Investar Vision & Top Spectrum...          153,172          $ 13.904645     $ 2,129,800      1.4%         (16.83)%
  Top Explorer.....................          265,777          $ 11.006578     $ 2,925,293      1.3%         (16.75)%
  Oncore & Firstar Oncore Flex.....          194,391          $ 14.132175     $ 2,747,163      1.5%         (16.91)%
  Oncore & Firstar Oncore Value....          497,473          $ 14.357178     $ 7,142,309      0.9%         (16.42)%
  Oncore & Firstar Oncore
     Premier.......................        1,630,549          $ 14.169317     $23,103,771      1.4%         (16.83)%
  Oncore & Firstar Oncore Xtra.....          258,571          $ 14.169317     $ 3,663,775      1.4%         (16.83)%
1999
  Top I............................            3,185          $ 13.225533     $    42,118      1.1%          32.26%      11/01/99
  Top Tradition....................           84,104          $ 13.225533     $ 1,112,320      1.1%          32.26%      11/01/99
  Top Plus.........................           19,886          $ 13.229802     $   263,084      0.9%          32.30%      11/01/99
  Investar Vision & Top Spectrum...          141,812          $ 16.718939     $ 2,370,945      1.4%          62.18%
  Top Explorer.....................           33,158          $ 13.221258     $   438,387      1.3%          32.21%      11/01/99
  Oncore & Firstar Oncore Flex.....          370,658          $ 17.009248     $ 6,304,612      1.5%          62.02%
  Oncore & Firstar Oncore Value....          319,718          $ 17.178057     $ 5,492,132      0.9%          62.98%
  Oncore & Firstar Oncore
     Premier.......................        1,022,885          $ 17.037179     $17,427,105      1.4%          62.18%
  Oncore & Firstar Oncore Xtra.....            6,228          $ 17.037179     $   106,109      1.4%          32.19%      11/01/99
1998
  Investar Vision & Top Spectrum...           63,482          $ 10.308701     $   654,415      1.4%           3.09%      05/27/98
  Oncore Flex......................            2,063          $ 10.498008     $    21,655      1.5%           4.98%      05/01/98
  Oncore Value.....................           53,905          $ 10.539673     $   568,145      0.9%           5.40%      05/01/98
  Oncore Premier...................          139,755          $ 10.504917     $ 1,468,116      1.4%           5.05%      05/01/98
JANUS ASPEN INSTITUTIONAL BALANCED
  SUBACCOUNT
2001
  Top I............................           23,511          $ 10.049646     $   236,279      1.1%          (5.71)%
  Top Tradition....................          326,327          $ 10.049646     $ 3,279,466      1.1%          (5.71)%
  Top Plus.........................          197,509          $ 10.092837     $ 1,993,425      0.9%          (5.52)%
  Investar Vision & Top Spectrum...          360,910          $ 13.541875     $ 4,887,401      1.4%          (5.99)%
  Top Explorer.....................          201,883          $ 10.006634     $ 2,020,170      1.3%          (5.90)%
  Oncore & Firstar Oncore Flex.....          143,653          $ 13.122207     $ 1,885,048      1.5%          (6.08)%
  Oncore & Firstar Oncore Value....          459,055          $ 13.410992     $ 6,156,377      0.9%          (5.52)%
  Oncore & Firstar Oncore
     Premier.......................        2,465,029          $ 13.169779     $32,463,869      1.4%          (5.99)%
  Oncore & Firstar Oncore Xtra.....          267,010          $ 13.169779     $ 3,516,464      1.4%          (5.99)%
2000
  Top I............................           20,093          $ 10.657989     $   214,155      1.1%          (3.33)%
  Top Tradition....................          270,044          $ 10.657989     $ 2,878,125      1.1%          (3.33)%
  Top Plus.........................          198,240          $ 10.682514     $ 2,117,707      0.9%          (3.14)%
  Investar Vision & Top Spectrum...          418,274          $ 14.404552     $ 6,025,052      1.4%          (3.62)%
  Top Explorer.....................          245,282          $ 10.633531     $ 2,608,212      1.3%          (3.52)%
  Oncore & Firstar Oncore Flex.....          164,477          $ 13.972011     $ 2,298,078      1.5%          (3.71)%
  Oncore & Firstar Oncore Value....          497,551          $ 14.194521     $ 7,062,499      0.9%          (3.14)%
  Oncore & Firstar Oncore
     Premier.......................        2,785,101          $ 14.008748     $39,015,766      1.4%          (3.62)%
  Oncore & Firstar Oncore Xtra.....          281,520          $ 14.008748     $ 3,943,738      1.4%          (3.62)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1999
  Top I............................            9,739          $ 11.025619     $   107,384      1.1%          10.26%      11/01/99
  Top Tradition....................           60,253          $ 11.025619     $   664,329      1.1%          10.26%      11/01/99
  Top Plus.........................           48,823          $ 11.029199     $   538,476      0.9%          10.29%      11/01/99
  Investar Vision & Top Spectrum...          401,500          $ 14.945572     $ 6,000,641      1.4%          25.01%
  Top Explorer.....................           31,407          $ 11.022042     $   346,167      1.3%          10.22%      11/01/99
  Oncore & Firstar Oncore Flex.....          123,188          $ 14.511033     $ 1,787,586      1.5%          24.89%
  Oncore & Firstar Oncore Value....          359,275          $ 14.655190     $ 5,265,237      0.9%          25.63%
  Oncore & Firstar Oncore
     Premier.......................        1,767,838          $ 14.534895     $25,695,352      1.4%          25.01%
  Oncore & Firstar Oncore Xtra.....            6,426          $ 14.534895     $    93,397      1.4%          10.20%      11/01/99
1998
  Investar Vision & Top Spectrum...          142,767          $ 11.955678     $ 1,706,876      1.4%          19.56%      05/27/98
  Oncore Flex......................           10,515          $ 11.619511     $   122,182      1.5%          16.20%      05/01/98
  Oncore Value.....................           42,915          $ 11.665611     $   500,627      0.9%          16.66%      05/01/98
  Oncore Premier...................          164,742          $ 11.627155     $ 1,915,476      1.4%          16.27%      05/01/98
SALOMON BROTHERS VARIABLE CAPITAL
  SUBACCOUNT
2001
  Oncore & Firstar Oncore Flex.....           45,028          $ 14.995451     $   675,221      1.5%           0.39%
  Oncore & Firstar Oncore Value....           58,830          $ 15.325385     $   901,600      0.9%           0.99%
  Oncore & Firstar Oncore
     Premier.......................          299,673          $ 15.049789     $ 4,510,016      1.4%           0.49%
  Oncore & Firstar Oncore Xtra.....          175,876          $ 15.049789     $ 2,646,885      1.4%           0.49%
  Oncore Lite......................           32,054          $ 15.049789     $   482,406      1.4%          (0.41)%     04/17/01
2000
  Oncore & Firstar Oncore Flex.....           24,021          $ 14.937157     $   358,808      1.5%          16.49%
  Oncore & Firstar Oncore Value....           19,554          $ 15.175006     $   296,725      0.9%          17.18%
  Oncore & Firstar Oncore
     Premier.......................           94,561          $ 14.976435     $ 1,416,191      1.4%          16.61%
  Oncore & Firstar Oncore Xtra.....           27,796          $ 14.976435     $   416,287      1.4%          16.61%
1999
  Oncore & Firstar Oncore Flex.....           22,316          $ 12.822212     $   286,146      1.5%          20.28%
  Oncore & Firstar Oncore Value....           15,238          $ 12.949634     $   197,323      0.9%          21.00%
  Oncore & Firstar Oncore
     Premier.......................           48,771          $ 12.843310     $   626,381      1.4%          20.40%
1998
  Oncore Flex......................            3,518          $ 10.660198     $    37,505      1.5%           6.60%      05/01/98
  Oncore Value.....................            2,810          $ 10.702534     $    30,079      0.9%           7.03%      05/01/98
  Oncore Premier...................           21,659          $ 10.667226     $   231,046      1.4%           6.67%      05/01/98
SALOMON BROTHERS VARIABLE TOTAL
  RETURN SUBACCOUNT
2001
  Oncore & Firstar Oncore Flex.....           17,591          $ 10.314460     $   181,441      1.5%          (2.27)%
  Oncore & Firstar Oncore Value....           52,597          $ 10.541475     $   554,455      0.9%          (1.69)%
  Oncore & Firstar Oncore
     Premier.......................          235,953          $ 10.351859     $ 2,442,545      1.4%          (2.18)%
  Oncore & Firstar Oncore Xtra.....          143,967          $ 10.351859     $ 1,490,321      1.4%          (2.18)%
  Oncore & Firstar Oncore Lite.....            4,546          $ 10.351859     $    47,062      1.4%           0.58%      04/17/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Oncore Flex......................            5,656          $ 10.554451     $    59,696      1.5%           6.31%
  Oncore & Firstar Oncore Value....           33,657          $ 10.722596     $   360,892      0.9%           6.94%
  Oncore & Firstar Oncore
     Premier.......................          136,855          $ 10.582224     $ 1,448,222      1.4%           6.42%
  Oncore & Firstar Oncore Xtra.....            7,831          $ 10.582224     $    82,872      1.4%           6.42%
1999
  Oncore Flex......................            4,263          $  9.927581     $    42,321      1.5%          (0.71)%
  Oncore & Firstar Oncore Value....           29,385          $ 10.026301     $   294,619      0.9%          (0.12)%
  Oncore & Firstar Oncore
     Premier.......................          109,267          $  9.943926     $ 1,086,546      1.4%          (0.61)%
1998
  Oncore Flex......................            3,757          $  9.998263     $    37,560      1.5%          (0.02)%     05/01/98
  Oncore Value.....................            4,958          $ 10.037977     $    49,766      0.9%           0.38%      05/01/98
  Oncore Premier...................           28,716          $ 10.004853     $   287,296      1.4%           0.05%      05/01/98
SALOMON BROTHERS VARIABLE INVESTORS
  SUBACCOUNT
2001
  Oncore & Firstar Oncore Flex.....           62,628          $ 11.941223     $   747,853      1.5%          (5.57)%
  Oncore & Firstar Oncore Value....           32,448          $ 12.204028     $   395,995      0.9%          (5.01)%
  Oncore & Firstar Oncore
     Premier.......................          173,272          $ 11.984510     $ 2,076,578      1.4%          (5.48)%
  Oncore & Firstar Oncore Xtra.....           88,848          $ 11.984510     $ 1,064,808      1.4%          (5.48)%
  Oncore Lite......................            6,269          $ 11.984510     $    75,134      1.4%          (4.24)%     04/17/01
2000
  Oncore & Firstar Oncore Flex.....            9,729          $ 12.645960     $   123,034      1.5%          13.54%
  Oncore Value.....................           13,083          $ 12.847338     $   168,087      0.9%          14.21%
  Oncore & Firstar Oncore
     Premier.......................           46,998          $ 12.679209     $   595,890      1.4%          13.65%
  Oncore & Firstar Oncore Xtra.....           14,718          $ 12.679209     $   186,618      1.4%          13.65%
1999
  Oncore & Firstar Oncore Flex.....            7,637          $ 11.137851     $    85,060      1.5%          10.00%
  Oncore & Firstar Oncore Value....            7,741          $ 11.248581     $    87,075      0.9%          10.65%
  Oncore & Firstar Oncore
     Premier.......................           24,486          $ 11.156179     $   273,175      1.4%          10.11%
  Oncore & Firstar Oncore Xtra.....              596          $ 11.156179     $     6,646      1.4%           5.37%      11/01/99
1998
  Oncore Flex......................            4,237          $ 10.125357     $    42,901      1.5%           1.25%      05/01/98
  Oncore Value.....................            6,727          $ 10.165569     $    68,381      0.9%           1.66%      05/01/98
  Oncore Premier...................           27,822          $ 10.132029     $   281,889      1.4%           1.32%      05/01/98
STRONG OPPORTUNITY II SUBACCOUNT
2001
  Top I............................            8,307          $ 11.205725     $    93,090      1.1%          (4.76)%
  Top Tradition....................           44,704          $ 11.205725     $   500,942      1.1%          (4.76)%
  Top Plus.........................           23,185          $ 11.253894     $   260,924      0.9%          (4.57)%
  Top Spectrum.....................            3,911          $ 12.672277     $    49,565      1.4%          (5.04)%
  Top Explorer.....................           45,268          $ 11.157790     $   505,096      1.3%          (4.95)%
  Oncore & Firstar Oncore Flex.....           38,737          $ 12.626529     $   489,112      1.5%          (5.14)%
  Oncore & Firstar Oncore Value....          180,541          $ 12.904401     $ 2,329,774      0.9%          (4.57)%
  Oncore & Firstar Oncore
     Premier.......................          615,990          $ 12.672277     $ 7,805,989      1.4%          (5.04)%
  Oncore & Firstar Oncore Xtra.....          534,528          $ 12.672277     $ 6,773,672      1.4%          (5.04)%
  Oncore & Firstar Oncore Lite.....          144,783          $ 12.672277     $ 1,834,732      1.4%          (1.09)%     04/17/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Top I............................            3,464          $ 11.765451     $    40,755      1.1%           5.44%
  Top Tradition....................           28,808          $ 11.765451     $   338,941      1.1%           5.44%
  Top Plus.........................           13,525          $ 11.792516     $   159,491      0.9%           5.65%
  Investar Vision & Top Spectrum...              647          $ 13.345052     $     8,629      1.4%           5.13%
  Top Explorer.....................           31,411          $ 11.738472     $   368,711      1.3%           5.23%
  Oncore & Firstar Oncore Flex.....           24,993          $ 13.310073     $   332,665      1.5%           5.03%
  Oncore & Firstar Oncore Value....          124,830          $ 13.522012     $ 1,687,956      0.9%           5.65%
  Oncore & Firstar Oncore
     Premier.......................          353,051          $ 13.345052     $ 4,711,480      1.4%           5.13%
  Oncore & Firstar Oncore Xtra.....          192,484          $ 13.345052     $ 2,568,713      1.4%           5.13%
1999
  Top Tradition....................            1,268          $ 11.158443     $    14,154      1.1%          11.58%      11/01/99
  Investar Vision & Top Spectrum...              118          $ 12.694022     $     1,502      1.4%          11.53%      11/01/99
  Top Explorer.....................              375          $ 11.154825     $     4,180      1.3%          11.55%      11/01/99
  Oncore & Firstar Oncore Flex.....            3,803          $ 12.673177     $    48,199      1.5%          32.92%
  Oncore & Firstar Oncore Value....           43,944          $ 12.799099     $   562,442      0.9%          33.70%
  Oncore & Firstar Oncore
     Premier.......................          180,309          $ 12.694022     $ 2,288,850      1.4%          33.05%
1998
  Oncore Flex......................           42,277          $  9.534784     $   403,103      1.5%          (4.65)%     05/01/98
  Oncore Value.....................           10,471          $  9.572665     $   100,236      0.9%          (4.27)%     05/01/98
  Oncore Premier...................           28,554          $  9.541070     $   272,440      1.4%          (4.59)%     05/01/98
STRONG MULTI CAP VALUE II
  SUBACCOUNT
2001
  Top I............................              618          $ 11.296049     $     6,984      1.1%           2.98%
  Top Tradition....................           17,541          $ 11.296049     $   198,142      1.1%           2.98%
  Top Plus.........................            5,765          $ 11.344630     $    65,401      0.9%           3.19%
  Top Spectrum.....................            2,201          $  9.823899     $    21,623      1.4%           2.68%
  Top Explorer.....................           20,612          $ 11.247728     $   231,833      1.3%           2.78%
  Oncore & Firstar Oncore Flex.....           10,625          $  9.788424     $   104,005      1.5%           2.58%
  Oncore & Firstar Oncore Value....            9,576          $ 10.003931     $    95,793      0.9%           3.19%
  Oncore & Firstar Oncore
     Premier.......................          129,856          $  9.823899     $ 1,275,701      1.4%           2.68%
  Oncore & Firstar Oncore Xtra.....           63,207          $  9.823899     $   620,940      1.4%           2.68%
2000
  Top Tradition....................           27,544          $ 10.968728     $   302,119      1.1%           6.65%
  Top Plus.........................            3,752          $ 10.993977     $    41,253      0.9%           6.86%
  Top Explorer.....................           26,111          $ 10.943565     $   285,747      1.3%           6.44%
  Oncore & Firstar Oncore Flex.....            2,432          $  9.542661     $    23,208      1.5%           6.23%
  Oncore & Firstar Oncore Value....           11,183          $  9.694721     $   108,412      0.9%           6.86%
  Oncore & Firstar Oncore
     Premier.......................          151,515          $  9.567752     $ 1,449,672      1.4%           6.34%
  Oncore & Firstar Oncore Xtra.....           14,931          $  9.567752     $   142,852      1.4%           6.34%
1999
  Top Tradition....................              372          $ 10.284400     $     3,822      1.1%           2.84%      11/01/99
  Top Plus.........................            1,392          $ 10.287746     $    14,325      0.9%           2.88%      11/01/99
  Oncore & Firstar Oncore Flex.....            3,497          $  8.982623     $    31,408      1.5%          (4.30)%
  Oncore & Firstar Oncore Value....           16,693          $  9.071960     $   151,441      0.9%          (3.73)%
  Oncore & Firstar Oncore
     Premier.......................           36,065          $  8.997405     $   324,496      1.4%          (4.21)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1998
  Oncore Value.....................            1,865          $  9.423801     $    17,572      0.9%          (5.76)%     05/01/98
  Oncore Premier...................            3,481          $  9.392680     $    32,696      1.4%          (6.07)%     05/01/98
STRONG MID-CAP GROWTH II SUBACCOUNT
2001
  Top I............................            1,733          $  7.449973     $    12,912      1.1%         (31.53)%
  Top Tradition....................          132,257          $  7.449973     $   985,308      1.1%         (31.53)%
  Top Plus.........................           48,707          $  7.482075     $   364,426      0.9%         (31.39)%
  Investar Vision & Top Spectrum...           11,444          $ 12.375260     $   141,628      1.4%         (31.73)%
  Top Explorer.....................          141,857          $  7.418030     $ 1,052,301      1.3%         (31.67)%
  Oncore & Firstar Oncore Flex.....           70,801          $ 12.330516     $   873,010      1.5%         (31.80)%
  Oncore & Firstar Oncore Value....          321,910          $ 12.602189     $ 4,056,775      0.9%         (31.39)%
  Oncore & Firstar Oncore
     Premier.......................        1,468,041          $ 12.375260     $18,167,386      1.4%         (31.73)%
  Oncore & Firstar Oncore Xtra.....          763,291          $ 12.375260     $ 9,445,917      1.4%         (31.73)%
  Oncore & Firstar Oncore Lite.....           82,615          $ 12.375260     $ 1,022,388      1.4%         (14.73)%     04/17/01
2000
  Top I............................            7,173          $ 10.880657     $    78,047      1.1%         (15.76)%
  Top Tradition....................          136,549          $ 10.880657     $ 1,485,748      1.1%         (15.76)%
  Top Plus.........................           54,700          $ 10.905725     $   596,545      0.9%         (15.60)%
  Investar Vision & Top Spectrum...            9,789          $ 18.128240     $   177,450      1.4%         (16.01)%
  Top Explorer.....................          230,628          $ 10.855665     $ 2,503,618      1.3%         (15.93)%
  Oncore & Firstar Oncore Flex.....           82,985          $ 18.080685     $ 1,500,421      1.5%         (16.10)%
  Oncore & Firstar Oncore Value....          313,405          $ 18.368687     $ 5,756,839      0.9%         (15.60)%
  Oncore & Firstar Oncore
     Premier.......................        1,292,064          $ 18.128240     $23,422,853      1.4%         (16.01)%
  Oncore & Firstar Oncore Xtra.....          594,176          $ 18.128240     $10,771,357      1.4%         (16.01)%
1999
  Top I............................            1,510          $ 12.916791     $    19,500      1.1%          29.17%      11/01/99
  Top Tradition....................           15,604          $ 12.916791     $   201,548      1.1%          29.17%      11/01/99
  Top Plus.........................            5,045          $ 12.920972     $    65,188      0.9%          29.21%      11/01/99
  Investar Vision & Top Spectrum...            1,645          $ 21.584486     $    35,507      1.4%          29.11%      11/01/99
  Top Explorer.....................           14,858          $ 12.912611     $   191,859      1.3%          29.13%      11/01/99
  Oncore & Firstar Oncore Flex.....           20,343          $ 21.549079     $   438,370      1.5%          87.08%
  Oncore & Firstar Oncore Value....          150,462          $ 21.762989     $ 3,274,514      0.9%          88.19%
  Oncore & Firstar Oncore
     Premier.......................          505,192          $ 21.584486     $10,904,322      1.4%          87.26%
  Oncore & Firstar Oncore Xtra.....            9,305          $ 21.584486     $   200,840      1.4%          29.11%      11/01/99
1998
  Oncore Value.....................           10,255          $ 11.564594     $   118,595      0.9%          15.65%      05/01/98
  Oncore Premier...................           42,782          $ 11.526465     $   493,123      1.4%          15.26%      05/01/98
MORGAN STANLEY UNIVERSAL FIXED
  INCOME SUBACCOUNT
2001
  Oncore & Firstar Oncore Flex.....           26,172          $ 11.929215     $   312,212      1.5%           7.70%
  Oncore & Firstar Oncore Value....           48,463          $ 12.191749     $   590,853      0.9%           8.34%
  Oncore & Firstar Oncore
     Premier.......................          332,091          $ 11.972451     $ 3,975,944      1.4%           7.80%
  Oncore & Firstar Oncore Xtra.....            3,512          $ 11.972451     $    42,044      1.4%           7.80%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Oncore Flex......................           30,755          $ 11.076812     $   340,666      1.5%           9.45%
  Oncore & Firstar Oncore Value....           56,923          $ 11.253314     $   640,574      0.9%          10.10%
  Oncore & Firstar Oncore
     Premier.......................          394,328          $ 11.105951     $ 4,379,391      1.4%           9.55%
  Oncore & Xtra....................            3,582          $ 11.105951     $    39,778      1.4%           9.55%
1999
  Oncore Flex......................           30,259          $ 10.120748     $   306,246      1.5%          (3.08)%
  Oncore & Firstar Oncore Value....           51,044          $ 10.221395     $   521,742      0.9%          (2.51)%
  Oncore & Firstar Oncore
     Premier.......................          330,040          $ 10.137397     $ 3,345,751      1.4%          (2.99)%
  Oncore Xtra......................              976          $ 10.137397     $     9,892      1.4%          (0.75)%     11/01/99
1998
  Oncore Flex......................            3,925          $ 10.442562     $    40,987      1.5%           4.43%      05/01/98
  Oncore Value.....................            3,905          $ 10.484025     $    40,937      0.9%           4.84%      05/01/98
  Oncore Premier...................           44,089          $ 10.449435     $   460,701      1.4%           4.49%      05/01/98
MORGAN STANLEY UNIVERSAL US REAL
  ESTATE SUBACCOUNT
2001
  Top I............................              365          $ 14.094975     $     5,144      1.1%           8.64%
  Top Tradition....................           13,869          $ 14.094975     $   195,489      1.1%           8.64%
  Top Plus.........................            1,196          $ 14.155556     $    16,928      0.9%           8.86%
  Top Spectrum.....................           10,323          $ 11.997048     $   123,850      1.4%           8.32%
  Top Explorer.....................            3,884          $ 14.034732     $    54,514      1.3%           8.42%
  Oncore & Firstar Oncore Flex.....            3,776          $ 11.953743     $    45,142      1.5%           8.21%
  Oncore & Firstar Oncore Value....           15,975          $ 12.216854     $   195,159      0.9%           8.86%
  Oncore & Firstar Oncore
     Premier.......................           73,851          $ 11.997048     $   885,982      1.4%           8.32%
  Oncore & Firstar Oncore Xtra.....            3,123          $ 11.997048     $    37,472      1.4%           8.32%
2000
  Top I............................            6,574          $ 12.974045     $    85,291      1.1%          27.87%
  Top Tradition....................           34,794          $ 12.974045     $   451,421      1.1%          27.87%
  Top Plus.........................              259          $ 13.003900     $     3,363      0.9%          28.12%
  Investar Vision & Top Spectrum...           11,549          $ 11.075951     $   127,911      1.4%          27.49%
  Top Explorer.....................            4,345          $ 12.944308     $    56,241      1.3%          27.61%
  Oncore & Firstar Oncore Flex.....            3,787          $ 11.046907     $    41,838      1.5%          27.36%
  Oncore & Firstar Oncore Value....           25,564          $ 11.222911     $   286,904      0.9%          28.12%
  Oncore & Firstar Oncore
     Premier.......................          125,785          $ 11.075951     $ 1,393,189      1.4%          27.49%
  Oncore Xtra......................            3,126          $ 11.075951     $    34,626      1.4%          27.49%
1999
  Top Tradition....................            2,245          $ 10.146637     $    22,781      1.1%           1.47%      11/01/99
  Top Plus.........................            1,072          $ 10.149941     $    10,881      0.9%           1.50%      11/01/99
  Investar Vision & Top Spectrum...            3,270          $  8.687826     $    28,408      1.4%           1.42%      11/01/99
  Top Explorer.....................              197          $ 10.143343     $     2,000      1.3%           1.43%      11/01/99
  Oncore & Firstar Oncore Flex.....            1,698          $  8.673554     $    14,725      1.5%          (2.93)%
  Oncore & Firstar Oncore Value....           13,366          $  8.759824     $   117,088      0.9%          (2.35)%
  Oncore & Firstar Oncore
     Premier.......................           28,422          $  8.687826     $   246,926      1.4%          (2.83)%
1998
  Oncore Premier...................            9,691          $  8.941071     $    86,646      1.4%         (10.59)%     05/01/98

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
MORGAN STANLEY UNIVERSAL VALUE
  SUBACCOUNT
2001
  Oncore Flex......................            4,627          $ 10.551021     $    48,823      1.5%           0.75%
  Oncore Value.....................           15,465          $ 10.783192     $   166,758      0.9%           1.35%
  Oncore & Firstar Oncore
     Premier.......................           83,555          $ 10.589267     $   884,781      1.4%           0.85%
  Oncore & Firstar Oncore Xtra.....           15,876          $ 10.589267     $   168,120      1.4%           0.85%
2000
  Oncore Flex......................            6,697          $ 10.472537     $    70,139      1.5%          23.11%
  Oncore Value.....................           18,756          $ 10.639299     $   199,547      0.9%          23.84%
  Oncore & Firstar Oncore
     Premier.......................           89,566          $ 10.500086     $   940,455      1.4%          23.23%
  Oncore Xtra......................            6,941          $ 10.500086     $    72,881      1.4%          23.23%
1999
  Oncore Flex......................            4,534          $  8.506511     $    38,570      1.5%          (3.27)%
  Oncore Value.....................           11,662          $  8.591085     $   100,186      0.9%          (2.69)%
  Oncore & Firstar Oncore
     Premier.......................           89,812          $  8.520515     $   765,247      1.4%          (3.17)%
1998
  Oncore Value.....................            2,408          $  8.828718     $    21,264      0.9%         (11.71)%     05/01/98
  Oncore Premier...................           45,544          $  8.799574     $   400,764      1.4%         (12.00)%     05/01/98
MORGAN STANLEY UNIVERSAL EMERGING
  MKT. DEBT SUBACCOUNT
2001
  Oncore & Firstar Oncore Value....            5,107          $ 10.414207     $    53,187      0.9%           9.11%
  Oncore & Firstar Oncore
     Premier.......................           12,854          $ 10.226805     $   131,454      1.4%           8.57%
  Oncore & Firstar Oncore Xtra.....            2,379          $ 10.226805     $    24,326      1.4%           8.57%
2000
  Oncore & Firstar Oncore Value....            8,544          $  9.544453     $    81,547      0.9%          10.40%
  Oncore & Firstar Oncore
     Premier.......................           20,917          $  9.419421     $   197,029      1.4%           9.85%
  Oncore Xtra......................              761          $  9.419421     $     7,167      1.4%           9.85%
1999
  Oncore & Firstar Oncore Value....            5,903          $  8.645671     $    51,038      0.9%          28.22%
  Oncore & Firstar Oncore
     Premier.......................           15,043          $  8.574587     $   128,986      1.4%          27.59%
1998
  Oncore Premier...................            1,131          $  6.720380     $     7,599      1.4%         (32.80)%     05/01/98
GOLDMAN SACHS VIT GROWTH & INCOME
  SUBACCOUNT
2001
  Top I............................            1,419          $  8.878447     $    12,601      1.1%         (10.33)%
  Top Tradition....................           19,256          $  8.878447     $   170,961      1.1%         (10.33)%
  Top Plus.........................              916          $  8.916630     $     8,171      0.9%         (10.15)%
  Top Explorer.....................           15,077          $  8.840448     $   133,290      1.3%         (10.51)%
  Oncore & Firstar Oncore Flex.....           40,776          $  7.702095     $   314,064      1.5%         (10.69)%
  Oncore & Firstar Oncore Value....           79,514          $  7.871689     $   625,912      0.9%         (10.15)%
  Oncore & Firstar Oncore
     Premier.......................          309,046          $  7.730038     $ 2,388,929      1.4%         (10.60)%
  Oncore & Firstar Oncore Xtra.....          235,382          $  7.730038     $ 1,819,503      1.4%         (10.60)%
  Oncore Lite......................           17,578          $  7.730038     $   135,881      1.4%          (1.77)%     04/17/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Top I............................            1,413          $  9.901207     $    13,988      1.1%          (5.72)%
  Top Tradition....................           18,028          $  9.901207     $   178,500      1.1%          (5.72)%
  Top Plus.........................            1,461          $  9.923988     $    14,501      0.9%          (5.54)%
  Top Explorer.....................            3,392          $  9.878486     $    33,504      1.3%          (5.91)%
  Oncore & Firstar Oncore Flex.....           34,930          $  8.623584     $   301,225      1.5%          (6.09)%
  Oncore & Firstar Oncore Value....           91,361          $  8.760996     $   800,416      0.9%          (5.54)%
  Oncore & Firstar Oncore
     Premier.......................          264,785          $  8.646279     $ 2,289,397      1.4%          (6.00)%
  Oncore & Firstar Oncore Xtra.....           75,055          $  8.646279     $   648,949      1.4%          (6.00)%
1999
  Top I............................               81          $ 10.502077     $       847      1.1%           5.02%      11/01/99
  Top Tradition....................            2,420          $ 10.502077     $    25,418      1.1%           5.02%      11/01/99
  Top Explorer.....................               15          $ 10.498657     $       157      1.3%           4.99%      11/01/99
  Oncore Flex......................           32,934          $  9.183018     $   302,437      1.5%           3.85%
  Oncore & Firstar Oncore Value....           70,594          $  9.274350     $   654,710      0.9%           4.47%
  Oncore & Firstar Oncore
     Premier.......................          194,264          $  9.198141     $ 1,786,875      1.4%           3.96%
1998
  Oncore Flex......................           10,579          $  8.842262     $    93,544      1.5%         (11.58)%     05/01/98
  Oncore Value.....................           24,326          $  8.877426     $   215,949      0.9%         (11.23)%     05/01/98
  Oncore Premier...................           49,518          $  8.848103     $   438,140      1.4%         (11.52)%     05/01/98
GOLDMAN SACHS VIT CORE US EQUITY
  SUBACCOUNT
2001
  Top I............................               83          $  8.506573     $       707      1.1%         (12.91)%
  Top Tradition....................           11,782          $  8.506573     $   100,228      1.1%         (12.91)%
  Top Plus.........................            3,786          $  8.543146     $    32,343      0.9%         (12.73)%
  Investar Vision & Top Spectrum...           12,090          $  9.664349     $   116,847      1.4%         (13.17)%
  Top Explorer.....................           20,857          $  8.470176     $   176,658      1.3%         (13.08)%
  Oncore & Firstar Oncore Flex.....           46,745          $  9.629429     $   450,132      1.5%         (13.25)%
  Oncore & Firstar Oncore Value....           99,007          $  9.841404     $   974,364      0.9%         (12.73)%
  Oncore & Firstar Oncore
     Premier.......................          423,371          $  9.664349     $ 4,091,606      1.4%         (13.17)%
  Oncore & Firstar Oncore Xtra.....          231,011          $  9.664349     $ 2,232,569      1.4%         (13.17)%
  Oncore Lite......................            9,168          $  9.664349     $    88,599      1.4%          (3.70)%     04/17/01
2000
  Top I............................               38          $  9.767104     $       369      1.1%         (10.60)%
  Top Tradition....................           15,496          $  9.767104     $   151,349      1.1%         (10.60)%
  Top Plus.........................            2,471          $  9.789574     $    24,189      0.9%         (10.42)%
  Investar Vision & Top Spectrum...           12,704          $ 11.129638     $   141,394      1.4%         (10.86)%
  Top Explorer.....................           27,155          $  9.744700     $   264,617      1.3%         (10.77)%
  Oncore & Firstar Oncore Flex.....           50,813          $ 11.100434     $   564,047      1.5%         (10.95)%
  Oncore & Firstar Oncore Value....          111,950          $ 11.277239     $ 1,262,491      0.9%         (10.42)%
  Oncore & Firstar Oncore
     Premier.......................          387,430          $ 11.129638     $ 4,311,962      1.4%         (10.86)%
  Oncore Xtra......................           75,569          $ 11.129638     $   841,050      1.4%         (10.86)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1999
  Top I............................            6,751          $ 10.924941     $    73,750      1.1%           9.25%      11/01/99
  Top Tradition....................            1,589          $ 10.928488     $    17,364      0.9%           9.28%      11/01/99
  Top Plus.........................            9,482          $ 12.485861     $   118,393      1.4%           9.20%      11/01/99
  Top Explorer.....................            3,761          $ 10.921392     $    41,072      1.3%           9.21%      11/01/99
  Oncore Flex......................           31,465          $ 12.465356     $   392,228      1.5%          22.47%
  Oncore & Firstar Oncore Value....           83,199          $ 12.589226     $ 1,047,417      0.9%          23.19%
  Oncore & Firstar Oncore
     Premier.......................          243,486          $ 12.485861     $ 3,040,144      1.4%          22.59%
  Oncore Xtra......................            7,270          $ 12.485861     $    90,767      1.4%           9.20%      11/01/99
1998
  Oncore Flex......................           13,701          $ 10.178701     $   139,461      1.5%           1.79%      05/01/98
  Oncore Value.....................           21,555          $ 10.219123     $   220,277      0.9%           2.19%      05/01/98
  Oncore Premier...................           48,081          $ 10.185409     $   489,723      1.4%           1.85%      05/01/98
GOLDMAN SACHS VIT GLOBAL INCOME
  SUBACCOUNT
2001
  Oncore & Firstar Oncore Flex.....           15,465          $ 11.427883     $   176,732      1.5%           3.25%
  Oncore & Firstar Oncore Value....           35,579          $ 11.679374     $   415,540      0.9%           3.86%
  Oncore & Firstar Oncore
     Premier.......................          156,735          $ 11.469316     $ 1,797,641      1.4%           3.35%
  Oncore & Firstar Oncore Xtra.....          102,601          $ 11.469316     $ 1,176,773      1.4%           3.35%
  Oncore & Firstar Oncore Lite.....           18,686          $ 11.469316     $   214,312      1.4%           1.80%      04/17/01
2000
  Oncore & Firstar Oncore Flex.....           16,794          $ 11.068437     $   185,882      1.5%           7.45%
  Oncore & Firstar Oncore Value....           11,929          $ 11.244801     $   134,139      0.9%           8.08%
  Oncore & Firstar Oncore
     Premier.......................           93,629          $ 11.097566     $ 1,039,058      1.4%           7.55%
  Oncore Xtra......................           16,840          $ 11.097566     $   186,879      1.4%           7.55%
1999
  Oncore Flex......................           13,311          $ 10.301425     $   137,127      1.5%          (2.48)%
  Oncore Value.....................            8,472          $ 10.403879     $    88,146      0.9%          (1.90)%
  Oncore & Firstar Oncore
     Premier.......................           52,098          $ 10.318388     $   537,560      1.4%          (2.38)%
1998
  Oncore Value.....................            1,759          $ 10.604929     $    18,657      0.9%           6.05%      05/01/98
  Oncore Premier...................            6,044          $ 10.569939     $    63,886      1.4%           5.70%      05/01/98
GOLDMAN SACHS VIT CAPITAL GROWTH
  SUBACCOUNT
2001
  Top I............................              106          $  8.608436     $       915      1.1%         (15.40)%
  Top Tradition....................           18,972          $  8.608436     $   163,323      1.1%         (15.40)%
  Top Plus.........................            7,509          $  8.645455     $    64,916      0.9%         (15.23)%
  Investar Vision & Top Spectrum...           47,707          $ 11.117097     $   530,366      1.4%         (15.65)%
  Top Explorer.....................           11,056          $  8.571580     $    94,768      1.3%         (15.57)%
  Oncore & Firstar Oncore Flex.....           16,103          $ 10.702228     $   172,334      1.5%         (15.73)%
  Oncore & Firstar Oncore Value....           62,797          $ 10.937818     $   686,862      0.9%         (15.23)%
  Oncore & Firstar Oncore
     Premier.......................          310,825          $ 10.741026     $ 3,338,583      1.4%         (15.65)%
  Oncore & Firstar Oncore Xtra.....          142,219          $ 10.741026     $ 1,527,575      1.4%         (15.65)%
  Oncore Lite......................           14,354          $ 10.741026     $   154,177      1.4%          (5.71)%     04/17/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Top I............................              118          $ 10.175293     $     1,201      1.1%          (8.97)%
  Top Tradition....................           17,879          $ 10.175293     $   181,922      1.1%          (8.97)%
  Top Plus.........................            2,166          $ 10.198702     $    22,085      0.9%          (8.79)%
  Investar Vision & Top Spectrum...           50,896          $ 13.179906     $   670,800      1.4%          (9.24)%
  Top Explorer.....................            9,008          $ 10.151952     $    91,451      1.3%          (9.15)%
  Oncore & Firstar Oncore Flex.....           28,384          $ 12.700662     $   360,499      1.5%          (9.33)%
  Oncore & Firstar Oncore Value....           46,512          $ 12.902912     $   600,135      0.9%          (8.79)%
  Oncore & Firstar Oncore
     Premier.......................          294,575          $ 12.734037     $ 3,751,143      1.4%          (9.24)%
  Oncore Xtra......................           62,243          $ 12.734037     $   792,604      1.4%          (9.24)%
1999
  Top Tradition....................            7,407          $ 11.178377     $    82,796      1.1%          11.78%      11/01/99
  Investar Vision & Top Spectrum...           55,854          $ 14.522089     $   811,111      1.4%          25.38%
  Top Explorer.....................              526          $ 11.174753     $     5,882      1.3%          11.75%      11/01/99
  Oncore & Firstar Oncore Flex.....            8,621          $ 14.007791     $   120,767      1.5%          25.26%
  Oncore Value.....................           28,310          $ 14.146953     $   400,501      0.9%          26.00%
  Oncore & Firstar Oncore
     Premier.......................          216,873          $ 14.030812     $ 3,042,902      1.4%          25.38%
  Oncore Xtra......................               37          $ 14.030812     $       520      1.4%          11.73%      11/01/99
1998
  Investar Vision & Top Spectrum...           36,645          $ 11.582489     $   424,441      1.4%          15.82%      05/27/98
  Oncore Value.....................           15,484          $ 11.227684     $   173,853      0.9%          12.28%      05/01/98
  Oncore Premier...................           41,158          $ 11.190658     $   460,586      1.4%          11.91%      05/01/98
LAZARD RETIREMENT EMERGING MARKET
  SUBACCOUNT
2001
  Top Tradition....................           12,483          $  8.357476     $   104,325      1.1%          (6.11)%
  Top Plus.........................            1,047          $  8.393462     $     8,787      0.9%          (5.93)%
  Investar Vision & Top Spectrum...           32,274          $  7.623890     $   246,050      1.4%          (6.39)%
  Top Explorer.....................           54,145          $  8.321677     $   450,579      1.3%          (6.30)%
  Oncore & Firstar Oncore Flex.....            6,437          $  7.605066     $    48,953      1.5%          (6.49)%
  Oncore & Firstar Oncore Value....           42,948          $  7.719036     $   331,515      0.9%          (5.93)%
  Oncore & Firstar Oncore
     Premier.......................           67,943          $  7.623890     $   518,001      1.4%          (6.39)%
  Oncore Xtra......................           12,782          $  7.623890     $    97,446      1.4%          (6.39)%
2000
  Top Tradition....................           11,322          $  8.901738     $   100,784      1.1%         (28.86)%
  Top Plus.........................            1,167          $  8.922265     $    10,417      0.9%         (28.71)%
  Investar Vision & Top Spectrum...           43,587          $  8.144687     $   355,004      1.4%         (29.07)%
  Top Explorer.....................           51,070          $  8.881291     $   453,564      1.3%         (29.00)%
  Oncore & Firstar Oncore Flex.....           10,112          $  8.132649     $    82,240      1.5%         (29.14)%
  Oncore & Firstar Oncore Value....           24,583          $  8.205354     $   201,709      0.9%         (28.71)%
  Oncore & Firstar Oncore
     Premier.......................           63,056          $  8.144687     $   513,573      1.4%         (29.07)%
  Oncore Xtra......................           22,177          $  8.144687     $   180,625      1.4%         (29.07)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1999
  Top Tradition....................            7,037          $ 12.512192     $    88,054      1.1%          25.12%      11/01/99
  Investar Vision & Top Spectrum...           43,692          $ 11.482079     $   501,679      1.4%          25.06%      11/01/99
  Top Explorer.....................           67,420          $ 12.508143     $   843,293      1.3%          25.08%      11/01/99
  Oncore Flex......................            2,966          $ 11.476404     $    34,034      1.5%          14.76%      07/01/99
  Oncore & Firstar Oncore Value....            6,709          $ 11.510559     $    77,220      0.9%          15.11%      07/01/99
  Oncore & Firstar Oncore
     Premier.......................           21,474          $ 11.482079     $   246,575      1.4%          14.82%      07/01/99
LAZARD RETIREMENT SMALL CAP
  SUBACCOUNT
2001
  Top I............................            5,795          $ 14.804778     $    85,796      1.1%          17.33%
  Top Tradition....................           54,750          $ 14.804778     $   810,563      1.1%          17.33%
  Top Plus.........................           20,065          $ 14.868406     $   298,331      0.9%          17.57%
  Top Spectrum.....................            2,946          $ 12.971690     $    38,213      1.4%          16.98%
  Top Explorer.....................           59,793          $ 14.741471     $   881,439      1.3%          17.10%
  Oncore & Firstar Oncore Flex.....            8,258          $ 12.939715     $   106,852      1.5%          16.87%
  Oncore & Firstar Oncore Value....           60,187          $ 13.133345     $   790,458      0.9%          17.57%
  Oncore & Firstar Oncore
     Premier.......................          230,069          $ 12.971690     $ 2,984,377      1.4%          16.98%
  Oncore & Firstar Oncore Xtra.....          195,238          $ 12.971690     $ 2,532,586      1.4%          16.98%
  Oncore & Firstar Oncore Lite.....           10,077          $ 12.971690     $   130,710      1.4%          20.44%      04/17/01
2000
  Top Tradition....................            7,263          $ 12.617728     $    91,645      1.1%          19.74%
  Top Plus.........................            1,113          $ 12.646744     $    14,071      0.9%          19.97%
  Top Explorer.....................           13,745          $ 12.588791     $   173,031      1.3%          19.50%
  Oncore Flex......................            1,890          $ 11.072119     $    20,928      1.5%          19.26%
  Oncore Value.....................            9,081          $ 11.170949     $   101,445      0.9%          19.97%
  Oncore & Firstar Oncore
     Premier.......................           39,466          $ 11.088474     $   437,613      1.4%          19.38%
  Oncore & Firstar Oncore Xtra.....           11,770          $ 11.088474     $   130,513      1.4%          19.38%
1999
  Top Tradition....................              875          $ 10.538021     $     9,219      1.1%           5.38%      11/01/99
  Top Plus.........................              299          $ 10.541450     $     3,149      0.9%           5.41%      11/01/99
  Top Explorer.....................              712          $ 10.534599     $     7,506      1.3%           5.35%      11/01/99
  Oncore & Firstar Oncore Value....            1,275          $  9.311327     $    11,870      0.9%          (6.89)%     07/01/99
  Oncore & Firstar Oncore
     Premier.......................           11,325          $  9.288255     $   105,196      1.4%          (7.12)%     07/01/99
PRUDENTIAL 20/20 FOCUS CL 2
  SUBACCOUNT
2001
  Oncore & Firstar Oncore Flex.....            3,686          $  9.443234     $    34,808      1.5%          (2.77)%
  Oncore & Firstar Oncore Value....            5,108          $  9.555500     $    48,809      0.9%          (2.19)%
  Oncore & Firstar Oncore
     Premier.......................           71,494          $  9.461789     $   676,467      1.4%          (2.68)%
  Oncore & Firstar Oncore Xtra.....           26,650          $  9.461789     $   252,154      1.4%          (2.68)%
  Oncore Lite......................            3,204          $  9.461789     $    30,311      1.4%          (1.28)%     04/17/01
2000
  Oncore Flex......................            1,781          $  9.712555     $    17,298      1.5%          (2.87)%     01/04/00
  Oncore Value.....................            3,427          $  9.769522     $    33,476      0.9%          (2.30)%     01/04/00
  Oncore & Firstar Oncore
     Premier.......................           42,030          $  9.721993     $   408,623      1.4%          (2.78)%     01/04/00
  Oncore Xtra......................            9,244          $  9.721993     $    89,867      1.4%          (2.78)%     01/04/00

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
PRUDENTIAL JENNISON CL 2 SUBACCOUNT
2001
  Oncore & Firstar Oncore Flex.....           10,192          $  6.863855     $    69,957      1.5%         (19.82)%
  Oncore & Firstar Oncore Value....           42,197          $  6.945545     $   293,082      0.9%         (19.33)%
  Oncore & Firstar Oncore
     Premier.......................          460,025          $  6.877368     $ 3,163,761      1.4%         (19.74)%
  Oncore & Firstar Oncore Xtra.....          308,693          $  6.877368     $ 2,122,996      1.4%         (19.74)%
  Oncore Lite......................            3,341          $  6.877368     $    22,978      1.4%          (5.58)%     04/17/01
2000
  Oncore & Firstar Oncore Flex.....           14,322          $  8.560049     $   122,601      1.5%         (14.40)%     01/04/00
  Oncore & Firstar Oncore Value....           31,339          $  8.610292     $   269,841      0.9%         (13.90)%     01/04/00
  Oncore & Firstar Oncore
     Premier.......................          278,764          $  8.568376     $ 2,388,557      1.4%         (14.32)%     01/04/00
  Oncore & Firstar Oncore Xtra.....          113,644          $  8.568376     $   973,736      1.4%         (14.32)%     01/04/00
BRINSON STRATEGIC INCOME CL I
  SUBACCOUNT (NOTE 7)
2000
  Oncore & Firstar Oncore Flex.....            1,210          $  9.905889     $    11,986      1.5%          (0.69)%
  Oncore Value.....................            8,623          $  9.994321     $    86,183      0.9%          (0.10)%
  Oncore & Firstar Oncore
     Premier.......................           33,146          $  9.920537     $   328,826      1.4%          (0.59)%
  Oncore & Firstar Oncore Xtra.....           16,142          $  9.920537     $   160,132      1.4%          (0.59)%
1999
  Firstar Oncore Flex..............              782          $  9.974528     $     7,804      1.5%          (0.25)%     07/01/99
  Oncore Value.....................            1,756          $ 10.004230     $    17,566      0.9%           0.04%      07/01/99
  Oncore & Firstar Oncore
     Premier.......................           10,075          $  9.979456     $   100,536      1.4%          (0.21)%     07/01/99
BRINSON GROWTH & INCOME CL I
  SUBACCOUNT (NOTE 7)
2000
  Oncore & Firstar Oncore Flex.....           10,561          $  9.854619     $   104,077      1.5%          (6.18)%
  Oncore & Firstar Oncore Value....            4,385          $  9.942579     $    43,601      0.9%          (5.63)%
  Oncore & Firstar Oncore
     Premier.......................          105,443          $  9.869169     $ 1,040,639      1.4%          (6.09)%
  Oncore & Firstar Oncore Xtra.....           33,649          $  9.869169     $   332,075      1.4%          (6.09)%
1999
  Oncore & Firstar Oncore Flex.....            7,311          $ 10.503936     $    76,796      1.5%           5.04%      07/01/99
  Oncore Value.....................            2,477          $ 10.535221     $    26,095      0.9%           5.35%      07/01/99
  Oncore & Firstar Oncore
     Premier.......................           48,244          $ 10.509120     $   506,997      1.4%           5.09%      07/01/99
BRINSON TACTICAL ALLOCATION CL I
  SUBACCOUNT
2001
  Oncore & Firstar Oncore Flex.....           80,744          $  8.692861     $   701,893      1.5%         (13.85)%
  Oncore & Firstar Oncore Value....           74,273          $  8.822999     $   655,309      0.9%         (13.33)%
  Oncore & Firstar Oncore
     Premier.......................          746,759          $  8.714367     $ 6,507,533      1.4%         (13.76)%
  Oncore & Firstar Oncore Xtra.....          416,163          $  8.714367     $ 3,626,605      1.4%         (13.76)%
  Oncore Lite......................           34,619          $  8.714367     $   301,682      1.4%          (4.30)%     04/17/01
2000
  Oncore Flex......................           95,153          $ 10.090074     $   960,104      1.5%          (3.57)%
  Oncore Value.....................           31,615          $ 10.180141     $   321,850      0.9%          (3.00)%
  Oncore & Firstar Oncore
     Premier.......................          490,553          $ 10.104990     $ 4,957,022      1.4%          (3.48)%
  Oncore & Firstar Oncore Xtra.....          115,408          $ 10.104990     $ 1,166,196      1.4%          (3.48)%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
1999
  Oncore Flex......................           84,698          $ 10.464132     $   886,292      1.5%           4.64%      07/01/99
  Oncore Value.....................            8,361          $ 10.495301     $    87,756      0.9%           4.95%      07/01/99
  Oncore & Firstar Oncore
     Premier.......................          111,918          $ 10.469307     $ 1,171,703      1.4%           4.69%      07/01/99
  Oncore Xtra......................            2,261          $ 10.469307     $    23,666      1.4%           6.94%      11/01/99
BRINSON SMALL CAP CL I SUBACCOUNT
  (NOTE 7)
2000
  Oncore & Firstar Oncore Value....            2,656          $ 12.237315     $    32,505      0.9%          13.13%
  Oncore & Firstar Oncore
     Premier.......................           38,496          $ 12.147002     $   467,615      1.4%          12.57%
  Oncore Xtra......................            6,088          $ 12.147002     $    73,941      1.4%          12.57%
1999
  Oncore Flex......................              116          $ 10.784880     $     1,255      1.5%           7.85%      07/01/99
  Oncore Premier...................           11,820          $ 10.790213     $   127,534      1.4%           7.90%      07/01/99
PBHG TECHNOLOGY & COMMUNICATIONS
  SUBACCOUNT
2001
  Top I............................            5,945          $  2.520168     $    14,982      1.1%         (52.84)%
  Top Tradition....................           89,491          $  2.520168     $   225,532      1.1%         (52.84)%
  Top Plus.........................           20,410          $  2.528557     $    51,607      0.9%         (52.75)%
  Investar Vision & Top Spectrum...            4,693          $  2.507635     $    11,769      1.4%         (52.98)%
  Top Explorer.....................           95,767          $  2.511810     $   240,548      1.3%         (52.94)%
  Oncore & Firstar Oncore Flex.....           33,099          $  2.503488     $    82,863      1.5%         (53.03)%
  Oncore & Firstar Oncore Value....          135,208          $  2.528557     $   341,881      0.9%         (52.75)%
  Oncore & Firstar Oncore
     Premier.......................          799,693          $  2.507635     $ 2,005,339      1.4%         (52.98)%
  Oncore & Firstar Oncore Xtra.....          701,061          $  2.507635     $ 1,758,006      1.4%         (52.98)%
  Oncore Lite......................           17,191          $  2.507635     $    43,108      1.4%         (22.13)%     04/17/01
2000
  Top I............................           11,257          $  5.343997     $    60,158      1.1%         (45.56)%     05/01/00
  Top Tradition....................           87,810          $  5.343997     $   469,254      1.1%         (45.56)%     05/01/00
  Top Plus.........................           18,409          $  5.351043     $    98,509      0.9%         (46.49)%     05/01/00
  Investar Vision & Top Spectrum...            5,248          $  5.333449     $    27,989      1.4%         (46.67)%     05/01/00
  Top Explorer.....................           91,261          $  5.336962     $   487,059      1.3%         (46.63)%     05/01/00
  Oncore & Firstar Oncore Flex.....           31,721          $  5.329950     $   169,074      1.5%         (46.70)%     05/01/00
  Oncore & Firstar Oncore Value....           75,715          $  5.351043     $   405,157      0.9%         (46.49)%     05/01/00
  Oncore & Firstar Oncore
     Premier.......................          388,743          $  5.333449     $ 2,073,334      1.4%         (46.67)%     05/01/00
  Oncore & Firstar Oncore Xtra.....          215,666          $  5.333449     $ 1,150,244      1.4%         (46.67)%     05/01/00

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
FIDELITY VIP SERVICE CL 2 MID-CAP
  III SUBACCOUNT
2001
  Top I............................            1,489          $ 10.657617     $    15,871      1.1%          (4.57)%
  Top Tradition....................           59,049          $ 10.657617     $   629,321      1.1%          (4.57)%
  Top Plus.........................           29,783          $ 10.692863     $   318,466      0.9%          (4.38)%
  Investar Vision & Top Spectrum...            1,406          $ 10.605012     $    14,915      1.4%          (4.86)%
  Top Explorer.....................           44,983          $ 10.622516     $   477,836      1.3%          (4.76)%
  Oncore & Firstar Oncore Flex.....           49,172          $ 10.587597     $   520,614      1.5%          (4.95)%
  Oncore & Firstar Oncore Value....          133,190          $ 10.692863     $ 1,424,183      0.9%          (4.38)%
  Oncore & Firstar Oncore
     Premier.......................          700,708          $ 10.605012     $ 7,431,015      1.4%          (4.86)%
  Oncore & Firstar Oncore Xtra.....          818,683          $ 10.605012     $ 8,682,138      1.4%          (4.86)%
  Oncore & Firstar Oncore Lite.....           45,694          $ 10.605012     $   484,586      1.4%           5.17%      04/17/01
2000
  Top Tradition....................           32,053          $ 11.168117     $   357,973      1.1%          11.68%      05/01/00
  Top Plus.........................            8,811          $ 11.182762     $    98,528      0.9%          11.83%      05/01/00
  Investar Vision & Top Spectrum...            1,996          $ 11.146208     $    22,251      1.4%          11.46%      05/01/00
  Top Explorer.....................           23,139          $ 11.153504     $   258,083      1.3%          11.54%      05/01/00
  Oncore & Firstar Oncore Flex.....           51,696          $ 11.138934     $   575,835      1.5%          11.39%      05/01/00
  Oncore & Firstar Oncore Value....           35,810          $ 11.182762     $   400,451      0.9%          11.83%      05/01/00
  Oncore & Firstar Oncore
     Premier.......................          326,135          $ 11.146208     $ 3,635,176      1.4%          11.46%      05/01/00
  Oncore & Firstar Oncore Xtra.....          273,279          $ 11.146208     $ 3,046,024      1.4%          11.46%      05/01/00
FIDELITY VIP SERVICE CL 2 CONTRA II
  SUBACCOUNT
2001
  Top I............................            4,044          $  8.002343     $    32,361      1.1%         (13.43)%
  Top Tradition....................           20,366          $  8.002343     $   162,975      1.1%         (13.43)%
  Top Plus.........................           17,151          $  8.028835     $   137,699      0.9%         (13.25)%
  Investar Vision & Top Spectrum...            2,725          $  7.962821     $    21,696      1.4%         (13.69)%
  Top Explorer.....................           27,636          $  7.975964     $   220,425      1.3%         (13.60)%
  Oncore & Firstar Oncore Flex.....           26,048          $  7.949721     $   207,078      1.5%         (13.77)%
  Oncore & Firstar Oncore Value....          157,198          $  8.028835     $ 1,262,118      0.9%         (13.25)%
  Oncore & Firstar Oncore
     Premier.......................          497,783          $  7.962821     $ 3,963,760      1.4%         (13.69)%
  Oncore & Firstar Oncore Xtra.....          529,099          $  7.962821     $ 4,213,122      1.4%         (13.69)%
  Oncore & Firstar Oncore Lite.....           36,987          $  7.962821     $   294,522      1.4%          (1.23)%     04/17/01
2000
  Top Tradition....................            3,208          $  9.243470     $    29,652      1.1%          (7.57)%     05/01/00
  Top Plus.........................            3,564          $  9.255605     $    32,991      0.9%          (7.44)%     05/01/00
  Top Explorer.....................           13,471          $  9.231361     $   124,356      1.3%          (7.69)%     05/01/00
  Oncore Flex......................            8,945          $  9.219287     $    82,463      1.5%          (7.81)%     05/01/00
  Oncore & Firstar Oncore Value....           44,968          $  9.255605     $   416,208      0.9%          (7.44)%     05/01/00
  Oncore & Firstar Oncore
     Premier.......................          101,377          $  9.225314     $   935,234      1.4%          (7.75)%     05/01/00
  Oncore & Firstar Oncore Xtra.....          179,099          $  9.225314     $ 1,652,246      1.4%          (7.75)%     05/01/00

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
FIDELITY VIP SERVICE CL 2 GROWTH
  SUBACCOUNT
2001
  Top I............................           12,332          $  6.881110     $    84,859      1.1%         (18.77)%
  Top Tradition....................           29,089          $  6.881110     $   200,165      1.1%         (18.77)%
  Top Plus.........................           18,402          $  6.903910     $   127,046      0.9%         (18.60)%
  Investar Vision & Top Spectrum...            5,871          $  6.847093     $    40,198      1.4%         (19.01)%
  Top Explorer.....................           54,548          $  6.858397     $   374,110      1.3%         (18.93)%
  Oncore & Firstar Oncore Flex.....          107,909          $  6.835818     $   737,644      1.5%         (19.09)%
  Oncore & Firstar Oncore Value....          134,439          $  6.903910     $   928,154      0.9%         (18.60)%
  Oncore & Firstar Oncore
     Premier.......................          983,576          $  6.847093     $ 6,734,634      1.4%         (19.01)%
  Oncore & Firstar Oncore Xtra.....        1,355,448          $  6.847093     $ 9,280,881      1.4%         (19.01)%
  Oncore & Firstar Oncore Lite.....           61,682          $  6.847093     $   422,344      1.4%          (5.73)%     04/17/01
2000
  Top I............................           10,725          $  8.470720     $    90,849      1.1%         (15.29)%     05/01/00
  Top Tradition....................           15,086          $  8.470720     $   127,792      1.1%         (15.29)%     05/01/00
  Top Plus.........................            5,624          $  8.481848     $    47,699      0.9%         (15.18)%     05/01/00
  Investar Vision & Top Spectrum...            2,663          $  8.454077     $    22,509      1.4%         (15.46)%     05/01/00
  Top Explorer.....................           35,420          $  8.459611     $   299,643      1.3%         (15.40)%     05/01/00
  Oncore & Firstar Oncore Flex.....           54,910          $  8.448543     $   463,911      1.5%         (15.51)%     05/01/00
  Oncore & Firstar Oncore Value....           42,519          $  8.481848     $   360,643      0.9%         (15.18)%     05/01/00
  Oncore & Firstar Oncore
     Premier.......................          385,385          $  8.454077     $ 3,258,078      1.4%         (15.46)%     05/01/00
  Oncore & Firstar Oncore Xtra.....        1,076,275          $  8.454077     $ 9,098,909      1.4%         (15.46)%     05/01/00
JANUS ASPEN SERVICE GROWTH
  SUBACCOUNT
2001
  Top Tradition....................           62,090          $  6.010424     $   373,188      1.1%         (25.72)%
  Top Plus.........................           67,858          $  6.030349     $   409,209      0.9%         (25.57)%
  Top Explorer.....................          138,508          $  5.990572     $   829,740      1.3%         (25.87)%
  Oncore & Firstar Oncore Flex.....          169,611          $  5.970827     $ 1,012,715      1.5%         (26.02)%
  Oncore & Firstar Oncore Value....          446,943          $  6.030349     $ 2,695,223      0.9%         (25.57)%
  Oncore & Firstar Oncore
     Premier.......................        2,409,324          $  5.980677     $14,409,391      1.4%         (25.94)%
  Oncore & Firstar Oncore Xtra.....        2,442,837          $  5.980677     $14,609,814      1.4%         (25.94)%
  Oncore & Firstar Oncore Lite.....           49,195          $  5.980677     $   294,222      1.4%         (13.53)%     04/17/01
2000
  Top Tradition....................           46,806          $  8.091770     $   378,745      1.1%         (19.08)%     05/01/00
  Top Plus.........................           36,713          $  8.102399     $   297,460      0.9%         (18.98)%     05/01/00
  Top Explorer.....................           97,082          $  8.081161     $   784,533      1.3%         (19.19)%     05/01/00
  Oncore & Firstar Oncore Flex.....          177,113          $  8.070581     $ 1,429,406      1.5%         (19.29)%     05/01/00
  Oncore & Firstar Oncore Value....          244,857          $  8.102399     $ 1,983,926      0.9%         (18.98)%     05/01/00
  Oncore & Firstar Oncore
     Premier.......................        1,584,507          $  8.075854     $12,796,252      1.4%         (19.24)%     05/01/00
  Oncore & Firstar Oncore Xtra.....        1,415,453          $  8.075854     $11,430,996      1.4%         (19.24)%     05/01/00

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
JANUS ASPEN SERVICE WORLDWIDE
  GROWTH SUBACCOUNT
2001
  Top Tradition....................           73,156          $  6.120494     $   447,753      1.1%         (23.46)%
  Top Plus.........................           48,371          $  6.140770     $   297,032      0.9%         (23.31)%
  Top Explorer.....................          182,581          $  6.100292     $ 1,113,798      1.3%         (23.62)%
  Oncore & Firstar Oncore Flex.....          501,610          $  6.080193     $ 3,049,885      1.5%         (23.77)%
  Oncore & Firstar Oncore Value....          449,841          $  6.140770     $ 2,762,371      0.9%         (23.31)%
  Oncore & Firstar Oncore
     Premier.......................        1,992,495          $  6.090225     $12,134,743      1.4%         (23.69)%
  Oncore & Firstar Oncore Xtra.....        2,395,604          $  6.090225     $14,589,771      1.4%         (23.69)%
  Oncore & Firstar Oncore Lite.....          167,728          $  6.090225     $ 1,021,499      1.4%         (10.27)%     04/17/01
2000
  Top Tradition....................           55,698          $  7.996944     $   445,415      1.1%         (20.03)%     05/01/00
  Top Plus.........................           30,617          $  8.007454     $   245,168      0.9%         (19.93)%     05/01/00
  Top Explorer.....................          116,761          $  7.986452     $   932,506      1.3%         (20.14)%     05/01/00
  Oncore & Firstar Oncore Flex.....           89,498          $  7.975998     $   713,836      1.5%         (20.24)%     05/01/00
  Oncore & Firstar Oncore Value....          263,203          $  8.007454     $ 2,107,589      0.9%         (19.93)%     05/01/00
  Oncore & Firstar Oncore
     Premier.......................        1,107,400          $  7.981218     $ 8,838,404      1.4%         (20.19)%     05/01/00
  Oncore & Firstar Oncore Xtra.....        1,220,515          $  7.981218     $ 9,741,187      1.4%         (20.19)%     05/01/00
JANUS ASPEN SERVICE BALANCED
  SUBACCOUNT
2001
  Top Tradition....................           45,265          $  9.160280     $   414,643      1.1%          (5.95)%
  Top Plus.........................           76,989          $  9.190598     $   707,577      0.9%          (5.76)%
  Top Explorer.....................          163,510          $  9.130104     $ 1,492,867      1.3%          (6.13)%
  Oncore & Firstar Oncore Flex.....          149,183          $  9.100077     $ 1,357,576      1.5%          (6.32)%
  Oncore & Firstar Oncore Value....          360,002          $  9.190598     $ 3,308,632      0.9%          (5.76)%
  Oncore & Firstar Oncore
     Premier.......................        2,990,319          $  9.115046     $27,256,899      1.4%          (6.23)%
  Oncore & Firstar Oncore Xtra.....        2,354,358          $  9.115046     $21,460,068      1.4%          (6.23)%
  Oncore & Firstar Oncore Lite.....          198,397          $  9.115046     $ 1,808,402      1.4%          (1.20)%     04/17/01
2000
  Top Tradition....................           15,548          $  9.739381     $   151,426      1.1%          (2.61)%     05/01/00
  Top Plus.........................           34,442          $  9.752162     $   335,884      0.9%          (2.48)%     05/01/00
  Top Explorer.....................           75,818          $  9.726623     $   737,456      1.3%          (2.73)%     05/01/00
  Oncore & Firstar Oncore Flex.....           92,866          $  9.713907     $   902,095      1.5%          (2.86)%     05/01/00
  Oncore & Firstar Oncore Value....          197,562          $  9.752162     $ 1,926,655      0.9%          (2.48)%     05/01/00
  Oncore & Firstar Oncore
     Premier.......................        1,412,177          $  9.720254     $13,726,718      1.4%          (2.80)%     05/01/00
  Oncore & Firstar Oncore Xtra.....          994,302          $  9.720254     $ 9,664,871      1.4%          (2.80)%     05/01/00
JANUS ASPEN SERVICE INTERNATIONAL
  GROWTH SUBACCOUNT
2001
  Oncore & Firstar Oncore Flex.....          501,432          $  5.939104     $ 2,978,056      1.5%         (24.57)%
  Oncore & Firstar Oncore Value....          166,194          $  5.998270     $   996,877      0.9%         (24.12)%
  Oncore & Firstar Oncore
     Premier.......................          846,346          $  5.948893     $ 5,034,822      1.4%         (24.49)%
  Oncore & Firstar Oncore Xtra.....          982,000          $  5.948893     $ 5,841,813      1.4%         (24.49)%
  Oncore & Firstar Oncore Lite.....           17,235          $  5.948893     $   102,530      1.4%         (10.20)%     04/17/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
2000
  Oncore & Firstar Oncore Flex.....           71,085          $  7.873607     $   559,692      1.5%         (21.26)%     05/01/00
  Oncore & Firstar Oncore Value....           92,035          $  7.904657     $   727,506      0.9%         (20.95)%     05/01/00
  Oncore & Firstar Oncore
     Premier.......................          336,371          $  7.878762     $ 2,650,189      1.4%         (21.21)%     05/01/00
  Oncore & Firstar Oncore Xtra.....          502,604          $  7.878762     $ 3,959,898      1.4%         (21.21)%     05/01/00
JP MORGAN TRUST II SMALL CO.
  SUBACCOUNT
2001
  Top Explorer.....................              222          $ 11.179691     $     2,479      1.3%          11.80%      11/01/01
  Oncore & Firstar Oncore Flex.....           25,983          $  9.377155     $   243,642      1.5%          (9.40)%
  Oncore & Firstar Oncore Value....           92,257          $  9.583696     $   884,158      0.9%          (8.85)%
  Oncore & Firstar Oncore
     Premier.......................          276,176          $  9.411151     $ 2,599,141      1.4%          (9.31)%
  Oncore & Firstar Oncore Xtra.....          132,426          $  9.411151     $ 1,246,282      1.4%          (9.31)%
  Oncore & Firstar Oncore Lite.....            9,841          $  9.411151     $    92,619      1.4%           3.94%      04/17/01
2000
  Oncore & Firstar Oncore Flex.....           16,635          $ 10.349645     $   172,171      1.5%         (12.63)%
  Oncore & Firstar Oncore Value....           75,985          $ 10.514588     $   798,954      0.9%         (12.11)%
  Oncore & Firstar Oncore
     Premier.......................          261,098          $ 10.376864     $ 2,709,377      1.4%         (12.54)%
  Oncore & Firstar Oncore Xtra.....           33,508          $ 10.376864     $   347,707      1.4%         (12.54)%
1999
  Oncore Flex......................            7,491          $ 11.845638     $    88,738      1.5%          42.26%
  Oncore & Firstar Oncore Value....           50,791          $ 11.963367     $   607,627      0.9%          43.11%
  Oncore & Firstar Oncore
     Premier.......................          163,145          $ 11.865119     $ 1,935,740      1.4%          42.40%
  Oncore Xtra......................            1,352          $ 11.865119     $    16,043      1.4%          26.64%      11/01/99
1998
  Oncore Flex......................            3,544          $  8.326677     $    29,510      1.5%         (16.73)%     05/01/98
  Oncore Value.....................           11,686          $  8.359794     $    97,689      0.9%         (16.40)%     05/01/98
  Oncore Premier...................           63,525          $  8.332170     $   529,304      1.4%         (16.68)%     05/01/98
JP MORGAN TRUST II MID CAP VALUE
  SUBACCOUNT
2001
  Top Tradition....................            2,675          $ 10.960581     $    29,315      1.1%           9.61%      11/01/01
  Top Explorer.....................            2,777          $ 10.957023     $    30,422      1.3%           9.57%      11/01/01
  Oncore & Firstar Oncore Value....              480          $ 10.964136     $     5,268      0.9%           9.64%      11/01/01
  Oncore & Firstar Oncore
     Premier.......................            9,060          $ 10.955254     $    99,258      1.4%           9.55%      11/01/01
  Oncore & Firstar Oncore Xtra.....            4,270          $ 10.955254     $    46,780      1.4%           9.55%      11/01/01
ALLIANCE GLOBAL BOND SUBACCOUNT
  (NOTE 7)
2001
  Oncore & Firstar Oncore Flex.....            1,043          $  9.265430     $     9,660      1.5%          (2.51)%     10/26/01
  Oncore Value.....................           10,060          $  9.404076     $    94,604      0.9%          (2.41)%     10/26/01
  Oncore & Firstar Oncore
     Premier.......................           27,939          $  9.288341     $   259,512      1.4%          (2.50%      10/26/01
  Oncore & Firstar Oncore Xtra.....           19,926          $  9.288341     $   185,075      1.4%          (2.50)%     10/26/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
ALLIANCE GROWTH & INCOME SUBACCOUNT
  (NOTE 7)
2001
  Oncore & Firstar Oncore Flex.....           12,805          $  9.706239     $   124,285      1.5%           2.14%      10/26/01
  Oncore & Firstar Oncore Value....           12,170          $  9.851512     $   119,893      0.9%           2.25%      10/26/01
  Oncore & Firstar Oncore
     Premier.......................          144,854          $  9.730225     $ 1,409,461      1.4%           2.16%      10/26/01
  Oncore & Firstar Oncore Xtra.....          116,164          $  9.730225     $ 1,130,300      1.4%           2.16%      10/26/01
  Oncore Lite......................            1,180          $  9.730225     $    11,485      1.4%           2.16%      10/26/01
ALLIANCE QUASAR SUBACCOUNT (NOTE 7)
2001
  Oncore & Firstar Oncore Value....            1,865          $ 11.666823     $    21,761      0.9%          11.33%      10/26/01
  Oncore & Firstar Oncore
     Premier.......................           27,336          $ 11.523134     $   314,998      1.4%          11.23%      10/26/01
  Oncore & Firstar Oncore Xtra.....            6,046          $ 11.523134     $    69,663      1.4%          11.23%      10/26/01
MFS NEW DISCOVERY SUBACCOUNT
2001
  Top Tradition....................            3,624          $ 11.553432     $    41,864      1.1%          15.53%      11/01/01
  Top Explorer.....................              215          $ 11.549693     $     2,483      1.3%          15.50%      11/01/01
  Oncore Flex......................               99          $ 11.545965     $     1,141      1.5%          15.46%      11/01/01
  Oncore Value.....................           13,022          $ 11.557175     $   150,500      0.9%          15.57%      11/01/01
  Oncore & Firstar Oncore
     Premier.......................           13,879          $ 11.547828     $   160,270      1.4%          15.48%      11/01/01
  Oncore Xtra......................            1,610          $ 11.547828     $    18,592      1.4%          15.48%      11/01/01
  Firstar Oncore Lite..............              552          $ 11.547828     $     6,378      1.4%          15.48%      11/01/01
MFS INVESTORS GROWTH SUBACCOUNT
2001
  Top Tradition....................            2,511          $ 10.713272     $    26,901      1.1%           7.13%      11/01/01
  Top Plus.........................              910          $ 10.716750     $     9,754      0.9%           7.17%      11/01/01
  Top Explorer.....................              227          $ 10.709798     $     2,428      1.3%           7.10%      11/01/01
  Oncore Value.....................            3,466          $ 10.716750     $    37,140      0.9%           7.17%      11/01/01
  Oncore & Firstar Oncore
     Premier.......................            8,434          $ 10.708061     $    90,308      1.4%           7.08%      11/01/01
  Oncore Xtra......................            2,756          $ 10.708061     $    29,515      1.4%           7.08%      11/01/01
  Oncore Lite......................              352          $ 10.708061     $     3,775      1.4%           7.08%      11/01/01
MFS MID CAP GROWTH SUBACCOUNT
2001
  Top Tradition....................              425          $ 11.103671     $     4,718      1.1%          11.04%      11/01/01
  Top Plus.........................               48          $ 11.107272     $       531      0.9%          11.07%      11/01/01
  Top Explorer.....................              955          $ 11.100071     $    10,597      1.3%          11.00%      11/01/01
  Oncore Flex......................              102          $ 11.096484     $     1,130      1.5%          10.96%      11/01/01
  Oncore Value.....................              320          $ 11.107272     $     3,558      0.9%          11.07%      11/01/01
  Oncore & Firstar Oncore
     Premier.......................           15,246          $ 11.098274     $   169,198      1.4%          10.98%      11/01/01
  Oncore Xtra......................            4,291          $ 11.098274     $    47,627      1.4%          10.98%      11/01/01
  Oncore Lite......................              765          $ 11.098274     $     8,493      1.4%          10.98%      11/01/01

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                     ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   TOTAL RETURN**
                                     ---------------------   --------------   -----------   ---------   --------------
MFS TOTAL RETURN SUBACCOUNT
2001
  Top Tradition....................            4,371          $ 10.258711     $    44,844      1.1%           2.59%      11/01/01
  Top Plus.........................              537          $ 10.262047     $     5,509      0.9%           2.62%      11/01/01
  Top Explorer.....................            1,296          $ 10.255375     $    13,287      1.3%           2.55%      11/01/01
  Oncore & Firstar Oncore Flex.....            1,121          $ 10.252051     $    11,497      1.5%           2.52%      11/01/01
  Oncore & Firstar Oncore Value....            3,722          $ 10.262047     $    38,198      0.9%           2.62%      11/01/01
  Oncore & Firstar Oncore
     Premier.......................           51,822          $ 10.253712     $   531,356      1.4%           2.54%      11/01/01
  Oncore & Firstar Oncore Xtra.....           15,070          $ 10.253712     $   154,522      1.4%           2.54%      11/01/01
  Oncore & Firstar Oncore Lite.....            1,520          $ 10.253712     $    15,590      1.4%           2.54%      11/01/01
FIRST AMERICAN CORPORATE BOND
  SUBACCOUNT (NOTE 7)
2001
  Investar Vision & Top Spectrum...           73,787          $ 11.531621     $   850,884      1.4%           6.76%
  Oncore & Firstar Oncore Flex.....           11,350          $ 10.942862     $   124,200      1.5%           6.65%
  Oncore & Firstar Oncore Value....            1,020          $ 11.133667     $    11,361      0.9%           7.29%
  Oncore & Firstar Oncore
     Premier.......................          113,823          $ 10.974344     $ 1,249,144      1.4%           6.76%
  Oncore & Firstar Oncore Xtra.....           28,202          $ 10.974344     $   309,496      1.4%           6.76%
  Oncore & Firstar Oncore Lite.....           12,147          $ 10.974344     $   133,301      1.4%           3.48%      04/17/01
2000
  Investar Vision & Top Spectrum...           83,759          $ 10.801406     $   904,719      1.4%          10.36%
  Oncore & Firstar Oncore Flex.....            2,938          $ 10.260090     $    30,145      1.5%          10.25%
  Oncore & Firstar Oncore Value....              581          $ 10.376940     $     6,033      0.9%          10.90%
  Oncore & Firstar Oncore
     Premier.......................           29,656          $ 10.279419     $   304,834      1.4%          10.36%
  Oncore & Firstar Oncore Xtra.....              581          $ 10.279419     $     5,977      1.4%          10.36%
1999
  Investar Vision & Top Spectrum...          109,609          $  9.787698     $ 1,072,820      1.4%          (6.12)%
  Oncore & Firstar Oncore Flex.....            1,370          $  9.306326     $    12,750      1.5%          (6.94)%     01/03/99
  Oncore & Firstar Oncore
     Premier.......................           17,415          $  9.314702     $   162,213      1.4%          (6.85)%     01/03/99
1998
  Investar Vision & Top Spectrum...          179,803          $ 10.425769     $ 1,874,581      1.4%          (2.78)%
1997
  Investar Vision & Top Spectrum...          100,248          $ 10.724151     $ 1,075,071      1.4%           7.24%      01/04/97
FIRST AMERICAN EQUITY INCOME
  SUBACCOUNT (NOTE 7)
2001
  Investar Vision & Top Spectrum...          483,385          $ 13.734218     $ 6,638,921      1.4%           2.17%      12/14/01
  Oncore & Firstar Oncore Flex.....           19,999          $  9.118447     $   182,356      1.5%           2.16%      12/14/01
  Oncore & Firstar Oncore Value....           56,040          $  9.277449     $   519,912      0.9%           2.19%      12/14/01
  Oncore & Firstar Oncore
     Premier.......................          402,235          $  9.144698     $ 3,678,316      1.4%           2.17%      12/14/01
  Oncore & Firstar Oncore Xtra.....          182,743          $  9.144698     $ 1,671,126      1.4%           2.17%      12/14/01
  Oncore & Firstar Oncore Lite.....            7,847          $  9.144698     $    71,759      1.4%           2.17%      12/14/01

---------------
  * This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 ** This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the 12-month period indicated or from the inception date through the end of the period.

***  Accumulation units are rounded to the nearest whole number.

(4)  RISK AND ADMINISTRATIVE EXPENSE

     At the end of each valuation period ONLIC charges an amount equal to 0.25% on an annual basis of the contract value for administrative expenses. Examples of these expenses would include accounting, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc.

     Although variable annuity payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLIC assumes the expense risk and the mortality risk under the contracts. ONLIC charges the Accounts' assets for assuming those risks, based on the contract value at a rate presently ranging from 0.65% to 1.25%, depending upon the contract, for mortality and expense risk on an annual basis.

     Both the administrative expense and the mortality & expense risk fees are assessed against each contract through the daily unit value calculation.

     The expense risk assumed by ONLIC is the risk that the deductions for sales and administrative expenses provided for in the variable annuity contracts may prove insufficient to cover the cost at the terms stated in the contracts.

     The mortality risk results from a provision in the contract in which ONLIC agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

(5)  CONTRACT CHARGES

     The Company offers deferred variable annuity contracts through the account. The primary distribution for the contracts is through an affiliate: however, other distributors are utilized.

     Combination contracts are annual premium variable annuities. There is no surrender charge.

     Back Load contracts are flexible premium combination annuities. There is a surrender charge equal to 5% of payments in the last eight years on the amount surrendered.

     VIA contracts are variable interest annuities. There is a surrender charge equal to 5% of payments in the last eight years on the amount surrendered.

     Top I contracts are flexible premium variable annuities. There is a surrender charge equal to 5% of payments in the last eight years on the amount surrendered.

     Top Tradition contracts are flexible premium variable annuities. There is a surrender charge equal to 7.75% of payments in the last eight years on the amount surrendered.

     Top Plus contracts are single premium variable annuities. The surrender charge ranges from 6% during the first year to 0% if surrender in the seventh year or later.

     Investar Vision and Top spectrum contracts are flexible premium variable annuities. The surrender charge ranges from 7% during the first year to 0% if surrendered in the eighth year or later.

     Top Explorer contracts are flexible premium variable annuities. The surrender charge ranges from 7% during the first year to 0% if surrendered in the eighth year or later.

     Oncore & Firstar Oncore Flex are flexible premium variable annuities. There is no surrender charge.

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Oncore & Firstar Oncore Value are flexible premium variable annuities. The surrender charge ranges from 6% during the first year to 0% if surrendered in the seventh year or later.

     Oncore & Firstar Oncore Premier are flexible premium variable annuities. The surrender charge ranges from 6% during the first year to 0% if surrendered in the seventh year or later.

     Oncore & Firstar Oncore Xtra are flexible premium variable annuities. The surrender charge ranges from 9% during the first year to 0% if surrendered in the ninth year or later.

     Oncore & Firstar Oncore Lite are flexible premium variable annuities. The surrender charge ranges from 7% during the first year to 0% if surrendered in the fourth year or later.

     No deduction for a sales charge is made from purchase payments. A contingent deferred sales charge ranging from 0% to 7% may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of accumulation value is made before the annuity payout date.

     A transfer fee is charged for each transfer from one subaccount to another. The fee is charged against the contract owner's equity in the subaccount from which the transfer is effected.

     State premium taxes presently range from 0% to 2 1/2% for these contracts. In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.

     Each year on the contract anniversary (or at the time of surrender of the contract), ONLIC will deduct a contract administration charge of $30 from the accumulation value to reimburse it for the expense relating to the maintenance of the contract. Total contract administration charges for the Account amounted to approximately $1,081,000 and $618,000 during 2001 and 2000, respectively. These contract charges are assessed for each contract by liquidating units.

(6)  FEDERAL INCOME TAXES

     Operations of the Account form a part of, and are taxed with, operations of ONLIC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

(7)  FUND SUBSTITUTIONS

     Effective October 26, 2001, the Subaccounts of the Brinson Series Trust Growth & Income, Small Cap and Strategic Income portfolios were terminated and replaced with the Subaccounts of the Alliance Capital Growth & Income, Quasar and Global Bond portfolios, respectively.

     Effective December 17, 2001, the Subaccounts of the Ohio National Fund, Inc. Relative Value and Firstar Growth & Income portfolios were terminated and replaced with the Subaccount of the First American Insurance Portfolios, Inc. Equity Income portfolio.

(8)  NEW ACCOUNTING PRONOUNCEMENTS

     In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires Separate Accounts presenting financial statements in conformity with accounting principles generally accepted in the United States of America to disclose financial highlights which include expense ratios and total return. The adoption of the guide had no financial impact on the Account.

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT A

 INDEPENDENT AUDITORS' REPORT

The Board of Directors of
  The Ohio National Life Insurance Company and
Contract Owners of Ohio National
  Variable Account A:

We have audited the accompanying statement of assets and contract owners' equity of Ohio National Variable Account A (comprised of the sub-accounts listed in note 2) (collectively, "the Account") as of December 31, 2001, and the related statements of operations and changes in contract owners' equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2001, and the results of its operations, changes in contract owners' equity, and financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 15, 2002

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Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio  45201

Form 1322  Rev. 2/02